Exhibit 99.1

                                  $776,293,000
                                 Approximate(1)
                                 GSAMP 2005-HE1
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates

                                                            Initial      Estimated                   Expected
               Approximate      Primary      Expected        Pass-         Avg.        Principal       S&P/
  Offered       Principal      Collateral     Credit        Through        Life         Payment       Moodys
Certificates   Balance(1)(4)     Group       Support       Rate (5)      (yrs) (2)   Window (2)(3)    Ratings
------------   ------------   ------------   --------    -------------   ---------   -------------   ---------
A-1A           $251,557,000     Group I         20.85%   LIBOR + [__]%        2.45   02/05 - 04/12    AAA/Aaa
A-1B            $62,890,000     Group I         20.85%   LIBOR + [__]%        2.45   02/05 - 04/12    AAA/Aaa
A-2(6)         $319,973,000     Group II        20.85%   LIBOR + [__]%        2.46   02/05 - 04/12    AAA/Aaa
M-1             $54,906,000   Group I & II      14.00%   LIBOR + [__]%        4.98   05/08 - 04/12    AA+/Aa2
M-2             $44,886,000   Group I & II       8.40%   LIBOR + [__]%        4.92   03/08 - 04/12     A+/A2
M-3             $12,023,000   Group I & II       6.90%   LIBOR + [__]%        4.89   03/08 - 04/12     A+/A3
B-1             $12,424,000   Group I & II       5.35%   LIBOR + [__]%        4.89   03/08 - 04/12    A-/Baa1
B-2              $9,619,000   Group I & II       4.15%   LIBOR + [__]%        4.88   02/08 - 04/12   BBB+/Baa2
B-3              $8,015,000   Group I & II       3.15%   LIBOR + [__]%        4.87   02/08 - 04/12   BBB+/Baa3
Total          $776,293,000

Not Offered Certificates

B-4              $9,619,000   Group I & II       1.95%            6.00%     N/A           N/A           N/A

(1) The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled 1 month at 8% CPR.

(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Offered Certificates.

(3) The Last Scheduled Distribution Date for the Offered Certificates is the Distribution Date in December 2034.

(4) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.

(5) See the "Structure of the Principal Certificates" section of this Term Sheet for more information on the Pass-Through Rates of the Principal Certificates.

(6) The Class A-2 Certificates may be offered as a pass-thru (as described in this term sheet), sequential pay certificates or a combination of both.

Selected Mortgage Pool Data (7)

                                                         Group I                            Group II
                                             -------------------------------    -------------------------------
                                             Adjustable Rate     Fixed Rate     Adjustable Rate     Fixed Rate        Aggregate
------------------------------------------   ----------------    -----------    ----------------    -----------    ----------------
Scheduled Principal Balance:                     $335,796,409    $64,494,949        $336,177,509    $71,148,034        $807,616,901
Number of Mortgage Loans:                               1,922            820               1,530            842               5,114
Avg. Scheduled Principal Balance:                    $174,712        $78,652            $219,724        $84,499            $157,923
Wtd. Avg. Gross Coupon:                                 7.372%         8.495%              7.356%         8.321%              7.539%
Wtd. Avg. Net Coupon(8):                                6.869%         7.992%              6.853%         7.818%              7.036%
Wtd. Avg. Current FICO Score:                             619            641                 618            639                 622
Wtd. Avg. Combined Original LTV Ratio(9):               80.86%         85.26%              81.26%         83.19%              81.58%
Wtd. Avg. Std. Remaining Term (Mo.):                      357            328                 357            329                 352
Wtd. Avg. Seasoning (Mo.):                                  3              3                   3              3                   3
Wtd. Avg. Months to Roll(10):                              25            N/A                  25            N/A                  25
Wtd. Avg. Gross Margin(10):                              6.94%           N/A                6.96%           N/A                6.95%
Wtd. Avg. Initial Rate Cap(10):                          3.00%           N/A                3.00%           N/A                3.00%
Wtd. Avg. Periodic Rate Cap(10):                         1.24%           N/A                1.26%           N/A                1.25%
Wtd. Avg. Gross Max. Lifetime Rate(10):                 14.32%           N/A               14.31%           N/A               14.31%

(7) All percentages of mortgage loans calculated herein are percentages of their scheduled principal balances as of the Statistical Calculation Date.

(8) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(9) Calculated using LTV with respect to first lien loans and combined LTV with respect to second lien loans.

(10) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction

o The mortgage loans in the transaction consist of subprime fixed and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") originated by or acquired from Acoustic Home Loans, LLC ("Acoustic"), First NLC Financial Services, LLC ("First NLC") and Fremont Investment & Loan ("Fremont").

o Credit support for the Principal Certificates will be provided through a senior/subordinate structure, initial overcollateralization of 1.95% and excess spread.

o The Acoustic mortgage loans will be serviced by Ocwen Federal Bank FSB ("Ocwen") and Chase Manhattan Mortgage Corporation ("Chase"). The First NLC mortgage loans will be serviced by Chase. The Fremont mortgage loans will be serviced by Countrywide Home Loans Servicing, LP ("Countrywide") and Ocwen.

o 46.26% of the Mortgage Loans will be serviced by Chase, 50.22% of the Mortgage Loans will be serviced by Countrywide and 3.52% of the Mortgage Loans will be serviced by Ocwen.

o All amounts and percentages herein related to the Mortgage Loans are as of the Statistical Calculation Date.

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, or (b) classified as "high cost" loans under any other applicable state, federal or local law or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSA05HE1" and on Bloomberg as "GSAMP 05-HE1".

o This transaction will contain three one-month LIBOR interest rate corridor agreements (the "A-1B Interest Rate Corridor", the "A-2 Interest Rate Corridor" and the "Junior Interest Rate Corridor"). The Class A-1B Interest Rate Corridor is available only to pay Basis Risk Carry Forward Amounts on the Class A-1B Certificates. The Class A-2 Interest Rate Corridor is available only to pay Basis Risk Carry Forward Amounts on the Class A-2 Certificates. The Junior Interest Rate Corridor is available only to pay Basis Risk Carry Forward Amounts pro rata by principal balance to the Class M-1, Class M-2 and Class M-3, Class B-1, Class B-2 and Class B-3 Certificates. (See Appendix A for interest rate corridor details.)

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Selected Mortgage Pool Data by Originator (1)

                                                      Acoustic           First NLC            Fremont
------------------------------------------------   ---------------    ----------------    ----------------
Scheduled Principal Balance:                           $36,921,340        $351,020,089        $419,675,472
% of Total Pool Scheduled Principal Balance:                  4.57%              43.46%              51.96%
Number of Mortgage Loans:                                      213               2,434               2,467
Average Scheduled Principal Balance:                      $173,340            $144,215            $170,116
Weighted Average Gross Coupon:                               7.401%              7.702%              7.414%
Weighted Average Current FICO Score:                           614                 626                 620
% First Lien Loans:                                          96.51%              94.04%              94.29%
Weighted Average Combined Original LTV Ratio(2):             81.44%              82.10%              81.16%
Weighted Average Stated Remaining Term (months):               351                 351                 353
Weighted Average Seasoning (months):                             3                   3                   3
% Full Doc Loans:                                            50.28%              53.48%              68.92%
% Purchase Loans:                                            43.49%              51.35%              47.54%
% Primary Occupancy Loans:                                   94.39%              98.44%              93.04%
% Single Family Loans:                                       76.78%              81.91%              83.41%
State with highest representation:                        CA 57.20%           CA 36.39%           CA 31.28%
% Adjustable Rate Loans:                                     91.92%              86.02%              80.08%
% Fixed Rate Loans:                                           8.08%              13.98%              19.92%

(1) All percentages of mortgage loans are based on their scheduled principal balances as of the Statistical Calculation Date.

(2) Calculated using LTV ratio with respect to first lien loans and combined LTV ratio with respect to second lien loans.

Time Table

Expected Closing Date:              January 27, 2005

Cut-off Date:                       January 1, 2005

Statistical Calculation Date:       December 1, 2004

Expected Pricing Date:              On or before December 17, 2004

First Distribution Date:            February 25, 2005

Key Terms

Offered Certificates:               Class A, Class M, Class B-1, Class B-2 and
                                    Class B-3 Certificates

Principal Certificates:             Class A, Class M and Class B Certificates

Fixed Rate Certificates:            Class B-4 Certificates

Class A-1 Certificates:             Class A-1A and Class A-1B Certificates

Class A Certificates:               Class A-1 and Class A-2 Certificates

Class M Certificates:               Class M-1, Class M-2, and Class M-3
                                    Certificates

Class B Certificates:               Class B-1, Class B-2, Class B-3 and Class
                                    B-4 Certificates

Depositor:                          GS Mortgage Securities Corp.

Manager:                            Goldman, Sachs & Co.

Servicers:                          Upon completion of servicing transfers,
                                    (scheduled to occur by February 1, 2005),
                                    Countrywide Home Loans Servicing, LP, Chase
                                    Manhattan Mortgage Corporation and Ocwen
                                    Federal Bank FSB

Trustee:                            Deutsche Bank National Trust Company

Servicing Fee Rate:                 50 bps

Trustee Fee Rate:                   0.30 bps

Expense Fee Rate:                   No more than 51 bps

Distribution Date:                  25th day of the month or the following
                                    Business Day

Mortgage Loans:                     The trust will consist of two groups of
                                    subprime, fixed and adjustable rate, first and second lien residential mortgage loans

Group I Mortgage Loans:             Approximately $ 300,416,985 of Mortgage
                                    Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie
                                    Mae or Freddie Mac

Group II Mortgage Loans:            Approximately $507,199,915 of Mortgage Loans
                                    with original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie Mae or Freddie Mac

Record Date:                        For any Distribution Date, the last Business
                                    Day of the Interest Accrual Period

Delay Days:                         0 day delay on the Offered Certificates. 24
                                    day delay on the Fixed Rate Certificates

Day Count:                          Actual/360 basis for the Offered
                                    Certificates. 30/360 basis for the Fixed
                                    Rate Certificates

Prepayment Period:                  The calendar month prior to the Distribution
                                    Date

Due Period:                         The period commencing on the second day of
                                    the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs

Interest Accrual Period:            For the Offered Certificates from the prior
                                    Distribution Date to the day prior to the current Distribution Date, except for the initial accrual period for which interest will accrue from the Closing Date. For the Fixed Rate Certificates from and including the first day of the month prior to month in which the current Distribution Date occurs to and including the last day of such month

Pricing Prepayment
Assumption:                         Adjustable rate mortgage loans: CPR starting
                                    at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 28%
                                    CPR in month 12 (an approximate 1.917%
                                    increase per month), and remaining at 28%
                                    CPR thereafter Fixed rate mortgage loans:
                                    CPR starting at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 24% CPR in month 12 (an approximate 1.583% increase per month), and remaining at 24% CPR thereafter

Excess Spread:                      The initial weighted average net coupon of
                                    the mortgage pool will be greater than the interest payments on the Offered
                                    Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical
                                    Calculation Date rolled one month at 8% CPR:

                                    Initial Gross WAC: (1)              7.53849%
                                    Less Expense Fee Rate: (2)          0.50300%
                                                                        -------
                                    Net WAC: (1)                        7.03549%
                                    Less Initial Wtd. Avg
                                      Certificate Coupon
                                      (Approx.) (3):                    2.77806%
                                                                        -------
                                    Initial Excess Spread: (1)          4.25743%

                                    (1)   This amount will vary on each
                                          distribution date based on changes to
                                          the weighted average interest rate on
                                          the Mortgage Loans as well as any
                                          changes in day count.

                                    (2)   Includes the Servicing Fee and Trustee
                                          Fee.

                                    (3)   Assumes 1-month LIBOR equal to
                                          2.3975%, initial marketing spreads and
                                          a 30-day month. This amount will vary
                                          on each distribution date based on
                                          changes to the weighted average
                                          Pass-Through Rates on the Principal
                                          Certificates as well as any changes in
                                          day count.

Servicer Advancing:                 Yes as to principal and interest, subject to
                                    recoverability

Interest Rate Corridor
Provider:                           Goldman Sachs Capital Markets LP. The
                                    short-term unsecured debt obligations of the guarantor of the Corridor Provider, The
                                    Goldman Sachs Group, Inc., are rated "P-1" by Moody's Investors Service Inc., "A-1" by
                                    Standard & Poor's Ratings Group and "F1+" by
                                    Fitch Ratings. The long-term unsecured debt obligations of the guarantor are rated "Aa3" by Moody's, "A+" by S&P and "AA-" by Fitch

Compensating Interest:              [Ocwen will pay compensating interest up to
                                    the lesser of (A) the aggregate of the
                                    prepayment interest shortfalls on the
                                    Mortgage Loans resulting from voluntary
                                    principal prepayments on the Mortgage Loans during the month prior to the month in which the related Distribution Date occurs and (B)
                                    (i) 15 bps per annum on the aggregate
                                    principal balance of the mortgage loans
                                    serviced at the beginning of the related Due
                                    Period for months 1 to 24 and (ii) 50 bps per annum on the aggregate principal balance of the mortgage loans at the beginning of each related Due Period thereafter. Ocwen will not pay compensating interest for the first distribution date.]

                                    Chase shall provide compensating interest equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans resulting from voluntary principal prepayments on the Mortgage Loans during the month prior to the month in which the related Distribution Date occurs and (B) the aggregate Servicing Fee received by such Servicer for that Distribution Date.

                                    Countrywide shall provide compensating
                                    interest equal to the lesser of (A) the
                                    aggregate of the prepayment interest
                                    shortfalls on the Mortgage Loans resulting from voluntary principal prepayments on the Mortgage Loans during the month prior to the month in which the related Distribution Date occurs and (B) the aggregate Servicing Fee received by such Servicer for that Distribution Date.

Optional Clean-up Call:             The transaction has a 10% Optional Clean-up
                                    Call

Rating Agencies:                    Standard & Poor's Ratings Group and Moody's
                                    Investor Services, Inc. will each rate all of the Offered Certificates.

Minimum Denomination:               $25,000 with regard to each of the Offered
                                    Certificates

Legal Investment:                   It is anticipated that the Offered
                                    Certificates will not be SMMEA eligible

ERISA Eligible:                     Underwriter's exemption is expected to apply
                                    to all Offered Certificates. However,
                                    prospective purchasers should consult their own counsel

Tax Treatment:                      All Offered Certificates represent REMIC
                                    regular interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction, which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract

Prospectus:                         The Offered Certificates will be offered
                                    pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                    "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                                    Certificates may not be consummated unless the purchaser has received the Prospectus

                                    PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                    FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                                    BE CONSIDERED IN CONNECTION WITH AN
                                    INVESTMENT IN THE OFFERED CERTIFICATES

Structure of the Principal Certificates

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Principal Certificates". Prior to the Step-Down Date all principal collected or advanced on the Mortgage Loans will be paid to the Principal Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Principal Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the Offered Certificates, at a rate of one-month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the lesser of the WAC Cap or the applicable loan group cap. Interest will be paid monthly, on all of the Fixed Rate Certificates, at a specified rate that will step up after the Optional Clean-up Call date, subject to the WAC Cap. The interest paid to each class of Principal Certificates will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate on the Principal Certificates attributable to the WAC Cap or the applicable loan group cap will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 1.95% overcollateralization (funded upfront) (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.90% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in February 2008; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 41.70%.

Class               Initial Subordination Percentage   Step-Down Date Percentage
-----               --------------------------------   -------------------------
  A                              20.85%                         41.70%
 M-1                             14.00%                         28.00%
 M-2                              8.40%                         16.80%
 M-3                              6.90%                         13.80%
 B-1                              5.35%                         10.70%
 B-2                              4.15%                          8.30%
 B-3                              3.15%                          6.30%
 B-4                              1.95%                          3.90%

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 37.00% of the prior period's Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure, all REO property and mortgage loans where the mortgagor has filed for bankruptcy) (ii) during such period the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

     Distribution Date                  Cumulative Realized Loss Percentage:
----------------------------        --------------------------------------------

February 2008 - January 2009        3.50% for the first month, plus an
                                    additional 1/12th of 2.00% for each month thereafter

February 2009 - January 2010        5.50% for the first month, plus an
                                    additional 1/12th of 1.50% for each month thereafter

February 2010 - January 2011        7.00% for the first month, plus an
                                    additional 1/12th of 0.75% for each month thereafter

February 2011 and thereafter        7.75%

Group I Sequential Trigger Event. A Group I Sequential Trigger Event is in effect on any Distribution Date if, before the 37th Distribution Date, the aggregate amount of Realized Losses incurred since the Cut-Off date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date exceeds 3.50%, or if, on or after the 37th Distribution Date, a Trigger Event is in effect.

Step-up Coupons. For all Offered Certificates the coupon will increase after the first distribution date on which the Optional Clean-up Call is exercisable, should the Optional Clean-up Call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M Certificates and Class B Certificates, except the Fixed Rate Certificates, will increase to 1.5 times the margin at issuance. For the Fixed Rate Certificates, the coupon will increase by 0.50%.

Class A-1A Pass-Through Rate. The Class A-1A Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class A-1B Pass-Through Rate. The Class A-1B Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class A-2 Pass-Through Rate. The Class A-2 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-4 Pass-Through Rate The Class B-4 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) 6.00% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
(ii) the WAC Cap.

WAC Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate (calculated on an actual/360 day basis with respect to the Offered Certificates and on a 30/360 basis with respect to the Class B-4 Certificates).

Loan Group I Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and the Trustee Fee Rate (calculated on an actual/360 day count basis).

Loan Group II Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and the Trustee Fee Rate (calculated on an actual/360 day count basis).

Class A-1A Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-1A Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-1A Pass-Through-Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap; (ii) any Class A-1A Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the Class A-1A Pass-Through-Rate (without regard to the Loan Group I or WAC Cap). Class A-1A Basis Risk Carry Forward Amounts will only be payable on the Class A-1A Certificates while their class certificate balance is greater than zero.

Class A-1B Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-1B Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-1B Pass-Through-Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap; (ii) any Class A-1B Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the Class A-1B Pass-Through-Rate (without regard to the Loan Group I or WAC Cap). Class A-1B Basis Risk Carry Forward Amounts will only be payable on the Class A-1B Certificates while their class certificate balance is greater than zero.

Class A-2 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-2 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-2 Pass-Through-Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Class A-2 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the Class A-2 Pass-Through-Rate (without regard to the Loan Group II Cap or WAC Cap). Class A-2 Basis Risk Carry Forward Amounts will only be payable on the Class A-2 Certificates while their class certificate balance is greater than zero.

Class M-1, M-2, M-3, B-1, B-2, B-3 and B-4 Basis Risk Carry Forward Amounts. As to any Distribution Date, the supplemental interest amount for each of the Class M and B Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through-Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through-Rate (without regard to the WAC
Cap). Class M-1, M-2, M-3, B-1, B-2, B-3 and B-4 Basis Risk Carry Forward Amounts will only be payable on the Class M-1, M-2, M-3, B-1, B-2, B-3 and B-4 Certificates while their class certificate balance is greater than zero.

Accrued Certificate Interest. For each class of Offered Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemember's Civil Relief Act or any similar state statutes. For the Fixed Rate Certificates on any Distribution Date, from and including the first day of the month prior to month in which the current Distribution Date occurs to and including the last day of such month.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less Expense Fee Rate.

Principal Remittance Amount. On any Distribution Date, the sum of

(i) all scheduled payments of principal due during the related Due Period and received by the Servicers on or prior to the related determination date or advanced by the Servicers on the related servicer remittance date,

(ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

(iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

(iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

(v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

(vi) the principal portion of the termination price if the Optional Clean-up Call is exercised.

Principal Distribution Amount. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee Rate) and available during the related Due Period, over (y) the sum of interest payable on the Principal Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Class A-1 Principal Distribution Allocation. Any principal distributions allocated to the Class A-1 Certificates are required to be distributed pro rata among the Class A-1 Certificates, with the exception that if a Group I Sequential Trigger Event is in effect, principal distributions to the Class A-1 Certificates will be allocated first to the Class A-1A Certificates, until their class certificate balance has been reduced to zero, and then to the Class A-1B Certificates, until their class certificate balance has been reduced to zero.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the applicable Servicer for the related advances and the applicable Expense Fee Rate in respect of such Mortgage Loan.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 58.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the class certificate balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 72.00% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the class certificate balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 83.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the class certificate balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 86.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 89.30% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (F) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 91.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date) and (G) the class certificate balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date) and (H) the class certificate balance of the Class B-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 96.10% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Interest Distributions on the Principal Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

(i)   Concurrently,

      (a) from the Interest Remittance Amounts related to the Group I Mortgage Loans, to the Class A-1A and Class A-1B Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates allocated based on their entitlement to those amounts; and

      (b) from the Interest Remittance Amounts related to the Group II Mortgage Loans, to the Class A-2 Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates allocated based on their entitlement to those amounts, provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (a) or (b) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (a) or (b) above will be available to cover that shortfall;

(ii) from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iii) from any remaining Interest Remittance Amounts to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Principal Certificates.

On each Distribution Date (A) prior to the Step-down Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   Concurrently,

      (a) to the Class A-1 Certificates, the Group I Principal Distribution Amount, allocated between the Class A-1A and Class A-1B Certificates in accordance with the Class A-1 Principal Distribution Allocation described above, until the class certificate balances thereof have been reduced to zero and

      (b) to the Class A-2 Certificates, the Group II Principal Distribution Amount, until the class certificate balance thereof has been reduced to zero,

      provided, that if after making distributions pursuant to paragraphs (a) and (b) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A certificates is reduced to zero (considering the Class A-1A and Class A-1B certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection
      (i) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their respective class certificate balances have been reduced to zero;

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

On each Distribution Date (A) on or after the Step-down Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   Concurrently,

      (a) to the Class A-1 Certificates, allocated between the Class A-1A and the Class A-1B Certificates in accordance with the Class A-1 Principal Distribution Allocation described above, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage for these classes, until their respective class certificate balances have been reduced to zero, and

      (b) to the Class A-2 Certificates the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class A-2 Certificates, determined in accordance with the Class A Principal Allocation Percentage for that class, until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs (a) and (b) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A certificates is reduced to zero (considering the Class A-1A and Class A-1B certificates as one class and the for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their class certificate balances have been reduced to zero;

(ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero, and

(viii) to the Class B-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates and the principal balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on their respective class certificate balances, with the principal allocated to the Class A-1 Certificates being allocated between the Class A-1A and Class A-1B Certificates in accordance with the Class A-1 Principal Distribution Allocation described above.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid sequentially as follows:

(i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

(ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

(iii) concurrently, any Class A-1A Basis Risk Carry Forward Amount to the Class A-1A Certificates, any Class A-1B Basis Risk Carry Forward Amount to the Class A-1B Certificates, any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates pro rata by their respective class certificate balance,

(iv) sequentially to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class B-4, Certificates, any Basis Risk Carry Forward Amounts for such classes,

(v)   also, concurrently,

      (a) from any available A-1B Interest Rate Corridor payments, to the Class A-1B Certificates, up to their respective remaining Basis Risk Carry Forward Amounts,

      (b) from any available A-2 Interest Rate Corridor payments to the Class A-2 Certificates, up to their respective remaining Basis Risk Carry Forward Amounts,

      (c) from any available Junior Interest Rate Corridor payments, pro rata by class certificate balance to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, in each case, up to their respective remaining Basis Risk Carry Forward Amounts.

All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the excess cash flow, second in reduction of the overcollateralization amount, third to the Class B-4 Certificates, fourth to the Class B-3 Certificates, fifth to the Class B-2 Certificates, sixth to the Class B-1 Certificates, seventh to the Class M-3 Certificates, eighth to the Class M-2 Certificates and ninth to the Class M-1 Certificates. An allocation of any Realized Losses to a class of certificates on any Distribution Date will be made by reducing its class certificate balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to Class A Certificates until the Last Scheduled Distribution Date.

Remaining Prepayment Penalty Term by Product Type(1)

Product          No Penalty       1-12 Months      13-24 Months      25-36 Months     37-48 Months   49-60 Months      Total
-------------  ---------------   --------------   ---------------   ---------------   ------------   ------------   ------------
15/30 Balloon       $3,158,215         $329,833          $184,336        $5,952,078             $0             $0     $9,624,461
2 Yr ARM            63,062,056       49,370,890       238,142,249         6,690,971              0              0    357,266,167
2 Yr ARM IO          8,548,935        8,483,647        77,763,180         1,641,967              0              0     96,437,729
3 Yr ARM            24,593,845       10,159,369         4,020,774       113,339,215              0              0    152,113,203
3 Yr ARM IO          1,801,350          893,200           904,694        58,982,360              0              0     62,581,604
5 Yr ARM                     0          153,691         1,328,499         2,093,025              0              0      3,575,215
Balloon IO             639,665                0                 0                 0              0              0        639,665
Fixed               17,687,354       18,487,230        24,914,999        62,805,214              0              0    123,894,798
Fixed IO                     0                0                 0         1,484,060              0              0      1,484,060
TOTAL             $119,491,420      $87,877,860      $347,258,731      $252,988,890             $0             $0   $807,616,901

Product          No Penalty       1-12 Months      13-24 Months      25-36 Months     37-48 Months   49-60 Months
-------------  ---------------   --------------   ---------------   ---------------   ------------   ------------
15/30 Balloon             0.39%            0.04%             0.02%             0.74%          0.00%          0.00%
2 Yr ARM                  7.81             6.11             29.49              0.83           0.00           0.00
2 Yr ARM IO               1.06             1.05              9.63              0.20           0.00           0.00
3 Yr ARM                  3.05             1.26              0.50             14.03           0.00           0.00
3 Yr ARM IO               0.22             0.11              0.11              7.30           0.00           0.00
5 Yr ARM                  0.00             0.02              0.16              0.26           0.00           0.00
Balloon IO                0.08             0.00              0.00              0.00           0.00           0.00
Fixed                     2.19             2.29              3.09              7.78           0.00           0.00
Fixed IO                  0.00             0.00              0.00              0.18           0.00           0.00
TOTAL                    14.80%           10.88%            43.00%            31.33%          0.00%          0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

Breakeven CDR Table for the Class M and Class B Certificates [Tables To Be Updated]

The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o     1-month and 6-month Forward LIBOR curves (as of close on December 13,
      2004) are used

o     40% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     Class M, Class B-1, Class B-2 and Class B-3 Certificates are priced at par

                                       First Dollar of Loss              LIBOR Flat                  0% Return
                                      -----------------------     -----------------------     -----------------------
Class M-1   CDR (%)                                     27.78                       28.04                       29.98
            Yield (%)                                  4.2582                      3.7379                      0.0027
            WAL                                          3.91                        3.91                        3.69
            Modified Duration                            3.60                        3.61                        3.52
            Principal Window                    Dec08 - Dec08               Dec08 - Dec08               Oct08 - Oct08
            Principal Writedown ($)           16,400.75 (0.03%)        1,219,194.44 (2.22%)       8,638,479.49 (15.73%)
            Total Collat Loss           151,231,994.04 (18.87%)     152,275,758.45 (19.00%)     157,829,408.92 (19.69%)
Class M-2   CDR (%)                                     18.36                       18.71                       20.09
            Yield (%)                                  4.7441                      3.8490                      0.0183
            WAL                                          4.66                        4.65                        4.34
            Modified Duration                            4.18                        4.19                        4.11
            Principal Window                    Sep09 - Sep09               Sep09 - Sep09               Jul09 - Jul09
            Principal Writedown ($)           49,067.37 (0.11%)        2,078,720.64 (4.63%)       9,236,904.10 (20.58%)
            Total Collat Loss ($)       116,206,484.61 (14.50%)     117,952,368.29 (14.72%)     123,352,484.90 (15.39%)
Class M-3   CDR (%)                                     16.22                       16.33                       16.71
            Yield (%)                                  4.9321                      3.8918                      0.1068
            WAL                                          4.91                        4.91                        4.74
            Modified Duration                            4.36                        4.37                        4.35
            Principal Window                    Dec09 - Dec09               Dec09 - Dec09               Nov09 - Nov09
            Principal Writedown ($)           16,286.40 (0.14%)          690,966.73 (5.75%)       2,784,851.03 (23.16%)
            Total Collat Loss ($)       106,928,922.36 (13.34%)     107,512,270.98 (13.41%)     108,956,803.33 (13.59%)
Class B-1   CDR (%)                                     14.19                       14.36                       14.71
            Yield (%)                                  5.5101                      3.9144                      0.0477
            WAL                                          5.08                        5.06                        4.91
            Modified Duration                            4.42                        4.43                        4.48
            Principal Window                    Feb10 - Feb10               Feb10 - Feb10               Feb10 - Feb10
            Principal Writedown ($)           22,118.24 (0.18%)        1,121,507.33 (9.03%)       3,372,790.33 (27.15%)
            Total Collat Loss ($)        96,862,748.80 (12.08%)      97,816,278.99 (12.20%)      99,765,797.11 (12.45%)
Class B-2   CDR (%)                                     12.70                       12.83                       13.10
            Yield (%)                                  5.5669                      3.9911                      0.0832
            WAL                                          5.24                        5.22                        5.04
            Modified Duration                            4.52                        4.54                        4.58
            Principal Window                    Apr10 - Apr10               Apr10 - Apr10               Apr10 - Apr10
            Principal Writedown ($)           58,386.54 (0.61%)          925,244.55 (9.62%)       2,724,919.36 (28.33%)
            Total Collat Loss ($)        89,210,839.44 (11.13%)      89,973,476.39 (11.23%)      91,548,724.00 (11.42%)
Class B-3   CDR (%)                                     11.50                       11.67                       11.88
            Yield (%)                                  6.6707                      4.0714                      0.0894
            WAL                                          5.41                        5.33                        5.08
            Modified Duration                            4.50                        4.52                        4.55
            Principal Window                    Jun10 - Jun10               Jun10 - Jun10               Jun10 - Jun10
            Principal Writedown ($)           46,030.82 (0.57%)       1,255,504.32 (15.66%)       2,723,287.37 (33.98%)
            Total Collat Loss ($)        82,837,082.30 (10.33%)      83,872,120.86 (10.46%)      85,143,859.16 (10.62%)

Available Funds Cap(1)(2). The information in the following table has been prepared in accordance with the following assumptions (i) one-month LIBOR and six-month LIBOR remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage.

                                                  Class M,                                                      Class M,
                                                 Class B-1,                                                    Class B-1,
                                                 Class B-2,                                                    Class B-2,
                        Class A-1B   Class A-2   Class B-3                            Class A-1B   Class A-2   Class B-3
                          Avail.      Avail.       Avail.                               Avail.      Avail.       Avail.
         Distribution     Funds        Funds       Funds               Distribution     Funds        Funds       Funds
Period       Date        Cap (%)      Cap (%)     Cap (%)     Period       Date        Cap (%)      Cap (%)     Cap (%)
------   ------------   ----------   ---------   ----------   ------   ------------   ----------   ---------   ----------
     1      Feb-05            9.50        9.50         9.50       48      Jan-09           14.88       14.82        11.75
     2      Mar-05            9.50        9.50         9.50       49      Feb-09           14.87       14.82        11.75
     3      Apr-05            9.50        9.50         9.50       50      Mar-09           16.47       16.40        13.01
     4      May-05            9.50        9.50         9.50       51      Apr-09           15.10       15.03        11.95
     5      Jun-05            9.50        9.50         9.50       52      May-09           15.65       15.59        12.39
     6      Jul-05            9.50        9.50         9.50       53      Jun-09           15.14       15.08        11.99
     7      Aug-05            9.50        9.50         9.50       54      Jul-09           15.65       15.58        12.39
     8      Sep-05            9.50        9.50         9.50       55      Aug-09           15.14       15.08        11.99
     9      Oct-05            9.50        9.50         9.50       56      Sep-09           15.14       15.08        11.98
    10      Nov-05            9.50        9.50         9.50       57      Oct-09           15.86       15.78        12.57
    11      Dec-05            9.50        9.50         9.50       58      Nov-09           15.39       15.33        12.21
    12      Jan-06            9.50        9.50         9.50       59      Dec-09           15.90       15.83        12.61
    13      Feb-06            9.50        9.50         9.50       60      Jan-10           15.38       15.32        12.20
    14      Mar-06            9.50        9.50         9.50       61      Feb-10           15.38       15.32        12.20
    15      Apr-06            9.50        9.50         9.50       62      Mar-10           17.02       16.95        13.50
    16      May-06            9.50        9.50         9.50       63      Apr-10           15.38       15.32        12.20
    17      Jun-06            9.50        9.50         9.50       64      May-10           15.89       15.82        12.60
    18      Jul-06            9.50        9.50         9.50       65      Jun-10           15.37       15.31        12.19
    19      Aug-06            9.50        9.50         9.50       66      Jul-10           15.88       15.82        12.59
    20      Sep-06            9.50        9.50         9.50       67      Aug-10           15.37       15.30        12.19
    21      Oct-06            9.50        9.50         9.47       68      Sep-10           15.36       15.30        12.18
    22      Nov-06            9.50        9.50         9.49       69      Oct-10           15.88       15.81        12.59
    23      Dec-06            9.50        9.50         9.50       70      Nov-10           15.36       15.30        12.18
    24      Jan-07            9.50        9.50         9.50       71      Dec-10           15.87       15.81        12.58
    25      Feb-07            9.50        9.50         9.50       72      Jan-11           15.36       15.29        12.17
    26      Mar-07           10.01        9.98         9.50       73      Feb-11           15.35       15.29        12.17
    27      Apr-07            9.79        9.77         9.49       74      Mar-11           16.99       16.92        13.47
    28      May-07           10.19       10.17         9.50       75      Apr-11           15.35       15.29        12.17
    29      Jun-07            9.92        9.89         9.50       76      May-11           15.86       15.79        12.57
    30      Jul-07           10.28       10.26         9.50       77      Jun-11           15.34       15.28        12.16
    31      Aug-07            9.99        9.97         9.50       78      Jul-11           15.85       15.79        12.56
    32      Sep-07           10.05       10.02         9.50       79      Aug-11           13.55       13.49        12.16
    33      Oct-07           11.92       11.87        10.77       80      Sep-11           13.27       13.21        12.15
    34      Nov-07           11.78       11.75        10.59       81      Oct-11           13.72       13.65        12.55
    35      Dec-07           12.26       12.23        10.96       82      Nov-11           13.28       13.22        12.15
    36      Jan-08           11.94       11.90        10.61       83      Dec-11           13.73       13.67        12.55
    37      Feb-08           38.24       38.20        10.61       84      Jan-12           13.30       13.24        12.14
    38      Mar-08           15.14       15.10        11.35       85      Feb-12           13.31       13.24        12.14
    39      Apr-08           14.90       14.84        11.35       86      Mar-12           14.23       14.17        12.97
    40      May-08           15.38       15.34        11.81       87      Apr-12           13.32       13.26        12.13
    41      Jun-08           14.82       14.76        11.44       88      May-12           13.78       13.71        12.53
    42      Jul-08           15.22       15.16        11.82       89      Jun-12           13.33       13.27        12.12
    43      Aug-08           14.64       14.58        11.44       90      Jul-12           13.79       13.73        12.52
    44      Sep-08           14.56       14.50        11.44       91      Aug-12           13.36       13.29        12.12
    45      Oct-08           15.28       15.22        12.06       92      Sep-12           13.37       13.31        12.11
    46      Nov-08           14.87       14.82        11.75       93      Oct-12           13.83       13.76        12.51
    47      Dec-08           15.37       15.32        12.15       94      Nov-12           13.40       13.33        12.11

                                                  Class M,
                                                 Class B-1,
                                                 Class B-2,
                        Class A-1B   Class A-2   Class B-3
                          Avail.      Avail.       Avail.
         Distribution     Funds        Funds       Funds
Period       Date        Cap (%)      Cap (%)     Cap (%)
------   ------------   ----------   ---------   ----------
    95      Dec-12           13.86       13.79        12.51
    96      Jan-13           13.42       13.36        12.10
    97      Feb-13           13.44       13.38        12.10
    98      Mar-13           14.92       14.85        13.39
    99      Apr-13           13.51       13.44        12.09
   100      May-13           13.99       13.93        12.49
   101      Jun-13           13.58       13.51        12.08
   102      Jul-13           14.07       14.00        12.48
   103      Aug-13           13.65       13.59        12.08
   104      Sep-13           13.69       13.63        12.07
   105      Oct-13           14.19       14.12        12.47
   106      Nov-13           13.77       13.71        12.07
   107      Dec-13           14.27       14.21        12.46
   108      Jan-14           13.86       13.79        12.06
   109      Feb-14           13.90       13.84        12.06
   110      Mar-14           15.44       15.37        13.34
   111      Apr-14           14.00       13.93        12.05
   112      May-14           14.51       14.45        12.45
   113      Jun-14           14.10       14.03        12.04
   114      Jul-14           14.62       14.55        12.44
   115      Aug-14           14.20       14.14        12.04
   116      Sep-14           14.26       14.19        12.03
   117      Oct-14           14.79       14.72        12.43
   118      Nov-14           14.37       14.31        12.03
   119      Dec-14           14.91       14.85        12.42
   120      Jan-15           14.50       14.43        12.02

Notes:

(1) Annualized coupon based on total interest paid to the certificates including accrued certificate interest, unpaid interest amount and basis risk carry forward amount divided by current class certificate balance

(2)   Includes proceeds received from the related interest rate corridor

                     The Mortgage Loans - All Collateral (1)

Scheduled Principal Balance:                                       $807,616,901
Number of Mortgage Loans:                                                 5,114
Average Scheduled Principal Balance:                                   $157,923
Weighted Average Gross Coupon:                                            7.539%
Weighted Average Net Coupon: (2)                                          7.036%
Weighted Average Current FICO Score:                                        622
Weighted Average Original LTV Ratio:                                      76.99%
Weighted Average Combined Original LTV Ratio:                             81.58%
Weighted Average Stated Remaining Term (months):                            352
Weighted Average Seasoning (months):                                          3
Weighted Average Months to Roll: (3)                                         25
Weighted Average Gross Margin: (3)                                         6.95%
Weighted Average Initial Rate Cap: (3)                                     3.00%
Weighted Average Periodic Rate Cap: (3)                                    1.25%
Weighted Average Gross Maximum Lifetime Rate: (3)                         14.31%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

                           Distribution by Originator

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Originator                          Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Acoustic                               213   $36,921,340       4.57%     7.401%       614    $173,340     81.44%   50.28%     94.39%
First NLC                            2,434   351,020,089      43.46      7.702        626     144,215     82.10    53.48      98.44
Fremont                              2,467   419,675,472      51.96      7.414        620     170,116     81.16    68.92      93.04
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               5,114  $807,616,901     100.00%     7.539%       622    $157,923     81.58%   61.36%     95.45%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                    Distribution by Current Principal Balance

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Current Principal Balance           Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
$50,000 & Below                        886   $25,662,995       3.18%    10.945%       643     $28,965     97.58%   71.04%     97.97%
$50,001 - $75,000                      467    29,147,453       3.61      9.564        624      62,414     88.36    68.37      92.17
$75,001 - $100,000                     531    47,016,822       5.82      8.128        611      88,544     81.54    73.55      94.32
$100,001 - $125,000                    507    57,067,444       7.07      7.756        613     112,559     81.30    72.10      92.53
$125,001 - $150,000                    495    68,187,626       8.44      7.746        614     137,753     81.42    69.14      94.78
$150,001 - $200,000                    767   133,944,934      16.59      7.429        618     174,635     80.36    68.23      94.63
$200,001 - $250,000                    525   117,262,234      14.52      7.291        618     223,357     80.23    59.38      96.67
$250,001 - $300,000                    318    86,844,510      10.75      7.301        625     273,096     81.51    54.13      97.25
$300,001 - $350,000                    231    74,635,041       9.24      7.119        623     323,095     81.36    48.18      96.56
$350,001 - $400,000                    167    62,249,853       7.71      7.023        627     372,754     80.33    50.66      97.64
$400,001 & Above                       220   105,597,987      13.08      6.846        637     479,991     80.10    55.84      94.38
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               5,114  $807,616,901     100.00%     7.539%       622    $157,923     81.58%   61.36%     95.45%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Current Rate

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Current Rate                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
4.99% & Below                            5    $1,518,517       0.19%     4.894%       645    $303,703     84.07%  100.00%     83.70%
5.00 - 5.49%                            36     9,934,548       1.23      5.352        666     275,960     79.58    95.35      96.84
5.50 - 5.99%                           153    40,712,557       5.04      5.778        657     266,095     77.21    92.20      97.45
6.00 - 6.49%                           365    85,405,097      10.57      6.250        643     233,987     78.80    79.65      97.62
6.50 - 6.99%                           796   175,364,024      21.71      6.746        640     220,307     79.74    59.45      96.04
7.00 - 7.49%                           621   127,914,097      15.84      7.214        623     205,981     81.35    57.29      94.59
7.50 - 7.99%                           844   151,749,900      18.79      7.696        611     179,798     81.34    51.91      93.89
8.00 - 8.49%                           411    65,618,075       8.12      8.211        598     159,655     82.55    53.18      95.05
8.50 - 8.99%                           420    59,299,571       7.34      8.723        594     141,189     83.04    51.77      93.41
9.00% & Above                        1,463    90,100,517      11.16     10.310        602      61,586     89.04    63.34      96.87
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               5,114  $807,616,901     100.00%     7.539%       622    $157,923     81.58%   61.36%     95.45%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Credit Score

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Credit Score                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
740 & Above                            136   $22,173,367       2.75%     7.091%       761    $163,039     84.07%   48.47%     90.44%
720 - 739                              113    19,679,462       2.44      7.282        726     174,155     84.23    43.20      88.64
700 - 719                              194    31,270,150       3.87      7.248        709     161,186     84.44    46.33      92.83
680 - 699                              316    53,477,421       6.62      7.110        689     169,232     84.08    44.31      94.37
660 - 679                              479    72,582,832       8.99      7.251        669     151,530     84.08    51.99      94.15
640 - 659                              670   108,236,958      13.40      7.290        649     161,548     83.41    52.34      95.33
620 - 639                              952   143,627,888      17.78      7.480        629     150,870     83.23    56.53      95.65
600 - 619                              637    90,786,326      11.24      7.493        609     142,522     82.13    75.27      95.29
580 - 599                              513    80,359,601       9.95      7.579        588     156,646     82.01    78.46      96.15
560 - 579                              329    54,902,014       6.80      7.807        569     166,875     78.00    69.13      97.58
540 - 559                              304    50,735,220       6.28      7.982        550     166,892     76.46    69.70      97.00
520 - 539                              263    44,879,168       5.56      8.354        529     170,643     74.06    72.20      98.03
500 - 519                              207    34,818,544       4.31      8.403        510     168,206     74.84    72.73      98.63
499 & Below                              1        87,951       0.01      8.900        499      87,951     67.18   100.00     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               5,114  $807,616,901     100.00%     7.539%       622    $157,923     81.58%   61.36%     95.45%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                              Distribution by Lien

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Lien                                Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
First                                3,955  $761,440,781      94.28%     7.335%       621    $192,526     80.50%   61.31%     95.22%
Second                               1,159    46,176,120       5.72     10.887        650      39,841     99.36    62.16      99.23
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               5,114  $807,616,901     100.00%     7.539%       622    $157,923     81.58%   61.36%     95.45%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                      Distribution by Combined Original LTV

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Combined Original LTV               Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
60.00% & Below                         196   $30,872,579       3.82%     7.417%       588    $157,513     49.86%   67.69%     91.63%
60.01 - 70.00%                         317    59,964,449       7.42      7.640        577     189,162     66.68    65.64      96.39
70.01 - 80.00%                       2,070   415,432,691      51.44      7.165        627     200,692     78.96    49.92      97.35
80.01 - 85.00%                         379    67,275,488       8.33      7.413        603     177,508     84.40    75.89      93.96
85.01 - 90.00%                         728   138,484,245      17.15      7.419        625     190,226     89.80    81.62      88.06
90.01 - 95.00%                         259    22,155,839       2.74      8.114        641      85,544     94.49    80.47      98.75
95.01 - 100.00%                      1,163    73,379,704       9.09      9.786        655      63,095     99.94    62.60      99.82
100.01% & Above                          2        51,907       0.01     10.645        641      25,953    102.38    51.95     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               5,114  $807,616,901     100.00%     7.539%       622    $157,923     81.58%   61.36%     95.45%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Original LTV

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Original LTV                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
60.00% & Below                       1,355   $77,048,699       9.54%     9.497%       625     $56,863     79.53%   64.38%     96.19%
60.01 - 70.00%                         317    59,964,449       7.42      7.640        577     189,162     66.68    65.64      96.39
70.01 - 80.00%                       2,068   415,217,701      51.41      7.164        627     200,782     78.96    49.90      97.35
80.01 - 85.00%                         374    67,113,176       8.31      7.407        603     179,447     84.41    75.83      93.96
85.01 - 90.00%                         712   137,892,825      17.07      7.407        625     193,670     89.80    81.81      88.03
90.01 - 95.00%                         103    19,185,997       2.38      7.625        640     186,272     94.43    81.33     100.00
95.01 - 100.00%                        185    31,194,054       3.86      8.307        661     168,617     99.91    64.38      99.72
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               5,114  $807,616,901     100.00%     7.539%       622    $157,923     81.58%   61.36%     95.45%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Documentation

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Documentation                       Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Easy                                    44   $10,891,492       1.35%     7.405%       585    $247,534     76.92%    0.00%     98.86%
Full                                 3,399   495,528,665      61.36      7.406        613     145,787     82.23   100.00      94.32
Limited                                 13     1,918,355       0.24      7.312        602     147,566     83.62     0.00      96.89
Stated                               1,658   299,278,388      37.06      7.764        639     180,506     80.66     0.00      97.20
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               5,114  $807,616,901     100.00%     7.539%       622    $157,923     81.58%   61.36%     95.45%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                             Distribution by Purpose

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Purpose                             Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Purchase                             2,789  $395,808,896      49.01%     7.591%       648    $141,918     84.25%   50.50%     93.85%
Cashout Refi                         2,229   395,724,173      49.00      7.494        597     177,534     78.96    71.54      97.02
Rate/Term Refi                          96    16,083,833       1.99      7.326        603     167,540     80.45    77.79      96.24
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               5,114  $807,616,901     100.00%     7.539%       622    $157,923     81.58%   61.36%     95.45%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                            Distribution by Occupancy

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Occupancy                           Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Owner Occupied                       4,854  $770,872,980      95.45%     7.537%       621    $158,812     81.58%   60.63%    100.00%
Non Owner                              236    31,544,909       3.91      7.671        644     133,665     82.11    78.20       0.00
Second Home                             24     5,199,012       0.64      7.032        648     216,625     78.79    67.31       0.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               5,114  $807,616,901     100.00%     7.539%       622    $157,923     81.58%   61.36%     95.45%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Property Type

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Property Type                       Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Single Family                        4,238  $665,902,362      82.45%     7.526%       619    $157,127     81.48%   62.37%     96.10%
2-4 Family                             358    71,599,559       8.87      7.531        644     199,999     81.33    54.80      88.84
Condo                                  368    47,504,570       5.88      7.740        640     129,089     82.78    59.36      95.65
Townhouse                               94    13,773,152       1.71      7.593        630     146,523     82.79    51.24      96.95
PUD                                     56     8,837,258       1.09      7.395        615     157,808     83.01    64.83      96.68
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               5,114  $807,616,901     100.00%     7.539%       622    $157,923     81.58%   61.36%     95.45%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                              Distribution by State

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
State                               Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
CA                                   1,215  $280,129,753      34.69%     7.158%       634    $230,559     79.68%   49.01%     96.05%
FL                                     851    95,074,438      11.77      7.929        618     111,721     82.75    73.54      96.61
IL                                     480    73,466,269       9.10      7.702        615     153,055     83.06    64.38      95.50
NY                                     232    55,335,286       6.85      7.371        624     238,514     81.00    53.18      93.01
NJ                                     152    32,805,798       4.06      7.563        611     215,828     78.65    60.28      94.90
MD                                     206    32,204,285       3.99      7.594        613     156,331     81.12    61.92      94.58
VA                                     131    21,795,827       2.70      7.520        616     166,380     82.92    71.46      97.78
MA                                     116    20,931,736       2.59      7.650        615     180,446     78.62    59.41      94.68
MI                                     177    18,121,069       2.24      8.289        609     102,379     85.03    67.74      95.89
NV                                      82    13,977,552       1.73      7.499        625     170,458     82.12    71.19      94.52
Other                                1,472   163,774,889      20.28      7.839        615     111,260     84.14    74.26      94.65
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               5,114  $807,616,901     100.00%     7.539%       622    $157,923     81.58%   61.36%     95.45%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                               Distribution by Zip

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Zip                                 Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
94565                                   12    $3,063,907       0.38%     7.055%       661    $255,326     82.64%   27.40%    100.00%
95127                                    6     2,413,107       0.30      6.402        650     402,184     79.73    33.00     100.00
95407                                    7     2,401,372       0.30      7.531        643     343,053     83.66     0.00     100.00
92336                                   10     2,393,905       0.30      8.212        583     239,391     79.94    47.12     100.00
92553                                   13     2,374,387       0.29      7.239        638     182,645     84.02    43.66     100.00
94513                                    8     2,156,167       0.27      7.042        613     269,521     79.29    57.91     100.00
92563                                    7     2,091,715       0.26      6.820        626     298,816     78.63    71.12     100.00
20706                                    9     2,048,250       0.25      7.296        646     227,583     88.42    52.96      91.34
94509                                    6     2,021,229       0.25      7.308        667     336,872     85.95    35.14     100.00
92504                                    9     1,999,105       0.25      6.879        648     222,123     83.54    64.42     100.00
Other                                5,027   784,653,757      97.16      7.549        622     156,088     81.56    61.93      95.34
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               5,114  $807,616,901     100.00%     7.539%       622    $157,923     81.58%   61.36%     95.45%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                  Distribution by Remaining Months to Maturity

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Remaining Months To Maturity        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
1 - 180                                483   $16,205,606       2.01%    10.410%       643     $33,552     91.76%   76.87%     96.86%
181 - 240                              180     7,128,914       0.88     10.430        643      39,605     96.71    57.00     100.00
241 - 360                            4,451   784,282,381      97.11      7.453        622     176,204     81.24    61.08      95.38
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               5,114  $807,616,901     100.00%     7.539%       622    $157,923     81.58%   61.36%     95.45%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                        Distribution by Amortization Type

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Amortization Type                   Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
2 Yr ARM                             1,845  $357,266,167      44.24%     7.464%       610    $193,640     81.29%   59.11%     92.87%
3 Yr ARM                               975   152,113,203      18.83      7.737        605     156,014     80.42    65.22      97.41
Fixed                                1,373   123,894,798      15.34      8.199        639      90,237     82.94    77.63      95.85
2 Yr ARM IO                            390    96,437,729      11.94      6.721        646     247,276     81.55    67.10      98.92
3 Yr ARM IO                            226    62,581,604       7.75      6.893        660     276,910     80.43    20.07      99.31
15/30 Balloon                          272     9,624,461       1.19     11.189        651      35,384     99.46    78.00      99.50
5 Yr ARM                                16     3,575,215       0.44      7.094        652     223,451     83.38    74.06      81.44
Fixed IO                                 5     1,484,060       0.18      6.489        663     296,812     81.90    83.63     100.00
Balloon IO                              12       639,665       0.08     10.542        634      53,305     99.61    45.94     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               5,114  $807,616,901     100.00%     7.539%       622    $157,923     81.58%   61.36%     95.45%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                      Distribution by Initial Periodic Cap

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Initial Periodic Cap                Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
2.00%                                    1      $157,391       0.02%     7.750%       664    $157,391    100.00%  100.00%    100.00%
3.00%                                3,451   671,816,526      83.19      7.364        619     194,673     81.06    58.07      95.30
N/A                                  1,662   135,642,984      16.80      8.404        640      81,614     84.18    77.57      96.17
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               5,114  $807,616,901     100.00%     7.539%       622    $157,923     81.58%   61.36%     95.45%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Periodic Cap

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Periodic Cap                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
1.00%                                1,872  $335,890,082      41.59%     7.477%       622    $179,428     81.22%   50.75%     97.95%
1.50%                                1,580   336,083,836      41.61      7.251        615     212,711     80.90    65.41      92.66
N/A                                  1,662   135,642,984      16.80      8.404        640      81,614     84.18    77.57      96.17
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               5,114  $807,616,901     100.00%     7.539%       622    $157,923     81.58%   61.36%     95.45%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                      Distribution by Months to Rate Reset

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Months To Rate Reset                Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
1-12                                     2      $453,561       0.06%     7.866%       608    $226,780     79.86%  100.00%     34.15%
13 - 24                              2,194   448,028,315      55.48      7.299        618     204,206     81.32    60.89      94.30
25 - 36                              1,234   218,051,269      27.00      7.511        620     176,703     80.49    51.76      97.83
37 - 48                                  6     1,865,558       0.23      6.201        657     310,926     81.54    83.32      83.19
49 & Above                              16     3,575,215       0.44      7.094        652     223,451     83.38    74.06      81.44
N/A                                  1,662   135,642,984      16.80      8.404        640      81,614     84.18    77.57      96.17
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               5,114  $807,616,901     100.00%     7.539%       622    $157,923     81.58%   61.36%     95.45%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                        Distribution by Life Maximum Rate

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Life Maximum Rate                   Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
11.99% & Below                          18    $5,184,684       0.64%     5.361%       666    $288,038     78.67%   89.38%     89.18%
12.00 - 12.49%                          43    11,855,385       1.47      5.639        660     275,707     80.42    76.59      99.66
12.50 - 12.99%                         173    43,793,893       5.42      5.994        648     253,144     78.83    80.87      97.09
13.00 - 13.49%                         300    68,905,222       8.53      6.305        638     229,684     80.51    75.46      97.67
13.50 - 13.99%                         643   142,743,540      17.67      6.776        637     221,996     80.60    55.49      96.47
14.00 - 14.49%                         533   112,001,025      13.87      7.230        621     210,133     81.68    54.19      94.19
14.50 - 14.99%                         743   137,336,342      17.01      7.714        610     184,840     81.41    48.60      93.68
15.00 - 15.49%                         358    58,338,920       7.22      8.234        597     162,958     82.13    51.14      95.39
15.50 - 15.99%                         326    50,210,834       6.22      8.738        590     154,021     82.82    49.74      93.55
16.00% & Above                         315    41,604,072       5.15      9.647        561     132,076     79.94    66.64      95.37
N/A                                  1,662   135,642,984      16.80      8.404        640      81,614     84.18    77.57      96.17
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               5,114  $807,616,901     100.00%     7.539%       622    $157,923     81.58%   61.36%     95.45%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                             Distribution by Margin

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Margin                              Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
4.99% & Below                            5      $955,343       0.12%     6.303%       615    $191,069     79.78%   44.93%    100.00%
5.00 - 5.49%                            91    18,894,972       2.34      6.528        660     207,637     81.37    44.07      93.08
5.50 - 5.99%                           238    43,653,376       5.41      7.018        630     183,418     81.73    62.48      97.08
6.00 - 6.49%                           267    56,120,751       6.95      6.546        644     210,190     79.95    47.70      99.24
6.50 - 6.99%                         1,904   400,882,031      49.64      7.270        618     210,547     80.75    60.15      93.74
7.00% & Above                          947   151,467,443      18.75      8.127        602     159,945     82.06    57.03      97.73
N/A                                  1,662   135,642,984      16.80      8.404        640      81,614     84.18    77.57      96.17
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               5,114  $807,616,901     100.00%     7.539%       622    $157,923     81.58%   61.36%     95.45%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                 The Mortgage Loans - Fixed Rate Collateral (1)

Scheduled Principal Balance:                                       $135,642,984
Number of Mortgage Loans:                                                 1,662
Average Scheduled Principal Balance:                                    $81,614
Weighted Average Gross Coupon:                                            8.404%
Weighted Average Net Coupon: (2)                                          7.901%
Weighted Average Current FICO Score:                                        640
Weighted Average Original LTV Ratio:                                      56.83%
Weighted Average Combined Original LTV Ratio:                             84.18%
Weighted Average Stated Remaining Term (months):                            328
Weighted Average Seasoning (months):                                          3

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

                           Distribution by Originator

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Originator                          Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Acoustic                                33    $2,984,093       2.20%     8.358%       647     $90,427     90.14%   62.26%    100.00%
First NLC                              742    49,067,255      36.17      8.974        644      66,128     87.18    69.20      98.70
Fremont                                887    83,591,636      61.63      8.071        638      94,241     82.20    83.03      94.56
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,662  $135,642,984     100.00%     8.404%       640     $81,614     84.18%   77.57%     96.17%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                    Distribution by Current Principal Balance

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Current Principal Balance           Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
$50,000 & Below                        858   $24,357,074      17.96%    11.053%       646     $28,388     98.88%   71.11%     98.55%
$50,001 - $75,000                      243    14,836,362      10.94     10.391        651      61,055     95.94    58.45      97.23
$75,001 - $100,000                     142    12,373,370       9.12      8.964        640      87,136     85.81    69.21      94.85
$100,001 - $125,000                     89    10,069,679       7.42      8.309        634     113,142     80.70    76.64      97.63
$125,001 - $150,000                     67     9,155,694       6.75      7.821        633     136,652     77.45    79.56      97.06
$150,001 - $200,000                    119    20,670,620      15.24      7.162        630     173,703     75.46    89.70      95.76
$200,001 - $250,000                     50    10,940,297       8.07      6.937        636     218,806     77.43    88.10      97.76
$250,001 - $300,000                     32     8,704,376       6.42      6.976        641     272,012     80.39    84.20      94.15
$300,001 - $350,000                     25     7,977,971       5.88      6.892        637     319,119     78.83    75.10      91.84
$350,001 - $400,000                     14     5,160,595       3.80      6.917        639     368,614     77.91    71.05     100.00
$400,001 & Above                        23    11,396,945       8.40      6.582        650     495,519     75.88    92.06      91.25
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,662  $135,642,984     100.00%     8.404%       640     $81,614     84.18%   77.57%     96.17%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Current Rate

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Current Rate                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
4.99% & Below                            1       $72,464       0.05%     4.625%       694     $72,464     87.65%  100.00%    100.00%
5.00 - 5.49%                             1       191,458       0.14      5.250        653     191,458     80.00   100.00     100.00
5.50 - 5.99%                            17     4,285,932       3.16      5.775        692     252,114     69.81    88.99     100.00
6.00 - 6.49%                            73    16,794,043      12.38      6.291        657     230,055     72.21    95.81      97.19
6.50 - 6.99%                           137    28,027,945      20.66      6.747        643     204,584     75.48    86.62      92.67
7.00 - 7.49%                            79    13,329,461       9.83      7.208        629     168,727     78.42    91.47      94.74
7.50 - 7.99%                            90    12,282,042       9.05      7.679        621     136,467     80.05    87.26      94.86
8.00 - 8.49%                            47     6,944,221       5.12      8.223        609     147,749     83.57    71.30      97.42
8.50 - 8.99%                            88     7,939,671       5.85      8.733        625      90,224     84.94    64.40      95.27
9.00% & Above                        1,129    45,775,745      33.75     10.972        643      40,545     97.99    60.72      98.30
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,662  $135,642,984     100.00%     8.404%       640     $81,614     84.18%   77.57%     96.17%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Credit Score

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Credit Score                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
740 & Above                             61    $5,639,511       4.16%     7.491%       767     $92,451     83.70%   74.05%     84.81%
720 - 739                               53     4,760,751       3.51      8.139        728      89,825     88.76    63.30      94.26
700 - 719                               72     5,503,976       4.06      8.216        709      76,444     88.92    76.79      94.40
680 - 699                              125     9,971,368       7.35      8.025        689      79,771     89.30    65.81      95.55
660 - 679                              218    18,425,519      13.58      7.999        669      84,521     85.76    72.14      96.41
640 - 659                              265    21,621,481      15.94      8.470        649      81,590     85.46    73.23      97.16
620 - 639                              378    25,914,319      19.10      9.271        628      68,556     88.95    72.23      98.61
600 - 619                              233    17,835,645      13.15      8.484        609      76,548     81.24    91.94      96.18
580 - 599                              129    10,883,617       8.02      8.344        588      84,369     80.03    94.21      95.57
560 - 579                               67     8,008,860       5.90      7.610        570     119,535     72.77    83.81     100.00
540 - 559                               26     2,477,318       1.83      8.129        552      95,281     74.13    89.19      94.92
520 - 539                               23     3,244,809       2.39      8.437        529     141,079     70.49    94.99      97.72
500 - 519                               12     1,355,810       1.00      9.100        513     112,984     70.19    54.37      77.23
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,662  $135,642,984     100.00%     8.404%       640     $81,614     84.18%   77.57%     96.17%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                              Distribution by Lien

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Lien                                Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
First                                  503   $89,466,864      65.96%     7.122%       635    $177,867     76.34%   85.52%     94.59%
Second                               1,159    46,176,120      34.04     10.887        650      39,841     99.36    62.16      99.23
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,662  $135,642,984     100.00%     8.404%       640     $81,614     84.18%   77.57%     96.17%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                      Distribution by Combined Original LTV

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Combined Original LTV               Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
60.00% & Below                          70   $10,274,967       7.58%     6.887%       624    $146,785     49.20%   85.17%     93.78%
60.01 - 70.00%                          77    13,354,507       9.85      7.052        608     173,435     65.91    85.02      95.86
70.01 - 80.00%                         199    37,853,007      27.91      7.056        635     190,216     77.50    84.34      94.43
80.01 - 85.00%                          52     8,541,405       6.30      7.237        649     164,258     84.13    88.49      97.13
85.01 - 90.00%                          95    14,744,236      10.87      7.486        650     155,202     89.70    86.70      91.01
90.01 - 95.00%                         169     5,417,687       3.99      9.625        648      32,057     94.70    77.30      94.90
95.01 - 100.00%                        998    45,405,268      33.47     10.637        652      45,496     99.96    63.05      99.91
100.01% & Above                          2        51,907       0.04     10.645        641      25,953    102.38    51.95     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,662  $135,642,984     100.00%     8.404%       640     $81,614     84.18%   77.57%     96.17%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Original LTV

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Original LTV                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
60.00% & Below                       1,229   $56,451,086      41.62%    10.159%       646     $45,933     90.23%   66.35%     98.24%
60.01 - 70.00%                          77    13,354,507       9.85      7.052        608     173,435     65.91    85.02      95.86
70.01 - 80.00%                         197    37,638,017      27.75      7.042        635     191,056     77.49    84.25      94.40
80.01 - 85.00%                          47     8,379,094       6.18      7.182        650     178,279     84.16    88.27      97.15
85.01 - 90.00%                          79    14,152,816      10.43      7.372        650     179,150     89.69    88.78      90.84
90.01 - 95.00%                          13     2,447,845       1.80      7.621        642     188,296     94.48    80.18     100.00
95.01 - 100.00%                         20     3,219,618       2.37      7.469        668     160,981     99.89    86.18     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,662  $135,642,984     100.00%     8.404%       640     $81,614     84.18%   77.57%     96.17%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Documentation

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Documentation                       Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Easy                                     8    $1,799,445       1.33%     6.552%       653    $224,931     65.16%    0.00%     93.08%
Full                                 1,226   105,215,876      77.57      7.988        636      85,820     82.70   100.00      96.05
Limited                                  1        71,638       0.05      9.990        676      71,638    100.00     0.00     100.00
Stated                                 427    28,556,024      21.05     10.049        654      66,876     90.79     0.00      96.83
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,662  $135,642,984     100.00%     8.404%       640     $81,614     84.18%   77.57%     96.17%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                             Distribution by Purpose

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Purpose                             Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Cashout Refi                           544   $73,334,133      54.06%     7.426%       628    $134,805     77.04%   89.06%     97.66%
Purchase                             1,091    58,548,084      43.16      9.712        656      53,665     93.37    62.47      94.06
Rate/Term Refi                          27     3,760,766       2.77      7.092        628     139,288     80.11    88.56     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,662  $135,642,984     100.00%     8.404%       640     $81,614     84.18%   77.57%     96.17%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                            Distribution by Occupancy

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Occupancy                           Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Owner Occupied                       1,598  $130,452,537      96.17%     8.433%       639     $81,635     84.43%   77.47%    100.00%
Non Owner                               53     3,605,164       2.66      7.812        655      68,022     78.58    88.72       0.00
Second Home                             11     1,585,283       1.17      7.379        669     144,117     76.06    60.68       0.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,662  $135,642,984     100.00%     8.404%       640     $81,614     84.18%   77.57%     96.17%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Property Type

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Property Type                       Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Single Family                        1,349  $110,682,924      81.60%     8.321%       638     $82,048     83.89%   79.70%     96.70%
2-4 Family                             133    14,659,726      10.81      8.315        649     110,224     82.84    62.97      89.81
Condo                                  143     8,238,274       6.07      9.375        651      57,610     89.09    74.66      99.41
Townhouse                               25     1,382,936       1.02      9.752        659      55,317     89.47    68.31     100.00
PUD                                     12       679,124       0.50      9.325        599      56,594     88.75   100.00     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,662  $135,642,984     100.00%     8.404%       640     $81,614     84.18%   77.57%     96.17%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                              Distribution by State

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
State                               Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
CA                                     357   $39,736,548      29.29%     8.136%       648    $111,307     82.75%   71.67%     97.92%
FL                                     345    22,004,265      16.22      8.895        631      63,780     84.47    82.06      97.67
NY                                      96    15,845,985      11.68      7.710        632     165,062     79.65    80.18      90.45
IL                                     102     6,829,812       5.04      8.923        638      66,959     87.24    71.93      97.14
NJ                                      35     6,028,563       4.44      7.032        626     172,245     74.83    89.05      99.72
MD                                      57     4,563,307       3.36      8.631        633      80,058     82.88    78.81      94.62
PA                                      55     4,290,332       3.16      8.013        643      78,006     88.40    87.00      90.26
MA                                      37     3,149,149       2.32      8.867        671      85,112     84.48    45.46      83.34
VA                                      37     3,125,592       2.30      8.251        643      84,475     85.45    90.65      96.84
WA                                      40     2,597,667       1.92      8.401        651      64,942     87.35    78.27      99.79
Other                                  501    27,471,764      20.25      8.956        641      54,834     88.98    80.33      96.96
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,662  $135,642,984     100.00%     8.404%       640     $81,614     84.18%   77.57%     96.17%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                               Distribution by Zip

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Zip                                 Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
11212                                    2      $821,449       0.61%     6.966%       665    $410,725     84.02%  100.00%     60.11%
33414                                    3       758,560       0.56      7.674        648     252,853     77.26    48.06     100.00
11422                                    3       754,740       0.56      8.140        628     251,580     86.23    42.29     100.00
33037                                    1       748,336       0.55      7.550        586     748,336     70.75   100.00     100.00
94509                                    2       710,229       0.52      6.990        667     355,115     86.90   100.00     100.00
07719                                    2       675,783       0.50      6.879        585     337,891     72.34   100.00     100.00
95033                                    1       673,230       0.50      6.700        640     673,230     79.41   100.00     100.00
92544                                    2       661,288       0.49      6.464        616     330,644     84.04   100.00     100.00
10583                                    2       608,593       0.45      7.646        619     304,296     84.01   100.00     100.00
11429                                    3       598,019       0.44      7.106        643     199,340     82.10    44.26     100.00
Other                                1,641   128,632,757      94.83      8.468        641      78,387     84.37    77.25      96.22
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,662  $135,642,984     100.00%     8.404%       640     $81,614     84.18%   77.57%     96.17%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                  Distribution by Remaining Months to Maturity

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Remaining Months To Maturity        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
1 - 180                                482   $16,102,236      11.87%    10.429%       644     $33,407     91.96%   76.72%     96.84%
181 - 240                              180     7,128,914       5.26     10.430        643      39,605     96.71    57.00     100.00
241 - 360                            1,000   112,411,834      82.87      7.985        639     112,412     82.27    78.99      95.84
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,662  $135,642,984     100.00%     8.404%       640     $81,614     84.18%   77.57%     96.17%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                        Distribution by Amortization Type

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Amortization Type                   Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Fixed                                1,373  $123,894,798      91.34%     8.199%       639     $90,237     82.94%   77.63%     95.85%
15/30 Balloon                          272     9,624,461       7.10     11.189        651      35,384     99.46    78.00      99.50
Fixed IO                                 5     1,484,060       1.09      6.489        663     296,812     81.90    83.63     100.00
BalloonIO                               12       639,665       0.47     10.542        634      53,305     99.61    45.94     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,662  $135,642,984     100.00%     8.404%       640     $81,614     84.18%   77.57%     96.17%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                     The Mortgage Loans - ARM Collateral (1)

Scheduled Principal Balance:                                       $671,973,917
Number of Mortgage Loans:                                                 3,452
Average Scheduled Principal Balance:                                   $194,662
Weighted Average Gross Coupon:                                            7.364%
Weighted Average Net Coupon: (2)                                          6.861%
Weighted Average Current FICO Score:                                        619
Weighted Average Original LTV Ratio:                                      81.06%
Weighted Average Combined Original LTV Ratio:                             81.06%
Weighted Average Stated Remaining Term (months):                            357
Weighted Average Seasoning(months):                                           3
Weighted Average Months to Roll: (3)                                         25
Weighted Average Gross Margin: (3)                                         6.95%
Weighted Average Initial Rate Cap: (3)                                     3.00%
Weighted Average Periodic Rate Cap: (3)                                    1.25%
Weighted Average Gross Maximum Lifetime Rate: (3)                         14.31%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

                           Distribution by Originator

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Originator                          Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Acoustic                               180   $33,937,247       5.05%     7.317%       611    $188,540     80.68%   49.23%     93.90%
First NLC                            1,692   301,952,835      44.94      7.495        623     178,459     81.28    50.92      98.40
Fremont                              1,580   336,083,836      50.01      7.251        615     212,711     80.90    65.41      92.66
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               3,452  $671,973,917     100.00%     7.364%       619    $194,662     81.06%   58.08%     95.30%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                    Distribution by Current Principal Balance

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Current Principal Balance           Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
$50,000 & Below                         28    $1,305,922       0.19%     8.936%       581     $46,640     73.44%   69.90%     87.13%
$50,001 - $75,000                      224    14,311,091       2.13      8.708        596      63,889     80.50    78.66      86.93
$75,001 - $100,000                     389    34,643,452       5.16      7.829        600      89,058     80.02    75.10      94.13
$100,001 - $125,000                    418    46,997,765       6.99      7.638        609     112,435     81.43    71.13      91.44
$125,001 - $150,000                    428    59,031,932       8.78      7.734        611     137,925     82.03    67.53      94.43
$150,001 - $200,000                    648   113,274,314      16.86      7.478        616     174,806     81.26    64.32      94.43
$200,001 - $250,000                    475   106,321,937      15.82      7.328        616     223,836     80.52    56.42      96.56
$250,001 - $300,000                    286    78,140,134      11.63      7.337        623     273,217     81.63    50.78      97.59
$300,001 - $350,000                    206    66,657,071       9.92      7.147        621     323,578     81.66    44.95      97.13
$350,001 - $400,000                    153    57,089,258       8.50      7.033        626     373,132     80.55    48.82      97.43
$400,001 & Above                       197    94,201,042      14.02      6.878        635     478,178     80.61    51.46      94.76
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               3,452  $671,973,917     100.00%     7.364%       619    $194,662     81.06%   58.08%     95.30%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Current Rate

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Current Rate                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
4.99% & Below                            4    $1,446,053       0.22%     4.907%       643    $361,513     83.89%  100.00%     82.89%
5.00 - 5.49%                            35     9,743,089       1.45      5.354        666     278,374     79.57    95.26      96.78
5.50 - 5.99%                           136    36,426,625       5.42      5.779        653     267,843     78.08    92.58      97.15
6.00 - 6.49%                           292    68,611,053      10.21      6.241        639     234,969     80.41    75.69      97.73
6.50 - 6.99%                           659   147,336,079      21.93      6.746        639     223,575     80.55    54.29      96.68
7.00 - 7.49%                           542   114,584,636      17.05      7.214        622     211,411     81.69    53.31      94.58
7.50 - 7.99%                           754   139,467,857      20.75      7.697        610     184,971     81.45    48.80      93.80
8.00 - 8.49%                           364    58,673,853       8.73      8.209        597     161,192     82.43    51.03      94.77
8.50 - 8.99%                           332    51,359,899       7.64      8.721        589     154,698     82.75    49.81      93.12
9.00% & Above                          334    44,324,772       6.60      9.628        559     132,709     79.80    66.05      95.38
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               3,452  $671,973,917     100.00%     7.364%       619    $194,662     81.06%   58.08%     95.30%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Credit Score

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Credit Score                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
740 & Above                             75   $16,533,856       2.46%     6.955%       760    $220,451     84.20%   39.75%     92.36%
720 - 739                               60    14,918,711       2.22      7.009        726     248,645     82.79    36.78      86.84
700 - 719                              122    25,766,174       3.83      7.041        709     211,198     83.48    39.82      92.50
680 - 699                              191    43,506,053       6.47      6.901        689     227,780     82.89    39.38      94.10
660 - 679                              261    54,157,313       8.06      6.996        669     207,499     83.51    45.14      93.38
640 - 659                              405    86,615,477      12.89      6.995        648     213,865     82.90    47.12      94.88
620 - 639                              574   117,713,569      17.52      7.086        629     205,076     81.97    53.07      94.99
600 - 619                              404    72,950,680      10.86      7.251        609     180,571     82.35    71.20      95.08
580 - 599                              384    69,475,984      10.34      7.459        588     180,927     82.32    75.99      96.24
560 - 579                              262    46,893,154       6.98      7.840        569     178,982     78.89    66.63      97.16
540 - 559                              278    48,257,902       7.18      7.974        550     173,590     76.58    68.70      97.11
520 - 539                              240    41,634,359       6.20      8.348        529     173,476     74.33    70.42      98.05
500 - 519                              195    33,462,733       4.98      8.375        509     171,604     75.03    73.47      99.50
499 & Below                              1        87,951       0.01      8.900        499      87,951     67.18   100.00     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               3,452  $671,973,917     100.00%     7.364%       619    $194,662     81.06%   58.08%     95.30%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                              Distribution by Lien

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Lien                                Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
First                                3,452  $671,973,917     100.00%     7.364%       619    $194,662     81.06%   58.08%     95.30%
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               3,452  $671,973,917     100.00%     7.364%       619    $194,662     81.06%   58.08%     95.30%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                      Distribution by Combined Original LTV

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Combined Original LTV               Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
60.00% & Below                         126   $20,597,613       3.07%     7.682%       570    $163,473     50.19%   58.98%     90.55%
60.01 - 70.00%                         240    46,609,941       6.94      7.809        568     194,208     66.90    60.08      96.55
70.01 - 80.00%                       1,871   377,579,684      56.19      7.176        626     201,806     79.11    46.47      97.65
80.01 - 85.00%                         327    58,734,082       8.74      7.439        597     179,615     84.44    74.06      93.50
85.01 - 90.00%                         633   123,740,009      18.41      7.411        622     195,482     89.81    81.01      87.71
90.01 - 95.00%                          90    16,738,152       2.49      7.626        639     185,979     94.42    81.50     100.00
95.01 - 100.00%                        165    27,974,436       4.16      8.404        660     169,542     99.91    61.87      99.69
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               3,452  $671,973,917     100.00%     7.364%       619    $194,662     81.06%   58.08%     95.30%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Original LTV

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Original LTV                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
60.00% & Below                         126   $20,597,613       3.07%     7.682%       570    $163,473     50.19%   58.98%     90.55%
60.01 - 70.00%                         240    46,609,941       6.94      7.809        568     194,208     66.90    60.08      96.55
70.01 - 80.00%                       1,871   377,579,684      56.19      7.176        626     201,806     79.11    46.47      97.65
80.01 - 85.00%                         327    58,734,082       8.74      7.439        597     179,615     84.44    74.06      93.50
85.01 - 90.00%                         633   123,740,009      18.41      7.411        622     195,482     89.81    81.01      87.71
90.01 - 95.00%                          90    16,738,152       2.49      7.626        639     185,979     94.42    81.50     100.00
95.01 - 100.00%                        165    27,974,436       4.16      8.404        660     169,542     99.91    61.87      99.69
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               3,452  $671,973,917     100.00%     7.364%       619    $194,662     81.06%   58.08%     95.30%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Documentation

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Documentation                       Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Easy                                    36    $9,092,047       1.35%     7.574%       572    $252,557     79.25%    0.00%    100.00%
Full                                 2,173   390,312,789      58.08      7.249        607     179,619     82.11   100.00      93.85
Limited                                 12     1,846,717       0.27      7.208        599     153,893     82.99     0.00      96.77
Stated                               1,231   270,722,364      40.29      7.523        637     219,921     79.60     0.00      97.23
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               3,452  $671,973,917     100.00%     7.364%       619    $194,662     81.06%   58.08%     95.30%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                             Distribution by Purpose

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Purpose                             Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Purchase                             1,698  $337,260,811      50.19%     7.223%       647    $198,622     82.66%   48.43%     93.81%
Cashout Refi                         1,685   322,390,039      47.98      7.510        590     191,329     79.40    67.56      96.87
Rate/Term Refi                          69    12,323,067       1.83      7.397        595     178,595     80.55    74.50      95.09
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               3,452  $671,973,917     100.00%     7.364%       619    $194,662     81.06%   58.08%     95.30%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                            Distribution by Occupancy

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Occupancy                           Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Owner Occupied                       3,256  $640,420,442      95.30%     7.354%       618    $196,689     81.00%   57.20%    100.00%
Non Owner                              183    27,939,746       4.16      7.653        643     152,676     82.57    76.84       0.00
Second Home                             13     3,613,729       0.54      6.879        639     277,979     79.99    70.21       0.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               3,452  $671,973,917     100.00%     7.364%       619    $194,662     81.06%   58.08%     95.30%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Property Type

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Property Type                       Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Single Family                        2,889  $555,219,439      82.63%     7.367%       615    $192,184     81.00%   58.91%     95.98%
2-4 Family                             225    56,939,833       8.47      7.329        643     253,066     80.94    52.70      88.60
Condo                                  225    39,266,296       5.84      7.397        637     174,517     81.45    56.15      94.86
Townhouse                               69    12,390,216       1.84      7.352        627     179,568     82.05    49.34      96.61
PUD                                     44     8,158,134       1.21      7.234        616     185,412     82.53    61.90      96.40
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               3,452  $671,973,917     100.00%     7.364%       619    $194,662     81.06%   58.08%     95.30%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                              Distribution by State

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
State                               Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
CA                                     858  $240,393,204      35.77%     6.996%       631    $280,179     79.18%   45.27%     95.74%
FL                                     506    73,070,173      10.87      7.638        614     144,407     82.24    70.98      96.29
IL                                     378    66,636,457       9.92      7.577        613     176,287     82.63    63.61      95.33
NY                                     136    39,489,301       5.88      7.234        621     290,363     81.54    42.35      94.04
MD                                     149    27,640,978       4.11      7.423        610     185,510     80.83    59.13      94.58
NJ                                     117    26,777,235       3.98      7.682        608     228,865     79.51    53.80      93.82
VA                                      94    18,670,235       2.78      7.398        611     198,620     82.49    68.25      97.94
MA                                      79    17,782,587       2.65      7.435        605     225,096     77.58    61.89      96.69
MI                                     135    16,635,137       2.48      8.119        607     123,223     84.37    67.85      95.52
NV                                      55    12,085,153       1.80      7.257        624     219,730     81.25    70.34      93.66
Other                                  945   132,793,458      19.76      7.634        609     140,522     83.08    72.47      94.35
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               3,452  $671,973,917     100.00%     7.364%       619    $194,662     81.06%   58.08%     95.30%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                               Distribution by Zip

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Zip                                 Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
94565                                   10    $2,930,760       0.44%     6.905%       661    $293,076     81.85%   26.66%    100.00%
95127                                    6     2,413,107       0.36      6.402        650     402,184     79.73    33.00     100.00
95407                                    7     2,401,372       0.36      7.531        643     343,053     83.66     0.00     100.00
92553                                   10     2,109,053       0.31      7.161        631     210,905     82.87    39.13     100.00
92563                                    6     2,011,786       0.30      6.694        626     335,298     77.78    69.98     100.00
94513                                    6     1,977,576       0.29      6.721        613     329,596     77.42    54.11     100.00
20706                                    7     1,964,664       0.29      7.235        643     280,666     87.93    50.96      90.97
92336                                    7     1,931,213       0.29      8.068        585     275,888     79.13    51.18     100.00
94531                                    5     1,832,893       0.27      7.297        605     366,579     78.88    54.83     100.00
90062                                    6     1,735,265       0.26      7.340        656     289,211     80.00    49.87     100.00
Other                                3,382   650,666,229      96.83      7.372        618     192,391     81.06    58.64      95.18
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               3,452  $671,973,917     100.00%     7.364%       619    $194,662     81.06%   58.08%     95.30%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                  Distribution by Remaining Months to Maturity

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Remaining Months To Maturity        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
1 - 180                                  1      $103,370       0.02%     7.500%       544    $103,370     60.82%  100.00%    100.00%
241 - 360                            3,451   671,870,547      99.98      7.364        619     194,689     81.06    58.08      95.30
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               3,452  $671,973,917     100.00%     7.364%       619    $194,662     81.06%   58.08%     95.30%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                        Distribution by Amortization Type

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Amortization Type                   Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
2 Yr ARM                             1,845  $357,266,167      53.17%     7.464%       610    $193,640     81.29%   59.11%     92.87%
3 Yr ARM                               975   152,113,203      22.64      7.737        605     156,014     80.42    65.22      97.41
2 Yr ARM IO                            390    96,437,729      14.35      6.721        646     247,276     81.55    67.10      98.92
3 Yr ARM IO                            226    62,581,604       9.31      6.893        660     276,910     80.43    20.07      99.31
5 Yr ARM                                16     3,575,215       0.53      7.094        652     223,451     83.38    74.06      81.44
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               3,452  $671,973,917     100.00%     7.364%       619    $194,662     81.06%   58.08%     95.30%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                      Distribution by Initial Periodic Cap

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Initial Periodic Cap                Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
2.00%                                    1      $157,391       0.02%     7.750%       664    $157,391    100.00%  100.00%    100.00%
3.00%                                3,451   671,816,526      99.98      7.364        619     194,673     81.06    58.07      95.30
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               3,452  $671,973,917     100.00%     7.364%       619    $194,662     81.06%   58.08%     95.30%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Periodic Cap

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Periodic Cap                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
1.00%                                1,872  $335,890,082      49.99%     7.477%       622    $179,428     81.22%   50.75%     97.95%
1.50%                                1,580   336,083,836      50.01      7.251        615     212,711     80.90    65.41      92.66
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               3,452  $671,973,917     100.00%     7.364%       619    $194,662     81.06%   58.08%     95.30%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                      Distribution by Months to Rate Reset

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Months To Rate Reset                Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
1-12                                     2      $453,561       0.07%     7.866%       608    $226,780     79.86%  100.00%     34.15%
13 - 24                              2,194   448,028,315      66.67      7.299        618     204,206     81.32    60.89      94.30
25 - 36                              1,234   218,051,269      32.45      7.511        620     176,703     80.49    51.76      97.83
37 - 48                                  6     1,865,558       0.28      6.201        657     310,926     81.54    83.32      83.19
49 & Above                              16     3,575,215       0.53      7.094        652     223,451     83.38    74.06      81.44
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               3,452  $671,973,917     100.00%     7.364%       619    $194,662     81.06%   58.08%     95.30%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                        Distribution by Life Maximum Rate

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Life Maximum Rate                   Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
11.99% & Below                          18    $5,184,684       0.77%     5.361%       666    $288,038     78.67%   89.38%     89.18%
12.00 - 12.49%                          43    11,855,385       1.76      5.639        660     275,707     80.42    76.59      99.66
12.50 - 12.99%                         173    43,793,893       6.52      5.994        648     253,144     78.83    80.87      97.09
13.00 - 13.49%                         300    68,905,222      10.25      6.305        638     229,684     80.51    75.46      97.67
13.50 - 13.99%                         643   142,743,540      21.24      6.776        637     221,996     80.60    55.49      96.47
14.00 - 14.49%                         533   112,001,025      16.67      7.230        621     210,133     81.68    54.19      94.19
14.50 - 14.99%                         743   137,336,342      20.44      7.714        610     184,840     81.41    48.60      93.68
15.00 - 15.49%                         358    58,338,920       8.68      8.234        597     162,958     82.13    51.14      95.39
15.50 - 15.99%                         326    50,210,834       7.47      8.738        590     154,021     82.82    49.74      93.55
16.00% & Above                         315    41,604,072       6.19      9.647        561     132,076     79.94    66.64      95.37
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               3,452  $671,973,917     100.00%     7.364%       619    $194,662     81.06%   58.08%     95.30%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                             Distribution by Margin

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Margin                              Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
4.99% & Below                            5      $955,343       0.14%     6.303%       615    $191,069     79.78%   44.93%    100.00%
5.00 - 5.49%                            91    18,894,972       2.81      6.528        660     207,637     81.37    44.07      93.08
5.50 - 5.99%                           238    43,653,376       6.50      7.018        630     183,418     81.73    62.48      97.08
6.00 - 6.49%                           267    56,120,751       8.35      6.546        644     210,190     79.95    47.70      99.24
6.50 - 6.99%                         1,904   400,882,031      59.66      7.270        618     210,547     80.75    60.15      93.74
7.00% & Above                          947   151,467,443      22.54      8.127        602     159,945     82.06    57.03      97.73
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               3,452  $671,973,917     100.00%     7.364%       619    $194,662     81.06%   58.08%     95.30%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                   Group I Mortgage Loans - All Collateral(1)

Scheduled Principal Balance:                                       $400,291,358
Number of Mortgage Loans:                                                 2,742
Average Scheduled Principal Balance:                                   $145,985
Weighted Average Gross Coupon:                                            7.553%
Weighted Average Net Coupon: (2)                                          7.050%
Weighted Average Current FICO Score:                                        622
Weighted Average Original LTV Ratio:                                      76.86%
Weighted Average Combined Original LTV Ratio:                             81.57%
Weighted Average Stated Remaining Term (months):                            352
Weighted Average Seasoning(months):                                           3
Weighted Average Months to Roll: (3)                                         25
Weighted Average Gross Margin: (3)                                         6.94%
Weighted Average Initial Rate Cap: (3)                                     3.00%
Weighted Average Periodic Rate Cap: (3)                                    1.24%
Weighted Average Gross Maximum Lifetime Rate: (3)                         14.32%

(4) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(5) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

(6) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

                           Distribution by Originator

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Originator                          Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Acoustic                               120   $19,990,573       4.99%     7.335%       621    $166,588     81.42%   50.85%     93.23%
FNLC                                 1,327   180,737,308      45.15      7.692        626     136,200     82.24    56.25      98.24
Fremont                              1,295   199,563,478      49.85      7.448        620     154,103     80.98    71.32      93.44
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,742  $400,291,358     100.00%     7.553%       622    $145,985     81.57%   63.49%     95.60%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                    Distribution by Current Principal Balance

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Current Principal Balance           Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
$50,000 & Below                        430   $13,087,009       3.27%    10.743%       643     $30,435     96.44%   69.47%     97.97%
$50,001 - $75,000                      262    16,427,132       4.10      9.376        623      62,699     86.92    71.63      91.09
$75,001 - $100,000                     306    26,950,547       6.73      8.118        610      88,074     81.45    73.95      93.46
$100,001 - $125,000                    281    31,748,177       7.93      7.680        614     112,983     81.26    72.42      92.28
$125,001 - $150,000                    294    40,479,502      10.11      7.704        616     137,685     80.76    66.18      97.32
$150,001 - $200,000                    455    79,475,434      19.85      7.343        622     174,671     80.84    70.84      94.67
$200,001 - $250,000                    320    71,840,490      17.95      7.227        621     224,502     80.77    60.06      96.76
$250,001 - $300,000                    208    56,749,778      14.18      7.261        624     272,835     80.81    55.03      97.23
$300,001 - $350,000                    141    45,592,315      11.39      6.988        627     323,350     80.89    45.12      97.21
$350,001 - $400,000                     28    10,123,291       2.53      6.731        617     361,546     76.30    67.07      92.68
$400,001 & Above                        17     7,817,683       1.95      6.729        689     459,864     82.36    70.97      94.36
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,742  $400,291,358     100.00%     7.553%       622    $145,985     81.57%   63.49%     95.60%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Current Rate

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Current Rate                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
4.99% & Below                            3      $634,381       0.16%     4.785%       667    $211,460     89.73%  100.00%     60.99%
5.00 - 5.49%                            22     5,398,667       1.35      5.373        671     245,394     77.87    97.35      94.19
5.50 - 5.99%                            87    18,944,455       4.73      5.765        661     217,752     78.01    90.96      97.99
6.00 - 6.49%                           223    45,704,270      11.42      6.240        643     204,952     78.85    81.79      96.59
6.50 - 6.99%                           485    93,604,136      23.38      6.758        639     192,998     80.06    59.36      97.07
7.00 - 7.49%                           342    61,540,354      15.37      7.206        622     179,943     81.04    61.61      95.65
7.50 - 7.99%                           390    62,809,318      15.69      7.697        612     161,050     81.62    56.89      92.49
8.00 - 8.49%                           181    27,012,614       6.75      8.218        597     149,241     82.90    55.46      94.67
8.50 - 8.99%                           249    34,140,343       8.53      8.733        597     137,110     82.86    49.27      93.89
9.00% & Above                          760    50,502,821      12.62     10.242        597      66,451     87.46    64.62      97.13
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,742  $400,291,358     100.00%     7.553%       622    $145,985     81.57%   63.49%     95.60%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Credit Score

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Credit Score                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
740 & Above                             76   $12,428,892       3.10%     7.008%       759    $163,538     85.26%   53.41%     92.75%
720 - 739                               64     9,972,047       2.49      7.373        727     155,813     84.37    49.54      81.86
700 - 719                              104    14,991,848       3.75      7.146        709     144,152     83.13    46.38      92.91
680 - 699                              179    28,131,860       7.03      7.082        689     157,161     84.18    48.06      91.90
660 - 679                              248    33,902,351       8.47      7.242        669     136,703     84.07    48.25      95.78
640 - 659                              357    50,749,842      12.68      7.242        648     142,156     83.84    58.21      96.62
620 - 639                              501    71,139,517      17.77      7.474        629     141,995     83.56    59.03      96.42
600 - 619                              337    44,762,851      11.18      7.456        609     132,827     81.59    77.23      96.01
580 - 599                              287    42,703,255      10.67      7.574        588     148,792     81.61    79.17      96.39
560 - 579                              175    28,011,871       7.00      7.914        570     160,068     77.76    70.98      96.38
540 - 559                              174    25,215,843       6.30      8.090        551     144,919     76.56    70.94      98.69
520 - 539                              141    22,684,476       5.67      8.551        530     160,883     73.62    73.78      96.60
500 - 519                               99    15,596,704       3.90      8.637        509     157,542     75.05    72.58      97.28
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,742  $400,291,358     100.00%     7.553%       622    $145,985     81.57%   63.49%     95.60%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                              Distribution by Lien

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Lien                                Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
First                                2,178  $376,731,811      94.11%     7.356%       621    $172,971     80.47%   63.51%     95.37%
Second                                 564    23,559,547       5.89     10.702        651      41,772     99.21    63.21      99.25
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,742  $400,291,358     100.00%     7.553%       622    $145,985     81.57%   63.49%     95.60%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                      Distribution by Combined Original LTV

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Combined Original LTV               Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
60.00% & Below                         108   $15,586,994       3.89%     7.625%       585    $144,324     49.71%   62.70%     88.21%
60.01 - 70.00%                         180    29,931,015       7.48      7.863        578     166,283     66.42    64.04      96.45
70.01 - 80.00%                       1,141   204,676,284      51.13      7.121        627     179,383     79.05    53.84      97.41
80.01 - 85.00%                         217    35,998,156       8.99      7.496        606     165,890     84.44    77.99      94.78
85.01 - 90.00%                         392    66,673,699      16.66      7.452        627     170,086     89.80    81.36      89.10
90.01 - 95.00%                         131    10,966,758       2.74      8.116        636      83,716     94.60    86.30      98.67
95.01 - 100.00%                        573    36,458,453       9.11      9.761        654      63,627     99.95    63.72      99.67
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,742  $400,291,358     100.00%     7.553%       622    $145,985     81.57%   63.49%     95.60%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Original LTV

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Original LTV                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
60.00% & Below                         672   $39,146,541       9.78%     9.477%       625     $58,254     79.50%   63.01%     94.85%
60.01 - 70.00%                         180    29,931,015       7.48      7.863        578     166,283     66.42    64.04      96.45
70.01 - 80.00%                       1,139   204,461,294      51.08      7.118        627     179,509     79.05    53.79      97.41
80.01 - 85.00%                         216    35,926,287       8.98      7.494        606     166,325     84.44    77.95      94.77
85.01 - 90.00%                         384    66,258,451      16.55      7.438        627     172,548     89.79    81.69      89.03
90.01 - 95.00%                          57     9,389,968       2.35      7.672        631     164,736     94.55    88.21     100.00
95.01 - 100.00%                         94    15,177,802       3.79      8.395        658     161,466     99.94    65.37      99.43
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,742  $400,291,358     100.00%     7.553%       622    $145,985     81.57%   63.49%     95.60%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Documentation

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Documentation                       Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Full                                 1,845  $254,155,178      63.49%     7.421%       614    $137,753     82.23%  100.00%     94.89%
Stated                                 872   140,740,805      35.16      7.802        638     161,400     80.48     0.00      96.80
Easy                                    19     4,225,823       1.06      7.431        594     222,412     77.58     0.00      97.05
Limited                                  6     1,169,553       0.29      6.717        612     194,925     82.38     0.00     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,742  $400,291,358     100.00%     7.553%       622    $145,985     81.57%   63.49%     95.60%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                             Distribution by Purpose

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Purpose                             Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Purchase                             1,475  $196,589,794      49.11%     7.545%       648    $133,281     84.07%   52.88%     94.38%
Cashout Refi                         1,217   196,301,107      49.04      7.562        597     161,299     79.08    73.61      96.77
Rate/Term Refi                          50     7,400,457       1.85      7.518        599     148,009     81.18    77.26      97.02
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,742  $400,291,358     100.00%     7.553%       622    $145,985     81.57%   63.49%     95.60%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                            Distribution by Occupancy

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Occupancy                           Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Owner Occupied                       2,606  $382,675,823      95.60%     7.552%       621    $146,844     81.63%   63.02%    100.00%
Non Owner                              126    16,208,168       4.05      7.614        647     128,636     80.39    75.14       0.00
Second Home                             10     1,407,367       0.35      7.129        637     140,737     78.84    57.32       0.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,742  $400,291,358     100.00%     7.553%       622    $145,985     81.57%   63.49%     95.60%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Property Type

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Property Type                       Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Single Family                        2,241  $319,268,214      79.76%     7.576%       618    $142,467     81.54%   64.33%     96.28%
2-4 Family                             202    43,110,261      10.77      7.347        642     213,417     80.44    58.83      90.32
Condo                                  208    24,367,098       6.09      7.707        637     117,150     82.81    61.45      96.07
Townhouse                               58     8,386,505       2.10      7.505        629     144,595     83.95    58.10      94.99
PUD                                     33     5,159,281       1.29      7.204        624     156,342     83.14    69.13      96.55
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,742  $400,291,358     100.00%     7.553%       622    $145,985     81.57%   63.49%     95.60%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                              Distribution by State

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
State                               Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
CA                                     619  $119,172,282      29.77%     7.220%       637    $192,524     79.50%   49.85%     95.10%
FL                                     462    52,298,213      13.07      7.858        617     113,200     82.49    73.45      96.21
IL                                     271    40,632,983      10.15      7.653        616     149,937     82.89    65.14      96.75
NY                                     112    24,683,019       6.17      7.311        620     220,384     80.17    52.58      95.32
MD                                     119    17,836,568       4.46      7.519        611     149,887     81.02    64.30      94.97
NJ                                      83    16,084,618       4.02      7.628        605     193,791     77.42    59.44      97.25
MI                                     107    11,456,731       2.86      8.265        608     107,072     85.24    67.97      96.45
MA                                      59    10,793,468       2.70      7.467        614     182,940     76.69    57.03      95.62
VA                                      67    10,319,520       2.58      7.558        623     154,023     82.37    76.13      96.36
GA                                      62     7,229,565       1.81      7.767        623     116,606     85.37    69.98      81.39
Other                                  781    89,784,389      22.43      7.733        619     114,961     84.14    76.85      96.24
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,742  $400,291,358     100.00%     7.553%       622    $145,985     81.57%   63.49%     95.60%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                               Distribution by Zip

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Zip                                 Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
94565                                    8    $2,242,760       0.56%     6.873%       661    $280,345     82.42%   34.83%    100.00%
11422                                    5     1,799,469       0.45      7.102        622     359,894     83.92    35.88     100.00
92553                                    9     1,693,862       0.42      7.172        633     188,207     81.43    49.42     100.00
92563                                    6     1,659,715       0.41      7.059        610     276,619     78.27    63.61     100.00
90062                                    5     1,545,438       0.39      7.505        662     309,088     80.00    43.71     100.00
93635                                    7     1,362,348       0.34      7.203        659     194,621     80.02    37.54     100.00
90640                                    4     1,276,587       0.32      6.783        689     319,147     77.19    85.27     100.00
33196                                    6     1,199,712       0.30      7.111        643     199,952     88.35    84.44     100.00
92504                                    6     1,106,650       0.28      6.502        657     184,442     82.31    79.70     100.00
94509                                    4     1,105,325       0.28      7.202        647     276,331     82.44    24.37     100.00
Other                                2,682   385,299,493      96.25      7.572        622     143,661     81.57    63.95      95.43
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,742  $400,291,358     100.00%     7.553%       622    $145,985     81.57%   63.49%     95.60%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                  Distribution by Remaining Months to Maturity

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Remaining Months To Maturity        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
1 - 180                                211    $7,759,283       1.94%    10.032%       645     $36,774     90.47%   76.23%     95.71%
181 - 240                               86     3,522,280       0.88     10.117        649      40,957     95.80    53.00     100.00
241 - 360                            2,445   389,009,795      97.18      7.480        622     159,104     81.26    63.33      95.56
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,742  $400,291,358     100.00%     7.553%       622    $145,985     81.57%   63.49%     95.60%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                       Distribution by Amortization Type

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Amortization Type                   Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
2 Yr ARM                             1,024  $178,537,095      44.60%     7.470%       610    $174,353     80.90%   61.84%     93.22%
3 Yr ARM                               543    78,293,663      19.56      7.775        603     144,187     80.45    67.90      97.69
Fixed                                  693    59,357,581      14.83      8.317        641      85,653     84.22    75.14      96.58
2 Yr ARM IO                            228    47,723,342      11.92      6.710        646     209,313     81.79    71.21      98.13
3 Yr ARM IO                            123    30,138,474       7.53      6.817        666     245,028     80.22    24.07      98.96
15/30 Balloon                          121     4,346,768       1.09     11.055        654      35,924     99.29    79.07      99.26
5 Yr ARM                                 4     1,103,835       0.28      6.597        683     275,959     80.64    77.59      60.06
Fixed IO                                 3       674,000       0.17      7.350        607     224,667     84.19    63.95     100.00
Balloon IO                               3       116,600       0.03     10.424        625      38,867    100.00    21.96     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,742  $400,291,358     100.00%     7.553%       622    $145,985     81.57%   63.49%     95.60%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                      Distribution by Initial Periodic Cap

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Initial Periodic Cap                Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
3.00%                                1,922  $335,796,409      83.89%     7.372%       619    $174,712     80.86%   61.25%     95.37%
N/A                                    820    64,494,949      16.11      8.495        641      78,652     85.26    75.19      96.80
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,742  $400,291,358     100.00%     7.553%       622    $145,985     81.57%   63.49%     95.60%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Periodic Cap

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Periodic Cap                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
1.00%                                1,049  $173,197,001      43.27%     7.469%       623    $165,107     81.38%   54.02%     97.62%
1.50%                                  873   162,599,407      40.62      7.268        615     186,254     80.31    68.94      92.97
N/A                                    820    64,494,949      16.11      8.495        641      78,652     85.26    75.19      96.80
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,742  $400,291,358     100.00%     7.553%       622    $145,985     81.57%   63.49%     95.60%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                      Distribution by Months to Rate Reset

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Months To Rate Reset                Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
1-12                                     1      $154,876       0.04%     7.125%       580    $154,876     60.31%  100.00%    100.00%
13 - 24                              1,226   222,933,873      55.69      7.303        618     181,838     81.07    63.97      94.39
25 - 36                                687   110,251,267      27.54      7.532        619     160,482     80.46    55.32      97.92
37 - 48                                  4     1,352,558       0.34      6.381        672     338,140     82.12    76.99      76.82
49 & Above                               4     1,103,835       0.28      6.597        683     275,959     80.64    77.59      60.06
N/A                                    820    64,494,949      16.11      8.495        641      78,652     85.26    75.19      96.80
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,742  $400,291,358     100.00%     7.553%       622    $145,985     81.57%   63.49%     95.60%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                        Distribution by Life Maximum Rate

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Life Maximum Rate                   Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
11.99% & Below                          11    $2,724,201       0.68%     5.400%       685    $247,655     77.47%   90.64%     79.41%
12.00 - 12.49%                          26     6,344,459       1.58      5.638        663     244,018     79.08    80.73      99.36
12.50 - 12.99%                         111    23,349,982       5.83      6.064        652     210,360     79.36    74.51      98.37
13.00 - 13.49%                         189    37,937,300       9.48      6.289        640     200,726     80.42    78.83      96.71
13.50 - 13.99%                         398    77,162,877      19.28      6.774        637     193,877     80.89    58.24      96.68
14.00 - 14.49%                         303    54,953,732      13.73      7.212        620     181,365     81.10    60.12      95.01
14.50 - 14.99%                         332    55,456,831      13.85      7.724        609     167,039     81.60    52.80      92.05
15.00 - 15.49%                         155    23,166,216       5.79      8.258        590     149,459     81.90    54.53      95.75
15.50 - 15.99%                         187    28,520,595       7.12      8.769        593     152,517     82.45    44.92      94.70
16.00% & Above                         210    26,180,215       6.54      9.777        560     124,668     78.82    68.98      95.76
N/A                                    820    64,494,949      16.11      8.495        641      78,652     85.26    75.19      96.80
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,742  $400,291,358     100.00%     7.553%       622    $145,985     81.57%   63.49%     95.60%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                             Distribution by Margin

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Margin                              Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
4.99% & Below                            3      $485,178       0.12%     6.954%       618    $161,726     79.81%    8.24%    100.00%
5.00 - 5.49%                            57    10,796,272       2.70      6.484        669     189,408     81.46    45.25      92.16
5.50 - 5.99%                           144    25,164,915       6.29      6.957        635     174,756     81.68    63.07      97.23
6.00 - 6.49%                           154    28,557,302       7.13      6.476        650     185,437     80.16    48.63      99.01
6.50 - 6.99%                         1,082   200,197,234      50.01      7.286        618     185,025     80.34    63.52      94.17
7.00% & Above                          482    70,595,506      17.64      8.262        596     146,464     82.25    62.07      97.08
N/A                                    820    64,494,949      16.11      8.495        641      78,652     85.26    75.19      96.80
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,742  $400,291,358     100.00%     7.553%       622    $145,985     81.57%   63.49%     95.60%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                Group1 Mortgage Loans - Fixed Rate Collateral(1)

Scheduled Principal Balance:                                        $64,494,949
Number of Mortgage Loans:                                                   820
Average Scheduled Principal Balance:                                    $78,652
Weighted Average Gross Coupon:                                            8.495%
Weighted Average Net Coupon: (2)                                          7.992%
Weighted Average Current FICO Score:                                        641
Weighted Average Original LTV Ratio:                                      56.00%
Weighted Average Combined Original LTV Ratio:                             85.26%
Weighted Average Stated Remaining Term (months):                            328
Weighted Average Seasoning(months):                                           3

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

                           Distribution by Originator

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Originator                          Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Acoustic                                12    $1,085,615       1.68%     8.356%       613     $90,468     89.37%   58.58%    100.00%
FNLC                                   386    26,445,264      41.00      8.858        642      68,511     86.95    66.70      98.48
Fremont                                422    36,964,071      57.31      8.239        641      87,593     83.93    81.76      95.51
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 820   $64,494,949     100.00%     8.495%       641     $78,652     85.26%   75.19%     96.80%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                    Distribution by Current Principal Balance

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Current Principal Balance           Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
$50,000 & Below                        408   $12,040,069      18.67%    10.904%       649     $29,510     98.70%   70.08%     98.52%
$50,001 - $75,000                      125     7,629,545      11.83     10.059        650      61,036     95.46    64.80      97.70
$75,001 - $100,000                      78     6,760,960      10.48      8.909        637      86,679     86.08    70.73      93.32
$100,001 - $125,000                     46     5,203,710       8.07      8.404        618     113,124     81.40    80.76      97.61
$125,001 - $150,000                     39     5,310,055       8.23      8.031        638     136,155     80.39    72.35     100.00
$150,001 - $200,000                     63    11,005,572      17.06      7.092        639     174,692     76.12    88.74      92.03
$200,001 - $250,000                     26     5,759,179       8.93      6.961        639     221,507     78.94    84.42     100.00
$250,001 - $300,000                     20     5,464,358       8.47      7.076        633     273,218     79.21    74.83      95.31
$300,001 - $350,000                     11     3,584,559       5.56      6.929        648     325,869     80.36    62.17     100.00
$350,001 - $400,000                      2       744,611       1.15      6.785        645     372,305     67.97    47.08     100.00
$400,001 & Above                         2       992,333       1.54      6.598        690     496,166     86.65   100.00     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 820   $64,494,949     100.00%     8.495%       641     $78,652     85.26%   75.19%     96.80%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Current Rate

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Current Rate                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
4.99% & Below                            1       $72,464       0.11%     4.625%       694     $72,464     87.65%  100.00%    100.00%
5.00 - 5.49%                             1       191,458       0.30      5.250        653     191,458     80.00   100.00     100.00
5.50 - 5.99%                             6     1,206,660       1.87      5.813        711     201,110     76.19    76.62     100.00
6.00 - 6.49%                            36     7,490,921      11.61      6.273        655     208,081     71.86    95.51      95.22
6.50 - 6.99%                            62    11,163,555      17.31      6.753        640     180,057     74.31    86.52      96.96
7.00 - 7.49%                            32     5,224,076       8.10      7.214        639     163,252     79.17    88.66      97.62
7.50 - 7.99%                            58     7,177,270      11.13      7.665        631     123,746     81.21    84.41      93.79
8.00 - 8.49%                            28     4,227,143       6.55      8.228        624     150,969     86.64    63.91      95.75
8.50 - 8.99%                            61     5,343,197       8.28      8.717        619      87,593     85.46    69.57      93.35
9.00% & Above                          535    22,398,206      34.73     10.854        645      41,866     98.14    59.76      98.84
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 820   $64,494,949     100.00%     8.495%       641     $78,652     85.26%   75.19%     96.80%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Credit Score

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Credit Score                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
740 & Above                             26    $1,950,752       3.02%     7.927%       765     $75,029     89.46%   83.06%    100.00%
720 - 739                               30     2,663,449       4.13      8.265        728      88,782     89.54    59.00      90.12
700 - 719                               37     2,722,247       4.22      8.369        710      73,574     86.73    74.30      90.17
680 - 699                               72     6,200,171       9.61      7.756        690      86,113     88.59    68.53      92.84
660 - 679                              100     7,427,664      11.52      8.300        668      74,277     87.73    62.43      99.54
640 - 659                              137    10,611,164      16.45      8.452        649      77,454     86.74    77.41      99.22
620 - 639                              186    13,279,736      20.59      9.347        628      71,396     89.76    66.25      98.05
600 - 619                              113     8,291,096      12.86      8.544        610      73,373     81.37    90.52      96.52
580 - 599                               61     5,701,608       8.84      8.159        588      93,469     79.07    93.63      97.06
560 - 579                               26     2,642,891       4.10      8.096        570     101,650     74.57    80.45     100.00
540 - 559                               17     1,165,249       1.81      8.369        552      68,544     73.02    85.38     100.00
520 - 539                               10     1,288,992       2.00      8.357        531     128,899     69.90    87.40     100.00
500 - 519                                5       549,932       0.85      8.721        511     109,986     70.46    53.37      53.37
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 820   $64,494,949     100.00%     8.495%       641     $78,652     85.26%   75.19%     96.80%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                              Distribution by Lien

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Lien                                Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
First                                  256   $40,935,403      63.47%     7.225%       635    $159,904     77.23%   82.09%     95.40%
Second                                 564    23,559,547      36.53     10.702        651      41,772     99.21    63.21      99.25
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 820   $64,494,949     100.00%     8.495%       641     $78,652     85.26%   75.19%     96.80%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                      Distribution by Combined Original LTV

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Combined Original LTV               Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
60.00% & Below                          34    $4,898,705       7.60%     6.909%       624    $144,080     49.86%   83.37%     89.52%
60.01 - 70.00%                          40     5,852,465       9.07      7.211        605     146,312     66.02    77.08      94.74
70.01 - 80.00%                          92    14,733,590      22.84      7.123        630     160,148     77.46    84.35      97.94
80.01 - 85.00%                          30     5,247,294       8.14      7.199        657     174,910     84.43    84.96      96.49
85.01 - 90.00%                          52     7,492,080      11.62      7.706        649     144,078     89.77    79.23      92.30
90.01 - 95.00%                          80     2,844,408       4.41      9.493        665      35,555     94.92    69.03      94.89
95.01 - 100.00%                        492    23,426,407      36.32     10.432        652      47,615     99.95    64.52      99.86
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 820   $64,494,949     100.00%     8.495%       641     $78,652     85.26%   75.19%     96.80%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Original LTV

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Original LTV                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
60.00% & Below                         598   $28,458,252      44.12%    10.049%       647     $47,589     90.72%   66.68%     97.57%
60.01 - 70.00%                          40     5,852,465       9.07      7.211        605     146,312     66.02    77.08      94.74
70.01 - 80.00%                          90    14,518,601      22.51      7.086        631     161,318     77.43    84.12      97.91
80.01 - 85.00%                          29     5,175,425       8.02      7.181        657     178,463     84.43    84.76      96.45
85.01 - 90.00%                          44     7,076,832      10.97      7.587        647     160,837     89.76    82.25      91.85
90.01 - 95.00%                           6     1,267,619       1.97      7.913        663     211,270     94.99    61.73     100.00
95.01 - 100.00%                         13     2,145,756       3.33      7.425        664     165,058     99.84    84.15     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 820   $64,494,949     100.00%     8.495%       641     $78,652     85.26%   75.19%     96.80%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Documentation

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Documentation                       Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Full                                   599   $48,496,269      75.19%     8.101%       638     $80,962     83.98%  100.00%     96.70%
Stated                                 217    15,131,780      23.46      9.859        651      69,732     90.33     0.00      97.76
Easy                                     4       866,900       1.34      6.756        661     216,725     68.73     0.00      85.63
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 820   $64,494,949     100.00%     8.495%       641     $78,652     85.26%   75.19%     96.80%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                             Distribution by Purpose

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Purpose                             Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Cashout Refi                           274   $33,878,116      52.53%     7.559%       630    $123,643     78.04%   86.37%     98.25%
Purchase                               535    29,299,410      45.43      9.628        654      54,765     93.57    61.61      94.99
Rate/Term Refi                          11     1,317,423       2.04      7.364        631     119,766     86.19    90.04     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 820   $64,494,949     100.00%     8.495%       641     $78,652     85.26%   75.19%     96.80%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                            Distribution by Occupancy

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Occupancy                           Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Owner Occupied                         791   $62,432,163      96.80%     8.517%       641     $78,928     85.57%   75.12%    100.00%
Non Owner                               25     1,589,586       2.46      7.939        651      63,583     76.77    78.68       0.00
Second Home                              4       473,200       0.73      7.513        631     118,300     72.84    73.67       0.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 820   $64,494,949     100.00%     8.495%       641     $78,652     85.26%   75.19%     96.80%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Property Type

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Property Type                       Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Single Family                          658   $50,988,236      79.06%     8.479%       637     $77,490     85.23%   77.80%     97.25%
2-4 Family                              66     8,285,645      12.85      7.935        660     125,540     82.32    62.63      92.35
Condo                                   78     4,253,214       6.59      9.457        652      54,528     89.83    69.57      99.34
Townhouse                               14       743,058       1.15     10.091        646      53,076     92.41    61.05     100.00
PUD                                      4       224,797       0.35      9.298        602      56,199     89.84   100.00     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 820   $64,494,949     100.00%     8.495%       641     $78,652     85.26%   75.19%     96.80%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                              Distribution by State

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
State                               Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
CA                                     187   $18,292,620      28.36%     8.440%       648     $97,821     85.92%   69.92%     96.31%
FL                                     172    11,712,103      18.16      8.679        634      68,094     83.66    77.48      97.67
NY                                      41     6,816,307      10.57      7.637        641     166,251     79.39    77.32      93.84
IL                                      53     3,646,250       5.65      8.848        624      68,797     85.35    76.24      97.47
MD                                      30     2,445,256       3.79      8.410        647      81,509     83.63    74.14     100.00
NJ                                      20     2,340,049       3.63      7.492        624     117,002     73.86    76.46      99.27
PA                                      29     1,883,192       2.92      8.352        651      64,938     91.07    87.34      86.72
VA                                      20     1,492,863       2.31      8.653        657      74,643     82.88    87.43      93.38
WA                                      22     1,489,829       2.31      8.430        647      67,719     90.44    78.85      99.63
RI                                      10     1,214,505       1.88      8.461        652     121,450     85.62    74.04     100.00
Other                                  236    13,161,976      20.41      8.962        639      55,771     89.94    75.64      98.23
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 820   $64,494,949     100.00%     8.495%       641     $78,652     85.26%   75.19%     96.80%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                               Distribution by Zip

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Zip                                 Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
33414                                    3      $758,560       1.18%     7.674%       648    $252,853     77.26%   48.06%    100.00%
11422                                    2       657,839       1.02      7.678        623     328,919     84.20    48.52     100.00
10570                                    1       498,569       0.77      6.250        682     498,569     83.33   100.00     100.00
11212                                    1       493,764       0.77      6.950        699     493,764     90.00   100.00     100.00
92504                                    3       435,496       0.68      6.846        641     145,165     83.30   100.00     100.00
11207                                    2       430,984       0.67      7.832        550     215,492     61.62    40.50      40.50
33157                                    3       422,939       0.66      7.991        647     140,980     97.56   100.00     100.00
07043                                    2       418,287       0.65      6.888        650     209,143     79.91    19.62     100.00
91733                                    2       394,003       0.61      6.931        624     197,002     65.75    45.55     100.00
92377                                    2       382,800       0.59      8.147        645     191,400    100.00    86.01     100.00
Other                                  799    59,601,708      92.41      8.590        641      74,595     85.52    75.83      96.97
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 820   $64,494,949     100.00%     8.495%       641     $78,652     85.26%   75.19%     96.80%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                  Distribution by Remaining Months to Maturity

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Remaining Months To Maturity        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
1 - 180                                211    $7,759,283      12.03%    10.032%       645     $36,774     90.47%   76.23%     95.71%
181 - 240                               86     3,522,280       5.46     10.117        649      40,957     95.80    53.00     100.00
241 - 360                              523    53,213,386      82.51      8.164        640     101,746     83.80    76.51      96.75
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 820   $64,494,949     100.00%     8.495%       641     $78,652     85.26%   75.19%     96.80%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                        Distribution by Amortization Type

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Amortization Type                   Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Fixed                                  693   $59,357,581      92.03%     8.317%       641     $85,653     84.22%   75.14%     96.58%
15/30 Balloon                          121     4,346,768       6.74     11.055        654      35,924     99.29    79.07      99.26
Fixed IO                                 3       674,000       1.05      7.350        607     224,667     84.19    63.95     100.00
Balloon IO                               3       116,600       0.18     10.424        625      38,867    100.00    21.96     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 820   $64,494,949     100.00%     8.495%       641     $78,652     85.26%   75.19%     96.80%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                         Group1 Mortgage Loans - ARM (1)

Scheduled Principal Balance:                                       $335,796,409
Number of Mortgage Loans:                                                 1,922
Average Scheduled Principal Balance:                                   $174,712
Weighted Average Gross Coupon:                                            7.372%
Weighted Average Net Coupon: (2)                                          6.869%
Weighted Average Current FICO Score:                                        619
Weighted Average Original LTV Ratio:                                      80.86%
Weighted Average Combined Original LTV Ratio:                             80.86%
Weighted Average Stated Remaining Term (months):                            357
Weighted Average Seasoning(months):                                           3
Weighted Average Months to Roll: (3)                                         25
Weighted Average Gross Margin: (3)                                         6.94%
Weighted Average Initial Rate Cap: (3)                                     3.00%
Weighted Average Periodic Rate Cap: (3)                                    1.24%
Weighted Average Gross Maximum Lifetime Rate: (3)                         14.32%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

                           Distribution by Originator

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Originator                          Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Acoustic                               108   $18,904,958       5.63%     7.277%       622    $175,046     80.97%   50.40%     92.85%
FNLC                                   941   154,292,044      45.95      7.493        623     163,966     81.43    54.46      98.20
Fremont                                873   162,599,407      48.42      7.268        615     186,254     80.31    68.94      92.97
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,922  $335,796,409     100.00%     7.372%       619    $174,712     80.86%   61.25%     95.37%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                    Distribution by Current Principal Balance

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Current Principal Balance           Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
$50,000 & Below                         22    $1,046,941       0.31%     8.883%       582     $47,588     70.41%   62.45%     91.65%
$50,001 - $75,000                      137     8,797,588       2.62      8.784        599      64,216     79.52    77.56      85.35
$75,001 - $100,000                     228    20,189,587       6.01      7.853        601      88,551     79.90    75.03      93.51
$100,001 - $125,000                    235    26,544,467       7.90      7.538        613     112,955     81.23    70.78      91.23
$125,001 - $150,000                    255    35,169,446      10.47      7.655        612     137,919     80.82    65.25      96.91
$150,001 - $200,000                    392    68,469,862      20.39      7.383        619     174,668     81.60    67.96      95.10
$200,001 - $250,000                    294    66,081,311      19.68      7.250        620     224,766     80.93    57.94      96.48
$250,001 - $300,000                    188    51,285,420      15.27      7.281        623     272,795     80.99    52.92      97.43
$300,001 - $350,000                    130    42,007,756      12.51      6.993        625     323,137     80.94    43.66      96.98
$350,001 - $400,000                     26     9,378,680       2.79      6.727        614     360,718     76.96    68.66      92.10
$400,001 & Above                        15     6,825,350       2.03      6.748        688     455,023     81.74    66.75      93.54
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,922  $335,796,409     100.00%     7.372%       619    $174,712     80.86%   61.25%     95.37%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Current Rate

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Current Rate                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
4.99% & Below                            2      $561,917       0.17%     4.806%       664    $280,959     90.00%  100.00%     55.96%
5.00 - 5.49%                            21     5,207,208       1.55      5.378        672     247,962     77.79    97.25      93.98
5.50 - 5.99%                            81    17,737,795       5.28      5.761        657     218,985     78.13    91.94      97.85
6.00 - 6.49%                           187    38,213,349      11.38      6.233        641     204,349     80.22    79.11      96.85
6.50 - 6.99%                           423    82,440,581      24.55      6.758        639     194,895     80.84    55.68      97.09
7.00 - 7.49%                           310    56,316,278      16.77      7.205        620     181,665     81.21    59.10      95.47
7.50 - 7.99%                           332    55,632,049      16.57      7.702        610     167,566     81.67    53.34      92.32
8.00 - 8.49%                           153    22,785,471       6.79      8.216        592     148,925     82.21    53.89      94.47
8.50 - 8.99%                           188    28,797,146       8.58      8.736        592     153,176     82.38    45.51      93.99
9.00% & Above                          225    28,104,615       8.37      9.754        558     124,909     78.95    68.48      95.77
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,922  $335,796,409     100.00%     7.372%       619    $174,712     80.86%   61.25%     95.37%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Credit Score

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Credit Score                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
740 & Above                             50   $10,478,140       3.12%     6.837%       758    $209,563     84.48%   47.89%     91.40%
720 - 739                               34     7,308,598       2.18      7.048        726     214,959     82.49    46.10      78.85
700 - 719                               67    12,269,601       3.65      6.874        709     183,128     82.34    40.18      93.52
680 - 699                              107    21,931,689       6.53      6.891        689     204,969     82.94    42.28      91.64
660 - 679                              148    26,474,687       7.88      6.946        669     178,883     83.05    44.27      94.72
640 - 659                              220    40,138,677      11.95      6.922        648     182,449     83.07    53.13      95.93
620 - 639                              315    57,859,782      17.23      7.044        629     183,682     82.13    57.37      96.04
600 - 619                              224    36,471,755      10.86      7.209        609     162,820     81.64    74.21      95.89
580 - 599                              226    37,001,648      11.02      7.484        589     163,724     82.01    76.94      96.28
560 - 579                              149    25,368,980       7.55      7.894        570     170,262     78.10    70.00      96.01
540 - 559                              157    24,050,595       7.16      8.076        550     153,189     76.73    70.24      98.63
520 - 539                              131    21,395,485       6.37      8.563        529     163,324     73.84    72.95      96.39
500 - 519                               94    15,046,772       4.48      8.634        509     160,072     75.22    73.28      98.88
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,922  $335,796,409     100.00%     7.372%       619    $174,712     80.86%   61.25%     95.37%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                              Distribution by Lien

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Lien                                Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
First                                1,922  $335,796,409     100.00%     7.372%       619    $174,712     80.86%   61.25%     95.37%
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,922  $335,796,409     100.00%     7.372%       619    $174,712     80.86%   61.25%     95.37%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                      Distribution by Combined Original LTV

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Combined Original LTV               Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
60.00% & Below                          74   $10,688,289       3.18%     7.954%       567    $144,436     49.64%   53.22%     87.61%
60.01 - 70.00%                         140    24,078,550       7.17      8.021        571     171,990     66.52    60.87      96.86
70.01 - 80.00%                       1,049   189,942,694      56.56      7.121        627     181,070     79.18    51.47      97.37
80.01 - 85.00%                         187    30,750,862       9.16      7.547        597     164,443     84.45    76.80      94.49
85.01 - 90.00%                         340    59,181,619      17.62      7.420        625     174,064     89.80    81.63      88.70
90.01 - 95.00%                          51     8,122,349       2.42      7.634        626     159,262     94.48    92.34     100.00
95.01 - 100.00%                         81    13,032,046       3.88      8.555        657     160,889     99.96    62.27      99.34
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,922  $335,796,409     100.00%     7.372%       619    $174,712     80.86%   61.25%     95.37%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Original LTV

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Original LTV                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
60.00% & Below                          74   $10,688,289       3.18%     7.954%       567    $144,436     49.64%   53.22%     87.61%
60.01 - 70.00%                         140    24,078,550       7.17      8.021        571     171,990     66.52    60.87      96.86
70.01 - 80.00%                       1,049   189,942,694      56.56      7.121        627     181,070     79.18    51.47      97.37
80.01 - 85.00%                         187    30,750,862       9.16      7.547        597     164,443     84.45    76.80      94.49
85.01 - 90.00%                         340    59,181,619      17.62      7.420        625     174,064     89.80    81.63      88.70
90.01 - 95.00%                          51     8,122,349       2.42      7.634        626     159,262     94.48    92.34     100.00
95.01 - 100.00%                         81    13,032,046       3.88      8.555        657     160,889     99.96    62.27      99.34
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,922  $335,796,409     100.00%     7.372%       619    $174,712     80.86%   61.25%     95.37%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Documentation

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Documentation                       Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Full                                 1,246  $205,658,909      61.25%     7.260%       609    $165,055     81.82%  100.00%     94.46%
Stated                                 655   125,609,024      37.41      7.554        637     191,770     79.30     0.00      96.68
Easy                                    15     3,358,922       1.00      7.605        577     223,928     79.87     0.00     100.00
Limited                                  6     1,169,553       0.35      6.717        612     194,925     82.38     0.00     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,922  $335,796,409     100.00%     7.372%       619    $174,712     80.86%   61.25%     95.37%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                             Distribution by Purpose

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Purpose                             Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Purchase                               940  $167,290,384      49.82%     7.180%       648    $177,968     82.41%   51.35%     94.28%
Cashout Refi                           943   162,422,990      48.37      7.562        590     172,241     79.29    70.94      96.46
Rate/Term Refi                          39     6,083,034       1.81      7.551        592     155,975     80.09    74.49      96.38
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,922  $335,796,409     100.00%     7.372%       619    $174,712     80.86%   61.25%     95.37%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                            Distribution by Occupancy

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Occupancy                           Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Owner Occupied                       1,815  $320,243,660      95.37%     7.364%       618    $176,443     80.86%   60.66%    100.00%
Non Owner                              101    14,618,582       4.35      7.579        646     144,738     80.78    74.75       0.00
Second Home                              6       934,167       0.28      6.935        640     155,695     81.87    49.03       0.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,922  $335,796,409     100.00%     7.372%       619    $174,712     80.86%   61.25%     95.37%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Property Type

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Property Type                       Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Single Family                        1,583  $268,279,977      79.89%     7.404%       615    $169,476     80.84%   61.77%     96.09%
2-4 Family                             136    34,824,616      10.37      7.207        638     256,063     79.99    57.93      89.84
Condo                                  130    20,113,884       5.99      7.337        634     154,722     81.33    59.74      95.38
Townhouse                               44     7,643,447       2.28      7.253        627     173,715     83.12    57.81      94.50
PUD                                     29     4,934,484       1.47      7.108        625     170,155     82.84    67.72      96.39
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,922  $335,796,409     100.00%     7.372%       619    $174,712     80.86%   61.25%     95.37%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                              Distribution by State

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
State                               Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
CA                                     432  $100,879,662      30.04%     6.999%       635    $233,518     78.34%   46.21%     94.88%
FL                                     290    40,586,110      12.09      7.621        612     139,952     82.16    72.28      95.79
IL                                     218    36,986,733      11.01      7.535        615     169,664     82.65    64.05      96.68
NY                                      71    17,866,712       5.32      7.187        612     251,644     80.46    43.15      95.88
MD                                      89    15,391,312       4.58      7.377        606     172,936     80.60    62.74      94.17
NJ                                      63    13,744,569       4.09      7.651        602     218,168     78.03    56.55      96.90
MI                                      86    10,723,284       3.19      8.117        608     124,689     84.55    68.03      96.20
MA                                      45     9,714,802       2.89      7.326        608     215,884     75.05    58.17      95.13
VA                                      47     8,826,657       2.63      7.373        617     187,801     82.28    74.22      96.87
GA                                      44     6,576,732       1.96      7.495        622     149,471     84.53    72.72      79.64
Other                                  537    74,499,835      22.19      7.540        614     138,733     83.09    75.97      96.12
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,922  $335,796,409     100.00%     7.372%       619    $174,712     80.86%   61.25%     95.37%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                               Distribution by Zip

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Zip                                 Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
94565                                    8    $2,242,760       0.67%     6.873%       661    $280,345     82.42%   34.83%    100.00%
92563                                    5     1,579,786       0.47      6.911        609     315,957     77.17    61.77     100.00
90062                                    5     1,545,438       0.46      7.505        662     309,088     80.00    43.71     100.00
92553                                    7     1,482,503       0.44      7.148        622     211,786     80.00    42.20     100.00
90640                                    4     1,276,587       0.38      6.783        689     319,147     77.19    85.27     100.00
11422                                    3     1,141,631       0.34      6.769        622     380,544     83.75    28.61     100.00
93635                                    4     1,059,200       0.32      6.915        661     264,800     80.00    25.60     100.00
60139                                    6     1,058,087       0.32      8.014        583     176,348     79.64    55.19     100.00
92376                                    5     1,048,993       0.31      6.749        595     209,799     78.34    79.45     100.00
95351                                    6       998,297       0.30      7.005        645     166,383     79.65    27.01     100.00
Other                                1,869   322,363,127      96.00      7.385        618     172,479     80.90    61.80      95.18
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,922  $335,796,409     100.00%     7.372%       619    $174,712     80.86%   61.25%     95.37%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                  Distribution by Remaining Months to Maturity

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Remaining Months To Maturity        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
241 - 360                            1,922  $335,796,409     100.00%     7.372%       619    $174,712     80.86%   61.25%     95.37%
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,922  $335,796,409     100.00%     7.372%       619    $174,712     80.86%   61.25%     95.37%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                        Distribution by Amortization Type

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Amortization Type                   Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
2 Yr ARM                             1,024  $178,537,095      53.17%     7.470%       610    $174,353     80.90%   61.84%     93.22%
3 Yr ARM                               543    78,293,663      23.32      7.775        603     144,187     80.45    67.90      97.69
2 Yr ARM IO                            228    47,723,342      14.21      6.710        646     209,313     81.79    71.21      98.13
3 Yr ARM IO                            123    30,138,474       8.98      6.817        666     245,028     80.22    24.07      98.96
5 Yr ARM                                 4     1,103,835       0.33      6.597        683     275,959     80.64    77.59      60.06
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,922  $335,796,409     100.00%     7.372%       619    $174,712     80.86%   61.25%     95.37%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                      Distribution by Initial Periodic Cap

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Initial Periodic Cap                Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
3.00%                                1,922  $335,796,409     100.00%     7.372%       619    $174,712     80.86%   61.25%     95.37%
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,922  $335,796,409     100.00%     7.372%       619    $174,712     80.86%   61.25%     95.37%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Periodic Cap

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Periodic Cap                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
1.00%                                1,049  $173,197,001      51.58%     7.469%       623    $165,107     81.38%   54.02%     97.62%
1.50%                                  873   162,599,407      48.42      7.268        615     186,254     80.31    68.94      92.97
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,922  $335,796,409     100.00%     7.372%       619    $174,712     80.86%   61.25%     95.37%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                      Distribution by Months to Rate Reset

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Months To Rate Reset                Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
1-12                                     1      $154,876       0.05%     7.125%       580    $154,876     60.31%  100.00%    100.00%
13 - 24                              1,226   222,933,873      66.39      7.303        618     181,838     81.07    63.97      94.39
25 - 36                                687   110,251,267      32.83      7.532        619     160,482     80.46    55.32      97.92
37 - 48                                  4     1,352,558       0.40      6.381        672     338,140     82.12    76.99      76.82
49 & Above                               4     1,103,835       0.33      6.597        683     275,959     80.64    77.59      60.06
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,922  $335,796,409     100.00%     7.372%       619    $174,712     80.86%   61.25%     95.37%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                        Distribution by Life Maximum Rate

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Life Maximum Rate                   Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
11.99% & Below                          11    $2,724,201       0.81%     5.400%       685    $247,655     77.47%   90.64%     79.41%
12.00 - 12.49%                          26     6,344,459       1.89      5.638        663     244,018     79.08    80.73      99.36
12.50 - 12.99%                         111    23,349,982       6.95      6.064        652     210,360     79.36    74.51      98.37
13.00 - 13.49%                         189    37,937,300      11.30      6.289        640     200,726     80.42    78.83      96.71
13.50 - 13.99%                         398    77,162,877      22.98      6.774        637     193,877     80.89    58.24      96.68
14.00 - 14.49%                         303    54,953,732      16.37      7.212        620     181,365     81.10    60.12      95.01
14.50 - 14.99%                         332    55,456,831      16.52      7.724        609     167,039     81.60    52.80      92.05
15.00 - 15.49%                         155    23,166,216       6.90      8.258        590     149,459     81.90    54.53      95.75
15.50 - 15.99%                         187    28,520,595       8.49      8.769        593     152,517     82.45    44.92      94.70
16.00% & Above                         210    26,180,215       7.80      9.777        560     124,668     78.82    68.98      95.76
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,922  $335,796,409     100.00%     7.372%       619    $174,712     80.86%   61.25%     95.37%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                             Distribution by Margin

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Margin                              Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
4.99% & Below                            3      $485,178       0.14%     6.954%       618    $161,726     79.81%    8.24%    100.00%
5.00 - 5.49%                            57    10,796,272       3.22      6.484        669     189,408     81.46    45.25      92.16
5.50 - 5.99%                           144    25,164,915       7.49      6.957        635     174,756     81.68    63.07      97.23
6.00 - 6.49%                           154    28,557,302       8.50      6.476        650     185,437     80.16    48.63      99.01
6.50 - 6.99%                         1,082   200,197,234      59.62      7.286        618     185,025     80.34    63.52      94.17
7.00% & Above                          482    70,595,506      21.02      8.262        596     146,464     82.25    62.07      97.08
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,922  $335,796,409     100.00%     7.372%       619    $174,712     80.86%   61.25%     95.37%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                   Group 2 Mortgage Loans - All Collateral (1)

Scheduled Principal Balance:                                       $407,325,543
Number of Mortgage Loans:                                                 2,372
Average Scheduled Principal Balance:                                   $171,722
Weighted Average Gross Coupon:                                            7.525%
Weighted Average Net Coupon: (2)                                          7.022%
Weighted Average Current FICO Score:                                        622
Weighted Average Original LTV Ratio:                                      77.12%
Weighted Average Combined Original LTV Ratio:                             81.60%
Weighted Average Stated Remaining Term (months):                            352
Weighted Average Seasoning(months):                                           3
Weighted Average Months to Roll: (3)                                         25
Weighted Average Gross Margin: (3)                                         6.96%
Weighted Average Initial Rate Cap: (3)                                     3.00%
Weighted Average Periodic Rate Cap: (3)                                    1.26%
Weighted Average Gross Maximum Lifetime Rate: (3)                         14.31%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

                           Distribution by Originator

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Originator                          Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Acoustic                                93   $16,930,767       4.16%     7.479%       605    $182,051     81.47%   49.61%     95.76%
FNLC                                 1,107   170,282,782      41.81      7.711        627     153,824     81.96    50.53      98.65
Fremont                              1,172   220,111,994      54.04      7.384        620     187,809     81.32    66.75      92.68
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,372  $407,325,543     100.00%     7.525%       622    $171,722     81.60%   59.26%     95.30%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                    Distribution by Current Principal Balance

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Current Principal Balance           Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
$50,000 & Below                        456   $12,575,986       3.09%    11.156%       642     $27,579     98.78%   72.69%     97.96%
$50,001 - $75,000                      205    12,720,321       3.12      9.808        626      62,050     90.22    64.16      93.58
$75,001 - $100,000                     225    20,066,275       4.93      8.141        611      89,183     81.67    73.01      95.48
$100,001 - $125,000                    226    25,319,267       6.22      7.852        612     112,032     81.35    71.71      92.84
$125,001 - $150,000                    201    27,708,124       6.80      7.806        610     137,851     82.38    73.48      91.08
$150,001 - $200,000                    312    54,469,501      13.37      7.555        614     174,582     79.67    64.43      94.58
$200,001 - $250,000                    205    45,421,744      11.15      7.393        613     221,569     79.39    58.30      96.54
$250,001 - $300,000                    110    30,094,732       7.39      7.375        627     273,588     82.82    52.42      97.28
$300,001 - $350,000                     90    29,042,726       7.13      7.326        616     322,697     82.09    52.98      95.54
$350,001 - $400,000                    139    52,126,563      12.80      7.080        629     375,011     81.12    47.48      98.60
$400,001 & Above                       203    97,780,304      24.01      6.856        632     481,676     79.92    54.63      94.38
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,372  $407,325,543     100.00%     7.525%       622    $171,722     81.60%   59.26%     95.30%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Current Rate

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Current Rate                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
4.99% & Below                            2      $884,136       0.22%     4.972%       630    $442,068     80.00%  100.00%    100.00%
5.00 - 5.49%                            14     4,535,881       1.11      5.327        660     323,992     81.61    92.96     100.00
5.50 - 5.99%                            66    21,768,103       5.34      5.790        654     329,820     76.51    93.28      96.99
6.00 - 6.49%                           142    39,700,827       9.75      6.263        643     279,583     78.73    77.17      98.82
6.50 - 6.99%                           311    81,759,888      20.07      6.733        640     262,894     79.37    59.56      94.86
7.00 - 7.49%                           279    66,373,743      16.30      7.221        624     237,899     81.64    53.28      93.61
7.50 - 7.99%                           454    88,940,581      21.84      7.694        610     195,904     81.14    48.39      94.88
8.00 - 8.49%                           230    38,605,461       9.48      8.205        599     167,850     82.31    51.58      95.32
8.50 - 8.99%                           171    25,159,227       6.18      8.709        590     147,130     83.29    55.15      92.75
9.00% & Above                          703    39,597,696       9.72     10.398        608      56,327     91.05    61.72      96.53
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,372  $407,325,543     100.00%     7.525%       622    $171,722     81.60%   59.26%     95.30%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Credit Score

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Credit Score                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
740 & Above                             60    $9,744,475       2.39%     7.197%       764    $162,408     82.56%   42.17%     87.50%
720 - 739                               49     9,707,415       2.38      7.189        726     198,111     84.09    36.67      95.60
700 - 719                               90    16,278,302       4.00      7.342        709     180,870     85.64    46.28      92.76
680 - 699                              137    25,345,561       6.22      7.142        689     185,004     83.97    40.13      97.10
660 - 679                              231    38,680,481       9.50      7.258        670     167,448     84.08    55.28      92.72
640 - 659                              313    57,487,116      14.11      7.332        649     183,665     83.04    47.15      94.20
620 - 639                              451    72,488,371      17.80      7.486        629     160,728     82.91    54.08      94.89
600 - 619                              300    46,023,474      11.30      7.529        609     153,412     82.66    73.36      94.60
580 - 599                              226    37,656,346       9.24      7.584        588     166,621     82.45    77.65      95.88
560 - 579                              154    26,890,143       6.60      7.695        569     174,611     78.24    67.21      98.82
540 - 559                              130    25,519,377       6.27      7.875        550     196,303     76.37    68.48      95.34
520 - 539                              122    22,194,692       5.45      8.153        529     181,924     74.50    70.59      99.49
500 - 519                              108    19,221,839       4.72      8.214        510     177,980     74.67    72.85      99.73
1 - 499                                  1        87,951       0.02      8.900        499      87,951     67.18   100.00     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,372  $407,325,543     100.00%     7.525%       622    $171,722     81.60%   59.26%     95.30%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                              Distribution by Lien

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Lien                                Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
First                                1,777  $384,708,970      94.45%     7.316%       620    $216,494     80.54%   59.15%     95.07%
Second                                 595    22,616,573       5.55     11.079        650      38,011     99.51    61.06      99.22
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,372  $407,325,543     100.00%     7.525%       622    $171,722     81.60%   59.26%     95.30%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                      Distribution by Combined Original LTV

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Combined Original LTV               Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
60.00% & Below                          88   $15,285,585       3.75%     7.205%       591    $173,700     50.01%   72.79%     95.11%
60.01 - 70.00%                         137    30,033,434       7.37      7.418        576     219,222     66.93    67.23      96.34
70.01 - 80.00%                         929   210,756,407      51.74      7.208        627     226,864     78.87    46.12      97.30
80.01 - 85.00%                         162    31,277,332       7.68      7.318        601     193,070     84.35    73.47      93.02
85.01 - 90.00%                         336    71,810,546      17.63      7.388        622     213,722     89.80    81.86      87.09
90.01 - 95.00%                         128    11,189,081       2.75      8.113        646      87,415     94.39    74.77      98.83
95.01 - 100.00%                        590    36,921,251       9.06      9.810        656      62,578     99.93    61.50      99.97
100.01% & Above                          2        51,907       0.01     10.645        641      25,953    102.38    51.95     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,372  $407,325,543     100.00%     7.525%       622    $171,722     81.60%   59.26%     95.30%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Original LTV

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Original LTV                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
60.00% & Below                         683   $37,902,158       9.31%     9.517%       626     $55,494     79.55%   65.79%     97.56%
60.01 - 70.00%                         137    30,033,434       7.37      7.418        576     219,222     66.93    67.23      96.34
70.01 - 80.00%                         929   210,756,407      51.74      7.208        627     226,864     78.87    46.12      97.30
80.01 - 85.00%                         158    31,186,889       7.66      7.307        601     197,385     84.36    73.39      93.02
85.01 - 90.00%                         328    71,634,374      17.59      7.378        622     218,397     89.80    81.91      87.10
90.01 - 95.00%                          46     9,796,029       2.40      7.580        648     212,957     94.31    74.74     100.00
95.01 - 100.00%                         91    16,016,252       3.93      8.224        663     176,003     99.88    63.45     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,372  $407,325,543     100.00%     7.525%       622    $171,722     81.60%   59.26%     95.30%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Documentation

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Documentation                       Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Full                                 1,554  $241,373,487      59.26%     7.391%       612    $155,324     82.23%  100.00%     93.71%
Stated                                 786   158,537,583      38.92      7.730        639     201,702     80.82     0.00      97.55
Easy                                    25     6,665,670       1.64      7.389        580     266,627     76.51     0.00     100.00
Limited                                  7       748,803       0.18      8.242        587     106,972     85.55     0.00      92.02
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,372  $407,325,543     100.00%     7.525%       622    $171,722     81.60%   59.26%     95.30%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                             Distribution by Purpose

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Purpose                             Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Cashout Refi                         1,012  $199,423,066      48.96%     7.428%       597    $197,058     78.85%   69.52%     97.27%
Purchase                             1,314   199,219,101      48.91      7.637        648     151,613     84.42    48.16      93.32
Rate/Term Refi                          46     8,683,376       2.13      7.162        606     188,769     79.82    78.23      95.57
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,372  $407,325,543     100.00%     7.525%       622    $171,722     81.60%   59.26%     95.30%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                            Distribution by Occupancy

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Occupancy                           Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Owner Occupied                       2,248  $388,197,157      95.30%     7.522%       621    $172,686     81.53%   58.27%    100.00%
Non Owner                              110    15,336,741       3.77      7.732        641     139,425     83.94    81.43       0.00
Second Home                             14     3,791,645       0.93      6.996        653     270,832     78.77    71.02       0.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,372  $407,325,543     100.00%     7.525%       622    $171,722     81.60%   59.26%     95.30%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Property Type

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Property Type                       Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Single Family                        1,997  $346,634,149      85.10%     7.480%       619    $173,577     81.43%   60.56%     95.93%
2-4 Family                             156    28,489,298       6.99      7.808        646     182,624     82.68    48.70      86.62
Condo                                  160    23,137,473       5.68      7.774        643     144,609     82.74    57.16      95.21
Townhouse                               36     5,386,646       1.32      7.731        632     149,629     81.00    40.56     100.00
PUD                                     23     3,677,977       0.90      7.663        603     159,912     82.82    58.81      96.85
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,372  $407,325,543     100.00%     7.525%       622    $171,722     81.60%   59.26%     95.30%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                              Distribution by State

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
State                               Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
CA                                     596  $160,957,471      39.52%     7.112%       631    $270,063     79.82%   48.39%     96.76%
FL                                     389    42,776,225      10.50      8.016        619     109,965     83.07    73.66      97.10
IL                                     209    32,833,286       8.06      7.763        614     157,097     83.27    63.44      93.96
NY                                     120    30,652,267       7.53      7.419        627     255,436     81.67    53.66      91.16
NJ                                      69    16,721,180       4.11      7.500        617     242,336     79.83    61.08      92.64
MD                                      87    14,367,717       3.53      7.688        615     165,146     81.24    58.97      94.10
VA                                      64    11,476,306       2.82      7.486        609     179,317     83.41    67.26      99.06
MA                                      57    10,138,268       2.49      7.845        615     177,864     80.67    61.95      93.68
NV                                      41     7,842,177       1.93      7.463        629     191,273     82.22    64.01      93.43
GA                                      67     6,744,535       1.66      7.838        601     100,665     84.93    91.23      88.71
Other                                  673    72,816,112      17.88      7.997        612     108,196     83.82    69.81      94.69
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,372  $407,325,543     100.00%     7.525%       622    $171,722     81.60%   59.26%     95.30%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                               Distribution by Zip

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Zip                                 Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
95127                                    6    $2,413,107       0.59%     6.402%       650    $402,184     79.73%   33.00%    100.00%
94531                                    6     1,915,806       0.47      7.463        605     319,301     79.79    56.79     100.00
92336                                    6     1,491,429       0.37      8.221        581     248,572     75.68    36.78     100.00
91710                                    5     1,471,075       0.36      6.824        617     294,215     84.37    96.82     100.00
95407                                    4     1,450,972       0.36      7.829        648     362,743     86.05     0.00     100.00
89014                                    4     1,395,031       0.34      7.039        625     348,758     81.24    64.35     100.00
93906                                    5     1,382,460       0.34      7.639        641     276,492     83.01    36.16     100.00
91343                                    4     1,344,326       0.33      6.649        682     336,081     81.90    76.87     100.00
60504                                    6     1,314,938       0.32      8.284        585     219,156     84.71    55.93     100.00
95035                                    3     1,305,819       0.32      7.167        625     435,273     80.00     0.00     100.00
Other                                2,323   391,840,581      96.20      7.534        622     168,679     81.60    59.81      95.12
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,372  $407,325,543     100.00%     7.525%       622    $171,722     81.60%   59.26%     95.30%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                  Distribution by Remaining Months to Maturity

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Remaining Months To Maturity        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
1 - 180                                272    $8,446,323       2.07%    10.758%       642     $31,053     92.95%   77.47%     97.92%
181 - 240                               94     3,606,634       0.89     10.736        638      38,368     97.61    60.91     100.00
241 - 360                            2,006   395,272,586      97.04      7.426        622     197,045     81.21    58.85      95.21
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,372  $407,325,543     100.00%     7.525%       622    $171,722     81.60%   59.26%     95.30%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                        Distribution by Amortization Type

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Amortization Type                   Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
2 Yr ARM                               821  $178,729,071      43.88%     7.457%       609    $217,697     81.67%   56.39%     92.52%
3 Yr ARM                               432    73,819,540      18.12      7.697        606     170,879     80.39    62.38      97.12
Fixed                                  680    64,537,217      15.84      8.091        638      94,908     81.76    79.91      95.18
2 Yr ARM IO                            162    48,714,387      11.96      6.730        646     300,706     81.31    63.08      99.68
3 Yr ARM IO                            103    32,443,130       7.96      6.964        655     314,982     80.63    16.35      99.64
15/30 Balloon                          151     5,277,693       1.30     11.300        648      34,952     99.60    77.12      99.71
5 Yr ARM                                12     2,471,380       0.61      7.316        638     205,948     84.61    72.48      90.99
Fixed IO                                 2       810,060       0.20      5.773        710     405,030     80.00   100.00     100.00
Balloon IO                               9       523,065       0.13     10.569        636      58,118     99.53    51.29     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,372  $407,325,543     100.00%     7.525%       622    $171,722     81.60%   59.26%     95.30%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                      Distribution by Initial Periodic Cap

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Initial Periodic Cap                Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
2.00%                                    1      $157,391       0.04%     7.750%       664    $157,391    100.00%  100.00%    100.00%
3.00%                                1,529   336,020,117      82.49      7.356        618     219,765     81.25    54.91      95.24
N/A                                    842    71,148,034      17.47      8.321        639      84,499     83.19    79.72      95.60
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,372  $407,325,543     100.00%     7.525%       622    $171,722     81.60%   59.26%     95.30%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Periodic Cap

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Periodic Cap                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
1.00%                                  823  $162,693,080      39.94%     7.485%       621    $197,683     81.04%   47.27%     98.29%
1.50%                                  707   173,484,428      42.59      7.235        616     245,381     81.46    62.11      92.38
N/A                                    842    71,148,034      17.47      8.321        639      84,499     83.19    79.72      95.60
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,372  $407,325,543     100.00%     7.525%       622    $171,722     81.60%   59.26%     95.30%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                      Distribution by Months to Rate Reset

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Months To Rate Reset                Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
1-12                                     1      $298,685       0.07%     8.250%       622    $298,685     90.00%  100.00%      0.00%
13 - 24                                968   225,094,442      55.26      7.295        617     232,536     81.56    57.84      94.21
25 - 36                                547   107,800,002      26.47      7.489        620     197,075     80.52    48.11      97.73
37 - 48                                  2       513,000       0.13      5.728        619     256,500     80.00   100.00     100.00
49 & Above                              12     2,471,380       0.61      7.316        638     205,948     84.61    72.48      90.99
N/A                                    842    71,148,034      17.47      8.321        639      84,499     83.19    79.72      95.60
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,372  $407,325,543     100.00%     7.525%       622    $171,722     81.60%   59.26%     95.30%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                        Distribution by Life Maximum Rate

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Life Maximum Rate                   Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
11.99% & Below                           7    $2,460,483       0.60%     5.318%       645    $351,498     80.00%   87.99%    100.00%
12.00 - 12.49%                          17     5,510,926       1.35      5.640        657     324,172     81.98    71.82     100.00
12.50 - 12.99%                          62    20,443,911       5.02      5.914        645     329,740     78.23    88.13      95.64
13.00 - 13.49%                         111    30,967,922       7.60      6.324        635     278,990     80.63    71.33      98.85
13.50 - 13.99%                         245    65,580,663      16.10      6.778        637     267,676     80.26    52.25      96.23
14.00 - 14.49%                         230    57,047,293      14.01      7.247        623     248,032     82.23    48.48      93.40
14.50 - 14.99%                         411    81,879,510      20.10      7.707        611     199,220     81.28    45.76      94.79
15.00 - 15.49%                         203    35,172,704       8.64      8.218        601     173,265     82.28    48.90      95.15
15.50 - 15.99%                         139    21,690,239       5.33      8.696        587     156,045     83.31    56.09      92.04
16.00% & Above                         105    15,423,857       3.79      9.427        562     146,894     81.84    62.67      94.70
N/A                                    842    71,148,034      17.47      8.321        639      84,499     83.19    79.72      95.60
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,372  $407,325,543     100.00%     7.525%       622    $171,722     81.60%   59.26%     95.30%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                             Distribution by Margin

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Margin                              Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
4.99% & Below                            2      $470,164       0.12%     5.632%       612    $235,082     79.75%   82.78%    100.00%
5.00 - 5.49%                            34     8,098,700       1.99      6.587        648     238,197     81.24    42.51      94.31
5.50 - 5.99%                            94    18,488,461       4.54      7.100        623     196,686     81.81    61.69      96.89
6.00 - 6.49%                           113    27,563,450       6.77      6.620        638     243,924     79.73    46.73      99.49
6.50 - 6.99%                           822   200,684,797      49.27      7.253        619     244,142     81.17    56.79      93.30
7.00% & Above                          465    80,871,937      19.85      8.009        608     173,918     81.89    52.63      98.29
N/A                                    842    71,148,034      17.47      8.321        639      84,499     83.19    79.72      95.60
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               2,372  $407,325,543     100.00%     7.525%       622    $171,722     81.60%   59.26%     95.30%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

               Group 2 Mortgage Loans - Fixed Rate Collateral (1)

Scheduled Principal Balance:                                        $71,148,034
Number of Mortgage Loans:                                                   842
Average Scheduled Principal Balance:                                    $84,499
Weighted Average Gross Coupon:                                            8.321%
Weighted Average Net Coupon: (2)                                          7.818%
Weighted Average Current FICO Score:                                        639
Weighted Average Original LTV Ratio:                                      57.58%
Weighted Average Combined Original LTV Ratio:                             83.19%
Weighted Average Stated Remaining Term (months):                            329
Weighted Average Seasoning(months):                                           3

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

                           Distribution by Originator

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Originator                          Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Acoustic                                21    $1,898,478       2.67%     8.359%       666     $90,404     90.59%   64.37%    100.00%
FNLC                                   356    22,621,991      31.80      9.110        646      63,545     87.45    72.11      98.95
Fremont                                465    46,627,566      65.54      7.937        635     100,274     80.82    84.04      93.80
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 842   $71,148,034     100.00%     8.321%       639     $84,499     83.19%   79.72%     95.60%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                            Distribution by Servicer

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Servicer                            Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Chase                                  356   $22,621,991      31.80%     9.110%       646     $63,545     87.45%   72.11%     98.95%
Countrywide                            394    43,937,785      61.76      7.841        637     111,517     80.74    85.47      93.80
Ocwen                                   92     4,588,258       6.45      9.032        633      49,872     85.64    62.16      96.39
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 842   $71,148,034     100.00%     8.321%       639     $84,499     83.19%   79.72%     95.60%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                    Distribution by Current Principal Balance

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Current Principal Balance           Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
$50,000 & Below                        450   $12,317,005      17.31%    11.198%       644     $27,371     99.05%   72.11%     98.57%
$50,001 - $75,000                      118     7,206,818      10.13     10.742        652      61,075     96.45    51.73      96.74
$75,001 - $100,000                      64     5,612,410       7.89      9.030        644      87,694     85.49    67.38      96.68
$100,001 - $125,000                     43     4,865,969       6.84      8.208        650     113,162     79.96    72.25      97.66
$125,001 - $150,000                     28     3,845,639       5.41      7.531        626     137,344     73.39    89.52      93.00
$150,001 - $200,000                     56     9,665,048      13.58      7.241        621     172,590     74.71    90.78     100.00
$200,001 - $250,000                     24     5,181,118       7.28      6.911        633     215,880     75.75    92.19      95.26
$250,001 - $300,000                     12     3,240,019       4.55      6.808        654     270,002     82.37   100.00      92.19
$300,001 - $350,000                     14     4,393,411       6.18      6.861        627     313,815     77.59    85.66      85.18
$350,001 - $400,000                     12     4,415,985       6.21      6.939        637     367,999     79.59    75.09     100.00
$400,001 & Above                        21    10,404,612      14.62      6.581        646     495,458     74.85    91.31      90.41
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 842   $71,148,034     100.00%     8.321%       639     $84,499     83.19%   79.72%     95.60%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Current Rate

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Current Rate                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
5.50 - 5.99%                            11    $3,079,272       4.33%     5.761%       684    $279,934     67.30%   93.84%    100.00%
6.00 - 6.49%                            37     9,303,123      13.08      6.306        658     251,436     72.48    96.06      98.77
6.50 - 6.99%                            75    16,864,390      23.70      6.743        645     224,859     76.26    86.69      89.84
7.00 - 7.49%                            47     8,105,385      11.39      7.204        623     172,455     77.94    93.28      92.89
7.50 - 7.99%                            32     5,104,773       7.17      7.699        607     159,524     78.42    91.27      96.35
8.00 - 8.49%                            19     2,717,078       3.82      8.216        585     143,004     78.78    82.80     100.00
8.50 - 8.99%                            27     2,596,474       3.65      8.765        636      96,166     83.87    53.76      99.22
9.00% & Above                          594    23,377,540      32.86     11.085        642      39,356     97.84    61.64      97.79
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 842   $71,148,034     100.00%     8.321%       639     $84,499     83.19%   79.72%     95.60%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Credit Score

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Credit Score                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
740 & Above                             35    $3,688,759       5.18%     7.261%       768    $105,393     80.65%   69.28%     76.78%
720 - 739                               23     2,097,302       2.95      7.979        729      91,187     87.77    68.77      99.52
700 - 719                               35     2,781,729       3.91      8.066        708      79,478     91.07    79.23      98.54
680 - 699                               53     3,771,197       5.30      8.467        689      71,155     90.48    61.33     100.00
660 - 679                              118    10,997,855      15.46      7.796        670      93,202     84.42    78.70      94.30
640 - 659                              128    11,010,317      15.48      8.487        650      86,018     84.22    69.20      95.17
620 - 639                              192    12,634,583      17.76      9.190        629      65,805     88.10    78.53      99.19
600 - 619                              120     9,544,549      13.42      8.431        609      79,538     81.12    93.16      95.88
580 - 599                               68     5,182,009       7.28      8.546        588      76,206     81.09    94.85      93.94
560 - 579                               41     5,365,969       7.54      7.371        570     130,877     71.89    85.47     100.00
540 - 559                                9     1,312,070       1.84      7.915        551     145,786     75.11    92.58      90.41
520 - 539                               13     1,955,818       2.75      8.490        528     150,448     70.89   100.00      96.22
500 - 519                                7       805,878       1.13      9.359        514     115,125     70.01    55.05      93.51
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 842   $71,148,034     100.00%     8.321%       639     $84,499     83.19%   79.72%     95.60%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                              Distribution by Lien

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Lien                                Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
First                                  247   $48,531,461      68.21%     7.036%       635    $196,484     75.58%   88.42%     93.92%
Second                                 595    22,616,573      31.79     11.079        650      38,011     99.51    61.06      99.22
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 842   $71,148,034     100.00%     8.321%       639     $84,499     83.19%   79.72%     95.60%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                      Distribution by Combined Original LTV

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Combined Original LTV               Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
60.00% & Below                          36    $5,376,261       7.56%     6.867%       624    $149,341     48.61%   86.81%     97.66%
60.01 - 70.00%                          37     7,502,042      10.54      6.929        610     202,758     65.82    91.21      96.73
70.01 - 80.00%                         107    23,119,416      32.49      7.014        638     216,069     77.53    84.33      92.19
80.01 - 85.00%                          22     3,294,111       4.63      7.297        637     149,732     83.66    94.12      98.14
85.01 - 90.00%                          43     7,252,156      10.19      7.259        652     168,655     89.62    94.42      89.67
90.01 - 95.00%                          89     2,573,278       3.62      9.771        629      28,913     94.47    86.44      94.91
95.01 - 100.00%                        506    21,978,861      30.89     10.855        652      43,436     99.98    61.49      99.95
100.01% & Above                          2        51,907       0.07     10.645        641      25,953    102.38    51.95     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 842   $71,148,034     100.00%     8.321%       639     $84,499     83.19%   79.72%     95.60%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Original LTV

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Original LTV                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
60.00% & Below                         631   $27,992,834      39.34%    10.270%       645     $44,363     89.74%   66.01%     98.92%
60.01 - 70.00%                          37     7,502,042      10.54      6.929        610     202,758     65.82    91.21      96.73
70.01 - 80.00%                         107    23,119,416      32.49      7.014        638     216,069     77.53    84.33      92.19
80.01 - 85.00%                          18     3,203,668       4.50      7.184        639     177,982     83.72    93.95      98.28
85.01 - 90.00%                          35     7,075,984       9.95      7.157        652     202,171     89.62    95.32      89.82
90.01 - 95.00%                           7     1,180,226       1.66      7.307        619     168,604     93.94   100.00     100.00
95.01 - 100.00%                          7     1,073,863       1.51      7.556        675     153,409    100.00    90.24     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 842   $71,148,034     100.00%     8.321%       639     $84,499     83.19%   79.72%     95.60%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Documentation

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Documentation                       Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Full                                   627   $56,719,608      79.72%     7.892%       635     $90,462     81.60%  100.00%     95.48%
Stated                                 210    13,424,244      18.87     10.263        658      63,925     91.30     0.00      95.78
Easy                                     4       932,545       1.31      6.362        646     233,136     61.84     0.00     100.00
Limited                                  1        71,638       0.10      9.990        676      71,638    100.00     0.00     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 842   $71,148,034     100.00%     8.321%       639     $84,499     83.19%   79.72%     95.60%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                             Distribution by Purpose

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Purpose                             Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Cashout Refi                           270   $39,456,017      55.46%     7.312%       626    $146,133     76.19%   91.36%     97.16%
Purchase                               556    29,248,674      41.11      9.797        658      52,606     93.17    63.34      93.14
Rate/Term Refi                          16     2,443,343       3.43      6.945        626     152,709     76.83    87.76     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 842   $71,148,034     100.00%     8.321%       639     $84,499     83.19%   79.72%     95.60%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                            Distribution by Occupancy

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Occupancy                           Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Owner Occupied                         807   $68,020,374      95.60%     8.355%       638     $84,288     83.38%   79.62%    100.00%
Non Owner                               28     2,015,577       2.83      7.711        658      71,985     80.00    96.64       0.00
Second Home                              7     1,112,083       1.56      7.322        686     158,869     77.42    55.15       0.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 842   $71,148,034     100.00%     8.321%       639     $84,499     83.19%   79.72%     95.60%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Property Type

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Property Type                       Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Single Family                          691   $59,694,688      83.90%     8.185%       639     $86,389     82.75%   81.31%     96.24%
2-4 Family                              67     6,374,082       8.96      8.809        633      95,136     83.51    63.41      86.50
Condo                                   65     3,985,060       5.60      9.288        650      61,309     88.29    80.10      99.49
Townhouse                               11       639,878       0.90      9.359        675      58,171     86.05    76.73     100.00
PUD                                      8       454,327       0.64      9.339        597      56,791     88.21   100.00     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 842   $71,148,034     100.00%     8.321%       639     $84,499     83.19%   79.72%     95.60%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                              Distribution by State

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
State                               Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
CA                                     170   $21,443,928      30.14%     7.878%       647    $126,141     80.05%   73.16%     99.30%
FL                                     173    10,292,162      14.47      9.141        629      59,492     85.39    87.28      97.67
NY                                      55     9,029,678      12.69      7.766        624     164,176     79.85    82.33      87.89
NJ                                      15     3,688,514       5.18      6.740        627     245,901     75.44    97.04     100.00
IL                                      49     3,183,562       4.47      9.010        655      64,971     89.39    66.99      96.77
PA                                      26     2,407,140       3.38      7.749        637      92,582     86.31    86.73      93.03
MD                                      27     2,118,052       2.98      8.886        617      78,446     82.01    84.21      88.42
MA                                      23     2,070,482       2.91      8.933        673      90,021     80.86    44.77      74.66
VA                                      17     1,632,729       2.29      7.884        630      96,043     87.80    93.60     100.00
HI                                       8     1,449,199       2.04      7.578        656     181,150     84.72   100.00      77.69
Other                                  279    13,832,589      19.44      9.074        642      49,579     88.53    80.43      97.98
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 842   $71,148,034     100.00%     8.321%       639     $84,499     83.19%   79.72%     95.60%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                               Distribution by Zip

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Zip                                 Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
33037                                    1      $748,336       1.05%     7.550%       586    $748,336     70.75%  100.00%    100.00%
95033                                    1       673,230       0.95      6.700        640     673,230     79.41   100.00     100.00
92544                                    2       661,288       0.93      6.464        616     330,644     84.04   100.00     100.00
10583                                    2       608,593       0.86      7.646        619     304,296     84.01   100.00     100.00
07719                                    1       576,042       0.81      6.900        578     576,042     80.00   100.00     100.00
95037                                    1       544,853       0.77      5.875        606     544,853     52.38   100.00     100.00
02536                                    2       543,602       0.76      7.207        750     271,801     76.21     8.25       8.25
23664                                    2       538,577       0.76      6.728        674     269,288     91.00   100.00     100.00
91390                                    1       533,168       0.75      6.375        636     533,168     66.88   100.00     100.00
11351                                    1       498,714       0.70      6.800        653     498,714     76.92   100.00       0.00
Other                                  828    65,221,633      91.67      8.455        640      78,770     83.82    78.64      96.73
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 842   $71,148,034     100.00%     8.321%       639     $84,499     83.19%   79.72%     95.60%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                  Distribution by Remaining Months to Maturity

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Remaining Months To Maturity        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
1 - 180                                271    $8,342,953      11.73%    10.798%       643     $30,786     93.35%   77.19%     97.89%
181 - 240                               94     3,606,634       5.07     10.736        638      38,368     97.61    60.91     100.00
241 - 360                              477    59,198,447      83.20      7.825        639     124,106     80.88    81.22      95.01
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 842   $71,148,034     100.00%     8.321%       639     $84,499     83.19%   79.72%     95.60%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                        Distribution by Amortization Type

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Amortization Type                   Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Fixed                                  680   $64,537,217      90.71%     8.091%       638     $94,908     81.76%   79.91%     95.18%
15/30 Balloon                          151     5,277,693       7.42     11.300        648      34,952     99.60    77.12      99.71
Fixed IO                                 2       810,060       1.14      5.773        710     405,030     80.00   100.00     100.00
Balloon IO                               9       523,065       0.74     10.569        636      58,118     99.53    51.29     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                                 842   $71,148,034     100.00%     8.321%       639     $84,499     83.19%   79.72%     95.60%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                   Group2 Mortgage Loans - ARM Collateral (1)

Scheduled Principal Balance:                                       $336,177,509
Number of Mortgage Loans:                                                 1,530
Average Scheduled Principal Balance:                                   $219,724
Weighted Average Gross Coupon:                                            7.356%
Weighted Average Net Coupon: (2)                                          6.853%
Weighted Average Current FICO Score:                                        618
Weighted Average Original LTV Ratio:                                      81.26%
Weighted Average Combined Original LTV Ratio:                             81.26%
Weighted Average Stated Remaining Term (months):                            357
Weighted Average Seasoning(months):                                           3
Weighted Average Months to Roll: (3)                                         25
Weighted Average Gross Margin: (3)                                         6.96%
Weighted Average Initial Rate Cap: (3)                                     3.00%
Weighted Average Periodic Rate Cap: (3)                                    1.26%
Weighted Average Gross Maximum Lifetime Rate: (3)                         14.31%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

                           Distribution by Originator

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Originator                          Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Acoustic                                72   $15,032,289       4.47%     7.368%       597    $208,782     80.31%   47.75%     95.23%
FNLC                                   751   147,660,791      43.92      7.497        624     196,619     81.12    47.22      98.61
Fremont                                707   173,484,428      51.61      7.235        616     245,381     81.46    62.11      92.38
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,530  $336,177,509     100.00%     7.356%       618    $219,724     81.26%   54.93%     95.24%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                    Distribution by Current Principal Balance

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Current Principal Balance           Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
$50,000 & Below                          6      $258,981       0.08%     9.151%       577     $43,163     85.66%  100.00%     68.87%
$50,001 - $75,000                       87     5,513,503       1.64      8.587        592      63,374     82.08    80.42      89.45
$75,001 - $100,000                     161    14,453,865       4.30      7.796        599      89,776     80.19    75.19      95.01
$100,001 - $125,000                    183    20,453,298       6.08      7.767        603     111,767     81.69    71.58      91.70
$125,001 - $150,000                    173    23,862,486       7.10      7.851        608     137,933     83.82    70.89      90.77
$150,001 - $200,000                    256    44,804,453      13.33      7.623        613     175,017     80.74    58.75      93.41
$200,001 - $250,000                    181    40,240,626      11.97      7.455        610     222,324     79.85    53.94      96.70
$250,001 - $300,000                     98    26,854,713       7.99      7.443        624     274,028     82.87    46.68      97.89
$300,001 - $350,000                     76    24,649,315       7.33      7.409        614     324,333     82.89    47.15      97.39
$350,001 - $400,000                    127    47,710,578      14.19      7.093        628     375,674     81.26    44.92      98.48
$400,001 & Above                       182    87,375,692      25.99      6.888        631     480,086     80.53    50.26      94.85
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,530  $336,177,509     100.00%     7.356%       618    $219,724     81.26%   54.93%     95.24%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Current Rate

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Current Rate                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
4.99% & Below                            2      $884,136       0.26%     4.972%       630    $442,068     80.00%  100.00%    100.00%
5.00 - 5.49%                            14     4,535,881       1.35      5.327        660     323,992     81.61    92.96     100.00
5.50 - 5.99%                            55    18,688,830       5.56      5.795        649     339,797     78.03    93.19      96.49
6.00 - 6.49%                           105    30,397,705       9.04      6.249        638     289,502     80.64    71.39      98.83
6.50 - 6.99%                           236    64,895,498      19.30      6.730        639     274,981     80.18    52.51      96.17
7.00 - 7.49%                           232    58,268,358      17.33      7.223        624     251,157     82.16    47.71      93.71
7.50 - 7.99%                           422    83,835,809      24.94      7.694        610     198,663     81.31    45.78      94.79
8.00 - 8.49%                           211    35,888,383      10.68      8.205        600     170,087     82.57    49.22      94.97
8.50 - 8.99%                           144    22,562,753       6.71      8.703        585     156,686     83.23    55.31      92.01
9.00% & Above                          109    16,220,156       4.82      9.408        560     148,809     81.27    61.84      94.71
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,530  $336,177,509     100.00%     7.356%       618    $219,724     81.26%   54.93%     95.24%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Credit Score

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Credit Score                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
740 & Above                             25    $6,055,716       1.80%     7.159%       762    $242,229     83.72%   25.66%     94.02%
720 - 739                               26     7,610,113       2.26      6.971        725     292,697     83.08    27.83      94.51
700 - 719                               55    13,496,573       4.01      7.193        709     245,392     84.52    39.48      91.57
680 - 699                               84    21,574,364       6.42      6.910        689     256,838     82.84    36.43      96.59
660 - 679                              113    27,682,626       8.23      7.044        670     244,979     83.95    45.97      92.09
640 - 659                              185    46,476,800      13.83      7.059        649     251,226     82.75    41.93      93.97
620 - 639                              259    59,853,788      17.80      7.126        629     231,096     81.81    48.92      93.98
600 - 619                              180    36,478,925      10.85      7.293        609     202,661     83.06    68.18      94.26
580 - 599                              158    32,474,336       9.66      7.431        588     205,534     82.67    74.91      96.19
560 - 579                              113    21,524,174       6.40      7.776        569     190,479     79.83    62.65      98.52
540 - 559                              121    24,207,307       7.20      7.873        549     200,060     76.44    67.18      95.61
520 - 539                              109    20,238,874       6.02      8.121        529     185,678     74.85    67.75      99.80
500 - 519                              101    18,415,961       5.48      8.164        510     182,336     74.87    73.63     100.00
499 & Below                              1        87,951       0.03      8.900        499      87,951     67.18   100.00     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,530  $336,177,509     100.00%     7.356%       618    $219,724     81.26%   54.93%     95.24%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                              Distribution by Lien

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Lien                                Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
First                                1,530  $336,177,509     100.00%     7.356%       618    $219,724     81.26%   54.93%     95.24%
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,530  $336,177,509     100.00%     7.356%       618    $219,724     81.26%   54.93%     95.24%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                      Distribution by Combined Original LTV

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Combined Original LTV               Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
60.00% & Below                          52    $9,909,324       2.95%     7.389%       573    $190,564     50.77%   65.18%     93.73%
60.01 - 70.00%                         100    22,531,392       6.70      7.582        565     225,314     67.30    59.24      96.21
70.01 - 80.00%                         822   187,636,990      55.81      7.232        625     228,269     79.04    41.41      97.93
80.01 - 85.00%                         140    27,983,221       8.32      7.321        596     199,880     84.44    71.04      92.42
85.01 - 90.00%                         293    64,558,390      19.20      7.402        619     220,336     89.82    80.44      86.80
90.01 - 95.00%                          39     8,615,803       2.56      7.618        652     220,918     94.36    71.28     100.00
95.01 - 100.00%                         84    14,942,390       4.44      8.273        662     177,886     99.87    61.53     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,530  $336,177,509     100.00%     7.356%       618    $219,724     81.26%   54.93%     95.24%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Original LTV

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Original LTV                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
60.00% & Below                          52    $9,909,324       2.95%     7.389%       573    $190,564     50.77%   65.18%     93.73%
60.01 - 70.00%                         100    22,531,392       6.70      7.582        565     225,314     67.30    59.24      96.21
70.01 - 80.00%                         822   187,636,990      55.81      7.232        625     228,269     79.04    41.41      97.93
80.01 - 85.00%                         140    27,983,221       8.32      7.321        596     199,880     84.44    71.04      92.42
85.01 - 90.00%                         293    64,558,390      19.20      7.402        619     220,336     89.82    80.44      86.80
90.01 - 95.00%                          39     8,615,803       2.56      7.618        652     220,918     94.36    71.28     100.00
95.01 - 100.00%                         84    14,942,390       4.44      8.273        662     177,886     99.87    61.53     100.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,530  $336,177,509     100.00%     7.356%       618    $219,724     81.26%   54.93%     95.24%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Documentation

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Documentation                       Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Full                                   927  $184,653,880      54.93%     7.237%       605    $199,195     82.42%  100.00%     93.17%
Stated                                 576   145,113,339      43.17      7.496        637     251,933     79.86     0.00      97.71
Easy                                    21     5,733,125       1.71      7.556        569     273,006     78.89     0.00     100.00
Limited                                  6       677,164       0.20      8.058        578     112,861     84.03     0.00      91.18
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,530  $336,177,509     100.00%     7.356%       618    $219,724     81.26%   54.93%     95.24%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                             Distribution by Purpose

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Purpose                             Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Purchase                               758  $169,970,427      50.56%     7.265%       647    $224,235     82.91%   45.55%     93.36%
Cashout Refi                           742   159,967,049      47.58      7.457        589     215,589     79.51    64.13      97.30
Rate/Term Refi                          30     6,240,033       1.86      7.247        598     208,001     81.00    74.51      93.83
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,530  $336,177,509     100.00%     7.356%       618    $219,724     81.26%   54.93%     95.24%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                            Distribution by Occupancy

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Occupancy                           Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Owner Occupied                       1,441  $320,176,783      95.24%     7.344%       617    $222,191     81.14%   53.73%    100.00%
Non Owner                               82    13,321,164       3.96      7.735        639     162,453     84.53    79.12       0.00
Second Home                              7     2,679,562       0.80      6.860        639     382,795     79.33    77.60       0.00
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,530  $336,177,509     100.00%     7.356%       618    $219,724     81.26%   54.93%     95.24%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Property Type

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Property Type                       Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Single Family                        1,306  $286,939,461      85.35%     7.333%       615    $219,709     81.15%   56.24%     95.87%
2-4 Family                              89    22,115,216       6.58      7.520        650     248,486     82.44    44.46      86.65
Condo                                   95    19,152,412       5.70      7.459        641     201,604     81.58    52.39      94.33
Townhouse                               25     4,746,768       1.41      7.511        626     189,871     80.32    35.69     100.00
PUD                                     15     3,223,650       0.96      7.427        603     214,910     82.06    53.00      96.41
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,530  $336,177,509     100.00%     7.356%       618    $219,724     81.26%   54.93%     95.24%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                              Distribution by State

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
State                               Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
CA                                     426  $139,513,543      41.50%     6.994%       629    $327,497     79.78%   44.59%     96.36%
FL                                     216    32,484,063       9.66      7.660        616     150,389     82.34    69.35      96.92
IL                                     160    29,649,724       8.82      7.629        610     185,311     82.61    63.06      93.65
NY                                      65    21,622,589       6.43      7.274        628     332,655     82.43    41.69      92.52
NJ                                      54    13,032,665       3.88      7.715        614     241,346     81.07    50.90      90.56
MD                                      60    12,249,665       3.64      7.480        615     204,161     81.11    54.60      95.09
VA                                      47     9,843,578       2.93      7.420        606     209,438     82.68    62.90      98.90
MA                                      34     8,067,786       2.40      7.566        600     237,288     80.62    66.36      98.56
NV                                      27     6,889,192       2.05      7.200        629     255,155     81.06    62.75      92.52
AZ                                      38     5,929,369       1.76      7.793        617     156,036     79.26    36.54      90.80
Other                                  403    56,895,335      16.92      7.781        601     141,179     83.26    71.81      94.18
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,530  $336,177,509     100.00%     7.356%       618    $219,724     81.26%   54.93%     95.24%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                               Distribution by Zip

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Zip                                 Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
95127                                    6    $2,413,107       0.72%     6.402%       650    $402,184     79.73%   33.00%    100.00%
94531                                    5     1,832,893       0.55      7.297        605     366,579     78.88    54.83     100.00
95407                                    4     1,450,972       0.43      7.829        648     362,743     86.05     0.00     100.00
92336                                    5     1,351,751       0.40      8.308        582     270,350     77.07    30.25     100.00
95035                                    3     1,305,819       0.39      7.167        625     435,273     80.00     0.00     100.00
89014                                    3     1,287,192       0.38      6.832        623     429,064     79.67    61.36     100.00
60504                                    5     1,278,750       0.38      8.182        584     255,750     84.27    57.52     100.00
91343                                    3     1,216,516       0.36      6.349        686     405,505     80.00    74.44     100.00
93906                                    3     1,174,719       0.35      7.037        644     391,573     80.00    34.05     100.00
20706                                    4     1,167,796       0.35      7.396        616     291,949     85.66    45.70      84.80
Other                                1,489   321,697,994      95.69      7.362        618     216,050     81.27    55.67      95.08
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,530  $336,177,509     100.00%     7.356%       618    $219,724     81.26%   54.93%     95.24%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                  Distribution by Remaining Months to Maturity

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Remaining Months To Maturity        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
1 - 180                                  1      $103,370       0.03%     7.500%       544    $103,370     60.82%  100.00%    100.00%
241 - 360                            1,529   336,074,139      99.97      7.356        618     219,800     81.26    54.91      95.24
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,530  $336,177,509     100.00%     7.356%       618    $219,724     81.26%   54.93%     95.24%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                        Distribution by Amortization Type

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Amortization Type                   Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
2 Yr ARM                               821  $178,729,071      53.17%     7.457%       609    $217,697     81.67%   56.39%     92.52%
3 Yr ARM                               432    73,819,540      21.96      7.697        606     170,879     80.39    62.38      97.12
2 Yr ARM IO                            162    48,714,387      14.49      6.730        646     300,706     81.31    63.08      99.68
3 Yr ARM IO                            103    32,443,130       9.65      6.964        655     314,982     80.63    16.35      99.64
5 Yr ARM                                12     2,471,380       0.74      7.316        638     205,948     84.61    72.48      90.99
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,530  $336,177,509     100.00%     7.356%       618    $219,724     81.26%   54.93%     95.24%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                      Distribution by Initial Periodic Cap

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Initial Periodic Cap                Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
2.00%                                    1      $157,391       0.05%     7.750%       664    $157,391    100.00%  100.00%    100.00%
3.00%                                1,529   336,020,117      99.95      7.356        618     219,765     81.25    54.91      95.24
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,530  $336,177,509     100.00%     7.356%       618    $219,724     81.26%   54.93%     95.24%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                          Distribution by Periodic Cap

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Periodic Cap                        Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
1.00%                                  823  $162,693,080      48.39%     7.485%       621    $197,683     81.04%   47.27%     98.29%
1.50%                                  707   173,484,428      51.61      7.235        616     245,381     81.46    62.11      92.38
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,530  $336,177,509     100.00%     7.356%       618    $219,724     81.26%   54.93%     95.24%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                      Distribution by Months to Rate Reset

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Months To Rate Reset                Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
1-12                                     1      $298,685       0.09%     8.250%       622    $298,685     90.00%  100.00%      0.00%
13 - 24                                968   225,094,442      66.96      7.295        617     232,536     81.56    57.84      94.21
25 - 36                                547   107,800,002      32.07      7.489        620     197,075     80.52    48.11      97.73
37 - 48                                  2       513,000       0.15      5.728        619     256,500     80.00   100.00     100.00
49 & Above                              12     2,471,380       0.74      7.316        638     205,948     84.61    72.48      90.99
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,530  $336,177,509     100.00%     7.356%       618    $219,724     81.26%   54.93%     95.24%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                        Distribution by Life Maximum Rate

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Life Maximum Rate                   Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
11.99% & Below                           7    $2,460,483       0.73%     5.318%       645    $351,498     80.00%   87.99%    100.00%
12.00 - 12.49%                          17     5,510,926       1.64      5.640        657     324,172     81.98    71.82     100.00
12.50 - 12.99%                          62    20,443,911       6.08      5.914        645     329,740     78.23    88.13      95.64
13.00 - 13.49%                         111    30,967,922       9.21      6.324        635     278,990     80.63    71.33      98.85
13.50 - 13.99%                         245    65,580,663      19.51      6.778        637     267,676     80.26    52.25      96.23
14.00 - 14.49%                         230    57,047,293      16.97      7.247        623     248,032     82.23    48.48      93.40
14.50 - 14.99%                         411    81,879,510      24.36      7.707        611     199,220     81.28    45.76      94.79
15.00 - 15.49%                         203    35,172,704      10.46      8.218        601     173,265     82.28    48.90      95.15
15.50 - 15.99%                         139    21,690,239       6.45      8.696        587     156,045     83.31    56.09      92.04
16.00% & Above                         105    15,423,857       4.59      9.427        562     146,894     81.84    62.67      94.70
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,530  $336,177,509     100.00%     7.356%       618    $219,724     81.26%   54.93%     95.24%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

                             Distribution by Margin

                                                                                                       Weighted
                                                           Pct. Of    Weighted   Weighted                Avg.
                                    Number                 Pool By      Avg.       Avg.       Avg.     Combined    Pct.      Pct.
                                      of     Principal    Principal    Gross     Current   Principal   Original    Full     Owner
Margin                              Loans     Balance      Balance     Coupon      FICO     Balance      LTV       Doc     Occupied
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
4.99% & Below                            2      $470,164       0.14%     5.632%       612    $235,082     79.75%   82.78%    100.00%
5.00 - 5.49%                            34     8,098,700       2.41      6.587        648     238,197     81.24    42.51      94.31
5.50 - 5.99%                            94    18,488,461       5.50      7.100        623     196,686     81.81    61.69      96.89
6.00 - 6.49%                           113    27,563,450       8.20      6.620        638     243,924     79.73    46.73      99.49
6.50 - 6.99%                           822   200,684,797      59.70      7.253        619     244,142     81.17    56.79      93.30
7.00% & Above                          465    80,871,937      24.06      8.009        608     173,918     81.89    52.63      98.29
----------------------------------  ------  ------------  ---------   --------   --------  ----------  --------   ------   --------
Total:                               1,530  $336,177,509     100.00%     7.356%       618    $219,724     81.26%   54.93%     95.24%
==================================  ======  ============  =========   ========   ========  ==========  ========   ======   ========

Appendix A

This transaction will contain three one-month LIBOR interest rate corridor agreements (the "A-1B Interest Rate Corridor", the "A-2 Interest Rate Corridor" and the "Junior Interest Rate Corridor"). The A-1B Interest Rate Corridor is available only to pay Basis Risk Carry Forward Amounts to the Class A-1B Certificates. The A-2 Interest Rate Corridor is available only to pay Basis Risk Carry Forward Amounts to the A-2 Certificates. The Junior Interest Rate Corridor is available only to pay Basis Risk Carry Forward Amounts pro rata by principal balance to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates in the manner described herein.

Interest Rate Corridor                                               Ceiling (%)
-----------------------------                                        -----------
A-1B Interest Rate Corridor                                                 9.16
A-2 Interest Rate Corridor                                                  9.24
Junior Interest Rate Corridor                                               8.51

The Interest Rate Corridor Strike Rate Schedule

                  A-1B                                           A-2                                           Junior
                Interest                                      Interest                                        Interest
                  Rate                                          Rate                                            Rate
Distribution    Corridor                      Distribution    Corridor                      Distribution      Corridor
   Period       Notional      Strike             Period       Notional      Strike             Period         Notional       Strike
  (months)     Balance ($)   Rate (%)           (months)     Balance ($)   Rate (%)           (months)      Balance ($)     Rate (%)
------------   -----------   --------         ------------   -----------   --------         ------------   --------------   --------
           1    62,890,000    7.14138                    1   319,973,000    7.20695                    1   141,873,000.00    6.28809
           2    61,922,365    7.41143                    2   315,037,112    7.47648                    2   141,873,000.00    6.54831
           3    60,813,497    6.66488                    3   309,384,854    6.73139                    3   141,873,000.00    5.81911
           4    59,566,119    6.90275                    4   303,030,101     6.9688                    4   141,873,000.00    6.04648
           5    58,183,717    6.67403                    5   295,990,585    6.74053                    5   141,873,000.00    5.81993
           6    56,670,636    6.91369                    6   288,288,853    6.97974                    6   141,873,000.00    6.04745
           7    55,031,918    6.68621                    7   279,951,919     6.7527                    7   141,873,000.00    5.82101
           8    53,273,528    6.69365                    8   271,009,357    6.76012                    8   141,873,000.00    5.82165
           9    51,406,506    6.93687                    9   261,556,582    7.00286                    9   141,873,000.00    6.04938
          10    49,577,847    6.71102                   10   252,271,219    6.77744                   10   141,873,000.00    5.82290
          11    47,797,836    6.95563                   11   243,233,433    7.02158                   11   141,873,000.00    6.05061
          12    46,065,605    6.72997                   12   234,437,775    6.79635                   12   141,873,000.00    5.82409
          13    44,379,871    6.74009                   13   225,877,765    6.80646                   13   141,873,000.00    5.82469
          14    42,739,388     7.5104                   14   217,547,097    7.57528                   14   141,873,000.00    6.55550
          15    41,142,942    6.76177                   15   209,439,629     6.8281                   15   141,873,000.00    5.82589
          16    39,589,354    7.01051                   16   201,549,390    7.07636                   16   141,873,000.00    6.05371
          17    38,077,473     6.7873                   17   193,870,563    6.85428                   17   141,873,000.00    5.82904
          18    36,606,191    7.03811                   18   186,397,598    7.10463                   18   141,873,000.00    6.05696
          19    35,174,409    6.81356                   19   179,124,875    6.88049                   19   141,873,000.00    5.83025
          20    33,781,069    6.85071                   20   172,047,032    6.90891                   20   141,873,000.00    5.84611
          21    32,424,935    8.68708                   21   165,159,143    8.76814                   21   141,873,000.00    7.58781
          22    31,110,923    8.52567                   22   158,485,179    8.62472                   22   141,873,000.00    7.40011
          23    29,832,485    8.91961                   23   151,989,834     8.9752                   23   141,873,000.00    7.71864
          24    28,588,229    8.64306                   24   145,667,820    8.69939                   24   141,873,000.00    7.43724
          25    27,377,238    8.66658                   25   139,514,494    8.72284                   25   141,873,000.00    7.43676
          26          0.00       0.00                   26          0.00    0.00000                   26   141,873,000.00    8.34606
                                                                                                      27   141,873,000.00    8.11360
                                                                                                      28   141,873,000.00    8.44689
                                                                                                      29   141,873,000.00    8.15468
                                                                                                      30   141,873,000.00    8.45857
                                                                                                      31   141,873,000.00    8.15385
                                                                                                      32   141,873,000.00    8.16295
                                                                                                      33             0.00    0.00000

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selection Criteria: Group2
Table of Contents

1. Pool Summary
2. North California
3. South California
4. Amortization Type
5. Original LTV
6. Credit Score
7. LTV with MI
8. Purpose
9. Occupancy
10. Current Principal Balance
11. Property Type
12. Documentation
13. Fixed Period
14. DTI
15. State



1. Pool Summary

Original Mortgage Pool Balance: $408,224,420.00
Current Mortgage Pool Balance: $407,325,543.04
Total Number of Loans: 2372
Avg Balance: $171,722.40
% FirstLien: 94.448
% Second Lien: 5.552
WA FICO: 622.097
Min FICO: 499
Max FICO: 821
WA LTV: 77.12
Min LTV: 4.170
Max LTV: 100.000
DTI: 41.54
min DTI: 4.603
max DTI: 56.790
WA Age: 3
WA Remaining Term: 352
North California %: 18.098
South California %: 21.418





2. North California

WA FICO: 640
min FICO: 508
max FICO: 777
WA LTV: 76.34
min LTV: 5.00
max LTV: 100.00
Highest Zip code Density: 3.273
zipcode with highest density: 95127(3.273%)





3. South California

WA FICO: 624
min FICO: 500
max FICO: 791
WA LTV: 76.76
min LTV: 5.00
max LTV: 100.00
Highest Zip code Density: 1.710
zipcode with highest density: 92336(1.710%)





4. Amortization Type

--------------------------------------------------------------------------------
Amortization Type                               WA LTV    WA FICO     Balance
--------------------------------------------------------------------------------
2 YR ARM                                         81.67%       609   $178,729,071
3 YR ARM                                         80.39        606     73,819,540
FIXED                                            81.76        638     64,537,217
2 YR ARM IO                                      81.31        646     48,714,387
3 YR ARM IO                                      80.63        655     32,443,130
15/30 BALLOON                                     99.6        648      5,277,693
5 YR ARM                                         84.61        638      2,471,380
FIXED IO                                            80        710        810,060
BALLOON IO                                       99.53        636        523,065
--------------------------------------------------------------------------------
Total:                                           81.60%       622   $407,325,543
--------------------------------------------------------------------------------



5. Original LTV

--------------------------------------------------------------------------------
Original LTV                                    WA LTV    WA FICO     Balance
--------------------------------------------------------------------------------
20.000% & Below                                  99.55%       649    $22,115,712
20.001% - 25.000%                                 88.4        658        485,520
25.001% - 30.000%                                33.12        578        888,525
30.001% - 35.000%                                32.81        576        608,149
35.001% - 40.000%                                37.96        622        783,354
40.001% - 45.000%                                42.01        687        275,455
45.001% - 50.000%                                48.31        604      3,527,391
50.001% - 55.000%                                53.19        587      4,790,226
55.001% - 60.000%                                57.51        578      4,427,824
60.001% - 65.000%                                63.24        582      9,702,195
65.001% - 70.000%                                68.69        574     20,331,239
70.001% - 75.000%                                73.74        588     31,507,350
75.001% - 80.000%                                79.78        634    179,249,057
80.001% - 85.000%                                84.36        601     31,186,889
85.001% - 90.000%                                 89.8        622     71,634,374
90.001% - 95.000%                                94.31        648      9,796,029
95.001% - 100.000%                               99.88        663     16,016,252
--------------------------------------------------------------------------------
Total:                                           81.60%       622   $407,325,543
--------------------------------------------------------------------------------



6. Credit Score

--------------------------------------------------------------------------------
Credit Score                                    WA LTV    WA FICO     Balance
--------------------------------------------------------------------------------
481 - 500                                        82.04%       500       $529,260
501 - 520                                        74.44        510     19,032,960
521 - 540                                        75.21        530     24,053,730
541 - 560                                        76.38        552     26,470,164
561 - 580                                        78.15        571     27,297,929
581 - 600                                           83        590     35,817,087
601 - 620                                        82.71        611     50,485,132
621 - 640                                        82.76        630     68,866,305
641 - 660                                        83.02        650     57,011,484
661 - 680                                        84.24        671     37,776,673
681 - 700                                        83.95        689     24,811,343
701 - 720                                        85.65        711     17,245,774
721 - 740                                        83.39        728      8,683,865
741 - 760                                        79.97        751      3,954,024
761 - 780                                        83.34        770      4,051,943
781 - 800                                        93.96        785        656,627
801 & Above                                      83.13        811        581,241
--------------------------------------------------------------------------------
Total:                                           81.60%       622   $407,325,543
--------------------------------------------------------------------------------



7. LTV with MI

--------------------------------------------------------------------------------
                                                                    Balance with
LTV with MI                                      MIG%     WA FICO       MIG
--------------------------------------------------------------------------------
20.000% & Below                                 NO MI         649      NO MI
20.001% - 25.000%                               NO MI         658      NO MI
25.001% - 30.000%                               NO MI         578      NO MI
30.001% - 35.000%                               NO MI         576      NO MI
35.001% - 40.000%                               NO MI         622      NO MI
40.001% - 45.000%                               NO MI         687      NO MI
45.001% - 50.000%                               NO MI         604      NO MI
50.001% - 55.000%                               NO MI         587      NO MI
55.001% - 60.000%                               NO MI         578      NO MI
60.001% - 65.000%                               NO MI         582      NO MI
65.001% - 70.000%                               NO MI         574      NO MI
70.001% - 75.000%                               NO MI         588      NO MI
75.001% - 80.000%                               NO MI         634      NO MI
80.001% - 85.000%                               NO MI         601      NO MI
85.001% - 90.000%                               NO MI         622      NO MI
90.001% - 95.000%                               NO MI         648      NO MI
95.001% - 100.000%                              NO MI         663      NO MI
--------------------------------------------------------------------------------
Total:                                          NO MI         622      NO MI
--------------------------------------------------------------------------------



8. Purpose

--------------------------------------------------------------------------------
Purpose                                         WA LTV    WA FICO     Balance
--------------------------------------------------------------------------------
CASHOUT REFI                                     78.85%       597   $199,423,066
PURCHASE                                         84.42        648    199,219,101
RATE/TERM REFI                                   79.82        606      8,683,376
--------------------------------------------------------------------------------
Total:                                           81.60%       622   $407,325,543
--------------------------------------------------------------------------------



9. Occupancy

--------------------------------------------------------------------------------
Occupancy                                       WA LTV    WA FICO     Balance
--------------------------------------------------------------------------------
OWNER OCCUPIED                                   81.53%       621   $388,197,157
NON OWNER                                        83.94        641     15,336,741
SECOND HOME                                      78.77        653      3,791,645
--------------------------------------------------------------------------------
Total:                                           81.60%       622   $407,325,543
--------------------------------------------------------------------------------



10. Current Principal Balance

--------------------------------------------------------------------------------
Current Principal Balance                       WA LTV    WA FICO     Balance
--------------------------------------------------------------------------------
$200,000 & Below                                 83.15%       616   $152,859,474
$200,001 - $400,000                              81.12        622    156,685,765
$400,001 - $600,000                               79.9        632     86,439,201
$600,001 - $800,000                              81.29        635     10,533,628
$800,001 & Above                                  64.8        629        807,475
--------------------------------------------------------------------------------
Total:                                           81.60%       622   $407,325,543
--------------------------------------------------------------------------------



11. Property Type

--------------------------------------------------------------------------------
Property Type                                   WA LTV    WA FICO     Balance
--------------------------------------------------------------------------------
SINGLE FAMILY                                    81.43%       619   $346,634,149
2-4 FAMILY                                       82.68        646     28,489,298
CONDO                                            82.74        643     23,137,473
TOWNHOUSE                                           81        632      5,386,646
PUD                                              82.82        603      3,677,977
--------------------------------------------------------------------------------
Total:                                           81.60%       622   $407,325,543
--------------------------------------------------------------------------------



12. Documentation

--------------------------------------------------------------------------------
Documentation                                   WA LTV    WA FICO     Balance
--------------------------------------------------------------------------------
FULL                                             82.23%       612   $241,373,487
STATED                                           80.82        639    158,537,583
EASY                                             76.51        580      6,665,670
LIMITED                                          85.55        587        748,803
--------------------------------------------------------------------------------
Total:                                           81.60%       622   $407,325,543
--------------------------------------------------------------------------------



13. Fixed Period

--------------------------------------------------------------------------------
Fixed Period                                    WA LTV    WA FICO     Balance
--------------------------------------------------------------------------------
0                                                83.19%       639    $71,148,034
24                                               81.59        617    227,443,459
36                                               80.46        621    106,262,670
60                                               84.61        638      2,471,380
--------------------------------------------------------------------------------
Total:                                           81.60%       622   $407,325,543
--------------------------------------------------------------------------------



14. DTI

--------------------------------------------------------------------------------
DTI                                             WA LTV    WA FICO     Balance
--------------------------------------------------------------------------------
5 & Below                                        66.45%       584       $102,770
6-10                                             78.91        623      3,829,112
10-15                                            86.97        646      2,093,564
16 - 20                                          75.48        599      5,346,147
21 - 25                                          79.78        611      9,875,169
26 - 30                                           82.3        618     17,324,320
31 - 35                                          81.27        620     34,432,824
36 - 40                                          81.44        628     62,770,949
41 - 45                                             82        627    122,764,301
46 - 50                                          82.69        623    109,559,274
51 - 55                                          78.75        601     39,043,928
56 & Above                                       87.73        595        183,184
--------------------------------------------------------------------------------
Total:                                           81.60%       622   $407,325,543
--------------------------------------------------------------------------------



15. State

--------------------------------------------------------------------------------
State                                           WA LTV    WA FICO     Balance
--------------------------------------------------------------------------------
AL                                               93.77%       616        $66,283
AR                                               89.99        636        384,724
AZ                                               81.22        621      6,673,100
CA                                               79.82        631    160,957,471
CO                                               85.89        625      4,003,960
CT                                               82.58        603      4,126,518
DC                                               78.12        535        494,697
DE                                               79.33        565        544,938
FL                                               83.07        619     42,776,225
GA                                               84.93        601      6,744,535
HI                                               78.47        655      1,993,403
IA                                               88.53        634        450,780
ID                                               90.83        636        909,375
IL                                               83.27        614     32,833,286
IN                                               86.09        601      2,638,500
KY                                               85.12        640        147,967
LA                                               81.59        609      1,104,585
MA                                               80.67        615     10,138,268
MD                                               81.24        615     14,367,717
ME                                               49.26        563         99,760
MI                                               84.68        610      6,664,337
MN                                               81.71        624      5,951,604
MO                                               84.13        599      1,757,428
MT                                                  95        567          6,291
NC                                               87.35        616      3,865,812
NH                                               78.38        564        934,929
NJ                                               79.83        617     16,721,180
NM                                               91.32        604        126,045
NV                                               82.22        629      7,842,177
NY                                               81.67        627     30,652,267
OH                                               87.14        588      1,866,636
OK                                               86.23        597        638,457
OR                                               85.18        627      1,162,260
PA                                               84.69        604      6,484,592
RI                                               81.41        610      5,400,585
SC                                               88.64        598        781,562
TN                                                88.8        614      2,449,740
TX                                               84.84        622      3,081,628
UT                                               72.06        609        907,951
VA                                               83.41        609     11,476,306
WA                                               84.13        608      4,279,842
WI                                               85.18        597      2,605,873
WV                                                  75        512         52,341
WY                                                  84        673        159,611
--------------------------------------------------------------------------------
Total:                                           81.60%       622   $407,325,543
--------------------------------------------------------------------------------

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

                                                      $785,912,000
                                                     Approximate (1)
                                                     GSAMP 2005-HE1
                                         GS Mortgage Securities Corp., Depositor
                                           Mortgage Pass-Through Certificates

Overview of the Offered Certificates
------------------------------------

                Approximate        Primary       Expected                    Estimated     Principal      Expected
Offered         Principal          Collateral    Credit     Initial Pass-    Avg. Life     Payment        S&P/ Moodys
Certificates    Balance (1)(4)     Group         Support    Through Rate (5) (yrs) (2)     Window (2)(3)  Ratings
------------    --------------     -----         -------    ---------------- ---------     -------------  -----------
A-1A            $251,557,000        Group I        20.85%     LIBOR + [  ]%    2.45          02/05 - 04/12  AAA/Aaa
A-1B            $ 62,890,000        Group I        20.85%     LIBOR + [  ]%    2.45          02/05 - 04/12  AAA/Aaa
A-2A            $ 93,396,000        Group II       20.85%     LIBOR + [  ]%    1.00          02/05 - 01/07  AAA/Aaa
A-2B            $ 50,222,000        Group II       20.85%     LIBOR + [  ]%    3.00          01/07 - 01/10  AAA/Aaa
A-2C            $ 26,355,000        Group II       20.85%     LIBOR + [  ]%    6.59          01/10 - 04/12  AAA/Aaa
A-2D            $150,000,000        Group II       20.85%     LIBOR + [  ]%    2.46          02/05 - 04/12  AAA/Aaa
M-1             $ 54,906,000        Group I & II   14.00%     LIBOR + [  ]%    4.98          05/08 - 04/12  AA+/Aa2
M-2             $ 44,886,000        Group I & II    8.40%     LIBOR + [  ]%    4.92          03/08 - 04/12  A+/A2
M-3             $ 12,023,000        Group I & II    6.90%     LIBOR + [  ]%    4.89          03/08 - 04/12  A+/A3
B-1             $ 12,424,000        Group I & II    5.35%     LIBOR + [  ]%    4.89          03/08 - 04/12  A-/Baa1
B-2             $  9,619,000        Group I & II    4.15%     LIBOR + [  ]%    4.88          02/08 - 04/12  BBB+/Baa2
B-3             $  8,015,000        Group I & II    3.15%     LIBOR + [  ]%    4.87          02/08 - 04/12  BBB+/Baa3
B-4             $  9,619,000        Group I & II    1.95%     6.00%            4.83          02/08 - 04/12  BBB-/Ba1
Total           $785,912,000

(1) The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled 1 month at 8% CPR.

(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Offered Certificates.

(3) The Last Scheduled Distribution Date for the Offered Certificates is the Distribution Date in December 2034.

(4) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.

(5) See the "Structure of the Offered Certificates" section of this Term Sheet for more information on the Pass-Through Rates of the Offered Certificates.

Selected Mortgage Pool Data (6)
-------------------------------
                                                     Group I                     Group II
                                       ------------------------------   ----------------------------
                                       Adjustable Rate     Fixed Rate   Adjustable Rate   Fixed Rate       Aggregate
                                       ---------------     ----------   ---------------   ----------       ---------
Scheduled Principal Balance:         $    335,796,409    $ 64,494,949    $336,177,509    $ 71,148,034    $807,616,901
Number of Mortgage Loans:                       1,922             820           1,530             842           5,114
Avg. Scheduled Principal Balance:    $        174,712    $     78,652    $    219,724    $     84,499    $    157,923
Wtd. Avg. Gross Coupon:                         7.372%          8.495%          7.356%          8.321%          7.539%
Wtd. Avg. Net Coupon (7):                       6.869%          7.992%          6.853%          7.818%          7.036%
Wtd. Avg. Current FICO Score:                     619             641             618             639             622
Wtd. Avg. Combined Original LTV                 80.86%          85.26%          81.26%          83.19%          81.58%
Ratio(8):

Wtd. Avg. Std. Remaining Term (Mo.):              357             328             357             329             352
Wtd. Avg. Seasoning (Mo.):                          3               3               3               3               3
Wtd. Avg. Months to Roll(9):                       25             N/A              25             N/A              25
Wtd. Avg. Gross Margin (9):                      6.94%            N/A            6.96%            N/A            6.95%
Wtd. Avg. Initial Rate Cap(9):                   3.00%            N/A            3.00%            N/A            3.00%
Wtd. Avg. Periodic Rate Cap (9):                 1.24%            N/A            1.26%            N/A            1.25%
Wtd. Avg. Gross Max. Lifetime Rate (9):         14.32%            N/A           14.31%            N/A           14.31%

(6) All percentages of mortgage loans calculated herein are percentages of their scheduled principal balances as of the Statistical Calculation Date.

(7) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(8) Calculated using LTV with respect to first lien loans and combined LTV with respect to second lien loans.

(9) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such ass umptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structur e described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of subprime fixed and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") originated by or acquired from Acoustic Home Loans, LLC ("Acoustic"), First NLC Financial Services, LLC ("First NLC") and Fremont Investment & Loan ("Fremont").

o Credit support for the Offered Certificates will be provided through a senior/subordinate structure, initial overcollateralization of 1.95% and excess spread.

o The Acoustic mortgage loans will be serviced by Ocwen Federal Bank FSB ("Ocwen") and Chase Manhattan Mortgage Corporation ("Chase"). The First NLC mortgage loans will be serviced by Chase. The Fremont mortgage loans will be serviced by Countrywide Home Loans Servicing, LP ("Countrywide") and Ocwen.

o 46.26% of the Mortgage Loans will be serviced by Chase, 50.22% of the Mortgage Loans will be serviced by Countrywide and 3.52% of the Mortgage Loans will be serviced by Ocwen.

o All amounts and percentages herein related to the Mortgage Loans are as of the Statistical Calculation Date.

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, or (b) classified as "high cost" loans under any other applicable state, federal or local law or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSA05HE1" and on Bloomberg as "GSAMP 05-HE1".

o This transaction will contain three one-month LIBOR interest rate corridor agreements (the "A -1B Interest Rate Corridor", the "A-2 Interest Rate Corridor" and the "Junior Interest Rate Corridor"). The Class A-1B Interest Rate Corridor is available only to pay Basis Risk Carry Forward Amounts on the Class A-1B Certificates. The Class A -2 Interest Rate Corridor is available only to pay Basis Risk Carry Forward Amounts on the Class A-2 Certificates pro rata by principal balance to the Class A-2A, Class A-2B, Class A-2C and Class A-2D. The Junior Interest Rate Corridor is available only to pay Basis Risk Carry Forward Amounts pro rata by principal balance to the Class M-1, Class M-2 and Class M-3, Class B-1, Class B-2 and Class B-3 Certificates. (See Appendix A for interest rate corridor details.)

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Selected Mortgage Pool Data by Originator (1)
---------------------------------------------

                                                        Acoustic             First NLC        Fremont
                                                        --------             ---------        -------

Scheduled Principal Balance:                          $ 36,921,340       $ 351,020,089       $ 419,675,472
% of Total Pool Scheduled Principal Balance:                  4.57%              43.46%              51.96%
Number of Mortgage Loans:                                      213               2,434               2,467
Average Scheduled Principal Balance:                  $    173,340       $     144,215       $     170,116
Weighted Average Gross Coupon:                               7.401               7.702               7.414%
Weighted Average FICO Score:                                   614                 626                 620
% First Lien Loans:                                          96.51%              94.04%              94.29%
Weighted Average Combined Original LTV Ratio(2):             81.44%              82.10%              81.16%
Weighted Average Stated Remaining Term (months):               351                 351                 353
Weighted Average Seasoning (months):                             3                   3                   3
% Full Doc Loans:                                            50.28%              53.48%              68.92%
% Purchase Loans:                                            43.49%              51.35%              47.54%
% Primary Occupancy Loans:                                   94.39%              98.44%              93.04%
% Single Family Loans:                                       76.78%              81.91%              83.41%
State with highest representation:                      CA   57.20%        CA    36.39%       CA     31.28%
% Adjustable Rate Loans:                                     91.92%              86.02%              80.08%
% Fixed Rate Loans:                                           8.08%              13.98%              19.92%

(1) All percentages of mortgage loans are based on their scheduled principal balances as of the Statistical Calculation Date.

(2) Calculated using LTV ratio with respect to first lien loans and combined LTV ratio with respect to second lien loans.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such ass umptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structur e described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Time Table
----------

Expected Closing Date:            January 27, 2005
Cut-off Date:                     January 1, 2005
Statistical Calculation Date:     December 1, 2004
Expected Pricing Date:            On or before December 17, 2004
First Distribution Date:          February 25, 2005

Key Terms
---------
Offered Certificates:             Class A, Class M and Class B Certificates

Fixed Rate Certificates:          Class B-4 Certificates

Class A-1 Certificates:           Class A-1A and Class A-1B Certificates

Class A-2 Certificates:           Class A-2A, Class A-2B, Class A-2C and Class
                                  A-2D Certificates

Class A Certificates:             Class A-1 and Class A-2 Certificates

Class M Certificates:             Class M-1, Class M-2, and Class M-3
                                  Certificates

Class B Certificates:             Class B-1, Class B-2, Class B-3 and Class B-4
                                  Certificates

Depositor:                        GS Mortgage Securities Corp.

Manager:                          Goldman, Sachs & Co.

Servicers:                        Upon completion of servicing transfers,
                                  (scheduled to occur by February 1, 2005),
                                  Countrywide Home Loans Servicing, LP, Chase
                                  Manhattan Mortgage Corporation and Ocwen
                                  Federal Bank FSB

Trustee:                          Deutsche Bank National Trust Company

Servicing Fee Rate:               50 bps

Trustee Fee Rate:                 0.30 bps

Expense Fee Rate:                 No more than 51 bps

Distribution Date :               25th day of the month or the following
                                  Business Day

Mortgage Loans:                   The trust will consist of two groups of
                                  subprime, fixed and adjustable rate, first and second lien residential mortgage loans

Group I Mortgage Loans:           Approximately $400,291,358 of Mortgage Loans
                                  with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie Mae or Freddie
                                  Mac

Group II Mortgage Loans:          Approximately $407,325,543 of Mortgage Loans
                                  with original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie Mae or Freddie Mac

Record Date:                      For any Distribution Date, the last Business
                                  Day of the Interest Accrual Period

Delay Days :                      0 day delay on the Offered Certificates. 24
                                  day delay on the Fixed Rate Certificates

Day Count:                        Actual/360 basis for the Offered Certificates.
                                  30/360 basis for the Fixed Rate Certificates

Prepayment Period:                The calendar month prior to the Distribution
                                  Date



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such ass umptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structur e described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Due Period:                       The period commencing on the second day of the
                                  calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs

Interest Accrual Period:          For the Offered Certificates from the prior
                                  Distribution Date to the day prior to the current Distribution Date, except for the initial accrual period for which interest will accrue from the Closing Date. For the Fixed
                                  Rate Certificates from and including the first day of the month prior to month in which the current Distribution Date occurs to and including the last day of such month

Pricing Prepayment Assumption:    Adjustable rate mortgage loans: CPR starting
                                  at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 28% CPR in month 12 (an approximate 1.917% increase per month), and remaining at 28% CPR thereafter Fixed rate mortgage loans: CPR starting at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 24% CPR in month 12 (an approximate 1.583% increase per month), and remaining at 24% CPR thereafter

Excess Spread:                    The initial weighted average net coupon of the
                                  mortgage pool will be greater than the
                                  interest payments on the Offered Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical Calculation Date rolled one month at 8% CPR:

                                  Initial Gross WAC: (1)                 7.5385%
                                  Less Expense Fee Rate: (2)             0.5030%
                                                                         -------
                                  Net WAC: (1)                           7.0355%
                                  Less Initial Wtd. Avg.
                                  Certificate Coupon (Approx.) (3):      2.7674%
                                                                         -------
                                  Initial Excess Spread: (1)             4.2681%

                                  (1)  This amount will vary on each
                                       distribution date based on changes to the weighted average interest rate on the Mortgage Loans as well as any changes in day count.

                                  (2)  Includes the Servicing Fee and Trustee
                                       Fee.

                                  (3)  Assumes 1-month LIBOR equal to 2.3975%,
                                       initial marketing spreads and a 30- day
                                       month. This amount will vary on each
                                       distribution date based on changes to the weighted average Pass-Through Rates on the Offered Certificates as well as any changes in day count.

Servicer Advancing:               Yes as to principal and interest, subject to
                                  recoverability

Interest Rate Corridor
Provider:                         Goldman Sachs Capital Markets LP. The
                                  short-term unsecured debt obligations of the guarantor of the Corridor Provider, The
                                  Goldman Sachs Group, Inc., are rated "P-1" by
                                  Moody's Investors Service Inc., "A-1" by
                                  Standard & Poor's Ratings Group and "F1+" by
                                  Fitch Ratings. The long-term unsecured debt obligations of the guarantor are rated "Aa3" by Moody's, "A+" by S&P and "AA-" by Fitch

Compensating Interest:            [Ocwen will pay compensating interest up to
                                  the lesser of (A) the aggregate of the
                                  prepayment interest shortfalls on the Mortgage
                                  Loans resulting from voluntary principal prepayments on the Mortgage Loans during the month prior to the month in which the related
                                  Distribution Date occurs and (B) (i) 15 bps per annum on the aggregate principal balance of the mortgage loans serviced at the beginning of the related Due Period for months
                                  1 to 24 and (ii) 50 bps per annum on the aggregate principal balance of the mortgage loans at the beginning of each related Due
                                  Period thereafter. Ocwen will not pay
                                  compensating interest for the first
                                  distribution date.]

                                  Chase shall provide compensating interest equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans resulting from voluntary principal prepayments on the Mortgage Loans during the month prior to the month in which the related Distribution Date occurs and (B) the aggregate Servicing Fee received by such Servicer for that Distribution Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such ass umptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structur e described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                  Countrywide shall provide compensating
                                  interest equal to the lesser of (A) the
                                  aggregate of the prepayment interest
                                  shortfalls on the Mortgage Loans resulting from voluntary principal prepayments on the Mortgage Loans during the month prior to the month in which the related Distribution Date occurs and (B) the aggregate Servicing Fee received by such Servicer for that Distribution Date.

Optional Clean-up Call:           The transaction has a 10% Optional Clean-up
                                  Call

Rating Agencies:                  Standard & Poor's Ratings Group and Moody's
                                  Investor Services, Inc. will each rate all of the Offered Certificates.

Minimum Denomination:             $25,000 with regard to each of the Offered
                                  Certificates

Legal Investment:                 It is anticipated that the Offered
                                  Certificates will not be SMMEA eligible

ERISA Eligible:                   Underwriter's exemption is expected to apply
                                  to all Offered Certificates. However,
                                  prospective purchasers should consult their own counsel

Tax Treatment:                    All Offered Certificates represent REMIC
                                  regular interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction, which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract

Prospectus:                       The Offered Certificates will be offered
                                  pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                  "Prospectus "). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus , the Prospectus shall govern in all respects. Sales of the Offered
                                  Certificates may not be consummated unless the purchaser has received the Prospectus

                                  PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                  FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                                  BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such ass umptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structur e described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Offered Certificates
-------------------------------------

Description of Principal and Interest Distributions
---------------------------------------------------

Principal will be paid as described under the definition of "Principal Distributions on the Offered Certificates". Prior to the Step-Down Date all principal collected or advanced on the Mortgage Loans will be paid to the Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the Offered Certificates, at a rate of one-month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the lesser of the WAC Cap or the applicable loan group cap. Interest will be paid monthly, on all of the Fixed Rate Certificates, at a specified rate that will step up after the Optional Clean-up Call date, subject to the WAC Cap. The interest paid to each class of Offered Certificates will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate on the Offered Certificates attributable to the WAC Cap or the applicable loan group cap will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions
-----------

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 1.95% overcollateralization (funded upfront) (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.90% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in February 2008; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 41.70%.

----------------------- -------------------------- ------------------------
                             Initial                      Step-Down
             Class      Subordination Percentage        Date Percentage
----------------------- -------------------------- ------------------------
               A                 20.85%                    41.70%
              M-1                14.00%                    28.00%
              M-2                 8.40%                    16.80%
              M-3                 6.90%                    13.80%
              B-1                 5.35%                    10.70%
              B-2                 4.15%                    8.30%
              B-3                 3.15%                    6.30%
              B-4                 1.95%                    3.90%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such ass umptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structur e described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 37.00% of the prior period's Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure, all REO property and mortgage loans where the mortgagor has filed for bankruptcy) (ii) during such period the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:



-------------------------------------- ---------------------------------------
          Distribution Date              Cumulative Realized Loss Percentage:
-------------------------------------- ---------------------------------------
    February 2008 - January 2009         3.50% for the first month, plus an
                                         additional 1/12th of 2.00% for each
                                         month thereafter

    February 2009 - January 2010         5.50% for the first month, plus an
                                         additional 1/12th of 1.50% for each
                                         month thereafter

    February 2010 - January 2011         7.00% for the first month, plus an
                                         additional 1/12th of 0.75% for each
                                         month thereafter

    February 2011 and thereafter         7.75%

Group I Sequential Trigger Event. A Group I Sequential Trigger Event is in effect on any Distribution Date if, before the 37th Distribution Date, the aggregate amount of Realized Losses incurred since the Cut-Off date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date exceeds 3.50%, or if, on or after the 37th Distribution Date, a Trigger Event is in effect.

Step-up Coupons. For all Offered Certificates the coupon will increase after the first distribution date on which the Optional Clean-up Call is exercisable, should the Optional Clean-up Call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M Certificates and Class B Certificates, except the Fixed Rate Certificates, will increase to 1.5 times the margin at issuance. For the Fixed Rate Certificates, the coupon will increase by 0.50%.

Class A-1A Pass-Through Rate. The Class A-1A Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class A-1B Pass-Through Rate. The Class A-1B Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class A-2A Pass-Through Rate. The Class A-2A Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2B Pass-Through Rate. The Class A-2B Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2C Pass-Through Rate. The Class A-2C Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2D Pass-Through Rate. The Class A-2D Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such ass umptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structur e described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-4 Pass-Through Rate The Class B-4 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) 6.00% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
(ii) the WAC Cap.

WAC Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate (calculated on an actual/360 day basis with respect to the Offered Certificates and on a 30/360 basis with respect to the Class B-4 Certificates).

Loan Group I Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and the Trustee Fee Rate (calculated on an actual/360 day count basis).

Loan Group II Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and the Trustee Fee Rate (calculated on an actual/360 day count basis).

Class A-1A Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-1A Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-1A Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap; (ii) any Class A-1A Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the Class A-1A Pass-Through Rate (without regard to the Loan Group I or WAC Cap). Class A-1A Basis Risk Carry Forward Amounts will only be payable on the Class A-1A Certificates while their class certificate balance is greater than zero.

Class A-1B Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-1B Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-1B Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap; (ii) any Class A-1B Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the Class A-1B Pass-Through Rate (without regard to the Loan Group I or WAC Cap). Class A-1B Basis Risk Carry Forward Amounts will only be payable on the Class A-1B Certificates while their class certificate balance is greater than zero.

Class A-2A Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-2A Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-2A Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such ass umptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structur e described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Cap; (ii) any Class A-2A Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the Class A-2A Pass-Through Rate (without regard to the Loan Group II Cap or WAC
Cap). Class A-2A Basis Risk Carry Forward Amounts will only be payable on the Class A-2A Certificates while their class certificate balance is greater than zero.

Class A-2B Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-2B Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-2B Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Class A-2B Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the Class A-2B Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap). Class A-2B Basis Risk Carry Forward Amounts will only be payable on the Class A-2B Certificates while their class certificate balance is greater than zero.

Class A-2C Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-2C Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-2C Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Class A-2C Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the Class A-2C Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap). Class A-2C Basis Risk Carry Forward Amounts will only be payable on the Class A-2C Certificates while their class certificate balance is greater than zero.

Class A-2D Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-2D Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-2D Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Class A-2D Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the Class A-2D Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap). Class A-2D Basis Risk Carry Forward Amounts will only be payable on the Class A-2D Certificates while their class certificate balance is greater than zero.

Class M-1, M-2, M-3, B-1, B-2, B-3 and B-4 Basis Risk Carry Forward Amounts. As to any Distribution Date, the supplemental interest amount for each of the Class M and B Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC
Cap). Class M-1, M-2, M-3, B-1, B-2, B-3 and B-4 Basis Risk Carry Forward Amounts will only be payable on the Class M-1, M-2, M-3, B-1, B-2, B-3 and B-4 Certificates while their class certificate balance is greater than zero.

Accrued Certificate Interest. For each class of Offered Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemember's Civil Relief Act or any similar state statutes. For the Fixed Rate Certificates on any Distribution Date, from and including the first day of the month prior to month in which the current Distribution Date occurs to and including the last day of such month.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less Expense Fee Rate.

Principal Remittance Amount.  On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicers on or prior to the related determination date or advanced by the Servicers on the related servicer remittance date,

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such ass umptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structur e described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-up Call is exercised.

Principal Distribution Amount. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee Rate) and available during the related Due Period, over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Class A-1 Principal Distribution Allocation. Any principal distributions allocated to the Class A-1 Certificates are required to be distributed pro rata among the Class A-1 Certificates, with the exception that if a Group I Sequential Trigger Event is in effect, principal distributions to the Class A-1 Certificates will be allocated first to the Class A-1A Certificates, until their class certificate balance has been reduced to zero, and then to the Class A-1B Certificates, until their class certificate balance has been reduced to zero.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1A and Class A-1B Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and (ii) in the case of the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the applicable Servicer for the related advances and the applicable Expense Fee Rate in respect of such Mortgage Loan.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such ass umptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structur e described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate Class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 58.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Class certificate balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 72.00% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Class certificate balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 83.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the Class certificate balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 86.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the Class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 89.30% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (F) the Class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such ass umptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structur e described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(i) approximately 91.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (F) the Class certificate balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date) and (G) the Class certificate balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (F) the Class certificate balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (G) the Class certificate balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date) and (H) the Class certificate balance of the Class B-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 96.10% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Interest Distributions on the Offered Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

(i)   Concurrently,

      (a) from the Interest Remittance Amounts related to the Group I Mortgage Loans, to the Class A-1A and Class A-1B Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates allocated based on their entitlement to those amounts; and

      (b) from the Interest Remittance Amounts related to the Group II Mortgage Loans, to the Class A-2A, Class A-2B, Class A2-C and Class A-2D Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates allocated based on their entitlement to those amounts, provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (a) or (b) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (a) or (b) above will be available to cover that shortfall;

(ii) from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such ass umptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structur e described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(iii) from any remaining Interest Remittance Amounts to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Offered Certificates.

On each Distribution Date (A) prior to the Step-down Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   Concurrently,

      (a) to the Class A-1 Certificates, the Group I Principal Distribution Amount, allocated between the Class A-1A and Class A-1B Certificates in accordance with the Class A-1 Principal Distribution Allocation described above, until the class certificate balances thereof have been reduced to zero and

      (b) Concurrently, pro rata by class certificate balance, the Group II Principal Distribution Amount,

                  i. sequentially, to the Class A-2A Certificates until the Class certificate balance thereof has been reduced to zero, the Class A-2B Certificates until the Class certificate balance thereof has been reduced to zero, and then to the Class A-2C Certificates until the Class certificate balance thereof has been reduced to zero, and

                  ii. to the Class A-2D Certificates until the Class certificate balance thereof have been reduced to zero provided, that if after making distributions pursuant to paragraphs (a) and (b) above on any Distribution Date (without giving effect to this proviso) the class certificate Balance of any class of Class A certificates is reduced to zero (considering the Class A-1A and Class A-1B certificates as one class and the Class A-2A, Class A-2B, Class A-2C and Class A-2D certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their respective class certificate balances have been reduced to zero;

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

On each Distribution Date (A) on or after the Step-down Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   Concurrently,

      (a) to the Class A-1 Certificates, allocated between the Class A-1A and the Class A-1B Certificates in accordance with the Class A-1 Principal Distribution Allocation described above, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage for these classes, until their respective class certificate balances have been reduced to zero, and

      (b) concurrently, to the Class A-2A, Class A-2B and Class A-2C Certificates, on the one hand, and the Class A-2D Certificates on the other hand, pro rata based upon class certificate balance, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class A-2 Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated

                  i. sequentially to the Class A-2A Certificates until the Class certificate balance thereof has been reduced to zero, to the Class A-2B Certificates until the Class certificate balance thereof has been reduced to zero, and then to the Class A-2C Certificates until the Class certificate balance thereof has been reduced to zero, and


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such ass umptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structur e described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  ii. to the Class A-2D until the Class certificate balance thereof has been reduced to zero,

         provided, that if after making distributions pursuant to paragraphs (a) and (b) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A certificates is reduced to zero (considering the Class A-1A and Class A-1B certificates as one class and the Class A-2A, Class A-2B, Class A-2C and Class A-2D certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their class certificate balances have been reduced to zero;

(ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero, and

(viii) to the Class B-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero.


Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates and the principal balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on their respective class certificate balances, with the principal allocated to the Class A-1 Certificates being allocated between the Class A-1A and Class A-1B Certificates in accordance with the Class A-1 Principal Distribution Allocation and the principal allocated to the Class A-2 Certificates, being allocated pro rata between the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid sequentially as follows:

(i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

(ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

(iii) concurrently, any Class A-1A Basis Risk Carry Forward Amount to the Class A-1A Certificates, any Class A-1B Basis Risk Carry Forward Amount to the Class A-1B Certificates, any Class A-2A Basis Risk Carry Forward Amount to the Class A-2A Certificates, any Class A-2B Basis Risk Carry Forward Amount to the Class A-2B Certificates, any Class A-2C Basis Risk Carry Forward Amount to the Class A-2C Certificates and, any Class A-2D Basis Risk Carry Forward Amount to the Class A-2D Certificates pro rata by their respective class certificate balance,

(iv) sequentially to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class B-4, Certificates, any Basis Risk Carry Forward Amounts for such classes,

(v)    also, concurrently,

       (a) from any available A-1B Interest Rate Corridor payments, to the Class A-1B Certificates, up to their respective remaining Basis Risk Carry Forward Amounts,


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such ass umptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structur e described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

       (b) from any available A-2 Interest Rate Corridor payments, pro rata by class certificate balance to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, in each case, up to their respective remaining Basis Risk Carry Forward Amounts,

       (c) from any available Junior Interest Rate Corridor payments, pro rata by class certificate balance to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, in each case, up to their respective remaining Basis Risk Carry Forward Amounts.

All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the excess cash flow, second in reduction of the overcollateralization amount, third to the Class B-4 Certificates, fourth to the Class B-3 Certificates, fifth to the Class B-2 Certificates, sixth to the Class B-1 Certificates, seventh to the Class M-3 Certificates, eighth to the Class M-2 Certificates and ninth to the Class M-1 Certificates. An allocation of any Realized Losses to a class of certificates on any Distribution Date will be made by reducing its class certificate balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to Class A Certificates until the Last Scheduled Distribution Date.



















This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such ass umptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structur e described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)
-------------------------------------------------

Product          No Penalty    1-12 Months   13-24 Months   25-36 Months   37-48 Months   49-60 Months      Total
---------------------------------------------------------------------------------------------------------------------
15/30 Balloon     $3,158,215      $329,833       $184,336     $5,952,078             $0             $0     $9,624,461
2 Yr ARM          63,062,056    49,370,890    238,142,249      6,690,971              0              0    357,266,167
2 Yr ARM IO        8,548,935     8,483,647     77,763,180      1,641,967              0              0     96,437,729
3 Yr ARM          24,593,845    10,159,369      4,020,774    113,339,215              0              0    152,113,203
3 Yr ARM IO        1,801,350       893,200        904,694     58,982,360              0              0     62,581,604
5 Yr ARM                   0       153,691      1,328,499      2,093,025              0              0      3,575,215
Balloon IO           639,665             0              0              0              0              0        639,665
Fixed             17,687,354    18,487,230     24,914,999     62,805,214              0              0    123,894,798
Fixed IO                   0             0              0      1,484,060              0              0      1,484,060
---------------------------------------------------------------------------------------------------------------------
TOTAL           $119,491,420   $87,877,860   $347,258,731   $252,988,890             $0             $0   $807,616,901
=====================================================================================================================

Product         No Penalty    1-12 Months    13-24 Months    25-36 Months    37-48 Months    49-60 Months
----------------------------------------------------------------------------------------------------------
15/30 Balloon         0.39%          0.04%           0.02%           0.74%           0.00%           0.00%
2 Yr ARM              7.81           6.11           29.49            0.83            0.00            0.00
2 Yr ARM IO           1.06           1.05            9.63            0.20            0.00            0.00
3 Yr ARM              3.05           1.26            0.50           14.03            0.00            0.00
3 Yr ARM IO           0.22           0.11            0.11            7.30            0.00            0.00
5 Yr ARM              0.00           0.02            0.16            0.26            0.00            0.00
Balloon IO            0.08           0.00            0.00            0.00            0.00            0.00
Fixed                 2.19           2.29            3.09            7.78            0.00            0.00
Fixed IO              0.00           0.00            0.00            0.18            0.00            0.00
----------------------------------------------------------------------------------------------------------
TOTAL                14.80%         10.88%          43.00%          31.33%           0.00%           0.00%
==========================================================================================================

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such ass umptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structur e described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Class M and Class B Certificates [Tables To Be Updated]

The assumptions for the breakeven CDR table below are as follows:

      o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

      o 1-month and 6-month Forward LIBOR curves (as of close on December 13, 2004) are used

      o     40% loss severity

      o     There is a 6 month lag in recoveries

      o Priced to call with collateral losses calculated through the life of the applicable bond

      o Class M, Class B-1, Class B-2 and Class B-3 Certificates are priced at par, Class B-4 priced at 84.05%


-----------------------------------------------------------------------------------------------------------------
                                         First Dollar of Loss                LIBOR Flat                 0% Return
-----------------------------------------------------------------------------------------------------------------
Class M-1   CDR (%)                                     27.78                     28.04                     29.98
            Yield (%)                                  4.2582                    3.7379                    0.0027
            WAL                                          3.91                      3.91                      3.69
            Modified Duration                            3.60                      3.61                      3.52
            Principal Window                    Dec08 - Dec08             Dec08 - Dec08             Oct08 - Oct08
            Principal Writedown ($)         16,400.75 (0.03%)      1,219,194.44 (2.22%)     8,638,479.49 (15.73%)
            Total Collat Loss         151,231,994.04 (18.87%)   152,275,758.45 (19.00%)   157,829,408.92 (19.69%)
-----------------------------------------------------------------------------------------------------------------
Class M-2   CDR (%)                                     18.36                     18.71                     20.09
            Yield (%)                                  4.7441                    3.8490                    0.0183
            WAL                                          4.66                      4.65                      4.34
            Modified Duration                            4.18                      4.19                      4.11
            Principal Window                    Sep09 - Sep09             Sep09 - Sep09             Jul09 - Jul09
            Principal Writedown ($)         49,067.37 (0.11%)      2,078,720.64 (4.63%)     9,236,904.10 (20.58%)
            Total Collat Loss ($)     116,206,484.61 (14.50%)   117,952,368.29 (14.72%)   123,352,484.90 (15.39%)
-----------------------------------------------------------------------------------------------------------------
Class M-3   CDR (%)                                     16.22                     16.33                     16.71
            Yield (%)                                  4.9321                    3.8918                    0.1068
            WAL                                          4.91                      4.91                      4.74
            Modified Duration                            4.36                      4.37                      4.35
            Principal Window                    Dec09 - Dec09             Dec09 - Dec09             Nov09 - Nov09
            Principal Writedown ($)         16,286.40 (0.14%)        690,966.73 (5.75%)     2,784,851.03 (23.16%)
            Total Collat Loss ($)     106,928,922.36 (13.34%)   107,512,270.98 (13.41%)   108,956,803.33 (13.59%)
-----------------------------------------------------------------------------------------------------------------
Class B-1   CDR (%)                                     14.19                     14.36                     14.71
            Yield (%)                                  5.5101                    3.9144                    0.0477
            WAL                                          5.08                      5.06                      4.91
            Modified Duration                            4.42                      4.43                      4.48
            Principal Window                    Feb10 - Feb10             Feb10 - Feb10             Feb10 - Feb10
            Principal Writedown ($)         22,118.24 (0.18%)      1,121,507.33 (9.03%)     3,372,790.33 (27.15%)
            Total Collat Loss ($)      96,862,748.80 (12.08%)    97,816,278.99 (12.20%)    99,765,797.11 (12.45%)
-----------------------------------------------------------------------------------------------------------------
Class B-2   CDR (%)                                     12.70                     12.83                     13.10
            Yield (%)                                  5.5669                    3.9911                    0.0832
            WAL                                          5.24                      5.22                      5.04
            Modified Duration                            4.52                      4.54                      4.58
            Principal Window                    Apr10 - Apr10             Apr10 - Apr10             Apr10 - Apr10
            Principal Writedown ($)         58,386.54 (0.61%)        925,244.55 (9.62%)     2,724,919.36 (28.33%)
            Total Collat Loss ($)      89,210,839.44 (11.13%)    89,973,476.39 (11.23%)    91,548,724.00 (11.42%)
-----------------------------------------------------------------------------------------------------------------
Class B-3   CDR (%)                                     11.50                     11.67                     11.88
            Yield (%)                                  6.6707                    4.0714                    0.0894
            WAL                                          5.41                      5.33                      5.08
            Modified Duration                            4.50                      4.52                      4.55
            Principal Window                    Jun10 - Jun10             Jun10 - Jun10             Jun10 - Jun10
            Principal Writedown ($)         46,030.82 (0.57%)     1,255,504.32 (15.66%)     2,723,287.37 (33.98%)
            Total Collat Loss ($)      82,837,082.30 (10.33%)    83,872,120.86 (10.46%)    85,143,859.16 (10.62%)
-----------------------------------------------------------------------------------------------------------------
Class B4    CDR (%)                                     10.21                        NA                     10.73
            Yield (%)                                  9.6702                                              0.0764
            WAL                                          5.58                                                4.55
            Modified Duration                            4.44                                                4.52
            Principal Window                    Aug10 - Aug10                                       Jul10 - Jul10
            Principal Writedown ($)         83,865.21 (0.87%)                               4,093,465.55 (42.56%)
            Total Collat Loss ($)       75,520,266.24 (9.42%)                               78,451,551.09 (9.79%)
-----------------------------------------------------------------------------------------------------------------



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Available Funds Cap(1)(2). The information in the following table has been prepared in accordance with the following assumptions (i) one-month LIBOR and six-month LIBOR remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage.


                                                    Class M,                                                            Class M,
                                                   Class B-1,                                                          Class B-1,
                          Class A-1B               Class B-2,                              Class A-1B                  Class B-2,
                           Avail.     Class A-2    Class B-3                                Avail.      Class A-2      Class B-3
           Distribution   Funds Cap    Avail.     Avail. Funds              Distribution   Funds Cap   Avail. Funds   Avail. Funds
Period         Date          (%)      Funds (%)     Cap (%)        Period       Date          (%)        Cap (%)        Cap (%)
------     ------------   ----------  ---------   ------------     ------   ------------   ---------   ------------   ------------
   1          Feb-05           9.50        9.50           9.50       48        Jan-09          14.88          14.82          11.75
   2          Mar-05           9.50        9.50           9.50       49        Feb-09          14.87          14.82          11.75
   3          Apr-05           9.50        9.50           9.50       50        Mar-09          16.47          16.40          13.01
   4          May-05           9.50        9.50           9.50       51        Apr-09          15.10          15.03          11.95
   5          Jun-05           9.50        9.50           9.50       52       May -09          15.65          15.59          12.39
   6          Jul-05           9.50        9.50           9.50       53        Jun-09          15.14          15.08          11.99
   7          Aug-05           9.50        9.50           9.50       54        Jul-09          15.65          15.58          12.39
   8          Sep-05           9.50        9.50           9.50       55        Aug-09          15.14          15.08          11.99
   9          Oct-05           9.50        9.50           9.50       56        Sep-09          15.14          15.08          11.98
  10          Nov-05           9.50        9.50           9.50       57        Oct-09          15.86          15.78          12.57
  11          Dec-05           9.50        9.50           9.50       58       Nov -09          15.39          15.33          12.21
  12          Jan-06           9.50        9.50           9.50       59        Dec-09          15.90          15.83          12.61
  13          Feb-06           9.50        9.50           9.50       60        Jan-10          15.38          15.32          12.20
  14          Mar-06           9.50        9.50           9.50       61        Feb-10          15.38          15.32          12.20
  15          Apr-06           9.50        9.50           9.50       62        Mar-10          17.02          16.95          13.50
  16         May -06           9.50        9.50           9.50       63        Apr-10          15.38          15.32          12.20
  17          Jun-06           9.50        9.50           9.50       64       May -10          15.89          15.82          12.60
  18          Jul-06           9.50        9.50           9.50       65        Jun-10          15.37          15.31          12.19
  19          Aug-06           9.50        9.50           9.50       66        Jul-10          15.88          15.82          12.59
  20          Sep-06           9.50        9.50           9.50       67        Aug-10          15.37          15.30          12.19
  21          Oct-06           9.50        9.50           9.47       68        Sep-10          15.36          15.30          12.18
  22         Nov -06           9.50        9.50           9.49       69        Oct-10          15.88          15.81          12.59
  23          Dec-06           9.50        9.50           9.50       70       Nov -10          15.36          15.30          12.18
  24          Jan-07           9.50        9.50           9.50       71        Dec-10          15.87          15.81          12.58
  25          Feb-07           9.50        9.50           9.50       72        Jan-11          15.36          15.29          12.17
  26          Mar-07          10.01        9.98           9.50       73        Feb-11          15.35          15.29          12.17
  27          Apr-07           9.79        9.77           9.49       74        Mar-11          16.99          16.92          13.47
  28         May -07          10.19       10.17           9.50       75        Apr-11          15.35          15.29          12.17
  29          Jun-07           9.92        9.89           9.50       76       May -11          15.86          15.79          12.57
  30          Jul-07          10.28       10.26           9.50       77        Jun-11          15.34          15.28          12.16
  31          Aug-07           9.99        9.97           9.50       78        Jul-11          15.85          15.79          12.56
  32          Sep-07          10.05       10.02           9.50       79        Aug-11          13.55          13.49          12.16
  33          Oct-07          11.92       11.87          10.77       80        Sep-11          13.27          13.21          12.15
  34         Nov -07          11.78       11.75          10.59       81        Oct-11          13.72          13.65          12.55
  35          Dec-07          12.26       12.23          10.96       82       Nov -11          13.28          13.22          12.15
  36          Jan-08          11.94       11.90          10.61       83        Dec-11          13.73          13.67          12.55
  37          Feb-08          38.24       38.20          10.61       84        Jan-12          13.30          13.24          12.14
  38          Mar-08          15.14       15.10          11.35       85        Feb-12          13.31          13.24          12.14
  39          Apr-08          14.90       14.84          11.35       86        Mar-12          14.23          14.17          12.97
  40         May -08          15.38       15.34          11.81       87        Apr-12          13.32          13.26          12.13
  41          Jun-08          14.82       14.76          11.44       88       May -12          13.78          13.71          12.53
  42          Jul-08          15.22       15.16          11.82       89        Jun-12          13.33          13.27          12.12
  43          Aug-08          14.64       14.58          11.44       90        Jul-12          13.79          13.73          12.52
  44          Sep-08          14.56       14.50          11.44       91        Aug-12          13.36          13.29          12.12
  45          Oct-08          15.28       15.22          12.06       92        Sep-12          13.37          13.31          12.11
  46         Nov -08          14.87       14.82          11.75       93        Oct-12          13.83          13.76          12.51
  47          Dec-08          15.37       15.32          12.15       94       Nov -12          13.40          13.33          12.11


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                     Class M,
                                                                    Class B-1,
                                                                    Class B-2,
                                      Class A-1B     Class A-2      Class B-3
                      Distribution   Avail. Funds   Avail. Funds   Avail. Funds
         Period           Date         Cap (%)        Cap (%)        Cap (%)
         ------       ------------   ------------   ------------   ------------
           95            Dec-12             13.86          13.79          12.51
           96            Jan-13             13.42          13.36          12.10
           97            Feb-13             13.44          13.38          12.10
           98            Mar-13             14.92          14.85          13.39
           99            Apr-13             13.51          13.44          12.09
          100           May -13             13.99          13.93          12.49
          101            Jun-13             13.58          13.51          12.08
          102            Jul-13             14.07          14.00          12.48
          103            Aug-13             13.65          13.59          12.08
          104            Sep-13             13.69          13.63          12.07
          105            Oct-13             14.19          14.12          12.47
          106           Nov -13             13.77          13.71          12.07
          107            Dec-13             14.27          14.21          12.46
          108            Jan-14             13.86          13.79          12.06
          109            Feb-14             13.90          13.84          12.06
          110            Mar-14             15.44          15.37          13.34
          111            Apr-14             14.00          13.93          12.05
          112           May -14             14.51          14.45          12.45
          113            Jun-14             14.10          14.03          12.04
          114            Jul-14             14.62          14.55          12.44
          115            Aug-14             14.20          14.14          12.04
          116            Sep-14             14.26          14.19          12.03
          117            Oct-14             14.79          14.72          12.43
          118           Nov -14             14.37          14.31          12.03
          119            Dec-14             14.91          14.85          12.42
          120            Jan-15             14.50          14.43          12.02

Notes:

(1) Annualized coupon based on total interest paid to the certificates including accrued certificate interest, unpaid interest amount and basis risk carry forward amount divided by current class certificate balance

(2)   Includes proceeds received from the related interest rate corridor



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - All Collateral (1)

Scheduled Principal Balance:                                       $807,616,901

Number of Mortgage Loans:                                                 5,114

Average Scheduled Principal Balance:                                   $157,923

Weighted Average Gross Coupon:                                            7.539%

Weighted Average Net Coupon: (2)                                          7.036%

Weighted Average Current FICO Score:                                        622

Weighted Average Original LTV Ratio:                                      76.99%

Weighted Average Combined Original LTV Ratio:                             81.58%

Weighted Average Stated Remaining Term (months):                            352

Weighted Average Seasoning (months):                                          3

Weighted Average Months to Roll: (3)                                         25

Weighted Average Gross Margin: (3)                                         6.95%

Weighted Average Initial Rate Cap: (3)                                     3.00%

Weighted Average Periodic Rate Cap: (3)                                    1.25%

Weighted Average Gross Maximum Lifetime Rate: (3)                         14.31%


      (1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
      (2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.
      (3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.



                           Distribution by Originator

                                                                                            Weighted
                                               Pct. Of                 Weighted               Avg.
                                               Pool By     Weighted      Avg.      Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
Originator             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
Acoustic                   213   $36,921,340       4.57%       7.401%       614   $173,340     81.44%      50.28%       94.39%
First NLC                2,434   351,020,089      43.46        7.702        626    144,215     82.10       53.48        98.44
Fremont                  2,467   419,675,472      51.96        7.414        620    170,116     81.16       68.92        93.04
-------------------------------------------------------------------------------------------------------------------------------
Total:                   5,114  $807,616,901     100.00%       7.539%       622   $157,923     81.58%      61.36%       95.45%
===============================================================================================================================


                    Distribution by Current Principal Balance

                                                                                            Weighted
                                               Pct. Of                 Weighted               Avg.
                                               Pool By     Weighted      Avg.      Avg.     Combined
Current Principal    Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
     Balance           Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below            886   $25,662,995       3.18%      10.945%       643    $28,965     97.58%      71.04%       97.97%
$50,001 - $75,000          467    29,147,453       3.61        9.564        624     62,414     88.36       68.37        92.17
$75,001 - $100,000         531    47,016,822       5.82        8.128        611     88,544     81.54       73.55        94.32
$100,001 - $125,000        507    57,067,444       7.07        7.756        613    112,559     81.30       72.10        92.53
$125,001 - $150,000        495    68,187,626       8.44        7.746        614    137,753     81.42       69.14        94.78
$150,001 - $200,000        767   133,944,934      16.59        7.429        618    174,635     80.36       68.23        94.63
$200,001 - $250,000        525   117,262,234      14.52        7.291        618    223,357     80.23       59.38        96.67
$250,001 - $300,000        318    86,844,510      10.75        7.301        625    273,096     81.51       54.13        97.25
$300,001 - $350,000        231    74,635,041       9.24        7.119        623    323,095     81.36       48.18        96.56
$350,001 - $400,000        167    62,249,853       7.71        7.023        627    372,754     80.33       50.66        97.64
$400,001 & Above           220   105,597,987      13.08        6.846        637    479,991     80.10       55.84        94.38
-------------------------------------------------------------------------------------------------------------------------------
Total:                   5,114  $807,616,901     100.00%       7.539%       622   $157,923     81.58%      61.36%       95.45%
===============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                            Weighted
                                               Pct. Of                 Weighted               Avg.
                                               Pool By     Weighted      Avg.      Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
Current Rate           Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                5    $1,518,517       0.19%       4.894%       645   $303,703     84.07%     100.00%       83.70%
5.00 - 5.49%                36     9,934,548       1.23        5.352        666    275,960     79.58       95.35        96.84
5.50 - 5.99%               153    40,712,557       5.04        5.778        657    266,095     77.21       92.20        97.45
6.00 - 6.49%               365    85,405,097      10.57        6.250        643    233,987     78.80       79.65        97.62
6.50 - 6.99%               796   175,364,024      21.71        6.746        640    220,307     79.74       59.45        96.04
7.00 - 7.49%               621   127,914,097      15.84        7.214        623    205,981     81.35       57.29        94.59
7.50 - 7.99%               844   151,749,900      18.79        7.696        611    179,798     81.34       51.91        93.89
8.00 - 8.49%               411    65,618,075       8.12        8.211        598    159,655     82.55       53.18        95.05
8.50 - 8.99%               420    59,299,571       7.34        8.723        594    141,189     83.04       51.77        93.41
9.00% & Above            1,463    90,100,517      11.16       10.310        602     61,586     89.04       63.34        96.87
-------------------------------------------------------------------------------------------------------------------------------
Total:                   5,114  $807,616,901     100.00%       7.539%       622   $157,923     81.58%      61.36%       95.45%
===============================================================================================================================


                          Distribution by Credit Score

                                                                                            Weighted
                                               Pct. Of                 Weighted               Avg.
                                               Pool By     Weighted      Avg.      Avg.     Combined
 Credit              Number of   Principal    By PrincipalAvg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
 Score                 Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
740 & Above                136   $22,173,367       2.75%       7.091%       761   $163,039     84.07%      48.47%       90.44%
720 - 739                  113    19,679,462       2.44        7.282        726    174,155     84.23       43.20        88.64
700 - 719                  194    31,270,150       3.87        7.248        709    161,186     84.44       46.33        92.83
680 - 699                  316    53,477,421       6.62        7.110        689    169,232     84.08       44.31        94.37
660 - 679                  479    72,582,832       8.99        7.251        669    151,530     84.08       51.99        94.15
640 - 659                  670   108,236,958      13.40        7.290        649    161,548     83.41       52.34        95.33
620 - 639                  952   143,627,888      17.78        7.480        629    150,870     83.23       56.53        95.65
600 - 619                  637    90,786,326      11.24        7.493        609    142,522     82.13       75.27        95.29
580 - 599                  513    80,359,601       9.95        7.579        588    156,646     82.01       78.46        96.15
560 - 579                  329    54,902,014       6.80        7.807        569    166,875     78.00       69.13        97.58
540 - 559                  304    50,735,220       6.28        7.982        550    166,892     76.46       69.70        97.00
520 - 539                  263    44,879,168       5.56        8.354        529    170,643     74.06       72.20        98.03
500 - 519                  207    34,818,544       4.31        8.403        510    168,206     74.84       72.73        98.63
499 & Below                  1        87,951       0.01        8.900        499     87,951     67.18      100.00       100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                   5,114  $807,616,901     100.00%       7.539%       622   $157,923     81.58%      61.36%       95.45%
===============================================================================================================================


                              Distribution by Lien

                                                                                            Weighted
                                               Pct. Of                 Weighted               Avg.
                                               Pool By     Weighted      Avg.      Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
Lien                   Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
First                    3,955  $761,440,781      94.28%       7.335%       621   $192,526     80.50%      61.31%       95.22%
Second                   1,159    46,176,120       5.72       10.887        650     39,841     99.36       62.16        99.23
-------------------------------------------------------------------------------------------------------------------------------
Total:                   5,114  $807,616,901     100.00%       7.539%       622   $157,923     81.58%      61.36%       95.45%
===============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Combined Original LTV

                                                                                            Weighted
                                               Pct. Of                 Weighted               Avg.
                                               Pool By     Weighted      Avg.      Avg.     Combined
  Combined           Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
Original LTV           Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
60.00% & Below             196   $30,872,579       3.82%       7.417%       588   $157,513     49.86%      67.69%       91.63%
60.01 - 70.00%             317    59,964,449       7.42        7.640        577    189,162     66.68       65.64        96.39
70.01 - 80.00%           2,070   415,432,691      51.44        7.165        627    200,692     78.96       49.92        97.35
80.01 - 85.00%             379    67,275,488       8.33        7.413        603    177,508     84.40       75.89        93.96
85.01 - 90.00%             728   138,484,245      17.15        7.419        625    190,226     89.80       81.62        88.06
90.01 - 95.00%             259    22,155,839       2.74        8.114        641     85,544     94.49       80.47        98.75
95.01 - 100.00%          1,163    73,379,704       9.09        9.786        655     63,095     99.94       62.60        99.82
100.01% & Above              2        51,907       0.01       10.645        641     25,953    102.38       51.95       100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                   5,114  $807,616,901     100.00%       7.539%       622   $157,923     81.58%      61.36%       95.45%
===============================================================================================================================


                          Distribution by Original LTV

                                                                                            Weighted
                                               Pct. Of                 Weighted               Avg.
                                               Pool By     Weighted      Avg.      Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
Original LTV           Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
60.00% & Below           1,355   $77,048,699       9.54%       9.497%       625    $56,863     79.53%      64.38%       96.19%
60.01 - 70.00%             317    59,964,449       7.42        7.640        577    189,162     66.68       65.64        96.39
70.01 - 80.00%           2,068   415,217,701      51.41        7.164        627    200,782     78.96       49.90        97.35
80.01 - 85.00%             374    67,113,176       8.31        7.407        603    179,447     84.41       75.83        93.96
85.01 - 90.00%             712   137,892,825      17.07        7.407        625    193,670     89.80       81.81        88.03
90.01 - 95.00%             103    19,185,997       2.38        7.625        640    186,272     94.43       81.33       100.00
95.01 - 100.00%            185    31,194,054       3.86        8.307        661    168,617     99.91       64.38        99.72
-------------------------------------------------------------------------------------------------------------------------------
Total:                   5,114  $807,616,901     100.00%       7.539%       622   $157,923     81.58%      61.36%       95.45%
===============================================================================================================================


                          Distribution by Documentation

                                                                                            Weighted
                                               Pct. Of                 Weighted               Avg.
                                               Pool By     Weighted      Avg.      Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
Documentation          Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
Easy                        44   $10,891,492       1.35%       7.405%       585   $247,534     76.92%       0.00%       98.86%
Full                     3,399   495,528,665      61.36        7.406        613    145,787     82.23      100.00        94.32
Limited                     13     1,918,355       0.24        7.312        602    147,566     83.62        0.00        96.89
Stated                   1,658   299,278,388      37.06        7.764        639    180,506     80.66        0.00        97.20
-------------------------------------------------------------------------------------------------------------------------------
Total:                   5,114  $807,616,901     100.00%       7.539%       622   $157,923     81.58%      61.36%       95.45%
===============================================================================================================================


                             Distribution by Purpose

                                                                                            Weighted
                                               Pct. Of                 Weighted               Avg.
                                               Pool By     Weighted      Avg.      Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
Purpose                Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
Purchase                 2,789  $395,808,896      49.01%       7.591%       648   $141,918     84.25%      50.50%       93.85%
Cashout Refi             2,229   395,724,173      49.00        7.494        597    177,534     78.96       71.54        97.02
Rate/Term Refi              96    16,083,833       1.99        7.326        603    167,540     80.45       77.79        96.24
-------------------------------------------------------------------------------------------------------------------------------
Total:                   5,114  $807,616,901     100.00%       7.539%       622   $157,923     81.58%      61.36%       95.45%
===============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Occupancy

                                                                                            Weighted
                                               Pct. Of                 Weighted               Avg.
                                               Pool By     Weighted      Avg.      Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
Occupancy              Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
Owner Occupied           4,854  $770,872,980      95.45%       7.537%       621   $158,812     81.58%      60.63%      100.00%
Non Owner                  236    31,544,909       3.91        7.671        644    133,665     82.11       78.20         0.00
Second Home                 24     5,199,012       0.64        7.032        648    216,625     78.79       67.31         0.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                   5,114  $807,616,901     100.00%       7.539%       622   $157,923     81.58%      61.36%       95.45%
===============================================================================================================================





                          Distribution by Property Type

                                                                                            Weighted
                                               Pct. Of                 Weighted               Avg.
                                               Pool By     Weighted      Avg.      Avg.     Combined
Property             Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
Type                   Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
Single Family            4,238  $665,902,362      82.45%       7.526%       619   $157,127     81.48%      62.37%       96.10%
2-4 Family                 358    71,599,559       8.87        7.531        644    199,999     81.33       54.80        88.84
Condo                      368    47,504,570       5.88        7.740        640    129,089     82.78       59.36        95.65
Townhouse                   94    13,773,152       1.71        7.593        630    146,523     82.79       51.24        96.95
PUD                         56     8,837,258       1.09        7.395        615    157,808     83.01       64.83        96.68
-------------------------------------------------------------------------------------------------------------------------------
Total:                   5,114  $807,616,901     100.00%       7.539%       622   $157,923     81.58%      61.36%       95.45%
===============================================================================================================================


                              Distribution by State

                                                                                            Weighted
                                               Pct. Of                 Weighted               Avg.
                                               Pool By     Weighted      Avg.      Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
State                  Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
CA                       1,215  $280,129,753      34.69%       7.158%       634   $230,559     79.68%      49.01%       96.05%
FL                         851    95,074,438      11.77        7.929        618    111,721     82.75       73.54        96.61
IL                         480    73,466,269       9.10        7.702        615    153,055     83.06       64.38        95.50
NY                         232    55,335,286       6.85        7.371        624    238,514     81.00       53.18        93.01
NJ                         152    32,805,798       4.06        7.563        611    215,828     78.65       60.28        94.90
MD                         206    32,204,285       3.99        7.594        613    156,331     81.12       61.92        94.58
VA                         131    21,795,827       2.70        7.520        616    166,380     82.92       71.46        97.78
MA                         116    20,931,736       2.59        7.650        615    180,446     78.62       59.41        94.68
MI                         177    18,121,069       2.24        8.289        609    102,379     85.03       67.74        95.89
NV                          82    13,977,552       1.73        7.499        625    170,458     82.12       71.19        94.52
Other                    1,472   163,774,889      20.28        7.839        615    111,260     84.14       74.26        94.65
-------------------------------------------------------------------------------------------------------------------------------
Total:                   5,114  $807,616,901     100.00%       7.539%       622   $157,923     81.58%      61.36%       95.45%
===============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                               Distribution by Zip

                                                                                            Weighted
                                               Pct. Of                 Weighted               Avg.
                                               Pool By     Weighted      Avg.      Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
Zip                    Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
94565                       12    $3,063,907       0.38%       7.055%       661   $255,326     82.64%      27.40%      100.00%
95127                        6     2,413,107       0.30        6.402        650    402,184     79.73       33.00       100.00
95407                        7     2,401,372       0.30        7.531        643    343,053     83.66        0.00       100.00
92336                       10     2,393,905       0.30        8.212        583    239,391     79.94       47.12       100.00
92553                       13     2,374,387       0.29        7.239        638    182,645     84.02       43.66       100.00
94513                        8     2,156,167       0.27        7.042        613    269,521     79.29       57.91       100.00
92563                        7     2,091,715       0.26        6.820        626    298,816     78.63       71.12       100.00
20706                        9     2,048,250       0.25        7.296        646    227,583     88.42       52.96        91.34
94509                        6     2,021,229       0.25        7.308        667    336,872     85.95       35.14       100.00
92504                        9     1,999,105       0.25        6.879        648    222,123     83.54       64.42       100.00
Other                    5,027   784,653,757      97.16        7.549        622    156,088     81.56       61.93        95.34
-------------------------------------------------------------------------------------------------------------------------------
Total:                   5,114  $807,616,901     100.00%       7.539%       622   $157,923     81.58%      61.36%       95.45%
===============================================================================================================================


                  Distribution by Remaining Months to Maturity


                                                                                            Weighted
                                               Pct. Of                 Weighted               Avg.
Remaining                                      Pool By     Weighted      Avg.      Avg.     Combined
Months To            Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
Maturity               Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
1 - 180                    483   $16,205,606       2.01%      10.410%       643    $33,552     91.76%      76.87%       96.86%
181 - 240                  180     7,128,914       0.88       10.430        643     39,605     96.71       57.00       100.00
241 - 360                4,451   784,282,381      97.11        7.453        622    176,204     81.24       61.08        95.38
-------------------------------------------------------------------------------------------------------------------------------
Total:                   5,114  $807,616,901     100.00%       7.539%       622   $157,923     81.58%      61.36%       95.45%
===============================================================================================================================



                       Distribution by Amortization Type

                                                                                            Weighted
                                               Pct. Of                 Weighted               Avg.
                                               Pool By     Weighted      Avg.      Avg.     Combined
Amortization         Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
    Type               Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
2 Yr ARM                 1,845  $357,266,167      44.24%       7.464%       610   $193,640     81.29%      59.11%       92.87%
3 Yr ARM                   975   152,113,203      18.83        7.737        605    156,014     80.42       65.22        97.41
Fixed                    1,373   123,894,798      15.34        8.199        639     90,237     82.94       77.63        95.85
2 Yr ARM IO                390    96,437,729      11.94        6.721        646    247,276     81.55       67.10        98.92
3 Yr ARM IO                226    62,581,604       7.75        6.893        660    276,910     80.43       20.07        99.31
15/30 Balloon              272     9,624,461       1.19       11.189        651     35,384     99.46       78.00        99.50
5 Yr ARM                    16     3,575,215       0.44        7.094        652    223,451     83.38       74.06        81.44
Fixed IO                     5     1,484,060       0.18        6.489        663    296,812     81.90       83.63       100.00
Balloon IO                  12       639,665       0.08       10.542        634     53,305     99.61       45.94       100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                   5,114  $807,616,901     100.00%       7.539%       622   $157,923     81.58%      61.36%       95.45%
===============================================================================================================================



                      Distribution by Initial Periodic Cap

                                                                                            Weighted
                                               Pct. Of                           Weighted     Avg.
Initial                                        Pool By     Weighted      Avg.      Avg.     Combined
Periodic             Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
  Cap                  Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
2.00%                        1      $157,391       0.02%       7.750%       664   $157,391    100.00%     100.00%      100.00%
3.00%                    3,451   671,816,526      83.19        7.364        619    194,673     81.06       58.07        95.30
N/A                      1,662   135,642,984      16.80        8.404        640     81,614     84.18       77.57        96.17
-------------------------------------------------------------------------------------------------------------------------------
Total:                   5,114  $807,616,901     100.00%       7.539%       622   $157,923     81.58%      61.36%       95.45%
===============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Periodic Cap

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
Periodic             Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
Cap                    Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
1.00%                    1,872  $335,890,082      41.59%       7.477%       622    $179,428     81.22%      50.75%       97.95%
1.50%                    1,580   336,083,836      41.61        7.251        615     212,711     80.90       65.41        92.66
N/A                      1,662   135,642,984      16.80        8.404        640      81,614     84.18       77.57        96.17
-------------------------------------------------------------------------------------------------------------------------------
Total:                   5,114  $807,616,901     100.00%       7.539%       622    $157,923     81.58%      61.36%       95.45%
===============================================================================================================================


                      Distribution by Months to Rate Reset

                                                                                            Weighted
                                               Pct. Of                 Weighted               Avg.
                                               Pool By     Weighted      Avg.      Avg.     Combined
Months To            Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
Rate Reset             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
1-12                         2      $453,561       0.06%       7.866%       608   $226,780     79.86%     100.00%       34.15%
13 - 24                  2,194   448,028,315      55.48        7.299        618    204,206     81.32       60.89        94.30
25 - 36                  1,234   218,051,269      27.00        7.511        620    176,703     80.49       51.76        97.83
37 - 48                      6     1,865,558       0.23        6.201        657    310,926     81.54       83.32        83.19
49 & Above                  16     3,575,215       0.44        7.094        652    223,451     83.38       74.06        81.44
N/A                      1,662   135,642,984      16.80        8.404        640     81,614     84.18       77.57        96.17
-------------------------------------------------------------------------------------------------------------------------------
Total:                   5,114  $807,616,901     100.00%       7.539%       622   $157,923     81.58%      61.36%       95.45%
===============================================================================================================================



                        Distribution by Life Maximum Rate

                                                                                            Weighted
                                               Pct. Of                 Weighted               Avg.
                                               Pool By     Weighted      Avg.      Avg.     Combined
Life Maximum         Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
    Rate               Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
11.99% & Below              18    $5,184,684       0.64%       5.361%       666   $288,038     78.67%      89.38%       89.18%
12.00 - 12.49%              43    11,855,385       1.47        5.639        660    275,707     80.42       76.59        99.66
12.50 - 12.99%             173    43,793,893       5.42        5.994        648    253,144     78.83       80.87        97.09
13.00 - 13.49%             300    68,905,222       8.53        6.305        638    229,684     80.51       75.46        97.67
13.50 - 13.99%             643   142,743,540      17.67        6.776        637    221,996     80.60       55.49        96.47
14.00 - 14.49%             533   112,001,025      13.87        7.230        621    210,133     81.68       54.19        94.19
14.50 - 14.99%             743   137,336,342      17.01        7.714        610    184,840     81.41       48.60        93.68
15.00 - 15.49%             358    58,338,920       7.22        8.234        597    162,958     82.13       51.14        95.39
15.50 - 15.99%             326    50,210,834       6.22        8.738        590    154,021     82.82       49.74        93.55
16.00% & Above             315    41,604,072       5.15        9.647        561    132,076     79.94       66.64        95.37
N/A                      1,662   135,642,984      16.80        8.404        640     81,614     84.18       77.57        96.17
-------------------------------------------------------------------------------------------------------------------------------
Total:                   5,114  $807,616,901     100.00%       7.539%       622   $157,923     81.58%      61.36%       95.45%
===============================================================================================================================


                             Distribution by Margin

                                                                                            Weighted
                                               Pct. Of                 Weighted               Avg.
                                               Pool By     Weighted      Avg.      Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
Margin                 Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                5      $955,343       0.12%       6.303%       615   $191,069     79.78%      44.93%      100.00%
5.00 - 5.49%                91    18,894,972       2.34        6.528        660    207,637     81.37       44.07        93.08
5.50 - 5.99%               238    43,653,376       5.41        7.018        630    183,418     81.73       62.48        97.08
6.00 - 6.49%               267    56,120,751       6.95        6.546        644    210,190     79.95       47.70        99.24
6.50 - 6.99%             1,904   400,882,031      49.64        7.270        618    210,547     80.75       60.15        93.74
7.00% & Above              947   151,467,443      18.75        8.127        602    159,945     82.06       57.03        97.73
N/A                      1,662   135,642,984      16.80        8.404        640     81,614     84.18       77.57        96.17
-------------------------------------------------------------------------------------------------------------------------------
Total:                   5,114  $807,616,901     100.00%       7.539%       622   $157,923     81.58%      61.36%       95.45%
===============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                 The Mortgage Loans - Fixed Rate Collateral (1)

Scheduled Principal Balance:                                       $135,642,984

Number of Mortgage Loans:                                                 1,662

Average Scheduled Principal Balance:                                    $81,614

Weighted Average Gross Coupon:                                            8.404%

Weighted Average Net Coupon: (2)                                          7.901%

Weighted Average Current FICO Score:                                        640

Weighted Average Original LTV Ratio:                                      56.83%

Weighted Average Combined Original LTV Ratio:                             84.18%

Weighted Average Stated Remaining Term (months):                            328

Weighted Average Seasoning (months):                                          3

      (1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
      (2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less ini tial servicing and trustee fees.



                           Distribution by Originator

                                                                                            Weighted
                                               Pct. Of                 Weighted               Avg.
                                               Pool By     Weighted      Avg.      Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
Originator             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
Acoustic                    33    $2,984,093       2.20%       8.358%       647    $90,427     90.14%      62.26%      100.00%
First NLC                  742    49,067,255      36.17        8.974        644     66,128     87.18       69.20        98.70
Fremont                    887    83,591,636      61.63        8.071        638     94,241     82.20       83.03        94.56
-------------------------------------------------------------------------------------------------------------------------------
Total:                   1,662  $135,642,984     100.00%       8.404%       640    $81,614     84.18%      77.57%       96.17%
===============================================================================================================================



                    Distribution by Current Principal Balance

                                                                                            Weighted
                                               Pct. Of                 Weighted               Avg.
                                               Pool By     Weighted      Avg.      Avg.     Combined
Current Principal    Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
Balance                Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below            858   $24,357,074      17.96%      11.053%       646    $28,388     98.88%      71.11%       98.55%
$50,001 - $75,000          243    14,836,362      10.94       10.391        651     61,055     95.94       58.45        97.23
$75,001 - $100,000         142    12,373,370       9.12        8.964        640     87,136     85.81       69.21        94.85
$100,001 - $125,000         89    10,069,679       7.42        8.309        634    113,142     80.70       76.64        97.63
$125,001 - $150,000         67     9,155,694       6.75        7.821        633    136,652     77.45       79.56        97.06
$150,001 - $200,000        119    20,670,620      15.24        7.162        630    173,703     75.46       89.70        95.76
$200,001 - $250,000         50    10,940,297       8.07        6.937        636    218,806     77.43       88.10        97.76
$250,001 - $300,000         32     8,704,376       6.42        6.976        641    272,012     80.39       84.20        94.15
$300,001 - $350,000         25     7,977,971       5.88        6.892        637    319,119     78.83       75.10        91.84
$350,001 - $400,000         14     5,160,595       3.80        6.917        639    368,614     77.91       71.05       100.00
$400,001 & Above            23    11,396,945       8.40        6.582        650    495,519     75.88       92.06        91.25
-------------------------------------------------------------------------------------------------------------------------------
Total:                   1,662  $135,642,984     100.00%       8.404%       640    $81,614     84.18%      77.57%       96.17%
===============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                            Weighted
                                               Pct. Of                 Weighted               Avg.
                                               Pool By     Weighted      Avg.      Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
Current Rate           Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                1       $72,464       0.05%       4.625%       694    $72,464     87.65%     100.00%      100.00%
5.00 - 5.49%                 1       191,458       0.14        5.250        653    191,458     80.00      100.00       100.00
5.50 - 5.99%                17     4,285,932       3.16        5.775        692    252,114     69.81       88.99       100.00
6.00 - 6.49%                73    16,794,043      12.38        6.291        657    230,055     72.21       95.81        97.19
6.50 - 6.99%               137    28,027,945      20.66        6.747        643    204,584     75.48       86.62        92.67
7.00 - 7.49%                79    13,329,461       9.83        7.208        629    168,727     78.42       91.47        94.74
7.50 - 7.99%                90    12,282,042       9.05        7.679        621    136,467     80.05       87.26        94.86
8.00 - 8.49%                47     6,944,221       5.12        8.223        609    147,749     83.57       71.30        97.42
8.50 - 8.99%                88     7,939,671       5.85        8.733        625     90,224     84.94       64.40        95.27
9.00% & Above            1,129    45,775,745      33.75       10.972        643     40,545     97.99       60.72        98.30
-------------------------------------------------------------------------------------------------------------------------------
Total:                   1,662  $135,642,984     100.00%       8.404%       640    $81,614     84.18%      77.57%       96.17%
===============================================================================================================================


                          Distribution by Credit Score

                                                                                            Weighted
                                               Pct. Of                 Weighted               Avg.
                                               Pool By     Weighted      Avg.      Avg.     Combined
Credit               Number of   Principal    By PrincipalAvg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
Score                  Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
740 & Abov e                61    $5,639,511       4.16%       7.491%       767    $92,451     83.70%      74.05%       84.81%
720 - 739                   53     4,760,751       3.51        8.139        728     89,825     88.76       63.30        94.26
700 - 719                   72     5,503,976       4.06        8.216        709     76,444     88.92       76.79        94.40
680 - 699                  125     9,971,368       7.35        8.025        689     79,771     89.30       65.81        95.55
660 - 679                  218    18,425,519      13.58        7.999        669     84,521     85.76       72.14        96.41
640 - 659                  265    21,621,481      15.94        8.470        649     81,590     85.46       73.23        97.16
620 - 639                  378    25,914,319      19.10        9.271        628     68,556     88.95       72.23        98.61
600 - 619                  233    17,835,645      13.15        8.484        609     76,548     81.24       91.94        96.18
580 - 599                  129    10,883,617       8.02        8.344        588     84,369     80.03       94.21        95.57
560 - 579                   67     8,008,860       5.90        7.610        570    119,535     72.77       83.81       100.00
540 - 559                   26     2,477,318       1.83        8.129        552     95,281     74.13       89.19        94.92
520 - 539                   23     3,244,809       2.39        8.437        529    141,079     70.49       94.99        97.72
500 - 519                   12     1,355,810       1.00        9.100        513    112,984     70.19       54.37        77.23
-------------------------------------------------------------------------------------------------------------------------------
Total:                   1,662  $135,642,984     100.00%       8.404%       640    $81,614     84.18%      77.57%       96.17%
===============================================================================================================================


                              Distribution by Lien

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
Lien                   Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
First                      503   $89,466,864      65.96%       7.122%       635    $177,867     76.34%      85.52%       94.59%
Second                   1,159    46,176,120      34.04       10.887        650      39,841     99.36       62.16        99.23
-------------------------------------------------------------------------------------------------------------------------------
Total:                   1,662  $135,642,984     100.00%       8.404%       640     $81,614     84.18%      77.57%       96.17%
===============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Combined Original LTV

                                                                                            Weighted
                                               Pct. Of                 Weighted               Avg.
                                               Pool By     Weighted      Avg.      Avg.     Combined
Combined             Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
Original LTV           Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
60.00% & Below              70   $10,274,967       7.58%       6.887%       624   $146,785     49.20%      85.17%       93.78%
60.01 - 70.00%              77    13,354,507       9.85        7.052        608    173,435     65.91       85.02        95.86
70.01 - 80.00%             199    37,853,007      27.91        7.056        635    190,216     77.50       84.34        94.43
80.01 - 85.00%              52     8,541,405       6.30        7.237        649    164,258     84.13       88.49        97.13
85.01 - 90.00%              95    14,744,236      10.87        7.486        650    155,202     89.70       86.70        91.01
90.01 - 95.00%             169     5,417,687       3.99        9.625        648     32,057     94.70       77.30        94.90
95.01 - 100.00%            998    45,405,268      33.47       10.637        652     45,496     99.96       63.05        99.91
100.01% & Above              2        51,907       0.04       10.645        641     25,953    102.38       51.95       100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                   1,662  $135,642,984     100.00%       8.404%       640    $81,614     84.18%      77.57%       96.17%
===============================================================================================================================


                          Distribution by Original LTV

                                                                                            Weighted
                                               Pct. Of                 Weighted               Avg.
                                               Pool By     Weighted      Avg.      Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
Original LTV           Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
60.00% & Below           1,229   $56,451,086      41.62%      10.159%       646    $45,933     90.23%      66.35%       98.24%
60.01 - 70.00%              77    13,354,507       9.85        7.052        608    173,435     65.91       85.02        95.86
70.01 - 80.00%             197    37,638,017      27.75        7.042        635    191,056     77.49       84.25        94.40
80.01 - 85.00%              47     8,379,094       6.18        7.182        650    178,279     84.16       88.27        97.15
85.01 - 90.00%              79    14,152,816      10.43        7.372        650    179,150     89.69       88.78        90.84
90.01 - 95.00%              13     2,447,845       1.80        7.621        642    188,296     94.48       80.18       100.00
95.01 - 100.00%             20     3,219,618       2.37        7.469        668    160,981     99.89       86.18       100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                   1,662  $135,642,984     100.00%       8.404%       640    $81,614     84.18%      77.57%       96.17%
===============================================================================================================================


                          Distribution by Documentation

                                                                                            Weighted
                                               Pct. Of                 Weighted               Avg.
                                               Pool By     Weighted      Avg.      Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
Documentation          Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
Easy                         8    $1,799,445       1.33%       6.552%       653   $224,931     65.16%       0.00%       93.08%
Full                     1,226   105,215,876      77.57        7.988        636     85,820     82.70      100.00        96.05
Limited                      1        71,638       0.05        9.990        676     71,638    100.00        0.00       100.00
Stated                     427    28,556,024      21.05       10.049        654     66,876     90.79        0.00        96.83
-------------------------------------------------------------------------------------------------------------------------------
Total:                   1,662  $135,642,984     100.00%       8.404%       640    $81,614     84.18%      77.57%       96.17%
===============================================================================================================================


                             Distribution by Purpose


                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
Purpose                Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
Cashout Refi               544   $73,334,133      54.06%       7.426%       628    $134,805     77.04%      89.06%       97.66%
Purchase                 1,091    58,548,084      43.16        9.712        656      53,665     93.37       62.47        94.06
Rate/Term Refi              27     3,760,766       2.77        7.092        628     139,288     80.11       88.56       100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                   1,662  $135,642,984     100.00%       8.404%       640     $81,614     84.18%      77.57%       96.17%
===============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Occupancy

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
Occupancy              Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
Owner Occupied           1,598  $130,452,537      96.17%       8.433%       639     $81,635     84.43%      77.47%      100.00%
Non Owner                   53     3,605,164       2.66        7.812        655      68,022     78.58       88.72         0.00
Second Home                 11     1,585,283       1.17        7.379        669     144,117     76.06       60.68         0.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                   1,662  $135,642,984     100.00%       8.404%       640     $81,614     84.18%      77.57%       96.17%
===============================================================================================================================


                         Distribution by Property Type

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
Property             Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
Type                   Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
Single Family            1,349  $110,682,924      81.60%       8.321%       638     $82,048     83.89%      79.70%       96.70%
2-4 Family                 133    14,659,726      10.81        8.315        649     110,224     82.84       62.97        89.81
Condo                      143     8,238,274       6.07        9.375        651      57,610     89.09       74.66        99.41
Townhouse                   25     1,382,936       1.02        9.752        659      55,317     89.47       68.31       100.00
PUD                         12       679,124       0.50        9.325        599      56,594     88.75      100.00       100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                   1,662  $135,642,984     100.00%       8.404%       640     $81,614     84.18%      77.57%       96.17%
===============================================================================================================================


                              Distribution by State

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
State                  Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
CA                         357   $39,736,548      29.29%       8.136%       648    $111,307     82.75%      71.67%       97.92%
FL                         345    22,004,265      16.22        8.895        631      63,780     84.47       82.06        97.67
NY                          96    15,845,985      11.68        7.710        632     165,062     79.65       80.18        90.45
IL                         102     6,829,812       5.04        8.923        638      66,959     87.24       71.93        97.14
NJ                          35     6,028,563       4.44        7.032        626     172,245     74.83       89.05        99.72
MD                          57     4,563,307       3.36        8.631        633      80,058     82.88       78.81        94.62
PA                          55     4,290,332       3.16        8.013        643      78,006     88.40       87.00        90.26
MA                          37     3,149,149       2.32        8.867        671      85,112     84.48       45.46        83.34
VA                          37     3,125,592       2.30        8.251        643      84,475     85.45       90.65        96.84
WA                          40     2,597,667       1.92        8.401        651      64,942     87.35       78.27        99.79
Other                      501    27,471,764      20.25        8.956        641      54,834     88.98       80.33        96.96
-------------------------------------------------------------------------------------------------------------------------------
Total:                   1,662  $135,642,984     100.00%       8.404%       640     $81,614     84.18%      77.57%       96.17%
===============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                               Distribution by Zip

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
Zip                    Loans      Balance      Balance      Coupon       FICO     Balan ce     LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
11212                        2      $821,449       0.61%       6.966%       665    $410,725     84.02%     100.00%       60.11%
33414                        3       758,560       0.56        7.674        648     252,853     77.26       48.06       100.00
11422                        3       754,740       0.56        8.140        628     251,580     86.23       42.29       100.00
33037                        1       748,336       0.55        7.550        586     748,336     70.75      100.00       100.00
94509                        2       710,229       0.52        6.990        667     355,115     86.90      100.00       100.00
07719                        2       675,783       0.50        6.879        585     337,891     72.34      100.00       100.00
95033                        1       673,230       0.50        6.700        640     673,230     79.41      100.00       100.00
92544                        2       661,288       0.49        6.464        616     330,644     84.04      100.00       100.00
10583                        2       608,593       0.45        7.646        619     304,296     84.01      100.00       100.00
11429                        3       598,019       0.44        7.106        643     199,340     82.10       44.26       100.00
Other                    1,641   128,632,757      94.83        8.468        641      78,387     84.37       77.25        96.22
-------------------------------------------------------------------------------------------------------------------------------
Total:                   1,662  $135,642,984     100.00%       8.404%       640     $81,614     84.18%      77.57%       96.17%
===============================================================================================================================


                  Distribution by Remaining Months to Maturity

                                                                                             Weighted
                                               Pct. Of                            Weighted     Avg.
Remaining                                      Pool By     Weighted      Avg.       Avg.     Combined
Months To            Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
Maturity               Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
1 - 180                    482   $16,102,236      11.87%      10.429%       644     $33,407     91.96%      76.72%       96.84%
181 - 240                  180     7,128,914       5.26       10.430        643      39,605     96.71       57.00       100.00
241 - 360                1,000   112,411,834      82.87        7.985        639     112,412     82.27       78.99        95.84
-------------------------------------------------------------------------------------------------------------------------------
Total:                   1,662  $135,642,984     100.00%       8.404%       640     $81,614     84.18%      77.57%       96.17%
===============================================================================================================================


                        Distribution by Amortization Type

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
Amortization         Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
    Type               Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
Fixed                    1,373  $123,894,798      91.34%       8.199%       639     $90,237     82.94%      77.63%       95.85%
15/30 Balloon              272     9,624,461       7.10       11.189        651      35,384     99.46       78.00        99.50
Fixed IO                     5     1,484,060       1.09        6.489        663     296,812     81.90       83.63       100.00
BalloonIO                   12       639,665       0.47       10.542        634      53,305     99.61       45.94       100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                   1,662  $135,642,984     100.00%       8.404%       640     $81,614     84.18%      77.57%       96.17%
===============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - ARM Collateral (1)

Scheduled Principal Balance:                                       $671,973,917

Number of Mortgage Loans:                                                 3,452

Average Scheduled Principal Balance:                                   $194,662

Weighted Average Gross Coupon:                                            7.364%

Weighted Average Net Coupon: (2)                                          6.861%

Weighted Average Current FICO Score:                                        619

Weighted Average Original LTV Ratio:                                      81.06%

Weighted Average Combined Original LTV Ratio:                             81.06%

Weighted Average Stated Remaining Term (months):                            357

Weighted Average Seasoning(months):                                           3

Weighted Average Months to Roll: (3)                                         25

Weighted Average Gross Margin: (3)                                         6.95%

Weighted Average Initial Rate Cap: (3)                                     3.00%

Weighted Average Periodic Rate Cap: (3)                                    1.25%

Weighted Average Gross Maximum Lifetime Rate: (3)                         14.31%


      (1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
      (2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.
      (3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.


                           Distribution by Originator

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
Originator             Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
Acoustic                   180   $33,937,247       5.05%       7.317%       611    $188,540     80.68%      49.23%       93.90%
First NLC                1,692   301,952,835      44.94        7.495        623     178,459     81.28       50.92        98.40
Fremont                  1,580   336,083,836      50.01        7.251        615     212,711     80.90       65.41        92.66
-------------------------------------------------------------------------------------------------------------------------------
Total:                   3,452  $671,973,917     100.00%       7.364%       619    $194,662     81.06%      58.08%       95.30%
===============================================================================================================================


                    Distribution by Current Principal Balance


                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
Current Principal    Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
     Balance           Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below             28    $1,305,922       0.19%       8.936%       581     $46,640     73.44%      69.90%       87.13%
$50,001 - $75,000          224    14,311,091       2.13        8.708        596      63,889     80.50       78.66        86.93
$75,001 - $100,000         389    34,643,452       5.16        7.829        600      89,058     80.02       75.10        94.13
$100,001 - $125,000        418    46,997,765       6.99        7.638        609     112,435     81.43       71.13        91.44
$125,001 - $150,000        428    59,031,932       8.78        7.734        611     137,925     82.03       67.53        94.43
$150,001 - $200,000        648   113,274,314      16.86        7.478        616     174,806     81.26       64.32        94.43
$200,001 - $250,000        475   106,321,937      15.82        7.328        616     223,836     80.52       56.42        96.56
$250,001 - $300,000        286    78,140,134      11.63        7.337        623     273,217     81.63       50.78        97.59
$300,001 - $350,000        206    66,657,071       9.92        7.147        621     323,578     81.66       44.95        97.13
$350,001 - $400,000        153    57,089,258       8.50        7.033        626     373,132     80.55       48.82        97.43
$400,001 & Above           197    94,201,042      14.02        6.878        635     478,178     80.61       51.46        94.76
-------------------------------------------------------------------------------------------------------------------------------
Total:                   3,452  $671,973,917     100.00%       7.364%       619    $194,662     81.06%      58.08%       95.30%
===============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
Current Rate           Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                4    $1,446,053       0.22%       4.907%       643    $361,513     83.89%     100.00%       82.89%
5.00 - 5.49%                35     9,743,089       1.45        5.354        666     278,374     79.57       95.26        96.78
5.50 - 5.99%               136    36,426,625       5.42        5.779        653     267,843     78.08       92.58        97.15
6.00 - 6.49%               292    68,611,053      10.21        6.241        639     234,969     80.41       75.69        97.73
6.50 - 6.99%               659   147,336,079      21.93        6.746        639     223,575     80.55       54.29        96.68
7.00 - 7.49%               542   114,584,636      17.05        7.214        622     211,411     81.69       53.31        94.58
7.50 - 7.99%               754   139,467,857      20.75        7.697        610     184,971     81.45       48.80        93.80
8.00 - 8.49%               364    58,673,853       8.73        8.209        597     161,192     82.43       51.03        94.77
8.50 - 8.99%               332    51,359,899       7.64        8.721        589     154,698     82.75       49.81        93.12
9.00% & Above              334    44,324,772       6.60        9.628        559     132,709     79.80       66.05        95.38
-------------------------------------------------------------------------------------------------------------------------------
Total:                   3,452  $671,973,917     100.00%       7.364%       619    $194,662     81.06%      58.08%       95.30%
===============================================================================================================================


                          Distribution by Credit Score

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
Credit               Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
Score                  Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
740 & Above                 75   $16,533,856       2.46%       6.955%       760    $220,451     84.20%      39.75%       92.36%
720 - 739                   60    14,918,711       2.22        7.009        726     248,645     82.79       36.78        86.84
700 - 719                  122    25,766,174       3.83        7.041        709     211,198     83.48       39.82        92.50
680 - 699                  191    43,506,053       6.47        6.901        689     227,780     82.89       39.38        94.10
660 - 679                  261    54,157,313       8.06        6.996        669     207,499     83.51       45.14        93.38
640 - 659                  405    86,615,477      12.89        6.995        648     213,865     82.90       47.12        94.88
620 - 639                  574   117,713,569      17.52        7.086        629     205,076     81.97       53.07        94.99
600 - 619                  404    72,950,680      10.86        7.251        609     180,571     82.35       71.20        95.08
580 - 599                  384    69,475,984      10.34        7.459        588     180,927     82.32       75.99        96.24
560 - 579                  262    46,893,154       6.98        7.840        569     178,982     78.89       66.63        97.16
540 - 559                  278    48,257,902       7.18        7.974        550     173,590     76.58       68.70        97.11
520 - 539                  240    41,634,359       6.20        8.348        529     173,476     74.33       70.42        98.05
500 - 519                  195    33,462,733       4.98        8.375        509     171,604     75.03       73.47        99.50
499 & Below                  1        87,951       0.01        8.900        499      87,951     67.18      100.00       100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                   3,452  $671,973,917     100.00%       7.364%       619    $194,662     81.06%      58.08%       95.30%
===============================================================================================================================


                              Distribution by Lien

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
Lien                   Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
First                    3,452  $671,973,917     100.00%       7.364%       619    $194,662     81.06%      58.08%       95.30%
-------------------------------------------------------------------------------------------------------------------------------
Total:                   3,452  $671,973,917     100.00%       7.364%       619    $194,662     81.06%      58.08%       95.30%
===============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Combined Original LTV

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
Combined             Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
Original LTV           Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
60.00% & Below             126   $20,597,613       3.07%       7.682%       570    $163,473     50.19%      58.98%       90.55%
60.01 - 70.00%             240    46,609,941       6.94        7.809        568     194,208     66.90       60.08        96.55
70.01 - 80.00%           1,871   377,579,684      56.19        7.176        626     201,806     79.11       46.47        97.65
80.01 - 85.00%             327    58,734,082       8.74        7.439        597     179,615     84.44       74.06        93.50
85.01 - 90.00%             633   123,740,009      18.41        7.411        622     195,482     89.81       81.01        87.71
90.01 - 95.00%              90    16,738,152       2.49        7.626        639     185,979     94.42       81.50       100.00
95.01 - 100.00%            165    27,974,436       4.16        8.404        660     169,542     99.91       61.87        99.69
-------------------------------------------------------------------------------------------------------------------------------
Total:                   3,452  $671,973,917     100.00%       7.364%       619    $194,662     81.06%      58.08%       95.30%
===============================================================================================================================


                          Distribution by Original LTV

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
Original LTV           Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
60.00% & Below             126   $20,597,613       3.07%       7.682%       570    $163,473     50.19%      58.98%       90.55%
60.01 - 70.00%             240    46,609,941       6.94        7.809        568     194,208     66.90       60.08        96.55
70.01 - 80.00%           1,871   377,579,684      56.19        7.176        626     201,806     79.11       46.47        97.65
80.01 - 85.00%             327    58,734,082       8.74        7.439        597     179,615     84.44       74.06        93.50
85.01 - 90.00%             633   123,740,009      18.41        7.411        622     195,482     89.81       81.01        87.71
90.01 - 95.00%              90    16,738,152       2.49        7.626        639     185,979     94.42       81.50       100.00
95.01 - 100.00%            165    27,974,436       4.16        8.404        660     169,542     99.91       61.87        99.69
-------------------------------------------------------------------------------------------------------------------------------
Total:                   3,452  $671,973,917     100.00%       7.364%       619    $194,662     81.06%      58.08%       95.30%
===============================================================================================================================


                          Distribution by Documentation

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
Documentation          Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
Easy                        36    $9,092,047       1.35%       7.574%       572    $252,557     79.25%       0.00%      100.00%
Full                     2,173   390,312,789      58.08        7.249        607     179,619     82.11      100.00        93.85
Limited                     12     1,846,717       0.27        7.208        599     153,893     82.99        0.00        96.77
Stated                   1,231   270,722,364      40.29        7.523        637     219,921     79.60        0.00        97.23
-------------------------------------------------------------------------------------------------------------------------------
Total:                   3,452  $671,973,917     100.00%       7.364%       619    $194,662     81.06%      58.08%       95.30%
===============================================================================================================================


                             Distribution by Purpose

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
Purpose                Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
Purchase                 1,698  $337,260,811      50.19%       7.223%       647    $198,622     82.66%      48.43%       93.81%
Cashout Refi             1,685   322,390,039      47.98        7.510        590     191,329     79.40       67.56        96.87
Rate/Term Refi              69    12,323,067       1.83        7.397        595     178,595     80.55       74.50        95.09
-------------------------------------------------------------------------------------------------------------------------------
Total:                   3,452  $671,973,917     100.00%       7.364%       619    $194,662     81.06%      58.08%       95.30%
===============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Occupancy

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
Occupancy              Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
Owner Occupied           3,256  $640,420,442      95.30%       7.354%       618    $196,689     81.00%      57.20%      100.00%
Non Owner                  183    27,939,746       4.16        7.653        643     152,676     82.57       76.84         0.00
Second Home                 13     3,613,729       0.54        6.879        639     277,979     79.99       70.21         0.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                   3,452  $671,973,917     100.00%       7.364%       619    $194,662     81.06%      58.08%       95.30%
===============================================================================================================================


                          Distribution by Property Type

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
Property             Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
  Type                 Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
Single Family            2,889  $555,219,439      82.63%       7.367%       615    $192,184     81.00%      58.91%       95.98%
2-4 Family                 225    56,939,833       8.47        7.329        643     253,066     80.94       52.70        88.60
Condo                      225    39,266,296       5.84        7.397        637     174,517     81.45       56.15        94.86
Townhouse                   69    12,390,216       1.84        7.352        627     179,568     82.05       49.34        96.61
PUD                         44     8,158,134       1.21        7.234        616     185,412     82.53       61.90        96.40
-------------------------------------------------------------------------------------------------------------------------------
Total:                   3,452  $671,973,917     100.00%       7.364%       619    $194,662     81.06%      58.08%       95.30%
===============================================================================================================================


                              Distribution by State

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
State                  Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
CA                         858  $240,393,204      35.77%       6.996%       631    $280,179     79.18%      45.27%       95.74%
FL                         506    73,070,173      10.87        7.638        614     144,407     82.24       70.98        96.29
IL                         378    66,636,457       9.92        7.577        613     176,287     82.63       63.61        95.33
NY                         136    39,489,301       5.88        7.234        621     290,363     81.54       42.35        94.04
MD                         149    27,640,978       4.11        7.423        610     185,510     80.83       59.13        94.58
NJ                         117    26,777,235       3.98        7.682        608     228,865     79.51       53.80        93.82
VA                          94    18,670,235       2.78        7.398        611     198,620     82.49       68.25        97.94
MA                          79    17,782,587       2.65        7.435        605     225,096     77.58       61.89        96.69
MI                         135    16,635,137       2.48        8.119        607     123,223     84.37       67.85        95.52
NV                          55    12,085,153       1.80        7.257        624     219,730     81.25       70.34        93.66
Other                      945   132,793,458      19.76        7.634        609     140,522     83.08       72.47        94.35
-------------------------------------------------------------------------------------------------------------------------------
Total:                   3,452  $671,973,917     100.00%       7.364%       619    $194,662     81.06%      58.08%       95.30%
===============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                               Distribution by Zip

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
Zip                    Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
94565                       10    $2,930,760       0.44%       6.905%       661    $293,076     81.85%      26.66%      100.00%
95127                        6     2,413,107       0.36        6.402        650     402,184     79.73       33.00       100.00
95407                        7     2,401,372       0.36        7.531        643     343,053     83.66        0.00       100.00
92553                       10     2,109,053       0.31        7.161        631     210,905     82.87       39.13       100.00
92563                        6     2,011,786       0.30        6.694        626     335,298     77.78       69.98       100.00
94513                        6     1,977,576       0.29        6.721        613     329,596     77.42       54.11       100.00
20706                        7     1,964,664       0.29        7.235        643     280,666     87.93       50.96        90.97
92336                        7     1,931,213       0.29        8.068        585     275,888     79.13       51.18       100.00
94531                        5     1,832,893       0.27        7.297        605     366,579     78.88       54.83       100.00
90062                        6     1,735,265       0.26        7.340        656     289,211     80.00       49.87       100.00
Other                    3,382   650,666,229      96.83        7.372        618     192,391     81.06       58.64        95.18
-------------------------------------------------------------------------------------------------------------------------------
Total:                   3,452  $671,973,917     100.00%       7.364%       619    $194,662     81.06%      58.08%       95.30%
===============================================================================================================================


                  Distribution by Remaining Months to Maturity

                                                                                             Weighted
                                               Pct. Of                            Weighted     Avg.
Remaining                                      Pool By     Weighted      Avg.       Avg.     Combined
Months To            Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
Maturity               Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
1 - 180                      1      $103,370       0.02%       7.500%       544    $103,370     60.82%     100.00%      100.00%
241 - 360                3,451   671,870,547      99.98        7.364        619     194,689     81.06       58.08        95.30
-------------------------------------------------------------------------------------------------------------------------------
Total:                   3,452  $671,973,917     100.00%       7.364%       619    $194,662     81.06%      58.08%       95.30%
===============================================================================================================================


                        Distribution by Amortization Type

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
Amortization         Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
    Type               Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
2 Yr ARM                 1,845  $357,266,167      53.17%       7.464%       610    $193,640     81.29%      59.11%       92.87%
3 Yr ARM                   975   152,113,203      22.64        7.737        605     156,014     80.42       65.22        97.41
2 Yr ARM IO                390    96,437,729      14.35        6.721        646     247,276     81.55       67.10        98.92
3 Yr ARM IO                226    62,581,604       9.31        6.893        660     276,910     80.43       20.07        99.31
5 Yr ARM                    16     3,575,215       0.53        7.094        652     223,451     83.38       74.06        81.44
-------------------------------------------------------------------------------------------------------------------------------
Total:                   3,452  $671,973,917     100.00%       7.364%       619    $194,662     81.06%      58.08%       95.30%
===============================================================================================================================


                      Distribution by Initial Periodic Cap

                                                                                             Weighted
                                               Pct. Of                            Weighted     Avg.
Initial                                        Pool By     Weighted      Avg.       Avg.     Combined
Periodic             Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
Cap                    Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
2.00%                        1      $157,391       0.02%       7.750%       664    $157,391    100.00%     100.00%      100.00%
3.00%                    3,451   671,816,526      99.98        7.364        619     194,673     81.06       58.07        95.30
-------------------------------------------------------------------------------------------------------------------------------
Total:                   3,452  $671,973,917     100.00%       7.364%       619    $194,662     81.06%      58.08%       95.30%
===============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Periodic Cap

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
Periodic             Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
Cap                    Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
1.00%                    1,872  $335,890,082      49.99%       7.477%       622    $179,428     81.22%      50.75%       97.95%
1.50%                    1,580   336,083,836      50.01        7.251        615     212,711     80.90       65.41        92.66
-------------------------------------------------------------------------------------------------------------------------------
Total:                   3,452  $671,973,917     100.00%       7.364%       619    $194,662     81.06%      58.08%       95.30%
===============================================================================================================================


                      Distribution by Months to Rate Reset

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
Months To            Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
Rate Reset             Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
1-12                         2      $453,561       0.07%       7.866%       608    $226,780     79.86%     100.00%       34.15%
13 - 24                  2,194   448,028,315      66.67        7.299        618     204,206     81.32       60.89        94.30
25 - 36                  1,234   218,051,269      32.45        7.511        620     176,703     80.49       51.76        97.83
37 - 48                      6     1,865,558       0.28        6.201        657     310,926     81.54       83.32        83.19
49 & Above                  16     3,575,215       0.53        7.094        652     223,451     83.38       74.06        81.44
-------------------------------------------------------------------------------------------------------------------------------
Total:                   3,452  $671,973,917     100.00%       7.364%       619    $194,662     81.06%      58.08%       95.30%
===============================================================================================================================


                        Distribution by Life Maximum Rate

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
Life Maximum         Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
    Rate               Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
11.99% & Below              18    $5,184,684       0.77%       5.361%       666    $288,038     78.67%      89.38%       89.18%
12.00 - 12.49%              43    11,855,385       1.76        5.639        660     275,707     80.42       76.59        99.66
12.50 - 12.99%             173    43,793,893       6.52        5.994        648     253,144     78.83       80.87        97.09
13.00 - 13.49%             300    68,905,222      10.25        6.305        638     229,684     80.51       75.46        97.67
13.50 - 13.99%             643   142,743,540      21.24        6.776        637     221,996     80.60       55.49        96.47
14.00 - 14.49%             533   112,001,025      16.67        7.230        621     210,133     81.68       54.19        94.19
14.50 - 14.99%             743   137,336,342      20.44        7.714        610     184,840     81.41       48.60        93.68
15.00 - 15.49%             358    58,338,920       8.68        8.234        597     162,958     82.13       51.14        95.39
15.50 - 15.99%             326    50,210,834       7.47        8.738        590     154,021     82.82       49.74        93.55
16.00% & Above             315    41,604,072       6.19        9.647        561     132,076     79.94       66.64        95.37
-------------------------------------------------------------------------------------------------------------------------------
Total:                   3,452  $671,973,917     100.00%       7.364%       619    $194,662     81.06%      58.08%       95.30%
===============================================================================================================================


                             Distribution by Margin

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
Margin                 Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                5      $955,343       0.14%       6.303%       615    $191,069     79.78%      44.93%      100.00%
5.00 - 5.49%                91    18,894,972       2.81        6.528        660     207,637     81.37       44.07        93.08
5.50 - 5.99%               238    43,653,376       6.50        7.018        630     183,418     81.73       62.48        97.08
6.00 - 6.49%               267    56,120,751       8.35        6.546        644     210,190     79.95       47.70        99.24
6.50 - 6.99%             1,904   400,882,031      59.66        7.270        618     210,547     80.75       60.15        93.74
7.00% & Above              947   151,467,443      22.54        8.127        602     159,945     82.06       57.03        97.73
-------------------------------------------------------------------------------------------------------------------------------
Total:                   3,452  $671,973,917     100.00%       7.364%       619    $194,662     81.06%      58.08%       95.30%
===============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   Group I Mortgage Loans - All Collateral(1)

Scheduled Principal Balance:                                       $400,291,358

Number of Mortgage Loans:                                                 2,742

Average Scheduled Principal Balance:                                   $145,985

Weighted Average Gross Coupon:                                            7.553%

Weighted Average Net Coupon: (2)                                          7.050%

Weighted Average Current FICO Score:                                        622

Weighted Average Original LTV Ratio:                                      76.86%

Weighted Average Combined Original LTV Ratio:                             81.57%

Weighted Average Stated Remaining Term (months):                            352

Weighted Average Seasoning(months):                                           3

Weighted Average Months to Roll: (3)                                         25

Weighted Average Gross Margin: (3)                                         6.94%

Weighted Average Initial Rate Cap: (3)                                     3.00%

Weighted Average Periodic Rate Cap: (3)                                    1.24%

Weighted Average Gross Maximum Lifetime Rate: (3)                         14.32%


      (4) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
      (5) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.
      (6) Represents the weighted average of the adjustable rate mortgage loans i n the mortgage pool.



                           Distribution by Originator

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
Originator             Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
Acoustic                   120   $19,990,573       4.99%       7.335%       621    $166,588     81.42%      50.85%       93.23%
First NLC                1,327   180,737,308      45.15        7.692        626     136,200     82.24       56.25        98.24
Fremont                  1,295   199,563,478      49.85        7.448        620     154,103     80.98       71.32        93.44
-------------------------------------------------------------------------------------------------------------------------------
Total:                   2,742  $400,291,358     100.00%       7.553%       622    $145,985     81.57%      63.49%       95.60%
===============================================================================================================================


                    Distribution by Current Principal Balance


                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
Current Principal    Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
     Balance           Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below            430   $13,087,009       3.27%      10.743%       643     $30,435     96.44%      69.47%       97.97%
$50,001 - $75,000          262    16,427,132       4.10        9.376        623      62,699     86.92       71.63        91.09
$75,001 - $100,000         306    26,950,547       6.73        8.118        610      88,074     81.45       73.95        93.46
$100,001 - $125,000        281    31,748,177       7.93        7.680        614     112,983     81.26       72.42        92.28
$125,001 - $150,000        294    40,479,502      10.11        7.704        616     137,685     80.76       66.18        97.32
$150,001 - $200,000        455    79,475,434      19.85        7.343        622     174,671     80.84       70.84        94.67
$200,001 - $250,000        320    71,840,490      17.95        7.227        621     224,502     80.77       60.06        96.76
$250,001 - $300,000        208    56,749,778      14.18        7.261        624     272,835     80.81       55.03        97.23
$300,001 - $350,000        141    45,592,315      11.39        6.988        627     323,350     80.89       45.12        97.21
$350,001 - $400,000         28    10,123,291       2.53        6.731        617     361,546     76.30       67.07        92.68
$400,001 & Above            17     7,817,683       1.95        6.729        689     459,864     82.36       70.97        94.36
-------------------------------------------------------------------------------------------------------------------------------
Total:                   2,742  $400,291,358     100.00%       7.553%       622    $145,985     81.57%      63.49%       95.60%
===============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
Current Rate           Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                3      $634,381       0.16%       4.785%       667    $211,460     89.73%     100.00%       60.99%
5.00 - 5.49%                22     5,398,667       1.35        5.373        671     245,394     77.87       97.35        94.19
5.50 - 5.99%                87    18,944,455       4.73        5.765        661     217,752     78.01       90.96        97.99
6.00 - 6.49%               223    45,704,270      11.42        6.240        643     204,952     78.85       81.79        96.59
6.50 - 6.99%               485    93,604,136      23.38        6.758        639     192,998     80.06       59.36        97.07
7.00 - 7.49%               342    61,540,354      15.37        7.206        622     179,943     81.04       61.61        95.65
7.50 - 7.99%               390    62,809,318      15.69        7.697        612     161,050     81.62       56.89        92.49
8.00 - 8.49%               181    27,012,614       6.75        8.218        597     149,241     82.90       55.46        94.67
8.50 - 8.99%               249    34,140,343       8.53        8.733        597     137,110     82.86       49.27        93.89
9.00% & Above              760    50,502,821      12.62       10.242        597      66,451     87.46       64.62        97.13
-------------------------------------------------------------------------------------------------------------------------------
Total:                   2,742  $400,291,358     100.00%       7.553%       622    $145,985     81.57%      63.49%       95.60%
===============================================================================================================================


                          Distribution by Credit Score

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
Credit               Number of   Principal    By PrincipalAvg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
Score                  Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
740 & Above                 76   $12,428,892       3.10%       7.008%       759    $163,538     85.26%      53.41%       92.75%
720 - 739                   64     9,972,047       2.49        7.373        727     155,813     84.37       49.54        81.86
700 - 719                  104    14,991,848       3.75        7.146        709     144,152     83.13       46.38        92.91
680 - 699                  179    28,131,860       7.03        7.082        689     157,161     84.18       48.06        91.90
660 - 679                  248    33,902,351       8.47        7.242        669     136,703     84.07       48.25        95.78
640 - 659                  357    50,749,842      12.68        7.242        648     142,156     83.84       58.21        96.62
620 - 639                  501    71,139,517      17.77        7.474        629     141,995     83.56       59.03        96.42
600 - 619                  337    44,762,851      11.18        7.456        609     132,827     81.59       77.23        96.01
580 - 599                  287    42,703,255      10.67        7.574        588     148,792     81.61       79.17        96.39
560 - 579                  175    28,011,871       7.00        7.914        570     160,068     77.76       70.98        96.38
540 - 559                  174    25,215,843       6.30        8.090        551     144,919     76.56       70.94        98.69
520 - 539                  141    22,684,476       5.67        8.551        530     160,883     73.62       73.78        96.60
500 - 519                   99    15,596,704       3.90        8.637        509     157,542     75.05       72.58        97.28
-------------------------------------------------------------------------------------------------------------------------------
Total:                   2,742  $400,291,358     100.00%       7.553%       622    $145,985     81.57%      63.49%       95.60%
===============================================================================================================================


                              Distribution by Lien

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
Lien                   Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
First                    2,178  $376,731,811      94.11%       7.356%       621    $172,971     80.47%      63.51%       95.37%
Second                     564    23,559,547       5.89       10.702        651      41,772     99.21       63.21        99.25
-------------------------------------------------------------------------------------------------------------------------------
Total:                   2,742  $400,291,358     100.00%       7.553%       622    $145,985     81.57%      63.49%       95.60%
===============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Combined Original LTV

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
Combined             Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
Original LTV           Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
60.00% & Below             108   $15,586,994       3.89%       7.625%       585    $144,324     49.71%      62.70%       88.21%
60.01 - 70.00%             180    29,931,015       7.48        7.863        578     166,283     66.42       64.04        96.45
70.01 - 80.00%           1,141   204,676,284      51.13        7.121        627     179,383     79.05       53.84        97.41
80.01 - 85.00%             217    35,998,156       8.99        7.496        606     165,890     84.44       77.99        94.78
85.01 - 90.00%             392    66,673,699      16.66        7.452        627     170,086     89.80       81.36        89.10
90.01 - 95.00%             131    10,966,758       2.74        8.116        636      83,716     94.60       86.30        98.67
95.01 - 100.00%            573    36,458,453       9.11        9.761        654      63,627     99.95       63.72        99.67
-------------------------------------------------------------------------------------------------------------------------------
Total:                   2,742  $400,291,358     100.00%       7.553%       622    $145,985     81.57%      63.49%       95.60%
===============================================================================================================================


                          Distribution by Original LTV

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
Original LTV           Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
60.00% & Below             672   $39,146,541       9.78%       9.477%       625     $58,254     79.50%      63.01%       94.85%
60.01 - 70.00%             180    29,931,015       7.48        7.863        578     166,283     66.42       64.04        96.45
70.01 - 80.00%           1,139   204,461,294      51.08        7.118        627     179,509     79.05       53.79        97.41
80.01 - 85.00%             216    35,926,287       8.98        7.494        606     166,325     84.44       77.95        94.77
85.01 - 90.00%             384    66,258,451      16.55        7.438        627     172,548     89.79       81.69        89.03
90.01 - 95.00%              57     9,389,968       2.35        7.672        631     164,736     94.55       88.21       100.00
95.01 - 100.00%             94    15,177,802       3.79        8.395        658     161,466     99.94       65.37        99.43
-------------------------------------------------------------------------------------------------------------------------------
Total:                   2,742  $400,291,358     100.00%       7.553%       622    $145,985     81.57%      63.49%       95.60%
===============================================================================================================================


                          Distribution by Documentation

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
Documentation          Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
Full                     1,845  $254,155,178      63.49%       7.421%       614    $137,753     82.23%     100.00%       94.89%
Stated                     872   140,740,805      35.16        7.802        638     161,400     80.48        0.00        96.80
Easy                        19     4,225,823       1.06        7.431        594     222,412     77.58        0.00        97.05
Limited                      6     1,169,553       0.29        6.717        612     194,925     82.38        0.00       100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                   2,742  $400,291,358     100.00%       7.553%       622    $145,985     81.57%      63.49%       95.60%
===============================================================================================================================


                             Distribution by Purpose


                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
Purpose                Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
Purchase                 1,475  $196,589,794      49.11%       7.545%       648    $133,281     84.07%      52.88%       94.38%
Cashout Refi             1,217   196,301,107      49.04        7.562        597     161,299     79.08       73.61        96.77
Rate/Term Refi              50     7,400,457       1.85        7.518        599     148,009     81.18       77.26        97.02
-------------------------------------------------------------------------------------------------------------------------------
Total:                   2,742  $400,291,358     100.00%       7.553%       622    $145,985     81.57%      63.49%       95.60%
===============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Occupancy

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
Occupancy              Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
Owner Occupied           2,606  $382,675,823      95.60%       7.552%       621    $146,844     81.63%      63.02%      100.00%
Non Owner                  126    16,208,168       4.05        7.614        647     128,636     80.39       75.14         0.00
Second Home                 10     1,407,367       0.35        7.129        637     140,737     78.84       57.32         0.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                   2,742  $400,291,358     100.00%       7.553%       622    $145,985     81.57%      63.49%       95.60%
===============================================================================================================================


                          Distribution by Property Type

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
Property             Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
  Type                 Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
Single Family            2,241  $319,268,214      79.76%       7.576%       618    $142,467     81.54%      64.33%       96.28%
2-4 Family                 202    43,110,261      10.77        7.347        642     213,417     80.44       58.83        90.32
Condo                      208    24,367,098       6.09        7.707        637     117,150     82.81       61.45        96.07
Townhouse                   58     8,386,505       2.10        7.505        629     144,595     83.95       58.10        94.99
PUD                         33     5,159,281       1.29        7.204        624     156,342     83.14       69.13        96.55
-------------------------------------------------------------------------------------------------------------------------------
Total:                   2,742  $400,291,358     100.00%       7.553%       622    $145,985     81.57%      63.49%       95.60%
===============================================================================================================================


                              Distribution by State

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
State                  Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
CA                         619  $119,172,282      29.77%       7.220%       637    $192,524     79.50%      49.85%       95.10%
FL                         462    52,298,213      13.07        7.858        617     113,200     82.49       73.45        96.21
IL                         271    40,632,983      10.15        7.653        616     149,937     82.89       65.14        96.75
NY                         112    24,683,019       6.17        7.311        620     220,384     80.17       52.58        95.32
MD                         119    17,836,568       4.46        7.519        611     149,887     81.02       64.30        94.97
NJ                          83    16,084,618       4.02        7.628        605     193,791     77.42       59.44        97.25
MI                         107    11,456,731       2.86        8.265        608     107,072     85.24       67.97        96.45
MA                          59    10,793,468       2.70        7.467        614     182,940     76.69       57.03        95.62
VA                          67    10,319,520       2.58        7.558        623     154,023     82.37       76.13        96.36
GA                          62     7,229,565       1.81        7.767        623     116,606     85.37       69.98        81.39
Other                      781    89,784,389      22.43        7.733        619     114,961     84.14       76.85        96.24
-------------------------------------------------------------------------------------------------------------------------------
Total:                   2,742  $400,291,358     100.00%       7.553%       622    $145,985     81.57%      63.49%       95.60%
===============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                               Distribution by Zip

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
Zip                    Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
94565                        8    $2,242,760       0.56%       6.873%       661    $280,345     82.42%      34.83%      100.00%
11422                        5     1,799,469       0.45        7.102        622     359,894     83.92       35.88       100.00
92553                        9     1,693,862       0.42        7.172        633     188,207     81.43       49.42       100.00
92563                        6     1,659,715       0.41        7.059        610     276,619     78.27       63.61       100.00
90062                        5     1,545,438       0.39        7.505        662     309,088     80.00       43.71       100.00
93635                        7     1,362,348       0.34        7.203        659     194,621     80.02       37.54       100.00
90640                        4     1,276,587       0.32        6.783        689     319,147     77.19       85.27       100.00
33196                        6     1,199,712       0.30        7.111        643     199,952     88.35       84.44       100.00
92504                        6     1,106,650       0.28        6.502        657     184,442     82.31       79.70       100.00
94509                        4     1,105,325       0.28        7.202        647     276,331     82.44       24.37       100.00
Other                    2,682   385,299,493      96.25        7.572        622     143,661     81.57       63.95        95.43
-------------------------------------------------------------------------------------------------------------------------------
Total:                   2,742  $400,291,358     100.00%       7.553%       622    $145,985     81.57%      63.49%       95.60%
===============================================================================================================================


                  Distribution by Remaining Months to Maturity

                                                                                             Weighted
                                               Pct. Of                            Weighted     Avg.
Remaining                                      Pool By     Weighted      Avg.       Avg.     Combined
Months To            Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
Maturity               Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
1 - 180                    211    $7,759,283       1.94%      10.032%       645     $36,774     90.47%      76.23%       95.71%
181 - 240                   86     3,522,280       0.88       10.117        649      40,957     95.80       53.00       100.00
241 - 360                2,445   389,009,795      97.18        7.480        622     159,104     81.26       63.33        95.56
-------------------------------------------------------------------------------------------------------------------------------
Total:                   2,742  $400,291,358     100.00%       7.553%       622    $145,985     81.57%      63.49%       95.60%
===============================================================================================================================


                        Distribution by Amortization Type

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
Amortization         Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
    Type               Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
2 Yr ARM                 1,024  $178,537,095      44.60%       7.470%       610    $174,353     80.90%      61.84%       93.22%
3 Yr ARM                   543    78,293,663      19.56        7.775        603     144,187     80.45       67.90        97.69
Fixed                      693    59,357,581      14.83        8.317        641      85,653     84.22       75.14        96.58
2 Yr ARM IO                228    47,723,342      11.92        6.710        646     209,313     81.79       71.21        98.13
3 Yr ARM IO                123    30,138,474       7.53        6.817        666     245,028     80.22       24.07        98.96
15/30 Balloon              121     4,346,768       1.09       11.055        654      35,924     99.29       79.07        99.26
5 Yr ARM                     4     1,103,835       0.28        6.597        683     275,959     80.64       77.59        60.06
Fixed IO                     3       674,000       0.17        7.350        607     224,667     84.19       63.95       100.00
Balloon IO                   3       116,600       0.03       10.424        625      38,867    100.00       21.96       100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                   2,742  $400,291,358     100.00%       7.553%       622    $145,985     81.57%      63.49%       95.60%
===============================================================================================================================


                      Distribution by Initial Periodic Cap

                                                                                             Weighted
                                               Pct. Of                            Weighted     Avg.
Initial                                        Pool By     Weighted      Avg.       Avg.     Combined
Periodic             Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
Cap                    Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
3.00%                    1,922  $335,796,409      83.89%       7.372%       619    $174,712     80.86%      61.25%       95.37%
N/A                        820    64,494,949      16.11        8.495        641      78,652     85.26       75.19        96.80
-------------------------------------------------------------------------------------------------------------------------------
Total:                   2,742  $400,291,358     100.00%       7.553%       622    $145,985     81.57%      63.49%       95.60%
===============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Periodic Cap


                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
Periodic             Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
Cap                    Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
1.00%                    1,049  $173,197,001      43.27%       7.469%       623    $165,107     81.38%      54.02%       97.62%
1.50%                      873   162,599,407      40.62        7.268        615     186,254     80.31       68.94        92.97
N/A                        820    64,494,949      16.11        8.495        641      78,652     85.26       75.19        96.80
-------------------------------------------------------------------------------------------------------------------------------
Total:                   2,742  $400,291,358     100.00%       7.553%       622    $145,985     81.57%      63.49%       95.60%
===============================================================================================================================


                      Distribution by Months to Rate Reset

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
Months To            Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
Rate Reset             Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
1-12                         1      $154,876       0.04%       7.125%       580    $154,876     60.31%     100.00%      100.00%
13 - 24                  1,226   222,933,873      55.69        7.303        618     181,838     81.07       63.97        94.39
25 - 36                    687   110,251,267      27.54        7.532        619     160,482     80.46       55.32        97.92
37 - 48                      4     1,352,558       0.34        6.381        672     338,140     82.12       76.99        76.82
49 & Above                   4     1,103,835       0.28        6.597        683     275,959     80.64       77.59        60.06
N/A                        820    64,494,949      16.11        8.495        641      78,652     85.26       75.19        96.80
-------------------------------------------------------------------------------------------------------------------------------
Total:                   2,742  $400,291,358     100.00%       7.553%       622    $145,985     81.57%      63.49%       95.60%
===============================================================================================================================


                        Distribution by Life Maximum Rate

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
Life Maximum         Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
    Rate               Loans      Balance      Balance      Coupon       FICO     Balan ce     LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
11.99% & Below              11    $2,724,201       0.68%       5.400%       685    $247,655     77.47%      90.64%       79.41%
12.00 - 12.49%              26     6,344,459       1.58        5.638        663     244,018     79.08       80.73        99.36
12.50 - 12.99%             111    23,349,982       5.83        6.064        652     210,360     79.36       74.51        98.37
13.00 - 13.49%             189    37,937,300       9.48        6.289        640     200,726     80.42       78.83        96.71
13.50 - 13.99%             398    77,162,877      19.28        6.774        637     193,877     80.89       58.24        96.68
14.00 - 14.49%             303    54,953,732      13.73        7.212        620     181,365     81.10       60.12        95.01
14.50 - 14.99%             332    55,456,831      13.85        7.724        609     167,039     81.60       52.80        92.05
15.00 - 15.49%             155    23,166,216       5.79        8.258        590     149,459     81.90       54.53        95.75
15.50 - 15.99%             187    28,520,595       7.12        8.769        593     152,517     82.45       44.92        94.70
16.00% & Above             210    26,180,215       6.54        9.777        560     124,668     78.82       68.98        95.76
N/A                        820    64,494,949      16.11        8.495        641      78,652     85.26       75.19        96.80
-------------------------------------------------------------------------------------------------------------------------------
Total:                   2,742  $400,291,358     100.00%       7.553%       622    $145,985     81.57%      63.49%       95.60%
===============================================================================================================================


                             Distribution by Margin

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
Margin                 Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                3      $485,178       0.12%       6.954%       618    $161,726     79.81%       8.24%      100.00%
5.00 - 5.49%                57    10,796,272       2.70        6.484        669     189,408     81.46       45.25        92.16
5.50 - 5.99%               144    25,164,915       6.29        6.957        635     174,756     81.68       63.07        97.23
6.00 - 6.49%               154    28,557,302       7.13        6.476        650     185,437     80.16       48.63        99.01
6.50 - 6.99%             1,082   200,197,234      50.01        7.286        618     185,025     80.34       63.52        94.17
7.00% & Above              482    70,595,506      17.64        8.262        596     146,464     82.25       62.07        97.08
N/A                        820    64,494,949      16.11        8.495        641      78,652     85.26       75.19        96.80
-------------------------------------------------------------------------------------------------------------------------------
Total:                   2,742  $400,291,358     100.00%       7.553%       622    $145,985     81.57%      63.49%       95.60%
===============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                Group1 Mortgage Loans - Fixed Rate Collateral(1)

Scheduled Principal Balance:                                        $64,494,949

Number of Mortgage Loans:                                                   820

Average Scheduled Principal Balance:                                    $78,652

Weighted Average Gross Coupon:                                            8.495%

Weighted Average Net Coupon: (2)                                          7.992%

Weighted Average Current FICO Score:                                        641

Weighted Average Original LTV Ratio:                                      56.00%

Weighted Average Combined Original LTV Ratio:                             85.26%

Weighted Average Stated Remaining Term (months):                            328

Weighted Average Seasoning(months):                                           3

      (1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

      (2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

                           Distribution by Originator

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
   Originator          Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 Acoustic                   12    $1,085,615       1.68%       8.356%       613     $90,468     89.37%      58.58%      100.00%
 First NLC                 386    26,445,264      41.00        8.858        642      68,511     86.95       66.70        98.48
 Fremont                   422    36,964,071      57.31        8.239        641      87,593     83.93       81.76        95.51
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                    820   $64,494,949     100.00%       8.495%       641     $78,652     85.26%      75.19%       96.80%
 ==============================================================================================================================


                    Distribution by Current Principal Balance

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
 Current Principal   Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full     Owner
      Balance          Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 $50,000 & Below           408   $12,040,069      18.67%      10.904%       649     $29,510     98.70%      70.08%       98.52%
 $50,001 - $75,000         125     7,629,545      11.83       10.059        650      61,036     95.46       64.80        97.70
 $75,001 - $100,000         78     6,760,960      10.48        8.909        637      86,679     86.08       70.73        93.32
 $100,001 - $125,000        46     5,203,710       8.07        8.404        618     113,124     81.40       80.76        97.61
 $125,001 - $150,000        39     5,310,055       8.23        8.031        638     136,155     80.39       72.35       100.00
 $150,001 - $200,000        63    11,005,572      17.06        7.092        639     174,692     76.12       88.74        92.03
 $200,001 - $250,000        26     5,759,179       8.93        6.961        639     221,507     78.94       84.42       100.00
 $250,001 - $300,000        20     5,464,358       8.47        7.076        633     273,218     79.21       74.83        95.31
 $300,001 - $350,000        11     3,584,559       5.56        6.929        648     325,869     80.36       62.17       100.00
 $350,001 - $400,000         2       744,611       1.15        6.785        645     372,305     67.97       47.08       100.00
 $400,001 & Above            2       992,333       1.54        6.598        690     496,166     86.65      100.00       100.00
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                    820   $64,494,949     100.00%       8.495%       641     $78,652     85.26%      75.19%       96.80%
 ==============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
   Current Rate        Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 4.99% & Below               1       $72,464       0.11%       4.625%       694     $72,464     87.65%     100.00%      100.00%
 5.00 - 5.49%                1       191,458       0.30        5.250        653     191,458     80.00      100.00       100.00
 5.50 - 5.99%                6     1,206,660       1.87        5.813        711     201,110     76.19       76.62       100.00
 6.00 - 6.49%               36     7,490,921      11.61        6.273        655     208,081     71.86       95.51        95.22
 6.50 - 6.99%               62    11,163,555      17.31        6.753        640     180,057     74.31       86.52        96.96
 7.00 - 7.49%               32     5,224,076       8.10        7.214        639     163,252     79.17       88.66        97.62
 7.50 - 7.99%               58     7,177,270      11.13        7.665        631     123,746     81.21       84.41        93.79
 8.00 - 8.49%               28     4,227,143       6.55        8.228        624     150,969     86.64       63.91        95.75
 8.50 - 8.99%               61     5,343,197       8.28        8.717        619      87,593     85.46       69.57        93.35
 9.00% & Above             535    22,398,206      34.73       10.854        645      41,866     98.14       59.76        98.84
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                    820   $64,494,949     100.00%       8.495%       641     $78,652     85.26%      75.19%       96.80%
 ==============================================================================================================================


                          Distribution by Credit Score

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
  Credit             Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
   Score               Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 740 & Above                26    $1,950,752       3.02%       7.927%       765     $75,029     89.46%      83.06%      100.00%
 720 - 739                  30     2,663,449       4.13        8.265        728      88,782     89.54       59.00        90.12
 700 - 719                  37     2,722,247       4.22        8.369        710      73,574     86.73       74.30        90.17
 680 - 699                  72     6,200,171       9.61        7.756        690      86,113     88.59       68.53        92.84
 660 - 679                 100     7,427,664      11.52        8.300        668      74,277     87.73       62.43        99.54
 640 - 659                 137    10,611,164      16.45        8.452        649      77,454     86.74       77.41        99.22
 620 - 639                 186    13,279,736      20.59        9.347        628      71,396     89.76       66.25        98.05
 600 - 619                 113     8,291,096      12.86        8.544        610      73,373     81.37       90.52        96.52
 580 - 599                  61     5,701,608       8.84        8.159        588      93,469     79.07       93.63        97.06
 560 - 579                  26     2,642,891       4.10        8.096        570     101,650     74.57       80.45       100.00
 540 - 559                  17     1,165,249       1.81        8.369        552      68,544     73.02       85.38       100.00
 520 - 539                  10     1,288,992       2.00        8.357        531     128,899     69.90       87.40       100.00
 500 - 519                   5       549,932       0.85        8.721        511     109,986     70.46       53.37        53.37
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                    820   $64,494,949     100.00%       8.495%       641     $78,652     85.26%      75.19%       96.80%
 ==============================================================================================================================


                              Distribution by Lien

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
      Lien             Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 First                     256   $40,935,403      63.47%       7.225%       635    $159,904     77.23%      82.09%       95.40%
 Second                    564    23,559,547      36.53       10.702        651      41,772     99.21       63.21        99.25
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                    820   $64,494,949     100.00%       8.495%       641     $78,652     85.26%      75.19%       96.80%
 ==============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Combined Original LTV

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
     Combined        Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
   Original LTV        Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 60.00% & Below             34    $4,898,705       7.60%       6.909%       624    $144,080     49.86%      83.37%       89.52%
 60.01 - 70.00%             40     5,852,465       9.07        7.211        605     146,312     66.02       77.08        94.74
 70.01 - 80.00%             92    14,733,590      22.84        7.123        630     160,148     77.46       84.35        97.94
 80.01 - 85.00%             30     5,247,294       8.14        7.199        657     174,910     84.43       84.96        96.49
 85.01 - 90.00%             52     7,492,080      11.62        7.706        649     144,078     89.77       79.23        92.30
 90.01 - 95.00%             80     2,844,408       4.41        9.493        665      35,555     94.92       69.03        94.89
 95.01 - 100.00%           492    23,426,407      36.32       10.432        652      47,615     99.95       64.52        99.86
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                    820   $64,494,949     100.00%       8.495%       641     $78,652     85.26%      75.19%       96.80%
 ==============================================================================================================================


                          Distribution by Original LTV

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
   Original LTV        Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 60.00% & Below            598   $28,458,252      44.12%      10.049%       647     $47,589     90.72%      66.68%       97.57%
 60.01 - 70.00%             40     5,852,465       9.07        7.211        605     146,312     66.02       77.08        94.74
 70.01 - 80.00%             90    14,518,601      22.51        7.086        631     161,318     77.43       84.12        97.91
 80.01 - 85.00%             29     5,175,425       8.02        7.181        657     178,463     84.43       84.76        96.45
 85.01 - 90.00%             44     7,076,832      10.97        7.587        647     160,837     89.76       82.25        91.85
 90.01 - 95.00%              6     1,267,619       1.97        7.913        663     211,270     94.99       61.73       100.00
 95.01 - 100.00%            13     2,145,756       3.33        7.425        664     165,058     99.84       84.15       100.00
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                    820   $64,494,949     100.00%       8.495%       641     $78,652     85.26%      75.19%       96.80%
 ==============================================================================================================================


                          Distribution by Documentation

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
   Documentation       Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 Full                      599   $48,496,269      75.19%       8.101%       638     $80,962     83.98%     100.00%       96.70%
 Stated                    217    15,131,780      23.46        9.859        651      69,732     90.33        0.00        97.76
 Easy                        4       866,900       1.34        6.756        661     216,725     68.73        0.00        85.63
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                    820   $64,494,949     100.00%       8.495%       641     $78,652     85.26%      75.19%       96.80%
 ==============================================================================================================================


                             Distribution by Purpose

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
     Purpose           Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 Cashout Refi              274   $33,878,116      52.53%       7.559%       630    $123,643     78.04%      86.37%       98.25%
 Purchase                  535    29,299,410      45.43        9.628        654      54,765     93.57       61.61        94.99
 Rate/Term Refi             11     1,317,423       2.04        7.364        631     119,766     86.19       90.04       100.00
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                    820   $64,494,949     100.00%       8.495%       641     $78,652     85.26%      75.19%       96.80%
 ==============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Occupancy

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
     Occupancy         Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 Owner Occupied            791   $62,432,163      96.80%       8.517%       641     $78,928     85.57%      75.12%      100.00%
 Non Owner                  25     1,589,586       2.46        7.939        651      63,583     76.77       78.68         0.00
 Second Home                 4       473,200       0.73        7.513        631     118,300     72.84       73.67         0.00
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                    820   $64,494,949     100.00%       8.495%       641     $78,652     85.26%      75.19%       96.80%
 ==============================================================================================================================


                          Distribution by Property Type

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
 Property            Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
   Type                Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 Single Family             658   $50,988,236      79.06%       8.479%       637     $77,490     85.23%      77.80%       97.25%
 2-4 Family                 66     8,285,645      12.85        7.935        660     125,540     82.32       62.63        92.35
 Condo                      78     4,253,214       6.59        9.457        652      54,528     89.83       69.57        99.34
 Townhouse                  14       743,058       1.15       10.091        646      53,076     92.41       61.05       100.00
 PUD                         4       224,797       0.35        9.298        602      56,199     89.84      100.00       100.00
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                    820   $64,494,949     100.00%       8.495%       641     $78,652     85.26%      75.19%       96.80%
 ==============================================================================================================================


                              Distribution by State

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
     State             Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 CA                        187   $18,292,620      28.36%       8.440%       648     $97,821     85.92%      69.92%       96.31%
 FL                        172    11,712,103      18.16        8.679        634      68,094     83.66       77.48        97.67
 NY                         41     6,816,307      10.57        7.637        641     166,251     79.39       77.32        93.84
 IL                         53     3,646,250       5.65        8.848        624      68,797     85.35       76.24        97.47
 MD                         30     2,445,256       3.79        8.410        647      81,509     83.63       74.14       100.00
 NJ                         20     2,340,049       3.63        7.492        624     117,002     73.86       76.46        99.27
 PA                         29     1,883,192       2.92        8.352        651      64,938     91.07       87.34        86.72
 VA                         20     1,492,863       2.31        8.653        657      74,643     82.88       87.43        93.38
 WA                         22     1,489,829       2.31        8.430        647      67,719     90.44       78.85        99.63
 RI                         10     1,214,505       1.88        8.461        652     121,450     85.62       74.04       100.00
 Other                     236    13,161,976      20.41        8.962        639      55,771     89.94       75.64        98.23
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                    820   $64,494,949     100.00%       8.495%       641     $78,652     85.26%      75.19%       96.80%
 ==============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                               Distribution by Zip

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
      Zip              Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 33414                       3      $758,560       1.18%       7.674%       648    $252,853     77.26%      48.06%      100.00%
 11422                       2       657,839       1.02        7.678        623     328,919     84.20       48.52       100.00
 10570                       1       498,569       0.77        6.250        682     498,569     83.33      100.00       100.00
 11212                       1       493,764       0.77        6.950        699     493,764     90.00      100.00       100.00
 92504                       3       435,496       0.68        6.846        641     145,165     83.30      100.00       100.00
 11207                       2       430,984       0.67        7.832        550     215,492     61.62       40.50        40.50
 33157                       3       422,939       0.66        7.991        647     140,980     97.56      100.00       100.00
 07043                       2       418,287       0.65        6.888        650     209,143     79.91       19.62       100.00
 91733                       2       394,003       0.61        6.931        624     197,002     65.75       45.55       100.00
 92377                       2       382,800       0.59        8.147        645     191,400    100.00       86.01       100.00
 Other                     799    59,601,708      92.41        8.590        641      74,595     85.52       75.83        96.97
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                    820   $64,494,949     100.00%       8.495%       641     $78,652     85.26%      75.19%       96.80%
 ==============================================================================================================================


                  Distribution by Remaining Months to Maturity

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
   Remaining                                   Pool By     Weighted      Avg.       Avg.     Combined
   Months To         Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
    Maturity           Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 1 - 180                   211    $7,759,283      12.03%      10.032%       645     $36,774     90.47%      76.23%       95.71%
 181 - 240                  86     3,522,280       5.46       10.117        649      40,957     95.80       53.00       100.00
 241 - 360                 523    53,213,386      82.51        8.164        640     101,746     83.80       76.51        96.75
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                    820   $64,494,949     100.00%       8.495%       641     $78,652     85.26%      75.19%       96.80%
 ==============================================================================================================================


                        Distribution by Amortization Type

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
  Amortization       Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
      Type             Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 Fixed                     693   $59,357,581      92.03%       8.317%       641     $85,653     84.22%      75.14%       96.58%
 15/30 Balloon             121     4,346,768       6.74       11.055        654      35,924     99.29       79.07        99.26
 Fixed IO                    3       674,000       1.05        7.350        607     224,667     84.19       63.95       100.00
 Balloon IO                  3       116,600       0.18       10.424        625      38,867    100.00       21.96       100.00
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                    820   $64,494,949     100.00%       8.495%       641     $78,652     85.26%      75.19%       96.80%
 ==============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         Group1 Mortgage Loans - ARM (1)

Scheduled Principal Balance:                                       $335,796,409

Number of Mortgage Loans:                                                 1,922

Average Scheduled Principal Balance:                                   $174,712

Weighted Average Gross Coupon:                                            7.372%

Weighted Average Net Coupon: (2)                                          6.869%

Weighted Average Current FICO Score:                                        619

Weighted Average Original LTV Ratio:                                      80.86%

Weighted Average Combined Original LTV Ratio:                             80.86%

Weighted Average Stated Remaining Term (months):                            357

Weighted Average Seasoning(months):                                           3

Weighted Average Months to Roll: (3)                                         25

Weighted Average Gross Margin: (3)                                         6.94%

Weighted Average Initial Rate Cap: (3)                                     3.00%

Weighted Average Periodic Rate Cap: (3)                                    1.24%

Weighted Average Gross Maximum Lifetime Rate: (3)                         14.32%

      (1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
      (2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.
      (3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.


                           Distribution by Originator

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
   Originator          Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 Acoustic                  108   $18,904,958       5.63%       7.277%       622    $175,046     80.97%      50.40%       92.85%
 First NLC                 941   154,292,044      45.95        7.493        623     163,966     81.43       54.46        98.20
 Fremont                   873   162,599,407      48.42        7.268        615     186,254     80.31       68.94        92.97
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,922  $335,796,409     100.00%       7.372%       619    $174,712     80.86%      61.25%       95.37%
 ==============================================================================================================================


                    Distribution by Current Principal Balance

                                                                                              Weighted
                                                Pct. Of                 Weighted                Avg.
                                                Pool By     Weighted      Avg.       Avg.     Combined
  Current Principal   Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full     Owner
       Balance          Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 $50,000 & Below             22    $1,046,941       0.31%       8.883%       582     $47,588     70.41%      62.45%       91.65%
 $50,001 - $75,000          137     8,797,588       2.62        8.784        599      64,216     79.52       77.56        85.35
 $75,001 - $100,000         228    20,189,587       6.01        7.853        601      88,551     79.90       75.03        93.51
 $100,001 - $125,000        235    26,544,467       7.90        7.538        613     112,955     81.23       70.78        91.23
 $125,001 - $150,000        255    35,169,446      10.47        7.655        612     137,919     80.82       65.25        96.91
 $150,001 - $200,000        392    68,469,862      20.39        7.383        619     174,668     81.60       67.96        95.10
 $200,001 - $250,000        294    66,081,311      19.68        7.250        620     224,766     80.93       57.94        96.48
 $250,001 - $300,000        188    51,285,420      15.27        7.281        623     272,795     80.99       52.92        97.43
 $300,001 - $350,000        130    42,007,756      12.51        6.993        625     323,137     80.94       43.66        96.98
 $350,001 - $400,000         26     9,378,680       2.79        6.727        614     360,718     76.96       68.66        92.10
 $400,001 & Above            15     6,825,350       2.03        6.748        688     455,023     81.74       66.75        93.54
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                   1,922  $335,796,409     100.00%       7.372%       619    $174,712     80.86%      61.25%       95.37%
 ==============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
   Current Rate        Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 4.99% & Below               2      $561,917       0.17%       4.806%       664    $280,959     90.00%     100.00%       55.96%
 5.00 - 5.49%               21     5,207,208       1.55        5.378        672     247,962     77.79       97.25        93.98
 5.50 - 5.99%               81    17,737,795       5.28        5.761        657     218,985     78.13       91.94        97.85
 6.00 - 6.49%              187    38,213,349      11.38        6.233        641     204,349     80.22       79.11        96.85
 6.50 - 6.99%              423    82,440,581      24.55        6.758        639     194,895     80.84       55.68        97.09
 7.00 - 7.49%              310    56,316,278      16.77        7.205        620     181,665     81.21       59.10        95.47
 7.50 - 7.99%              332    55,632,049      16.57        7.702        610     167,566     81.67       53.34        92.32
 8.00 - 8.49%              153    22,785,471       6.79        8.216        592     148,925     82.21       53.89        94.47
 8.50 - 8.99%              188    28,797,146       8.58        8.736        592     153,176     82.38       45.51        93.99
 9.00% & Above             225    28,104,615       8.37        9.754        558     124,909     78.95       68.48        95.77
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,922  $335,796,409     100.00%       7.372%       619    $174,712     80.86%      61.25%       95.37%
 ==============================================================================================================================


                          Distribution by Credit Score

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
  Credit             Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
   Score               Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 740 & Above                50   $10,478,140       3.12%       6.837%       758    $209,563     84.48%      47.89%       91.40%
 720 - 739                  34     7,308,598       2.18        7.048        726     214,959     82.49       46.10        78.85
 700 - 719                  67    12,269,601       3.65        6.874        709     183,128     82.34       40.18        93.52
 680 - 699                 107    21,931,689       6.53        6.891        689     204,969     82.94       42.28        91.64
 660 - 679                 148    26,474,687       7.88        6.946        669     178,883     83.05       44.27        94.72
 640 - 659                 220    40,138,677      11.95        6.922        648     182,449     83.07       53.13        95.93
 620 - 639                 315    57,859,782      17.23        7.044        629     183,682     82.13       57.37        96.04
 600 - 619                 224    36,471,755      10.86        7.209        609     162,820     81.64       74.21        95.89
 580 - 599                 226    37,001,648      11.02        7.484        589     163,724     82.01       76.94        96.28
 560 - 579                 149    25,368,980       7.55        7.894        570     170,262     78.10       70.00        96.01
 540 - 559                 157    24,050,595       7.16        8.076        550     153,189     76.73       70.24        98.63
 520 - 539                 131    21,395,485       6.37        8.563        529     163,324     73.84       72.95        96.39
 500 - 519                  94    15,046,772       4.48        8.634        509     160,072     75.22       73.28        98.88
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,922  $335,796,409     100.00%       7.372%       619    $174,712     80.86%      61.25%       95.37%
 ==============================================================================================================================


                              Distribution by Lien

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
      Lien             Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 First                   1,922  $335,796,409     100.00%       7.372%       619    $174,712     80.86%      61.25%       95.37%
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,922  $335,796,409     100.00%       7.372%       619    $174,712     80.86%      61.25%       95.37%
 ==============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Combined Original LTV

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
     Combined        Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
   Original LTV        Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 60.00% & Below             74   $10,688,289       3.18%       7.954%       567    $144,436     49.64%      53.22%       87.61%
 60.01 - 70.00%            140    24,078,550       7.17        8.021        571     171,990     66.52       60.87        96.86
 70.01 - 80.00%          1,049   189,942,694      56.56        7.121        627     181,070     79.18       51.47        97.37
 80.01 - 85.00%            187    30,750,862       9.16        7.547        597     164,443     84.45       76.80        94.49
 85.01 - 90.00%            340    59,181,619      17.62        7.420        625     174,064     89.80       81.63        88.70
 90.01 - 95.00%             51     8,122,349       2.42        7.634        626     159,262     94.48       92.34       100.00
 95.01 - 100.00%            81    13,032,046       3.88        8.555        657     160,889     99.96       62.27        99.34
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,922  $335,796,409     100.00%       7.372%       619    $174,712     80.86%      61.25%       95.37%
 ==============================================================================================================================


                          Distribution by Original LTV

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
   Original LTV        Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 60.00% & Below             74   $10,688,289       3.18%       7.954%       567    $144,436     49.64%      53.22%       87.61%
 60.01 - 70.00%            140    24,078,550       7.17        8.021        571     171,990     66.52       60.87        96.86
 70.01 - 80.00%          1,049   189,942,694      56.56        7.121        627     181,070     79.18       51.47        97.37
 80.01 - 85.00%            187    30,750,862       9.16        7.547        597     164,443     84.45       76.80        94.49
 85.01 - 90.00%            340    59,181,619      17.62        7.420        625     174,064     89.80       81.63        88.70
 90.01 - 95.00%             51     8,122,349       2.42        7.634        626     159,262     94.48       92.34       100.00
 95.01 - 100.00%            81    13,032,046       3.88        8.555        657     160,889     99.96       62.27        99.34
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,922  $335,796,409     100.00%       7.372%       619    $174,712     80.86%      61.25%       95.37%
 ==============================================================================================================================


                          Distribution by Documentation

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
   Documentation       Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 Full                    1,246  $205,658,909      61.25%       7.260%       609    $165,055     81.82%     100.00%       94.46%
 Stated                    655   125,609,024      37.41        7.554        637     191,770     79.30        0.00        96.68
 Easy                       15     3,358,922       1.00        7.605        577     223,928     79.87        0.00       100.00
 Limited                     6     1,169,553       0.35        6.717        612     194,925     82.38        0.00       100.00
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,922  $335,796,409     100.00%       7.372%       619    $174,712     80.86%      61.25%       95.37%
 ==============================================================================================================================


                             Distribution by Purpose

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
     Purpose           Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 Purchase                  940  $167,290,384      49.82%       7.180%       648    $177,968     82.41%      51.35%       94.28%
 Cashout Refi              943   162,422,990      48.37        7.562        590     172,241     79.29       70.94        96.46
 Rate/Term Refi             39     6,083,034       1.81        7.551        592     155,975     80.09       74.49        96.38
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,922  $335,796,409     100.00%       7.372%       619    $174,712     80.86%      61.25%       95.37%
 ==============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Occupancy

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
     Occupancy         Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 Owner Occupied          1,815  $320,243,660      95.37%       7.364%       618    $176,443     80.86%      60.66%      100.00%
 Non Owner                 101    14,618,582       4.35        7.579        646     144,738     80.78       74.75         0.00
 Second Home                 6       934,167       0.28        6.935        640     155,695     81.87       49.03         0.00
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,922  $335,796,409     100.00%       7.372%       619    $174,712     80.86%      61.25%       95.37%
 ==============================================================================================================================


                          Distribution by Property Type

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
 Property Type         Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 Single Family           1,583  $268,279,977      79.89%       7.404%       615    $169,476     80.84%      61.77%       96.09%
 2-4 Family                136    34,824,616      10.37        7.207        638     256,063     79.99       57.93        89.84
 Condo                     130    20,113,884       5.99        7.337        634     154,722     81.33       59.74        95.38
 Townhouse                  44     7,643,447       2.28        7.253        627     173,715     83.12       57.81        94.50
 PUD                        29     4,934,484       1.47        7.108        625     170,155     82.84       67.72        96.39
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,922  $335,796,409     100.00%       7.372%       619    $174,712     80.86%      61.25%       95.37%
 ==============================================================================================================================


                              Distribution by State

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
     State             Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 CA                        432  $100,879,662      30.04%       6.999%       635    $233,518     78.34%      46.21%       94.88%
 FL                        290    40,586,110      12.09        7.621        612     139,952     82.16       72.28        95.79
 IL                        218    36,986,733      11.01        7.535        615     169,664     82.65       64.05        96.68
 NY                         71    17,866,712       5.32        7.187        612     251,644     80.46       43.15        95.88
 MD                         89    15,391,312       4.58        7.377        606     172,936     80.60       62.74        94.17
 NJ                         63    13,744,569       4.09        7.651        602     218,168     78.03       56.55        96.90
 MI                         86    10,723,284       3.19        8.117        608     124,689     84.55       68.03        96.20
 MA                         45     9,714,802       2.89        7.326        608     215,884     75.05       58.17        95.13
 VA                         47     8,826,657       2.63        7.373        617     187,801     82.28       74.22        96.87
 GA                         44     6,576,732       1.96        7.495        622     149,471     84.53       72.72        79.64
 Other                     537    74,499,835      22.19        7.540        614     138,733     83.09       75.97        96.12
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,922  $335,796,409     100.00%       7.372%       619    $174,712     80.86%      61.25%       95.37%
 ==============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                               Distribution by Zip

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
      Zip              Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 94565                       8    $2,242,760       0.67%       6.873%       661    $280,345     82.42%      34.83%      100.00%
 92563                       5     1,579,786       0.47        6.911        609     315,957     77.17       61.77       100.00
 90062                       5     1,545,438       0.46        7.505        662     309,088     80.00       43.71       100.00
 92553                       7     1,482,503       0.44        7.148        622     211,786     80.00       42.20       100.00
 90640                       4     1,276,587       0.38        6.783        689     319,147     77.19       85.27       100.00
 11422                       3     1,141,631       0.34        6.769        622     380,544     83.75       28.61       100.00
 93635                       4     1,059,200       0.32        6.915        661     264,800     80.00       25.60       100.00
 60139                       6     1,058,087       0.32        8.014        583     176,348     79.64       55.19       100.00
 92376                       5     1,048,993       0.31        6.749        595     209,799     78.34       79.45       100.00
 95351                       6       998,297       0.30        7.005        645     166,383     79.65       27.01       100.00
 Other                   1,869   322,363,127      96.00        7.385        618     172,479     80.90       61.80        95.18
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,922  $335,796,409     100.00%       7.372%       619    $174,712     80.86%      61.25%       95.37%
 ==============================================================================================================================


                  Distribution by Remaining Months to Maturity

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
  Remaining                                    Pool By     Weighted      Avg.       Avg.     Combined
  Months To          Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
   Maturity            Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
241 - 360                1,922  $335,796,409     100.00%       7.372%       619    $174,712     80.86%      61.25%       95.37%
-------------------------------------------------------------------------------------------------------------------------------
Total:                   1,922  $335,796,409     100.00%       7.372%       619    $174,712     80.86%      61.25%       95.37%
===============================================================================================================================


                        Distribution by Amortization Type

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
  Amortization       Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
      Type             Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 2 Yr ARM                1,024  $178,537,095      53.17%       7.470%       610    $174,353     80.90%      61.84%       93.22%
 3 Yr ARM                  543    78,293,663      23.32        7.775        603     144,187     80.45       67.90        97.69
 2 Yr ARM IO               228    47,723,342      14.21        6.710        646     209,313     81.79       71.21        98.13
 3 Yr ARM IO               123    30,138,474       8.98        6.817        666     245,028     80.22       24.07        98.96
 5 Yr ARM                    4     1,103,835       0.33        6.597        683     275,959     80.64       77.59        60.06
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,922  $335,796,409     100.00%       7.372%       619    $174,712     80.86%      61.25%       95.37%
 ==============================================================================================================================


                      Distribution by Initial Periodic Cap

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
    Initial          Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
  Periodic Cap         Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 3.00%                   1,922  $335,796,409     100.00%       7.372%       619    $174,712     80.86%      61.25%       95.37%
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,922  $335,796,409     100.00%       7.372%       619    $174,712     80.86%      61.25%       95.37%
 ==============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Periodic Cap

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
  Periodic Cap         Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 1.00%                   1,049  $173,197,001      51.58%       7.469%       623    $165,107     81.38%      54.02%       97.62%
 1.50%                     873   162,599,407      48.42        7.268        615     186,254     80.31       68.94        92.97
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,922  $335,796,409     100.00%       7.372%       619    $174,712     80.86%      61.25%       95.37%
 ==============================================================================================================================


                      Distribution by Months to Rate Reset

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
   Months To         Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
   Rate Reset          Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 1-12                        1      $154,876       0.05%       7.125%       580    $154,876     60.31%     100.00%      100.00%
 13 - 24                 1,226   222,933,873      66.39        7.303        618     181,838     81.07       63.97        94.39
 25 - 36                   687   110,251,267      32.83        7.532        619     160,482     80.46       55.32        97.92
 37 - 48                     4     1,352,558       0.40        6.381        672     338,140     82.12       76.99        76.82
 49 & Above                  4     1,103,835       0.33        6.597        683     275,959     80.64       77.59        60.06
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,922  $335,796,409     100.00%       7.372%       619    $174,712     80.86%      61.25%       95.37%
 ==============================================================================================================================


                        Distribution by Life Maximum Rate

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
 Life Maximum Rate     Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 11.99% & Below             11    $2,724,201       0.81%       5.400%       685    $247,655     77.47%      90.64%       79.41%
 12.00 - 12.49%             26     6,344,459       1.89        5.638        663     244,018     79.08       80.73        99.36
 12.50 - 12.99%            111    23,349,982       6.95        6.064        652     210,360     79.36       74.51        98.37
 13.00 - 13.49%            189    37,937,300      11.30        6.289        640     200,726     80.42       78.83        96.71
 13.50 - 13.99%            398    77,162,877      22.98        6.774        637     193,877     80.89       58.24        96.68
 14.00 - 14.49%            303    54,953,732      16.37        7.212        620     181,365     81.10       60.12        95.01
 14.50 - 14.99%            332    55,456,831      16.52        7.724        609     167,039     81.60       52.80        92.05
 15.00 - 15.49%            155    23,166,216       6.90        8.258        590     149,459     81.90       54.53        95.75
 15.50 - 15.99%            187    28,520,595       8.49        8.769        593     152,517     82.45       44.92        94.70
 16.00% & Above            210    26,180,215       7.80        9.777        560     124,668     78.82       68.98        95.76
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,922  $335,796,409     100.00%       7.372%       619    $174,712     80.86%      61.25%       95.37%
 ==============================================================================================================================


                             Distribution by Margin

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
      Margin           Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 4.99% & Below               3      $485,178       0.14%       6.954%       618    $161,726     79.81%       8.24%      100.00%
 5.00 - 5.49%               57    10,796,272       3.22        6.484        669     189,408     81.46       45.25        92.16
 5.50 - 5.99%              144    25,164,915       7.49        6.957        635     174,756     81.68       63.07        97.23
 6.00 - 6.49%              154    28,557,302       8.50        6.476        650     185,437     80.16       48.63        99.01
 6.50 - 6.99%            1,082   200,197,234      59.62        7.286        618     185,025     80.34       63.52        94.17
 7.00% & Above             482    70,595,506      21.02        8.262        596     146,464     82.25       62.07        97.08
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,922  $335,796,409     100.00%       7.372%       619    $174,712     80.86%      61.25%       95.37%
 ==============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   Group 2 Mortgage Loans - All Collateral (1)

Scheduled Principal Balance:                                       $407,325,543

Number of Mortgage Loans:                                                 2,372

Average Scheduled Principal Balance:                                   $171,722

Weighted Average Gross Coupon:                                            7.525%

Weighted Average Net Coupon: (2)                                          7.022%

Weighted Average Current FICO Score:                                        622

Weighted Average Original LTV Ratio:                                      77.12%

Weighted Average Combined Original LTV Ratio:                             81.60%

Weighted Average Stated Remaining Term (months):                            352

Weighted Average Seasoning(months):                                           3

Weighted Average Months to Roll: (3)                                         25

Weighted Average Gross Margin: (3)                                         6.96%

Weighted Average Initial Rate Cap: (3)                                     3.00%

Weighted Average Periodic Rate Cap: (3)                                    1.26%

Weighted Average Gross Maximum Lifetime Rate: (3)                         14.31%

      (1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
      (2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.
      (3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

                           Distribution by Originator

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
   Originator          Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 Acoustic                   93   $16,930,767       4.16%       7.479%       605    $182,051     81.47%      49.61%       95.76%
 First NLC               1,107   170,282,782      41.81        7.711        627     153,824     81.96       50.53        98.65
 Fremont                 1,172   220,111,994      54.04        7.384        620     187,809     81.32       66.75        92.68
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  2,372  $407,325,543     100.00%       7.525%       622    $171,722     81.60%      59.26%       95.30%
 ==============================================================================================================================


                    Distribution by Current Principal Balance

                                                                                              Weighted
                                                Pct. Of                 Weighted                Avg.
                                                Pool By     Weighted      Avg.       Avg.     Combined
   Current Principal  Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full     Owner
        Balance         Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 -------------------------------------------------------------------------------------------------------------------------------
 $50,000 & Below            456   $12,575,986       3.09%      11.156%       642     $27,579     98.78%      72.69%       97.96%
 $50,001 - $75,000          205    12,720,321       3.12        9.808        626      62,050     90.22       64.16        93.58
 $75,001 - $100,000         225    20,066,275       4.93        8.141        611      89,183     81.67       73.01        95.48
 $100,001 - $125,000        226    25,319,267       6.22        7.852        612     112,032     81.35       71.71        92.84
 $125,001 - $150,000        201    27,708,124       6.80        7.806        610     137,851     82.38       73.48        91.08
 $150,001 - $200,000        312    54,469,501      13.37        7.555        614     174,582     79.67       64.43        94.58
 $200,001 - $250,000        205    45,421,744      11.15        7.393        613     221,569     79.39       58.30        96.54
 $250,001 - $300,000        110    30,094,732       7.39        7.375        627     273,588     82.82       52.42        97.28
 $300,001 - $350,000         90    29,042,726       7.13        7.326        616     322,697     82.09       52.98        95.54
 $350,001 - $400,000        139    52,126,563      12.80        7.080        629     375,011     81.12       47.48        98.60
 $400,001 & Above           203    97,780,304      24.01        6.856        632     481,676     79.92       54.63        94.38
 -------------------------------------------------------------------------------------------------------------------------------
 Total:                   2,372  $407,325,543     100.00%       7.525%       622    $171,722     81.60%      59.26%       95.30%
 ===============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
   Current Rate        Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 4.99% & Below               2      $884,136       0.22%       4.972%       630    $442,068     80.00%     100.00%      100.00%
 5.00 - 5.49%               14     4,535,881       1.11        5.327        660     323,992     81.61       92.96       100.00
 5.50 - 5.99%               66    21,768,103       5.34        5.790        654     329,820     76.51       93.28        96.99
 6.00 - 6.49%              142    39,700,827       9.75        6.263        643     279,583     78.73       77.17        98.82
 6.50 - 6.99%              311    81,759,888      20.07        6.733        640     262,894     79.37       59.56        94.86
 7.00 - 7.49%              279    66,373,743      16.30        7.221        624     237,899     81.64       53.28        93.61
 7.50 - 7.99%              454    88,940,581      21.84        7.694        610     195,904     81.14       48.39        94.88
 8.00 - 8.49%              230    38,605,461       9.48        8.205        599     167,850     82.31       51.58        95.32
 8.50 - 8.99%              171    25,159,227       6.18        8.709        590     147,130     83.29       55.15        92.75
 9.00% & Above             703    39,597,696       9.72       10.398        608      56,327     91.05       61.72        96.53
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  2,372  $407,325,543     100.00%       7.525%       622    $171,722     81.60%      59.26%       95.30%
 ==============================================================================================================================


                          Distribution by Credit Score

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
  Credit Score         Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 740 & Above                60    $9,744,475       2.39%       7.197%       764    $162,408     82.56%      42.17%       87.50%
 720 - 739                  49     9,707,415       2.38        7.189        726     198,111     84.09       36.67        95.60
 700 - 719                  90    16,278,302       4.00        7.342        709     180,870     85.64       46.28        92.76
 680 - 699                 137    25,345,561       6.22        7.142        689     185,004     83.97       40.13        97.10
 660 - 679                 231    38,680,481       9.50        7.258        670     167,448     84.08       55.28        92.72
 640 - 659                 313    57,487,116      14.11        7.332        649     183,665     83.04       47.15        94.20
 620 - 639                 451    72,488,371      17.80        7.486        629     160,728     82.91       54.08        94.89
 600 - 619                 300    46,023,474      11.30        7.529        609     153,412     82.66       73.36        94.60
 580 - 599                 226    37,656,346       9.24        7.584        588     166,621     82.45       77.65        95.88
 560 - 579                 154    26,890,143       6.60        7.695        569     174,611     78.24       67.21        98.82
 540 - 559                 130    25,519,377       6.27        7.875        550     196,303     76.37       68.48        95.34
 520 - 539                 122    22,194,692       5.45        8.153        529     181,924     74.50       70.59        99.49
 500 - 519                 108    19,221,839       4.72        8.214        510     177,980     74.67       72.85        99.73
 499 & Below                 1        87,951       0.02        8.900        499      87,951     67.18      100.00       100.00
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  2,372  $407,325,543     100.00%       7.525%       622    $171,722     81.60%      59.26%       95.30%
 ==============================================================================================================================


                              Distribution by Lien

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
      Lien             Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 First                   1,777  $384,708,970      94.45%       7.316%       620    $216,494     80.54%      59.15%       95.07%
 Second                    595    22,616,573       5.55       11.079        650      38,011     99.51       61.06        99.22
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  2,372  $407,325,543     100.00%       7.525%       622    $171,722     81.60%      59.26%       95.30%
 ==============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Combined Original LTV

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
  Combined Original  Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full     Owner
         LTV           Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 60.00% & Below             88   $15,285,585       3.75%       7.205%       591    $173,700     50.01%      72.79%       95.11%
 60.01 - 70.00%            137    30,033,434       7.37        7.418        576     219,222     66.93       67.23        96.34
 70.01 - 80.00%            929   210,756,407      51.74        7.208        627     226,864     78.87       46.12        97.30
 80.01 - 85.00%            162    31,277,332       7.68        7.318        601     193,070     84.35       73.47        93.02
 85.01 - 90.00%            336    71,810,546      17.63        7.388        622     213,722     89.80       81.86        87.09
 90.01 - 95.00%            128    11,189,081       2.75        8.113        646      87,415     94.39       74.77        98.83
 95.01 - 100.00%           590    36,921,251       9.06        9.810        656      62,578     99.93       61.50        99.97
 100.01% & Above             2        51,907       0.01       10.645        641      25,953    102.38       51.95       100.00
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  2,372  $407,325,543     100.00%       7.525%       622    $171,722     81.60%      59.26%       95.30%
 ==============================================================================================================================


                          Distribution by Original LTV

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
   Original LTV        Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 60.00% & Below            683   $37,902,158       9.31%       9.517%       626     $55,494     79.55%      65.79%       97.56%
 60.01 - 70.00%            137    30,033,434       7.37        7.418        576     219,222     66.93       67.23        96.34
 70.01 - 80.00%            929   210,756,407      51.74        7.208        627     226,864     78.87       46.12        97.30
 80.01 - 85.00%            158    31,186,889       7.66        7.307        601     197,385     84.36       73.39        93.02
 85.01 - 90.00%            328    71,634,374      17.59        7.378        622     218,397     89.80       81.91        87.10
 90.01 - 95.00%             46     9,796,029       2.40        7.580        648     212,957     94.31       74.74       100.00
 95.01 - 100.00%            91    16,016,252       3.93        8.224        663     176,003     99.88       63.45       100.00
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  2,372  $407,325,543     100.00%       7.525%       622    $171,722     81.60%      59.26%       95.30%
 ==============================================================================================================================


                          Distribution by Documentation

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
   Documentation       Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 Full                    1,554  $241,373,487      59.26%       7.391%       612    $155,324     82.23%     100.00%       93.71%
 Stated                    786   158,537,583      38.92        7.730        639     201,702     80.82        0.00        97.55
 Easy                       25     6,665,670       1.64        7.389        580     266,627     76.51        0.00       100.00
 Limited                     7       748,803       0.18        8.242        587     106,972     85.55        0.00        92.02
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  2,372  $407,325,543     100.00%       7.525%       622    $171,722     81.60%      59.26%       95.30%
 ==============================================================================================================================


                             Distribution by Purpose

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
     Purpose           Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 Cashout Refi            1,012  $199,423,066      48.96%       7.428%       597    $197,058     78.85%      69.52%       97.27%
 Purchase                1,314   199,219,101      48.91        7.637        648     151,613     84.42       48.16        93.32
 Rate/Term Refi             46     8,683,376       2.13        7.162        606     188,769     79.82       78.23        95.57
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  2,372  $407,325,543     100.00%       7.525%       622    $171,722     81.60%      59.26%       95.30%
 ==============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Occupany

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
     Occupancy         Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 Owner Occupied          2,248  $388,197,157      95.30%       7.522%       621    $172,686     81.53%      58.27%      100.00%
 Non Owner                 110    15,336,741       3.77        7.732        641     139,425     83.94       81.43         0.00
 Second Home                14     3,791,645       0.93        6.996        653     270,832     78.77       71.02         0.00
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  2,372  $407,325,543     100.00%       7.525%       622    $171,722     81.60%      59.26%       95.30%
 ==============================================================================================================================


                            Distribution by Property Type

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
 Property Type         Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 Single Family           1,997  $346,634,149      85.10%       7.480%       619    $173,577     81.43%      60.56%       95.93%
 2-4 Family                156    28,489,298       6.99        7.808        646     182,624     82.68       48.70        86.62
 Condo                     160    23,137,473       5.68        7.774        643     144,609     82.74       57.16        95.21
 Townhouse                  36     5,386,646       1.32        7.731        632     149,629     81.00       40.56       100.00
 PUD                        23     3,677,977       0.90        7.663        603     159,912     82.82       58.81        96.85
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  2,372  $407,325,543     100.00%       7.525%       622    $171,722     81.60%      59.26%       95.30%
 ==============================================================================================================================


                            Distribution by State

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
     State             Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 CA                        596  $160,957,471      39.52%       7.112%       631    $270,063     79.82%      48.39%       96.76%
 FL                        389    42,776,225      10.50        8.016        619     109,965     83.07       73.66        97.10
 IL                        209    32,833,286       8.06        7.763        614     157,097     83.27       63.44        93.96
 NY                        120    30,652,267       7.53        7.419        627     255,436     81.67       53.66        91.16
 NJ                         69    16,721,180       4.11        7.500        617     242,336     79.83       61.08        92.64
 MD                         87    14,367,717       3.53        7.688        615     165,146     81.24       58.97        94.10
 VA                         64    11,476,306       2.82        7.486        609     179,317     83.41       67.26        99.06
 MA                         57    10,138,268       2.49        7.845        615     177,864     80.67       61.95        93.68
 NV                         41     7,842,177       1.93        7.463        629     191,273     82.22       64.01        93.43
 GA                         67     6,744,535       1.66        7.838        601     100,665     84.93       91.23        88.71
 Other                     673    72,816,112      17.88        7.997        612     108,196     83.82       69.81        94.69
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  2,372  $407,325,543     100.00%       7.525%       622    $171,722     81.60%      59.26%       95.30%
 ==============================================================================================================================


                            Distribution by Zip

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
      Zip              Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 95127                       6    $2,413,107       0.59%       6.402%       650    $402,184     79.73%      33.00%      100.00%
 94531                       6     1,915,806       0.47        7.463        605     319,301     79.79       56.79       100.00
 92336                       6     1,491,429       0.37        8.221        581     248,572     75.68       36.78       100.00
 91710                       5     1,471,075       0.36        6.824        617     294,215     84.37       96.82       100.00
 95407                       4     1,450,972       0.36        7.829        648     362,743     86.05        0.00       100.00
 89014                       4     1,395,031       0.34        7.039        625     348,758     81.24       64.35       100.00
 93906                       5     1,382,460       0.34        7.639        641     276,492     83.01       36.16       100.00
 91343                       4     1,344,326       0.33        6.649        682     336,081     81.90       76.87       100.00
 60504                       6     1,314,938       0.32        8.284        585     219,156     84.71       55.93       100.00
 95035                       3     1,305,819       0.32        7.167        625     435,273     80.00        0.00       100.00
 Other                   2,323   391,840,581      96.20        7.534        622     168,679     81.60       59.81        95.12
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  2,372  $407,325,543     100.00%       7.525%       622    $171,722     81.60%      59.26%       95.30%
 ==============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  Distribution by Remaining Months to Maturity

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
  Remaining                                    Pool By     Weighted      Avg.       Avg.     Combined
  Months To          Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
   Maturity            Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
1 - 180                    272    $8,446,323       2.07%      10.758%       642     $31,053     92.95%      77.47%       97.92%
181 - 240                   94     3,606,634       0.89       10.736        638      38,368     97.61       60.91       100.00
241 - 360                2,006   395,272,586      97.04        7.426        622     197,045     81.21       58.85        95.21
-------------------------------------------------------------------------------------------------------------------------------
Total:                   2,372  $407,325,543     100.00%       7.525%       622    $171,722     81.60%      59.26%       95.30%
===============================================================================================================================


                        Distribution by Amortization Type

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
  Amortization       Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
      Type             Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 2 Yr ARM                  821  $178,729,071      43.88%       7.457%       609    $217,697     81.67%      56.39%       92.52%
 3 Yr ARM                  432    73,819,540      18.12        7.697        606     170,879     80.39       62.38        97.12
 Fixed                     680    64,537,217      15.84        8.091        638      94,908     81.76       79.91        95.18
 2 Yr ARM IO               162    48,714,387      11.96        6.730        646     300,706     81.31       63.08        99.68
 3 Yr ARM IO               103    32,443,130       7.96        6.964        655     314,982     80.63       16.35        99.64
 15/30 Balloon             151     5,277,693       1.30       11.300        648      34,952     99.60       77.12        99.71
 5 Yr ARM                   12     2,471,380       0.61        7.316        638     205,948     84.61       72.48        90.99
 Fixed IO                    2       810,060       0.20        5.773        710     405,030     80.00      100.00       100.00
 Balloon IO                  9       523,065       0.13       10.569        636      58,118     99.53       51.29       100.00
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  2,372  $407,325,543     100.00%       7.525%       622    $171,722     81.60%      59.26%       95.30%
 ==============================================================================================================================


                      Distribution by Initial Periodic Cap

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
    Initial          Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
  Periodic Cap         Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 2.00%                       1      $157,391       0.04%       7.750%       664    $157,391    100.00%     100.00%      100.00%
 3.00%                   1,529   336,020,117      82.49        7.356        618     219,765     81.25       54.91        95.24
 N/A                       842    71,148,034      17.47        8.321        639      84,499     83.19       79.72        95.60
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  2,372  $407,325,543     100.00%       7.525%       622    $171,722     81.60%      59.26%       95.30%
 ==============================================================================================================================


                          Distribution by Periodic Cap

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
  Periodic           Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
    Cap                Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 1.00%                     823  $162,693,080      39.94%       7.485%       621    $197,683     81.04%      47.27%       98.29%
 1.50%                     707   173,484,428      42.59        7.235        616     245,381     81.46       62.11        92.38
 N/A                       842    71,148,034      17.47        8.321        639      84,499     83.19       79.72        95.60
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  2,372  $407,325,543     100.00%       7.525%       622    $171,722     81.60%      59.26%       95.30%
 ==============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Months to Rate Reset

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
   Months To         Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
   Rate Reset          Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 1-12                        1      $298,685       0.07%       8.250%       622    $298,685     90.00%     100.00%        0.00%
 13 - 24                   968   225,094,442      55.26        7.295        617     232,536     81.56       57.84        94.21
 25 - 36                   547   107,800,002      26.47        7.489        620     197,075     80.52       48.11        97.73
 37 - 48                     2       513,000       0.13        5.728        619     256,500     80.00      100.00       100.00
 49 & Above                 12     2,471,380       0.61        7.316        638     205,948     84.61       72.48        90.99
 N/A                       842    71,148,034      17.47        8.321        639      84,499     83.19       79.72        95.60
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  2,372  $407,325,543     100.00%       7.525%       622    $171,722     81.60%      59.26%       95.30%
 ==============================================================================================================================


                        Distribution by Life Maximum Rate

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
 Life Maximum        Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
     Rate              Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 11.99% & Below              7    $2,460,483       0.60%       5.318%       645    $351,498     80.00%      87.99%      100.00%
 12.00 - 12.49%             17     5,510,926       1.35        5.640        657     324,172     81.98       71.82       100.00
 12.50 - 12.99%             62    20,443,911       5.02        5.914        645     329,740     78.23       88.13        95.64
 13.00 - 13.49%            111    30,967,922       7.60        6.324        635     278,990     80.63       71.33        98.85
 13.50 - 13.99%            245    65,580,663      16.10        6.778        637     267,676     80.26       52.25        96.23
 14.00 - 14.49%            230    57,047,293      14.01        7.247        623     248,032     82.23       48.48        93.40
 14.50 - 14.99%            411    81,879,510      20.10        7.707        611     199,220     81.28       45.76        94.79
 15.00 - 15.49%            203    35,172,704       8.64        8.218        601     173,265     82.28       48.90        95.15
 15.50 - 15.99%            139    21,690,239       5.33        8.696        587     156,045     83.31       56.09        92.04
 16.00% & Above            105    15,423,857       3.79        9.427        562     146,894     81.84       62.67        94.70
 N/A                       842    71,148,034      17.47        8.321        639      84,499     83.19       79.72        95.60
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  2,372  $407,325,543     100.00%       7.525%       622    $171,722     81.60%      59.26%       95.30%
 ==============================================================================================================================


                             Distribution by Margin

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
      Margin           Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 4.99% & Below               2      $470,164       0.12%       5.632%       612    $235,082     79.75%      82.78%      100.00%
 5.00 - 5.49%               34     8,098,700       1.99        6.587        648     238,197     81.24       42.51        94.31
 5.50 - 5.99%               94    18,488,461       4.54        7.100        623     196,686     81.81       61.69        96.89
 6.00 - 6.49%              113    27,563,450       6.77        6.620        638     243,924     79.73       46.73        99.49
 6.50 - 6.99%              822   200,684,797      49.27        7.253        619     244,142     81.17       56.79        93.30
 7.00% & Above             465    80,871,937      19.85        8.009        608     173,918     81.89       52.63        98.29
 N/A                       842    71,148,034      17.47        8.321        639      84,499     83.19       79.72        95.60
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  2,372  $407,325,543     100.00%       7.525%       622    $171,722     81.60%      59.26%       95.30%
 ==============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

               Group 2 Mortgage Loans - Fixed Rate Collateral (1)

Scheduled Principal Balance:                                        $71,148,034

Number of Mortgage Loans:                                                   842

Average Scheduled Principal Balance:                                    $84,499

Weighted Average Gross Coupon:                                            8.321%

Weighted Average Net Coupon: (2)                                          7.818%

Weighted Average Current FICO Score:                                        639

Weighted Average Original LTV Ratio:                                      57.58%

Weighted Average Combined Original LTV Ratio:                             83.19%

Weighted Average Stated Remaining Term (months):                            329

Weighted Average Seasoning(months):                                           3

      (1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
      (2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.

                           Distribution by Originator

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
   Originator          Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 Acoustic                   21    $1,898,478       2.67%       8.359%       666     $90,404     90.59%      64.37%      100.00%
 First NLC                 356    22,621,991      31.80        9.110        646      63,545     87.45       72.11        98.95
 Fremont                   465    46,627,566      65.54        7.937        635     100,274     80.82       84.04        93.80
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                    842   $71,148,034     100.00%       8.321%       639     $84,499     83.19%      79.72%       95.60%
 ==============================================================================================================================


                    Distribution by Current Principal Balance

                                                                                              Weighted
                                                Pct. Of                 Weighted                Avg.
                                                Pool By     Weighted      Avg.       Avg.     Combined
   Current Principal  Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full     Owner
        Balance         Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 $50,000 & Below            450   $12,317,005      17.31%      11.198%       644     $27,371     99.05%      72.11%       98.57%
 $50,001 - $75,000          118     7,206,818      10.13       10.742        652      61,075     96.45       51.73        96.74
 $75,001 - $100,000          64     5,612,410       7.89        9.030        644      87,694     85.49       67.38        96.68
 $100,001 - $125,000         43     4,865,969       6.84        8.208        650     113,162     79.96       72.25        97.66
 $125,001 - $150,000         28     3,845,639       5.41        7.531        626     137,344     73.39       89.52        93.00
 $150,001 - $200,000         56     9,665,048      13.58        7.241        621     172,590     74.71       90.78       100.00
 $200,001 - $250,000         24     5,181,118       7.28        6.911        633     215,880     75.75       92.19        95.26
 $250,001 - $300,000         12     3,240,019       4.55        6.808        654     270,002     82.37      100.00        92.19
 $300,001 - $350,000         14     4,393,411       6.18        6.861        627     313,815     77.59       85.66        85.18
 $350,001 - $400,000         12     4,415,985       6.21        6.939        637     367,999     79.59       75.09       100.00
 $400,001 & Above            21    10,404,612      14.62        6.581        646     495,458     74.85       91.31        90.41
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                     842   $71,148,034     100.00%       8.321%       639     $84,499     83.19%      79.72%       95.60%
 ==============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
   Current Rate        Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 5.50 - 5.99%               11    $3,079,272       4.33%       5.761%       684    $279,934     67.30%      93.84%      100.00%
 6.00 - 6.49%               37     9,303,123      13.08        6.306        658     251,436     72.48       96.06        98.77
 6.50 - 6.99%               75    16,864,390      23.70        6.743        645     224,859     76.26       86.69        89.84
 7.00 - 7.49%               47     8,105,385      11.39        7.204        623     172,455     77.94       93.28        92.89
 7.50 - 7.99%               32     5,104,773       7.17        7.699        607     159,524     78.42       91.27        96.35
 8.00 - 8.49%               19     2,717,078       3.82        8.216        585     143,004     78.78       82.80       100.00
 8.50 - 8.99%               27     2,596,474       3.65        8.765        636      96,166     83.87       53.76        99.22
 9.00% & Above             594    23,377,540      32.86       11.085        642      39,356     97.84       61.64        97.79
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                    842   $71,148,034     100.00%       8.321%       639     $84,499     83.19%      79.72%       95.60%
 ==============================================================================================================================


                          Distribution by Credit Score

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
  Credit             Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
   Score               Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 740 & Above                35    $3,688,759       5.18%       7.261%       768    $105,393     80.65%      69.28%       76.78%
 720 - 739                  23     2,097,302       2.95        7.979        729      91,187     87.77       68.77        99.52
 700 - 719                  35     2,781,729       3.91        8.066        708      79,478     91.07       79.23        98.54
 680 - 699                  53     3,771,197       5.30        8.467        689      71,155     90.48       61.33       100.00
 660 - 679                 118    10,997,855      15.46        7.796        670      93,202     84.42       78.70        94.30
 640 - 659                 128    11,010,317      15.48        8.487        650      86,018     84.22       69.20        95.17
 620 - 639                 192    12,634,583      17.76        9.190        629      65,805     88.10       78.53        99.19
 600 - 619                 120     9,544,549      13.42        8.431        609      79,538     81.12       93.16        95.88
 580 - 599                  68     5,182,009       7.28        8.546        588      76,206     81.09       94.85        93.94
 560 - 579                  41     5,365,969       7.54        7.371        570     130,877     71.89       85.47       100.00
 540 - 559                   9     1,312,070       1.84        7.915        551     145,786     75.11       92.58        90.41
 520 - 539                  13     1,955,818       2.75        8.490        528     150,448     70.89      100.00        96.22
 500 - 519                   7       805,878       1.13        9.359        514     115,125     70.01       55.05        93.51
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                    842   $71,148,034     100.00%       8.321%       639     $84,499     83.19%      79.72%       95.60%
 ==============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by Lien

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
      Lien             Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 First                     247   $48,531,461      68.21%       7.036%       635    $196,484     75.58%      88.42%       93.92%
 Second                    595    22,616,573      31.79       11.079        650      38,011     99.51       61.06        99.22
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                    842   $71,148,034     100.00%       8.321%       639     $84,499     83.19%      79.72%       95.60%
 ==============================================================================================================================



                      Distribution by Combined Original LTV

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
  Combined Original  Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full     Owner
         LTV           Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 60.00% & Below             36    $5,376,261       7.56%       6.867%       624    $149,341     48.61%      86.81%       97.66%
 60.01 - 70.00%             37     7,502,042      10.54        6.929        610     202,758     65.82       91.21        96.73
 70.01 - 80.00%            107    23,119,416      32.49        7.014        638     216,069     77.53       84.33        92.19
 80.01 - 85.00%             22     3,294,111       4.63        7.297        637     149,732     83.66       94.12        98.14
 85.01 - 90.00%             43     7,252,156      10.19        7.259        652     168,655     89.62       94.42        89.67
 90.01 - 95.00%             89     2,573,278       3.62        9.771        629      28,913     94.47       86.44        94.91
 95.01 - 100.00%           506    21,978,861      30.89       10.855        652      43,436     99.98       61.49        99.95
 100.01% & Above             2        51,907       0.07       10.645        641      25,953    102.38       51.95       100.00
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                    842   $71,148,034     100.00%       8.321%       639     $84,499     83.19%      79.72%       95.60%
 ==============================================================================================================================


                          Distribution by Original LTV


                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
   Original LTV        Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 60.00% & Below            631   $27,992,834      39.34%      10.270%       645     $44,363     89.74%      66.01%       98.92%
 60.01 - 70.00%             37     7,502,042      10.54        6.929        610     202,758     65.82       91.21        96.73
 70.01 - 80.00%            107    23,119,416      32.49        7.014        638     216,069     77.53       84.33        92.19
 80.01 - 85.00%             18     3,203,668       4.50        7.184        639     177,982     83.72       93.95        98.28
 85.01 - 90.00%             35     7,075,984       9.95        7.157        652     202,171     89.62       95.32        89.82
 90.01 - 95.00%              7     1,180,226       1.66        7.307        619     168,604     93.94      100.00       100.00
 95.01 - 100.00%             7     1,073,863       1.51        7.556        675     153,409    100.00       90.24       100.00
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                    842   $71,148,034     100.00%       8.321%       639     $84,499     83.19%      79.72%       95.60%
 ==============================================================================================================================


                          Distribution by Documentation

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
   Documentation       Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 Full                      627   $56,719,608      79.72%       7.892%       635     $90,462     81.60%     100.00%       95.48%
 Stated                    210    13,424,244      18.87       10.263        658      63,925     91.30        0.00        95.78
 Easy                        4       932,545       1.31        6.362        646     233,136     61.84        0.00       100.00
 Limited                     1        71,638       0.10        9.990        676      71,638    100.00        0.00       100.00
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                    842   $71,148,034     100.00%       8.321%       639     $84,499     83.19%      79.72%       95.60%
 ==============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Purpose

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
     Purpose           Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 Cashout Refi              270   $39,456,017      55.46%       7.312%       626    $146,133     76.19%      91.36%       97.16%
 Purchase                  556    29,248,674      41.11        9.797        658      52,606     93.17       63.34        93.14
 Rate/Term Refi             16     2,443,343       3.43        6.945        626     152,709     76.83       87.76       100.00
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                    842   $71,148,034     100.00%       8.321%       639     $84,499     83.19%      79.72%       95.60%
 ==============================================================================================================================


                            Distribution by Occupancy

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
     Occupancy         Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 Owner Occupied            807   $68,020,374      95.60%       8.355%       638     $84,288     83.38%      79.62%      100.00%
 Non Owner                  28     2,015,577       2.83        7.711        658      71,985     80.00       96.64         0.00
 Second Home                 7     1,112,083       1.56        7.322        686     158,869     77.42       55.15         0.00
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                    842   $71,148,034     100.00%       8.321%       639     $84,499     83.19%      79.72%       95.60%
 ==============================================================================================================================

                         Distribution by Property Type


                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
 Property            Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
   Type                Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 Single Family             691   $59,694,688      83.90%       8.185%       639     $86,389     82.75%      81.31%       96.24%
 2-4 Family                 67     6,374,082       8.96        8.809        633      95,136     83.51       63.41        86.50
 Condo                      65     3,985,060       5.60        9.288        650      61,309     88.29       80.10        99.49
 Townhouse                  11       639,878       0.90        9.359        675      58,171     86.05       76.73       100.00
 PUD                         8       454,327       0.64        9.339        597      56,791     88.21      100.00       100.00
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                    842   $71,148,034     100.00%       8.321%       639     $84,499     83.19%      79.72%       95.60%
 ==============================================================================================================================


                              Distribution by State

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
     State             Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 CA                        170   $21,443,928      30.14%       7.878%       647    $126,141     80.05%      73.16%       99.30%
 FL                        173    10,292,162      14.47        9.141        629      59,492     85.39       87.28        97.67
 NY                         55     9,029,678      12.69        7.766        624     164,176     79.85       82.33        87.89
 NJ                         15     3,688,514       5.18        6.740        627     245,901     75.44       97.04       100.00
 IL                         49     3,183,562       4.47        9.010        655      64,971     89.39       66.99        96.77
 PA                         26     2,407,140       3.38        7.749        637      92,582     86.31       86.73        93.03
 MD                         27     2,118,052       2.98        8.886        617      78,446     82.01       84.21        88.42
 MA                         23     2,070,482       2.91        8.933        673      90,021     80.86       44.77        74.66
 VA                         17     1,632,729       2.29        7.884        630      96,043     87.80       93.60       100.00
 HI                          8     1,449,199       2.04        7.578        656     181,150     84.72      100.00        77.69
 Other                     279    13,832,589      19.44        9.074        642      49,579     88.53       80.43        97.98
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                    842   $71,148,034     100.00%       8.321%       639     $84,499     83.19%      79.72%       95.60%
 ==============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                               Distribution by Zip

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
      Zip              Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 33037                       1      $748,336       1.05%       7.550%       586    $748,336     70.75%     100.00%      100.00%
 95033                       1       673,230       0.95        6.700        640     673,230     79.41      100.00       100.00
 92544                       2       661,288       0.93        6.464        616     330,644     84.04      100.00       100.00
 10583                       2       608,593       0.86        7.646        619     304,296     84.01      100.00       100.00
 07719                       1       576,042       0.81        6.900        578     576,042     80.00      100.00       100.00
 95037                       1       544,853       0.77        5.875        606     544,853     52.38      100.00       100.00
 02536                       2       543,602       0.76        7.207        750     271,801     76.21        8.25         8.25
 23664                       2       538,577       0.76        6.728        674     269,288     91.00      100.00       100.00
 91390                       1       533,168       0.75        6.375        636     533,168     66.88      100.00       100.00
 11351                       1       498,714       0.70        6.800        653     498,714     76.92      100.00         0.00
 Other                     828    65,221,633      91.67        8.455        640      78,770     83.82       78.64        96.73
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                    842   $71,148,034     100.00%       8.321%       639     $84,499     83.19%      79.72%       95.60%
 ==============================================================================================================================


                  Distribution by Remaining Months to Maturity

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
  Remaining                                    Pool By     Weighted      Avg.       Avg.     Combined
  Months To          Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
   Maturity            Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
1 - 180                    271    $8,342,953      11.73%      10.798%       643     $30,786     93.35%      77.19%       97.89%
181 - 240                   94     3,606,634       5.07       10.736        638      38,368     97.61       60.91       100.00
241 - 360                  477    59,198,447      83.20        7.825        639     124,106     80.88       81.22        95.01
-------------------------------------------------------------------------------------------------------------------------------
Total:                     842   $71,148,034     100.00%       8.321%       639     $84,499     83.19%      79.72%       95.60%
===============================================================================================================================


                        Distribution by Amortization Type

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
  Amortization       Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
      Type             Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 Fixed                     680   $64,537,217      90.71%       8.091%       638     $94,908     81.76%      79.91%       95.18%
 15/30 Balloon             151     5,277,693       7.42       11.300        648      34,952     99.60       77.12        99.71
 Fixed IO                    2       810,060       1.14        5.773        710     405,030     80.00      100.00       100.00
 Balloon IO                  9       523,065       0.74       10.569        636      58,118     99.53       51.29       100.00
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                    842   $71,148,034     100.00%       8.321%       639     $84,499     83.19%      79.72%       95.60%
 ==============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   Group2 Mortgage Loans - ARM Collateral (1)

Scheduled Principal Balance:                                       $336,177,509

Number of Mortgage Loans:                                                 1,530

Average Scheduled Principal Balance:                                   $219,724

Weighted Average Gross Coupon:                                            7.356%

Weighted Average Net Coupon: (2)                                          6.853%

Weighted Average Current FICO Score:                                        618

Weighted Average Original LTV Ratio:                                      81.26%

Weighted Average Combined Original LTV Ratio:                             81.26%

Weighted Average Stated Remaining Term (months):                            357

Weighted Average Seasoning(months):                                           3

Weighted Average Months to Roll: (3)                                         25

Weighted Average Gross Margin: (3)                                         6.96%

Weighted Average Initial Rate Cap: (3)                                     3.00%

Weighted Average Periodic Rate Cap: (3)                                    1.26%

Weighted Average Gross Maximum Lifetime Rate: (3)                         14.31%

      (1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
      (2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.
      (3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

                           Distribution by Originator

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
   Originator          Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 Acoustic                   72   $15,032,289       4.47%       7.368%       597    $208,782     80.31%      47.75%       95.23%
 First NLC                 751   147,660,791      43.92        7.497        624     196,619     81.12       47.22        98.61
 Fremont                   707   173,484,428      51.61        7.235        616     245,381     81.46       62.11        92.38
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,530  $336,177,509     100.00%       7.356%       618    $219,724     81.26%      54.93%       95.24%
 ==============================================================================================================================


                    Distribution by Current Principal Balance

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
  Current Principal  Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full     Owner
       Balance         Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below              6      $258,981       0.08%       9.151%       577     $43,163     85.66%     100.00%       68.87%
$50,001 - $75,000           87     5,513,503       1.64        8.587        592      63,374     82.08       80.42        89.45
$75,001 - $100,000         161    14,453,865       4.30        7.796        599      89,776     80.19       75.19        95.01
$100,001 - $125,000        183    20,453,298       6.08        7.767        603     111,767     81.69       71.58        91.70
$125,001 - $150,000        173    23,862,486       7.10        7.851        608     137,933     83.82       70.89        90.77
$150,001 - $200,000        256    44,804,453      13.33        7.623        613     175,017     80.74       58.75        93.41
$200,001 - $250,000        181    40,240,626      11.97        7.455        610     222,324     79.85       53.94        96.70
$250,001 - $300,000         98    26,854,713       7.99        7.443        624     274,028     82.87       46.68        97.89
$300,001 - $350,000         76    24,649,315       7.33        7.409        614     324,333     82.89       47.15        97.39
$350,001 - $400,000        127    47,710,578      14.19        7.093        628     375,674     81.26       44.92        98.48
$400,001 & Above           182    87,375,692      25.99        6.888        631     480,086     80.53       50.26        94.85
-------------------------------------------------------------------------------------------------------------------------------
Total:                   1,530  $336,177,509     100.00%       7.356%       618    $219,724     81.26%      54.93%       95.24%
===============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
   Current Rate        Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 4.99% & Below               2      $884,136       0.26%       4.972%       630    $442,068     80.00%     100.00%      100.00%
 5.00 - 5.49%               14     4,535,881       1.35        5.327        660     323,992     81.61       92.96       100.00
 5.50 - 5.99%               55    18,688,830       5.56        5.795        649     339,797     78.03       93.19        96.49
 6.00 - 6.49%              105    30,397,705       9.04        6.249        638     289,502     80.64       71.39        98.83
 6.50 - 6.99%              236    64,895,498      19.30        6.730        639     274,981     80.18       52.51        96.17
 7.00 - 7.49%              232    58,268,358      17.33        7.223        624     251,157     82.16       47.71        93.71
 7.50 - 7.99%              422    83,835,809      24.94        7.694        610     198,663     81.31       45.78        94.79
 8.00 - 8.49%              211    35,888,383      10.68        8.205        600     170,087     82.57       49.22        94.97
 8.50 - 8.99%              144    22,562,753       6.71        8.703        585     156,686     83.23       55.31        92.01
 9.00% & Above             109    16,220,156       4.82        9.408        560     148,809     81.27       61.84        94.71
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,530  $336,177,509     100.00%       7.356%       618    $219,724     81.26%      54.93%       95.24%
 ==============================================================================================================================


                          Distribution by Credit Score

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
  Credit             Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
   Score               Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 740 & Above                25    $6,055,716       1.80%       7.159%       762    $242,229     83.72%      25.66%       94.02%
 720 - 739                  26     7,610,113       2.26        6.971        725     292,697     83.08       27.83        94.51
 700 - 719                  55    13,496,573       4.01        7.193        709     245,392     84.52       39.48        91.57
 680 - 699                  84    21,574,364       6.42        6.910        689     256,838     82.84       36.43        96.59
 660 - 679                 113    27,682,626       8.23        7.044        670     244,979     83.95       45.97        92.09
 640 - 659                 185    46,476,800      13.83        7.059        649     251,226     82.75       41.93        93.97
 620 - 639                 259    59,853,788      17.80        7.126        629     231,096     81.81       48.92        93.98
 600 - 619                 180    36,478,925      10.85        7.293        609     202,661     83.06       68.18        94.26
 580 - 599                 158    32,474,336       9.66        7.431        588     205,534     82.67       74.91        96.19
 560 - 579                 113    21,524,174       6.40        7.776        569     190,479     79.83       62.65        98.52
 540 - 559                 121    24,207,307       7.20        7.873        549     200,060     76.44       67.18        95.61
 520 - 539                 109    20,238,874       6.02        8.121        529     185,678     74.85       67.75        99.80
 500 - 519                 101    18,415,961       5.48        8.164        510     182,336     74.87       73.63       100.00
 499 & Below                 1        87,951       0.03        8.900        499      87,951     67.18      100.00       100.00
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,530  $336,177,509     100.00%       7.356%       618    $219,724     81.26%      54.93%       95.24%
 ==============================================================================================================================


                              Distribution by Lien

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
      Lien             Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 First                   1,530  $336,177,509     100.00%       7.356%       618    $219,724     81.26%      54.93%       95.24%
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,530  $336,177,509     100.00%       7.356%       618    $219,724     81.26%      54.93%       95.24%
 ==============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Combined Original LTV

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
    Combined         Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
  Original LTV         Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
60.00% & Below              52    $9,909,324       2.95%       7.389%       573    $190,564     50.77%      65.18%       93.73%
60.01 - 70.00%             100    22,531,392       6.70        7.582        565     225,314     67.30       59.24        96.21
70.01 - 80.00%             822   187,636,990      55.81        7.232        625     228,269     79.04       41.41        97.93
80.01 - 85.00%             140    27,983,221       8.32        7.321        596     199,880     84.44       71.04        92.42
85.01 - 90.00%             293    64,558,390      19.20        7.402        619     220,336     89.82       80.44        86.80
90.01 - 95.00%              39     8,615,803       2.56        7.618        652     220,918     94.36       71.28       100.00
95.01 - 100.00%             84    14,942,390       4.44        8.273        662     177,886     99.87       61.53       100.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                   1,530  $336,177,509     100.00%       7.356%       618    $219,724     81.26%      54.93%       95.24%
===============================================================================================================================


                          Distribution by Original LTV

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
   Original LTV        Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 60.00% & Below             52    $9,909,324       2.95%       7.389%       573    $190,564     50.77%      65.18%       93.73%
 60.01 - 70.00%            100    22,531,392       6.70        7.582        565     225,314     67.30       59.24        96.21
 70.01 - 80.00%            822   187,636,990      55.81        7.232        625     228,269     79.04       41.41        97.93
 80.01 - 85.00%            140    27,983,221       8.32        7.321        596     199,880     84.44       71.04        92.42
 85.01 - 90.00%            293    64,558,390      19.20        7.402        619     220,336     89.82       80.44        86.80
 90.01 - 95.00%             39     8,615,803       2.56        7.618        652     220,918     94.36       71.28       100.00
 95.01 - 100.00%            84    14,942,390       4.44        8.273        662     177,886     99.87       61.53       100.00
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,530  $336,177,509     100.00%       7.356%       618    $219,724     81.26%      54.93%       95.24%
 ==============================================================================================================================


                          Distribution by Documentation

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
   Documentation       Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 Full                      927  $184,653,880      54.93%       7.237%       605    $199,195     82.42%     100.00%       93.17%
 Stated                    576   145,113,339      43.17        7.496        637     251,933     79.86        0.00        97.71
 Easy                       21     5,733,125       1.71        7.556        569     273,006     78.89        0.00       100.00
 Limited                     6       677,164       0.20        8.058        578     112,861     84.03        0.00        91.18
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,530  $336,177,509     100.00%       7.356%       618    $219,724     81.26%      54.93%       95.24%
 ==============================================================================================================================


                             Distribution by Purpose

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
     Purpose           Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 Purchase                  758  $169,970,427      50.56%       7.265%       647    $224,235     82.91%      45.55%       93.36%
 Cashout Refi              742   159,967,049      47.58        7.457        589     215,589     79.51       64.13        97.30
 Rate/Term Refi             30     6,240,033       1.86        7.247        598     208,001     81.00       74.51        93.83
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,530  $336,177,509     100.00%       7.356%       618    $219,724     81.26%      54.93%       95.24%
 ==============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Occupancy

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
     Occupancy         Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 Owner Occupied          1,441  $320,176,783      95.24%       7.344%       617    $222,191     81.14%      53.73%      100.00%
 Non Owner                  82    13,321,164       3.96        7.735        639     162,453     84.53       79.12         0.00
 Second Home                 7     2,679,562       0.80        6.860        639     382,795     79.33       77.60         0.00
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,530  $336,177,509     100.00%       7.356%       618    $219,724     81.26%      54.93%       95.24%
 ==============================================================================================================================


                          Distribution by Property Type

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
 Property            Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
   Type                Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 Single Family           1,306  $286,939,461      85.35%       7.333%       615    $219,709     81.15%      56.24%       95.87%
 2-4 Family                 89    22,115,216       6.58        7.520        650     248,486     82.44       44.46        86.65
 Condo                      95    19,152,412       5.70        7.459        641     201,604     81.58       52.39        94.33
 Townhouse                  25     4,746,768       1.41        7.511        626     189,871     80.32       35.69       100.00
 PUD                        15     3,223,650       0.96        7.427        603     214,910     82.06       53.00        96.41
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,530  $336,177,509     100.00%       7.356%       618    $219,724     81.26%      54.93%       95.24%
 ==============================================================================================================================


                              Distribution by State

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
     State             Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 CA                        426  $139,513,543      41.50%       6.994%       629    $327,497     79.78%      44.59%       96.36%
 FL                        216    32,484,063       9.66        7.660        616     150,389     82.34       69.35        96.92
 IL                        160    29,649,724       8.82        7.629        610     185,311     82.61       63.06        93.65
 NY                         65    21,622,589       6.43        7.274        628     332,655     82.43       41.69        92.52
 NJ                         54    13,032,665       3.88        7.715        614     241,346     81.07       50.90        90.56
 MD                         60    12,249,665       3.64        7.480        615     204,161     81.11       54.60        95.09
 VA                         47     9,843,578       2.93        7.420        606     209,438     82.68       62.90        98.90
 MA                         34     8,067,786       2.40        7.566        600     237,288     80.62       66.36        98.56
 NV                         27     6,889,192       2.05        7.200        629     255,155     81.06       62.75        92.52
 AZ                         38     5,929,369       1.76        7.793        617     156,036     79.26       36.54        90.80
 Other                     403    56,895,335      16.92        7.781        601     141,179     83.26       71.81        94.18
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,530  $336,177,509     100.00%       7.356%       618    $219,724     81.26%      54.93%       95.24%
 ==============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                               Distribution by Zip

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
      Zip              Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 95127                       6    $2,413,107       0.72%       6.402%       650    $402,184     79.73%      33.00%      100.00%
 94531                       5     1,832,893       0.55        7.297        605     366,579     78.88       54.83       100.00
 95407                       4     1,450,972       0.43        7.829        648     362,743     86.05        0.00       100.00
 92336                       5     1,351,751       0.40        8.308        582     270,350     77.07       30.25       100.00
 95035                       3     1,305,819       0.39        7.167        625     435,273     80.00        0.00       100.00
 89014                       3     1,287,192       0.38        6.832        623     429,064     79.67       61.36       100.00
 60504                       5     1,278,750       0.38        8.182        584     255,750     84.27       57.52       100.00
 91343                       3     1,216,516       0.36        6.349        686     405,505     80.00       74.44       100.00
 93906                       3     1,174,719       0.35        7.037        644     391,573     80.00       34.05       100.00
 20706                       4     1,167,796       0.35        7.396        616     291,949     85.66       45.70        84.80
 Other                   1,489   321,697,994      95.69        7.362        618     216,050     81.27       55.67        95.08
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,530  $336,177,509     100.00%       7.356%       618    $219,724     81.26%      54.93%       95.24%
 ==============================================================================================================================


                  Distribution by Remaining Months to Maturity

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
  Remaining                                    Pool By     Weighted      Avg.       Avg.     Combined
  Months To          Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
   Maturity            Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
-------------------------------------------------------------------------------------------------------------------------------
1 - 180                      1      $103,370       0.03%       7.500%       544    $103,370     60.82%     100.00%      100.00%
241 - 360                1,529   336,074,139      99.97        7.356        618     219,800     81.26       54.91        95.24
-------------------------------------------------------------------------------------------------------------------------------
Total:                   1,530  $336,177,509     100.00%       7.356%       618    $219,724     81.26%      54.93%       95.24%
===============================================================================================================================


                        Distribution by Amortization Type

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
  Amortization       Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
      Type             Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 2 Yr ARM                  821  $178,729,071      53.17%       7.457%       609    $217,697     81.67%      56.39%       92.52%
 3 Yr ARM                  432    73,819,540      21.96        7.697        606     170,879     80.39       62.38        97.12
 2 Yr ARM IO               162    48,714,387      14.49        6.730        646     300,706     81.31       63.08        99.68
 3 Yr ARM IO               103    32,443,130       9.65        6.964        655     314,982     80.63       16.35        99.64
 5 Yr ARM                   12     2,471,380       0.74        7.316        638     205,948     84.61       72.48        90.99
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,530  $336,177,509     100.00%       7.356%       618    $219,724     81.26%      54.93%       95.24%
 ==============================================================================================================================


                      Distribution by Initial Periodic Cap


                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
    Initial          Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
  Periodic Cap         Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 2.00%                       1      $157,391       0.05%       7.750%       664    $157,391    100.00%     100.00%      100.00%
 3.00%                   1,529   336,020,117      99.95        7.356        618     219,765     81.25       54.91        95.24
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,530  $336,177,509     100.00%       7.356%       618    $219,724     81.26%      54.93%       95.24%
 ==============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Periodic Cap

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
  Periodic           Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
    Cap                Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 1.00%                     823  $162,693,080      48.39%       7.485%       621    $197,683     81.04%      47.27%       98.29%
 1.50%                     707   173,484,428      51.61        7.235        616     245,381     81.46       62.11        92.38
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,530  $336,177,509     100.00%       7.356%       618    $219,724     81.26%      54.93%       95.24%
 ==============================================================================================================================


                      Distribution by Months to Rate Reset


                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
   Months To         Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
   Rate Reset          Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 1-12                        1      $298,685       0.09%       8.250%       622    $298,685     90.00%     100.00%        0.00%
 13 - 24                   968   225,094,442      66.96        7.295        617     232,536     81.56       57.84        94.21
 25 - 36                   547   107,800,002      32.07        7.489        620     197,075     80.52       48.11        97.73
 37 - 48                     2       513,000       0.15        5.728        619     256,500     80.00      100.00       100.00
 49 & Above                 12     2,471,380       0.74        7.316        638     205,948     84.61       72.48        90.99
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,530  $336,177,509     100.00%       7.356%       618    $219,724     81.26%      54.93%       95.24%
 ==============================================================================================================================


                        Distribution by Life Maximum Rate

                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
 Life Maximum Rate     Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 11.99% & Below              7    $2,460,483       0.73%       5.318%       645    $351,498     80.00%      87.99%      100.00%
 12.00 - 12.49%             17     5,510,926       1.64        5.640        657     324,172     81.98       71.82       100.00
 12.50 - 12.99%             62    20,443,911       6.08        5.914        645     329,740     78.23       88.13        95.64
 13.00 - 13.49%            111    30,967,922       9.21        6.324        635     278,990     80.63       71.33        98.85
 13.50 - 13.99%            245    65,580,663      19.51        6.778        637     267,676     80.26       52.25        96.23
 14.00 - 14.49%            230    57,047,293      16.97        7.247        623     248,032     82.23       48.48        93.40
 14.50 - 14.99%            411    81,879,510      24.36        7.707        611     199,220     81.28       45.76        94.79
 15.00 - 15.49%            203    35,172,704      10.46        8.218        601     173,265     82.28       48.90        95.15
 15.50 - 15.99%            139    21,690,239       6.45        8.696        587     156,045     83.31       56.09        92.04
 16.00% & Above            105    15,423,857       4.59        9.427        562     146,894     81.84       62.67        94.70
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,530  $336,177,509     100.00%       7.356%       618    $219,724     81.26%      54.93%       95.24%
 ==============================================================================================================================


                             Distribution by Margin


                                                                                             Weighted
                                               Pct. Of                 Weighted                Avg.
                                               Pool By     Weighted      Avg.       Avg.     Combined
                     Number of   Principal    Principal   Avg. Gross   Current   Principal   Original   Pct. Full   Pct. Owner
      Margin           Loans      Balance      Balance      Coupon       FICO     Balance      LTV         Doc       Occupied
 ------------------------------------------------------------------------------------------------------------------------------
 4.99% & Below               2      $470,164       0.14%       5.632%       612    $235,082     79.75%      82.78%      100.00%
 5.00 - 5.49%               34     8,098,700       2.41        6.587        648     238,197     81.24       42.51        94.31
 5.50 - 5.99%               94    18,488,461       5.50        7.100        623     196,686     81.81       61.69        96.89
 6.00 - 6.49%              113    27,563,450       8.20        6.620        638     243,924     79.73       46.73        99.49
 6.50 - 6.99%              822   200,684,797      59.70        7.253        619     244,142     81.17       56.79        93.30
 7.00% & Above             465    80,871,937      24.06        8.009        608     173,918     81.89       52.63        98.29
 ------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,530  $336,177,509     100.00%       7.356%       618    $219,724     81.26%      54.93%       95.24%
 ==============================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Appendix A
----------

This transaction will contain three one-month LIBOR interest rate corridor agreements (the "A-1B Interest Rate Corridor", the "A-2 Interest Rate Corridor" and the "Junior Interest Rate Corridor"). The A-1B Interest Rate Corridor is available only to pay Basis Risk Carry Forward Amounts to the Class A-1B Certificates. The A-2 Interest Rate Corridor is available only to pay Basis Risk Carry Forward Amounts to the A-2 Certificates pro rata by principal balance to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates in the manner described herein. The Junior Interest Rate Corridor is available only to pay Basis Risk Carry Forward Amounts pro rata by principal balance to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates in the manner described herein.

      Interest Rate Corridor                            Ceiling (%)
    ------------------------------------------------------------------------
      A-1B Interest Rate Corridor                       9.16
      A-2 Interest Rate Corridor                        9.24
      Junior Interest Rate Corridor                     8.51

The Interest Rate Corridor Strike Rate Schedule
-----------------------------------------------

               A-1B Interest                                A-2 Interest                                 Junior Interest
Distribution   Rate Corridor                 Distribution   Rate Corridor                 Distribution    Rate Corridor
   Period        Notional      Strike Rate      Period        Notional      Strike Rate      Period          Notional    Strike Rate
  (months)      Balance ($)        (%)         (months)      Balance ($)        (%)         (months)       Balance ($)       (%)
------------------------------------------------------------------------------------------------------------------------------------
     1            62,890,000       7.14138       1            319,973,000       7.20695       1          141,873,000.00     6.28809
     2            61,922,365       7.41143       2            315,037,112       7.47648       2          141,873,000.00     6.54831
     3            60,813,497       6.66488       3            309,384,854       6.73139       3          141,873,000.00     5.81911
     4            59,566,119       6.90275       4            303,030,101        6.9688       4          141,873,000.00     6.04648
     5            58,183,717       6.67403       5            295,990,585       6.74053       5          141,873,000.00     5.81993
     6            56,670,636       6.91369       6            288,288,853       6.97974       6          141,873,000.00     6.04745
     7            55,031,918       6.68621       7            279,951,919        6.7527       7          141,873,000.00     5.82101
     8            53,273,528       6.69365       8            271,009,357       6.76012       8          141,873,000.00     5.82165
     9            51,406,506       6.93687       9            261,556,582       7.00286       9          141,873,000.00     6.04938
     10           49,577,847       6.71102       10           252,271,219       6.77744       10         141,873,000.00     5.82290
     11           47,797,836       6.95563       11           243,233,433       7.02158       11         141,873,000.00     6.05061
     12           46,065,605       6.72997       12           234,437,775       6.79635       12         141,873,000.00     5.82409
     13           44,379,871       6.74009       13           225,877,765       6.80646       13         141,873,000.00     5.82469
     14           42,739,388        7.5104       14           217,547,097       7.57528       14         141,873,000.00     6.55550
     15           41,142,942       6.76177       15           209,439,629        6.8281       15         141,873,000.00     5.82589
     16           39,589,354       7.01051       16           201,549,390       7.07636       16         141,873,000.00     6.05371
     17           38,077,473        6.7873       17           193,870,563       6.85428       17         141,873,000.00     5.82904
     18           36,606,191       7.03811       18           186,397,598       7.10463       18         141,873,000.00     6.05696
     19           35,174,409       6.81356       19           179,124,875       6.88049       19         141,873,000.00     5.83025
     20           33,781,069       6.85071       20           172,047,032       6.90891       20         141,873,000.00     5.84611
     21           32,424,935       8.68708       21           165,159,143       8.76814       21         141,873,000.00     7.58781
     22           31,110,923       8.52567       22           158,485,179       8.62472       22         141,873,000.00     7.40011
     23           29,832,485       8.91961       23           151,989,834        8.9752       23         141,873,000.00     7.71864
     24           28,588,229       8.64306       24           145,667,820       8.69939       24         141,873,000.00     7.43724
     25           27,377,238       8.66658       25           139,514,494       8.72284       25         141,873,000.00     7.43676
     26                 0.00          0.00       26                  0.00       0.00000       26         141,873,000.00     8.34606
                                                                                              27         141,873,000.00     8.11360
                                                                                              28         141,873,000.00     8.44689
                                                                                              29         141,873,000.00     8.15468
                                                                                              30         141,873,000.00     8.45857
                                                                                              31         141,873,000.00     8.15385
                                                                                              32         141,873,000.00     8.16295
                                                                                              33                   0.00     0.00000



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, an d this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. do es not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAMP 2005-HE1 - Final Pricing Details
$776.293 mm Apprx
GS Lead Manager/Books


Class   S&P/Mds   Size(mm)   AvL  Cred Sup  Prin Window    $ Px  Bnchmk Spread
 A1A    AAA/Aaa   $251.557  2.45   20.85%   02/05-04/12   ---NOT OFFERED----
 A1B    AAA/Aaa    $62.890  2.45   20.85%   02/05-04/12   $100-00  1mL    35
 A2A    AAA/Aaa    $93.396  1.00   20.85%   02/05-01/07   $100-00  1mL    14
 A2B    AAA/Aaa    $50.222  3.00   20.85%   01/07-01/10   $100-00  1mL    26
 A2C    AAA/Aaa    $26.355  6.59   20.85%   01/10-04/12   $100-00  1mL    38
 A2D    AAA/Aaa   $150.000  2.46   20.85%   02/05-04/12   $100-00  1mL    27
 M1     AA+/Aa2    $54.906  4.98   14.00%   05/08-04/12   $100-00  1mL    50
 M2      A+/A2     $44.886  4.92   8.40%    03/08-04/12   $100-00  1mL    88
 M3      A+/A3     $12.023  4.89   6.90%    03/08-04/12   $100-00  1mL   105
 B1      A-/Baa1   $12.424  4.89   5.35%    03/08-04/12   $100-00  1mL   160
 B2    BBB+/Baa2    $9.619  4.88   4.15%    02/08-04/12   $100-00  1mL   170
 B3    BBB+/Baa3    $8.015  4.87   3.15%    02/08-04/12   $100-00  1mL   270

Expected Settlement - 1/27/05
First Distribution Date - 2/25/05
All bonds settle flat

Disclaimer:

This material has been prepared specifically for you and contains indicative terms only. All material contained herein, including proposed terms and conditions are for discussion purposes only. Finalized terms and conditions are subject to further discussion and negotiation. Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

                         Data Entry Rules:
                         ----------------

                         1. Only enter data in the fields highlighted in purple.
                         2. Please enter 0 for blanks
                         3. Bucket the data using best fit rules.

H                                       Pool Data

                                         Deal Ticker:


--------------------------------------------------------------------------------
                                  Pool Summary
--------------------------------------------------------------------------------
Total Issue Balance (USD)
Original Mortgage Pool Balance (USD)                                407,325,543
Current Mortgage Pool Balance (USD)                                 407,325,543
Total Number of Loans                                                     2,372
Average Loan Balance (USD)                                              171,722
1st lien (%age)                                                          9444.8%
2nd lien (%age)                                                           555.2%
WA FICO                                                                     622
 - Minimum FICO                                                             499
 - Maximum FICO                                                             821
WA LTV                                                                     77.1%
 - Minimum LTV                                                              4.2%
 - Maximum LTV                                                            100.0%
WA DTI                                                                     41.5%
 - Minimum DTI                                                              4.6%
 - Maximum DTI                                                             56.8%
WA Age (Months)                                                               3
WA Remaining Term (Months)                                                  352
Aquired Loans
North California (% of Pool)                                               18.1%
South California (% of Pool)                                               21.4%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                North California
--------------------------------------------------------------------------------
% of State                                                                 45.8%
WA FICO                                                                     640
 - Minimum FICO                                                             508
 - Maximum FICO                                                             777
WA LTV                                                                    76.34
 - Minimum LTV                                                                5
 - Maximum LTV                                                              100
Highest Zip-Code Density (% of State)                                     3.273
Zip-Code with Highest Density                                             95127
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                South California
--------------------------------------------------------------------------------
% of State                                                                54.21%
WA FICO                                                                     624
Minimum FICO                                                                500
Maximum FICO                                                                791
WA LTV                                                                    76.76
Minimum LTV                                                                   5
Maximum LTV                                                                 100
Highest Zip-Code Density (% of State)                                      1.71
Zip-Code with Highest Density                                             92336
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
   Classification                                     Total               Check
--------------------------------------------------------------------------------
Mortgage Type                                      407,325,543
Loan-to-Value                                      407,325,541
FICO                                               407,325,541
Purpose                                            407,325,543
Occupancy                                          407,325,543
Loan Balance                                       407,325,543
Property Type                                      407,325,543
Documentation Type                                 407,325,543
Fixed Period                                       407,325,543
Debt-to-Income Ratio                               407,325,542
Geographic Distribution                            407,325,546
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Per Annum Fees
--------------------------------------------------------------------------------
Servicer Fees                                                               0.5
Cost of Carry
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
            Mortgage Type                        WA LTV    WA FICO     Balance
--------------------------------------------------------------------------------
Classic 30yr FRM                                     62%       639    62,805,081
Classic 15yr FRM                                     30%       635     2,542,195
Classic ARM                                          --         --            --
Classic 15/30 Balloon                                20%       647     5,800,758
Classic 5/1 Hybrid                                   81%       608   255,019,991
Classic 5/1 IO Hybrid                                81%       650    81,157,518
5/1 Hybrid w/3 year IO feature                       --         --            --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 LTV                             WA LTV    WA FICO     Balance
--------------------------------------------------------------------------------
0.01-20.00                                          100%       649    22,115,712
20.01-25.00                                          88%       658       485,520
25.01-30.00                                          33%       578       888,525
30.01-35.00                                          33%       576       608,149
35.01-40.00                                          38%       622       783,354
40.01-45.00                                          42%       687       275,455
45.01-50.00                                          48%       604     3,527,391
50.01-55.00                                          53%       587     4,790,226
55.01-60.00                                          58%       578     4,427,824
60.01-65.00                                          63%       582     9,702,195
65.01-70.00                                          69%       574    20,331,239
70.01-75.00                                          74%       588    31,507,350
75.01-80.00                                          80%       634   179,249,057
80.01-85.00                                          84%       601    31,186,889
85.01-90.00                                          90%       622    71,634,374
90.01-95.00                                          94%       648     9,796,029
95.01-100.00                                        100%       663    16,016,252
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 FICO                          WA LTV    WA FICO      Balance
--------------------------------------------------------------------------------
321 - 340                                           0%         0%             0%
341 - 360                                           0%         0%             0%
361 - 380                                           0%         0%             0%
381 - 400                                           0%         0%             0%
401 - 420                                           0%         0%             0%
421 - 440                                           0%         0%             0%
441 - 460                                           0%         0%             0%
461 - 480                                           0%         0%             0%
481 - 500                                          82%       500        529,260
501 - 520                                          74%       510     19,032,960
521 - 540                                          75%       530     24,053,730
541 - 560                                          76%       552     26,470,164
561 - 580                                          78%       571     27,297,929
581 - 600                                          83%       590     35,817,087
601 - 620                                          83%       611     50,485,132
621 - 640                                          83%       630     68,866,305
641 - 660                                          83%       650     57,011,484
661 - 680                                          84%       671     37,776,673
681 - 700                                          84%       689     24,811,343
701 - 720                                          86%       711     17,245,774
721 - 740                                          83%       728      8,683,865
741 - 760                                          80%       751      3,954,024
761 - 780                                          83%       770      4,051,943
781 - 800                                          94%       785        656,627
801 - 820                                          83%       811        581,241
> 820                                              --         --             --
Unknown                                            --         --             --
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  LTV                         MIG%    WA FICO   Balance with MIG
--------------------------------------------------------------------------------
0.01-20.00                                       0%       649                  0
20.01-25.00                                      0%       658                  0
25.01-30.00                                      0%       578                  0
30.01-35.00                                      0%       576                  0
35.01-40.00                                      0%       622                  0
40.01-45.00                                      0%       687                  0
45.01-50.00                                      0%       604                  0
50.01-55.00                                      0%       587                  0
55.01-60.00                                      0%       578                  0
60.01-65.00                                      0%       582                  0
65.01-70.00                                      0%       574                  0
70.01-75.00                                      0%       588                  0
75.01-80.00                                      0%       634                  0
80.01-85.00                                      0%       601                  0
85.01-90.00                                      0%       622                  0
90.01-95.00                                      0%       648                  0
95.01-100.00                                     0%       663                  0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Purpose                        WA LTV    WA FICO     Balance
--------------------------------------------------------------------------------
Purchase                                             84%       648   199,219,101
Cash-Out/Refinancing                                 79%       597   199,423,066
Refinancing                                          80%       606     8,683,376
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Occupancy                       WA LTV    WA FICO     Balance
--------------------------------------------------------------------------------
Owner                                                82%       621   388,197,157
Investment                                           84%       641    15,336,741
2nd Home                                             79%       653     3,791,645
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               Loan Balance                      WA LTV    WA FICO     Balance
--------------------------------------------------------------------------------
<$200,000                                            83%       616   152,859,474
<$400,000                                            81%       622   156,685,765
<$600,000                                            80%       632    86,439,201
>$600,000                                            80%       635    11,341,103
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               Property Type                     WA LTV    WA FICO     Balance
--------------------------------------------------------------------------------
SFR                                                  81%       619   352,020,795
PUD                                                  83%       603     3,677,977
CND                                                  83%       643    23,137,473
2-4 Family                                           83%       646    28,489,298
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Documentation Type                   WA LTV    WA FICO     Balance
--------------------------------------------------------------------------------
Full                                                 82%       612   241,373,487
Reduced                                              86%       587       748,803
SISA                                                 81%       639   158,537,583
NISA                                                 --         --            --
NINA                                                 --         --            --
NAV                                                  --         --            --
No Ratio                                             --         --            --
Alt                                                  77%       580     6,665,670
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Fixed Period (Months)                WA LTV    WA FICO     Balance
--------------------------------------------------------------------------------
                      1                              --         --            --
                      3                              --         --            --
                      6                              --         --            --
                     12                              --         --            --
                     24                              82%       617   227,443,459
                     36                              80%       621   106,262,670
                     60                              85%       638     2,471,380
                     84                              --         --            --
                    >=120                            83%       639    71,148,034
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DTI                        WA LTV    WA FICO      Balance
--------------------------------------------------------------------------------
0.01 - 5.00                                        66%       584        102,770
5.01 - 10.00                                       79%       623      3,829,112
10.01 - 15.00                                      87%       646      2,093,564
15.01 - 20.00                                      75%       599      5,346,147
20.01 - 25.00                                      80%       611      9,875,169
25.01 - 30.00                                      82%       618     17,324,320
30.01 - 35.00                                      81%       620     34,432,824
35.01 - 40.00                                      81%       628     62,770,949
40.01 - 45.00                                      82%       627    122,764,301
45.01 - 50.00                                      83%       623    109,559,274
50.01 - 55.00                                      79%       601     39,043,928
> 55.00                                            88%       595        183,184
Unknown                                            --         --             --
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
          Geographic Distribution              WA LTV    WA FICO      Balance
--------------------------------------------------------------------------------
AK                                                 --         --             --
AL                                                 94%     61600%       6628300%
AR                                                 90%     63600%      38472400%
AS                                                 --         --             --
AZ                                                 81%     62100%     667310000%
CA                                                 80%     63100%   16095747100%
CO                                                 86%     62500%     400396000%
CT                                                 83%     60300%     412651800%
CZ                                                 --         --             --
DC                                                 78%     53500%      49469700%
DE                                                 79%     56500%      54493800%
FL                                                 83%     61900%    4277622500%
GA                                                 85%     60100%     674453500%
GU                                                 --         --             --
HI                                                 78%     65500%     199340300%
IA                                                 89%     63400%      45078000%
ID                                                 91%     63600%      90937500%
IL                                                 83%     61400%    3283328600%
IN                                                 86%     60100%     263850000%
KS                                                 --         --             --
KY                                                 85%     64000%      14796700%
LA                                                 82%     60900%     110458500%
MA                                                 81%     61500%    1013826800%
MD                                                 81%     61500%    1436771700%
ME                                                 49%     56300%       9976000%
MI                                                 85%     61000%     666433700%
MN                                                 82%     62400%     595160400%
MO                                                 84%     59900%     175742800%
MS                                                 --         --             --
MT                                                 95%     56700%        629100%
NC                                                 87%     61600%     386581200%
ND                                                 --         --             --
NE                                                 --         --             --
NH                                                 78%     56400%      93492900%
NJ                                                 80%     61700%    1672118000%
NM                                                 91%     60400%      12604500%
NV                                                 82%     62900%     784217700%
NY                                                 82%     62700%    3065226700%
OH                                                 87%     58800%     186663600%
OK                                                 86%     59700%      63845700%
OR                                                 85%     62700%     116226000%
OT                                                 --         --             --
PA                                                 85%     60400%     648459200%
PR                                                 --         --             --
RI                                                 81%     61000%     540058500%
SC                                                 89%     59800%      78156200%
SD                                                 --         --             --
TN                                                 89%     61400%     244974000%
TT                                                 --         --             --
TX                                                 85%     62200%     308162800%
UT                                                 72%     60900%      90795100%
VA                                                 83%     60900%    1147630600%
VI                                                 --         --             --
VT                                                 --         --             --
WA                                                 84%     60800%     427984200%
WI                                                 85%     59700%     260587300%
WV                                                 75%     51200%       5234100%
WY                                                 84%     67300%      15961100%
--------------------------------------------------------------------------------